UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21457

Name of Fund:	BlackRock Allocation Target Shares
BATS: Series A Portfolio
BATS: Series C Portfolio
BATS: Series E Portfolio
BATS: Series M Portfolio
BATS: Series P Portfolio
BATS: Series S Portfolio
BATS: Series V Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Allocation Target Shares,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2023

Date of reporting period: 09/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Allocation Target Shares

•	BATS: Series A Portfolio
•	BATS: Series C Portfolio
•	BATS: Series E Portfolio
•	BATS: Series M Portfolio
•	BATS: Series P Portfolio
•	BATS: Series S Portfolio
•	BATS: Series V Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is proving more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(20.20)%	(15.47)%

U.S. small cap equities (Russell 2000® Index)	(19.01)	(23.50)

International equities (MSCI Europe, Australasia, Far East Index)	(22.51)	(25.13)

Emerging market equities (MSCI Emerging Markets Index)	(21.70)	(28.11)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.58	0.63

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.81)	(16.20)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.22)	(14.60)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(6.30)	(11.50)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(10.42)	(14.15)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2022	BATS: Series A Portfolio

Investment Objective

BATS: Series A Portfolio’s (the “Fund”) investment objective is to seek a high level of current income consistent with capital preservation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund outperformed its broad-based benchmark, the Bloomberg U.S. Universal Index, as well as its “Reference Benchmark” consisting of 50% Bloomberg U.S. Asset-Backed Securities Index and 50% Bloomberg Non-Agency Investment Grade CMBS Index. Shares of the Fund can be purchased or held only by or on behalf of (i) certain separately managed account clients; (ii) collective trust funds managed by BlackRock Institutional Trust Company N.A., an affiliate of the investment adviser, and (iii) mutual funds advised by BlackRock Advisors, LLC or its affiliates. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributions to the Fund’s performance over the period were led by an allocation to commercial mortgage-backed securities (“CMBS”). Other contributors included the credit card segment within asset-backed securities (“ABS”), near-prime non-agency residential mortgage-backed securities (“RMBS”), mortgage derivatives, and bonds backed by single family rentals.

Holdings of ABS and non-agency RMBS detracted overall from performance, as did an allocation to collateralized loan obligations (“CLOs”). Some subsectors that detracted from performance include consumer loan ABS, student loan ABS, and CLOs in the AAA and BB ratings categories.

Describe recent portfolio activity.

Over the period the Fund modestly decreased exposure to non-agency RMBS and ABS while slightly increasing exposure to CLOs and CMBS. A key theme was a focus on shorter-maturity, higher-quality, senior risk.

The Fund’s cash position averaged 6.3% during the period and was 6.9% at the end of the period as some positions were sold into strength and the managers sought to be selective in redeploying assets. The Fund’s cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

The Fund ended the period underweight duration (and corresponding interest rate sensitivity) relative to the benchmark. The Fund was positioned underweight ABS and CMBS relative to the benchmark and had off-benchmark exposures to non-agency RMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2022	BATS: Series A Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)
BATS: Series A Portfolio	(3.31)%	(5.76)%	2.01%	3.58%
Bloomberg U.S. Universal Index(d)	(9.36)	(14.92)	(0.18)	0.89
Reference Benchmark(e)	(4.30)	(8.82)	0.94	1.38

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in fixed-income securities, such as ABS, CMBS and RMBS issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, CMBS and RMBS issued by banks and other financial institutions, collateralized mortgage obligations, loans backed by commercial or residential real estate, derivatives and repurchase agreements and reverse repurchase agreements.

(c)	The Fund commenced operations on September 21, 2015.
(d)

Bloomberg U.S. Universal Index (formerly Bloomberg Barclays U.S. Universal Index), an index that measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment-grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

(e)

A customized weighted index comprised of the returns of the Bloomberg U.S. Asset-Backed Securities Index (50%)/Bloomberg Non-Agency Investment Grade CMBS Index (50%). The Bloomberg U.S. Asset-Backed Securities Index is composed of debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”). Issues must have at least one year to maturity and an outstanding par value of at least $50 million. The Bloomberg Non-Agency Investment Grade CMBS Index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300 million that are rated investment grade or higher using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. Securities must have a remaining average life of at least one year and must be fixed-rate, weighted average coupon (“WAC”), or capped WAC securities.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$966.90	$0.00		$1,000.00	$1,025.07	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2022	BATS: Series A Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Asset-Backed Securities	53.6%
Non-Agency Mortgage-Backed Securities	42.9
U.S. Government Sponsored Agency Securities	2.8
Floating Rate Loan Interests	0.6
Corporate Bonds	0.1

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	34.3%
AA/Aa	4.3
A	4.6
BBB/Baa	2.8
BB/Ba	5.8
B	2.8
CCC/Caa	2.2
CC/Ca	2.3
C	0.5
N/R	40.4

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Fund Summary as of September 30, 2022	BATS: Series C Portfolio

Investment Objective

BATS: Series C Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund underperformed its benchmark, the Bloomberg U.S. Credit Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s allocation to capital securities was the largest detractor from performance, followed by overweights in technology and automotive issuers. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuers’ capital structures.) The Fund’s allocation to fallen angels (investment-grade issues that were downgraded to high yield) also detracted from results. On the other hand, underweights in media/entertainment, life insurance, pharmaceutical and integrated energy issuers contributed positively.

Describe recent portfolio activity.

At the beginning of the reporting period, the investment adviser’s activity was centered on reducing risk given signs that monetary policy was starting to have a negative impact on economic growth. Specifically, the investment adviser rotated from sectors sensitive to credit spreads—such as capital securities, emerging market debt and fallen angels—to more defensive sectors such as utilities, taxable municipals and pharmaceuticals. As market volatility continued to rise, the investment adviser focused on selectively increasing the Fund’s issuer overweights and underweights with the expectation that the market would experience a higher dispersion of return across sectors and issuers. It added risk in communications and non-cyclical issues, while trimming in consumer-oriented areas such as retailers.

Outside of relative value trading, the investment adviser increased the Fund’s overweight in banks as heavy issuance in the primary market caused yield spreads to widen. The investment adviser also reduced the portfolio’s allocation to European banks due to the deteriorating outlook for economic growth in the region. With respect to duration (interest rate sensitivity), the Fund moved from an underweight versus the benchmark to an overweight after the sell-off that followed the Fed’s September 2022 meeting.

Describe portfolio positioning at period end.

The Fund’s largest overweights were in the banking, technology, midstream energy and automotive sectors, while its largest underweights were in the sovereign, media and entertainment, life insurance and pharmaceuticals sectors. The Fund’s duration was longer than that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2022	BATS: Series C Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
BATS: Series C Portfolio	(11.57)%	(17.87)%	0.40%	2.08%
Bloomberg U.S. Credit Index(c)	(11.50)	(17.89)	(0.05)	1.58

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade fixed-income securities, such as corporate bonds, notes and debentures, ABS, CMBS and RMBS, obligations of non-U.S. governments and supranational organizations which are chartered to promote economic development, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements and reverse repurchase agreements.

(c)

Bloomberg U.S. Credit Index (formerly Bloomberg Barclays U.S. Credit Index), an index that measures the investment grade, US dollar-denominated ,fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$884.30	$0.01		$1,000.00	$1,025.06	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of September 30, 2022	BATS: Series C Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	88.9%
U.S. Treasury Obligations	3.5
Preferred Securities	2.7
Municipal Bonds	2.5
Foreign Government Obligations	2.0
Foreign Agency Obligations	0.4

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	4.9%
AA/Aa	3.8
A	34.9
BBB/Baa	54.8
BB/Ba	1.6

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	9

Fund Summary as of September 30, 2022	BATS: Series E Portfolio

Investment Objective

BATS: Series E Portfolio’s (the “Fund”) investment objective is to seek to maximize Federal tax-free yield with a secondary goal of total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund underperformed its broad-based benchmark, the Bloomberg Municipal High Yield Bond Index and its customized weighted index comprised of 65% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/35% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index the (“Customized Reference Benchmark”). Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The Fund’s long duration positioning (above-average interest rate sensitivity) detracted in the rising-rate environment. Yield curve positioning also detracted due to holdings in bonds with maturities of 20 years and longer. Positions in securities with coupons below 5%, which tend to have above-average interest rate sensitivity, further hurt results. An overweight in high yield bonds was an additional detractor, as was the Fund’s use of leverage. On a sector basis, overweights in the education, development districts and healthcare sectors cost the Fund some relative performance.

Income was the leading contributor to results at a time in which bond prices generally declined. The Fund’s position in cash, while limited, nonetheless contributed given the negative return for the broader market. At the sector level, positions in school districts and local tax-backed issues helped relative performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose in response to the Fed’s shift to tighter monetary policy, this strategy contributed to results. (Prices and yields move in opposite directions.)

Describe recent portfolio activity.

The Fund maintained its long duration positioning throughout the period, although the use of U.S. Treasury futures reduced the portfolio’s interest rate sensitivity. The investment adviser picked up tax-loss harvesting activity as bond prices moved materially lower. In some cases, the investment adviser took the opportunity to add back to positions at higher yields.

Market volatility was elevated as markets grappled with rising inflation and more hawkish monetary policy, leading to outflows from municipal bond funds. In response, the investment adviser opted to keep an above-average weighting in cash to meet redemptions. When replenishing cash reserves, the investment adviser first sold its positions in more defensive market segments that had outperformed—such as pre-refunded bonds—and maintained holdings in those it believed had the highest potential for price appreciation.

The investment adviser sought to capitalize on rising yields by moving up in credit quality to capture the increasingly attractive yield spreads in higher-rated securities. The Fund’s weighting in higher-quality municipals rose as a result, while its allocation to lower-quality bonds declined.

At the sector level, the most notable increases occurred in corporate-backed and education issues. The largest decreases occurred in pre-refunded bonds and healthcare.

Describe portfolio positioning at period end.

The Fund remained long duration relative to the benchmark due to the more attractive yields and yield spreads available following the sell-off of the past year. It was overweight in longer-term bonds, specifically those with maturities of 20 years and above, as well as in non-investment-grade issues. Notable sector-level overweights included education (led by charter schools), development districts and healthcare. State tax-backed, local tax-backed and school districts were the largest underweights, highlighting the team’s preference for revenue sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2022	BATS: Series E Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)
BATS: Series E Portfolio	(10.60)%	(15.60)%	2.28%	4.17%
Bloomberg Municipal High Yield Bond Index(d)	(10.16)	(15.05)	2.31	3.57
Customized Reference Benchmark(e)	(7.66)	(12.75)	1.21	N/A

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)	The Fund will invest in investment grade and non-investment grade municipal bonds.
(c)	The Fund commenced operations on August 4, 2014.
(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.
(e)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (65%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (35%). The Customized Reference Benchmark commenced on September 30, 2016.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual						Hypothetical 5% Return
		Including Interest Expense and Fees		Excluding Interest Expense and Fees			Including Interest Expense and Fees			Excluding Interest Expense and Fees
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(b)
$1,000.00	$894.00	$0.39		$0.00		$1,000.00	$1,024.65	$0.41		$1,025.10	$0.00

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

(b)

For shares of the Fund, expenses are equal to the annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
County/City/Special District/School District	30.2%
Education	19.2
Health Care	14.7
Transportation	13.9
Utilities	10.2
Tobacco	6.0
Housing	5.8

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa	0.8%
AA/Aa	10.7
A	16.5
BBB/Baa	11.8
BB/Ba	9.1
B	1.7
N/R	49.4

(a)	Total investments exclude short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	11

Fund Summary as of September 30, 2022	BATS: Series M Portfolio

Investment Objective

BATS: Series M Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund outperformed its benchmark, the Bloomberg MBS Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The largest contributors to the Fund’s performance included active positioning with respect to duration and corresponding interest rate sensitivity. The Fund’s active benchmark strategy, which implements relative value decisions between specified pools and to-be-announced securities (“TBAs”) versus the benchmark also contributed positively.

Detractors from the Fund’s relative performance over the period included interest rate volatility strategies and out-of-benchmark exposure to commercial mortgage-backed securities (“CMBS”).

Describe recent portfolio activity.

Within agency MBS, the Fund shifted to a defensive stance on lower coupons on the view that prepayment dynamics were unfavorable. The Fund’s allocation to CMBS was reduced modestly over the period while continuing to favor single-asset/single-borrower (“SASB”) issues.

The Fund’s cash position was 5.8% at period end and averaged 5.3% over the six-month period. The Fund’s cash position did not have a material impact on the Fund’s return for the period.

Describe portfolio positioning at period end.

The Fund was positioned overweight Agency MBS relative to the benchmark, on a view that MBS valuations are at historically attractive levels. Despite compelling valuations, the MBS overweight was modest in size in acknowledgment of the elevated state of macro uncertainty. Within the MBS sector, the Fund favored an overweight in higher coupons relative to an underweight in lower coupons. This coupon stack positioning was motivated by attractive relative value and an assessment that lower coupons remain vulnerable to slowing prepayment speeds and duration extension. The Fund also favored specified pools relative to TBAs, based on attractive relative valuations and a weakened outlook for TBA dollar rolls. Within securitized assets, the Fund favored high quality SASB CMBS, as well as Agency CMBS. The Fund closed the period positioned neutral duration with respect to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BATS: Series M Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
BATS: Series M Portfolio	(8.68)%	(13.91)%	(0.42)%	0.95%
Bloomberg MBS Index(c)	(9.14)	(13.98)	(0.92)	0.51

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade CMBS and RMBS, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent instruments, when-issued and delayed delivery securities, derivatives and dollar rolls.

(c)

Bloomberg MBS Index (formerly Bloomberg Barclays MBS Index), this unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg U.S. Aggregate Bond Index. It is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$913.20	$0.00		$1,000.00	$1,025.07	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Securities	89.6%
Non-Agency Mortgage-Backed Securities	10.4
Asset-Backed Securities	—(b)

CREDIT QUALITY ALLOCATION

Credit Rating(c)	Percent of Total Investments	(a)
AAA/Aaa(d)	95.8%
AA/Aa	1.4
A	0.4
BBB/Baa	0.3
N/R	2.1

(a)	Total investments exclude short-term securities, options written and TBA sale commitments.
(b)	Amount is less than 1%.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

F U N D S U M M A R Y	13

Fund Summary as of September 30, 2022	BATS: Series P Portfolio

Investment Objective

BATS: Series P Portfolio’s (the “Fund”) investment objective is to seek to provide a duration that is the inverse of its benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022 the Fund outperformed the Bloomberg U.S. Treasury 7-10 Year Bond Index and the Bloomberg U.S. Bellwether 10 Year Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

The use and cost of derivatives will result in a negative contribution to returns when interest rates fall; however, the Fund’s strategy is designed to offset these costs by holding shares of BlackRock Allocation Target Shares: Series S Portfolio (“Series S Portfolio”), a short-term proprietary fund. The use of derivatives is necessary to achieve the Fund’s objective and should therefore be evaluated in a portfolio context and not as a standalone strategy. The Fund’s use of derivatives contributed to results given that bond yields moved higher in the period.

The Fund’s position in the Series S Portfolio—which was hurt by its holdings in the bond market’s spread sectors—detracted from performance.

The Fund held cash as collateral in conjunction with its investments in U.S. Treasury futures and interest rate swaps. The cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund actively managed interest rate risk on the seven- to 10-year part of the yield curve by using derivatives as described above. The Fund maintained its allocation to Series S Portfolio in order to offset the cost of the derivatives. Since this is an overlay strategy designed to manage interest-rate risk, the portfolio’s positioning is relatively static.

Describe portfolio positioning at period end.

The Fund held positions in U.S. Treasury futures and interest rate swaps, and it had an out-of-benchmark allocation to Series S Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BATS: Series P Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)
BATS: Series P Portfolio	11.40%	18.27%	1.97%	0.26%
Bloomberg U.S. Treasury 7-10 Year Bond Index(d)	(9.75)	(15.43)	(0.38)	0.69
Bloomberg U.S. Bellwether 10 Year Swap Index(e)	(10.72)	(16.75)	(0.73)	0.72

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund may invest in a portfolio of securities and other financial instruments, including derivative instruments, in an attempt to provide returns that are the inverse of its benchmark index, the Bloomberg U.S. Treasury 7-10 Year Bond Index.

(c)	The Fund commenced operations on March 20, 2013.
(d)

Bloomberg U.S. Treasury 7-10 Year Bond Index (formerly Bloomberg Barclays U.S. Treasury 7-10 Year Bond Index), an index that measures the performance of the U.S. Government bond market and includes public obligations of the U.S. Treasury with a maturity of between seven and up to (but not including) ten years. Securities must be fixed rate and rated investment grade, as defined by the Index methodology.

(e)

Bloomberg U.S. Bellwether 10 Year Swap Index (formerly Bloomberg Barclays U.S. Bellwether 10 Year Swap Index) - provides total returns for swaps with varying maturities. For example, the 10-year swap index measures the total return of investing in 10-year par swaps over time.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,114.00	$ 0.00		$ 1,000.00	$ 1,025.07	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Fixed-Income Funds	100.0%

F U N D S U M M A R Y	15

Fund Summary as of September 30, 2022	BATS: Series S Portfolio

Investment Objective

BATS: Series S Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund underperformed its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Securities that trade based off of their yield spreads over U.S. Treasuries suffered in an environment of rising yields and increasing investor risk aversion. The Fund’s out-of-benchmark allocations to investment-grade corporate bonds, commercial mortgage-backed securities (“CMBS”), mortgage-backed securities (“MBS”), emerging markets debt, asset-backed securities (“ABS”), and 15- and 30-year pass-throughs therefore detracted from performance. The Fund’s allocation to U.S. Treasuries contributed.

The Fund used derivatives to manage risk and adjust the portfolio’s interest-rate sensitivity, which marginally contributed to results. The Fund’s cash position had no material impact to performance.

Describe recent portfolio activity.

The Fund increased its allocations to ABS and reduced its allocations to U.S. Treasuries and corporate issues. The increase in ABS was primarily the result of additions in securities linked to prime auto and credit cards receivables that have been supported by continued strength in the consumer. Within the investment-grade corporate portfolio, the Fund reduced its allocations to the utilities and industrials sectors.

Describe portfolio positioning at period end.

The Fund was positioned with a neutral to long duration bias versus the benchmark (i.e., a higher sensitivity to interest-rate movements). Since the index is comprised solely of U.S. Treasuries, the Fund was overweight in all spread sectors but underweight in U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2022	BATS: Series S Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	5 Years	10 Years
BATS: Series S Portfolio	(2.51)%	(5.91)%	1.18%	1.69%
ICE BofA 1-3 Year U.S. Treasury Index(c)	(1.99)	(4.85)	0.58	0.60

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest its assets in investment grade fixed-income securities, such as CMBS and RMBS, obligations of non-U.S. governments and supranational organizations, which are chartered to promote economic development, obligations of domestic and non-U.S. corporations, ABS, collateralized mortgage obligations, U.S. Treasury and agency securities, cash equivalent investments, when-issued and delayed delivery securities, derivatives, repurchase agreements, reverse repurchase agreements and dollar rolls.

(c)

An unmanaged index comprised of Treasury securities with maturities ranging from one to three years. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 1-3 Year U.S. Treasury Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(	a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(	a)	Annualized Expense Ratio
$ 1,000.00	$ 974.90	$ 0.00		$ 1,000.00	$ 1,025.07	$ 0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	17

Fund Summary as of September 30, 2022	BATS: Series S Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	32.8%
Asset-Backed Securities	26.4
Non-Agency Mortgage-Backed Securities	21.1
U.S. Government Sponsored Agency Securities	17.7
U.S. Treasury Obligations	1.1
Foreign Agency Obligations	0.6
Foreign Government Obligations	0.3

CREDIT QUALITY ALLOCATION

Credit Rating(b)	Percent of Total Investments	(a)
AAA/Aaa(c)	60.5%
AA/Aa	4.0
A	14.6
BBB/Baa	15.5
BB/Ba	0.1
N/R	5.3

(a)	Total investments exclude short-term securities and TBA sale commitments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

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Fund Summary as of September 30, 2022	BATS: Series V Portfolio

Investment Objective

BATS: SeriesV Portfolio’s (the “Fund”) investment objective is to seek as high a level of income exempt from federal income tax consistent with preservation of capital while seeking to minimize price volatility.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended September 30, 2022, the Fund performed in line with its benchmark, the SIFMA Municipal Swap Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of the separately managed accounts.

What factors influenced performance?

Positive contributors to the Fund’s performance relative to the benchmark included holdings of variable rate demand notes (“VRDNs”) which quickly and efficiently repriced coupons in line with expected Fed rate increases.

Detractors from the Fund’s performance relative to the benchmark included a slightly longer stance with respect to duration (and corresponding interest rate sensitivity) with fixed rate exposure to tax-backed local and school district issues, as well as commercial paper holdings which had a maturity profile that did not keep pace with the Fed’s aggressive rate hikes. The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund initially focused on laddering commercial paper maturities along with selective maturity extension trades but moved to a more defensive position as the Fed became increasingly hawkish in its efforts to combat inflation. As Fed rate hikes weighed on the performance of fixed-rate instruments, the Fund increased its exposure to VRDNs in order to be more defensively positioned. The Fund continued to prioritize maintaining a high level of liquidity.

Describe portfolio positioning at period end.

The Fund’s duration position at period end remained modestly longer than the benchmark. The Fund maintained a defensive bias amid expectations for continued Fed rate hikes.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of September 30, 2022	BATS: Series V Portfolio

Performance

		Average Annual Total Returns(a)(b)
	6-Month Total Returns	1 Year	Since Inception	(c)
BATS: Series V Portfolio	0.50%	0.45%	0.36%
SIFMA Municipal Swap Index(d)	0.52	0.58	0.42

(a)	See “About Fund Performance” for a detailed description of performance related information.
(b)

The Fund will principally invest in a broad range of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which, in the opinion of counsel to the issuer of the obligation, is exempt from regular federal income tax.

(c)	Commencement of operations on May 5, 2021.
(d)	A 7-day high-grade market index comprised of tax-exempt variable rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg.
Past performance is not an indication of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,005.00	$0.00		$1,000.00	$1,025.07	$0.00		0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses, incurred by the Fund. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed term.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Variable Rate Demand Notes	78.3%%
Municipal Bonds	21.6
Other Assets less Liabilities	0.1

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Fund. The Funds’ returns would have been lower if there were no such waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including administration fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Series E Portfolio may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Fund with economic benefits in periods of declining short-term interest rates but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	21

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(b)	USD	621	$584,157
522 Funding CLO Ltd.
Series 2018-3A, Class CR, (3 mo. LIBOR US + 2.05%), 4.76%, 10/20/31(a)(c)		500	459,217
Series 2019-5A, Class AR, (3 mo. CME Term SOFR + 1.33%), 3.66%, 04/15/35(a)(c)		430	412,004
ABFC Trust, Series 2007-WMC1, Class A2B, (1 mo. LIBOR US + 1.00%), 4.08%, 06/25/37(c)		2,999	2,472,767
AccessLex Institute, Series 2007-A, Class A3, (3 mo. LIBOR US + 0.30%), 3.30%, 05/25/36(c)		3,509	3,391,489
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, (1 mo. LIBOR US + 1.20%), 4.14%, 06/15/36(a)(c)		4,754	4,635,788
AGL CLO 12 Ltd., Series 2021-12A, Class A1, (3 mo. LIBOR US + 1.16%), 3.87%, 07/20/34(a)(c)		4,000	3,837,010
AGL CLO 14 Ltd., Series 2021-14A, Class A, (3 mo. LIBOR US + 1.15%), 3.88%, 12/02/34(a)(c)		15,870	15,195,606
AGL CLO 3 Ltd.
Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 3.81%, 01/15/33(a)(c)		250	242,113
Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 5.81%, 01/15/33(a)(c)		1,250	1,135,304
AGL Core CLO 4 Ltd., Series 2020-4A, Class A1R, (3 mo. LIBOR US + 1.07%), 3.78%, 04/20/33(a)(c)		4,350	4,218,188
AGL Static CLO 18 Ltd., Series 2022-18A, Class B, (3 mo. CME Term SOFR + 2.00%), 3.12%, 04/21/31(a)(c)		1,840	1,758,039
AIG CLO Ltd., Series 2018-1A, Class A1R, (3 mo. LIBOR US + 1.12%), 3.83%, 04/20/32(a)(c)		1,740	1,695,455
AIMCO CLO
Series 2017-AA, Class AR, (3 mo. LIBOR US + 1.05%), 3.76%, 04/20/34(a)(c)		2,500	2,388,554
Series 2018-BA, Class AR, (3 mo. LIBOR US + 1.10%), 3.61%, 01/15/32(a)(c)		1,000	972,568
Ajax Mortgage Loan Trust
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)(d)		72	57,964
Series 2018-A, Class B, 0.00%, 04/25/58(a)		17	17,110
Series 2018-B, Class B, 0.00%, 02/26/57(a)		74	53,788
Series 2018-D, Class B, 0.00%, 08/25/58(a)(c)		7	4,983
Series 2018-E, Class C, 0.00%, 06/25/58(a)(c)		4	4,047
Series 2018-F, Class C, 0.00%, 11/25/58(a)		89	58,232
Series 2019-E, Class A, 3.00%, 09/25/59(a)(b)		1,354	1,331,840
Series 2019-E, Class B, 4.88%, 09/25/59(a)(b)		350	342,304
Series 2019-E, Class C, 0.00%, 09/25/59(a)		738	661,638
Series 2019-G, Class A, 3.00%, 09/25/59(a)(b)		1,570	1,491,513
Series 2019-G, Class B, 4.25%, 09/25/59(a)(b)		224	196,664
Series 2019-G, Class C, 0.00%, 09/25/59(a)		568	300,361
Series 2019-H, Class A, 3.00%, 11/25/59(a)(b)		445	435,523
Series 2019-H, Class B, 4.25%, 11/25/59(a)(b)		140	135,618
Series 2019-H, Class C, 0.00%, 11/25/59(a)		338	317,469
Series 2020-A, Class A, 2.38%, 12/25/59(a)(b)		6,857	6,662,295
Series 2020-A, Class B, 3.50%, 12/25/59(a)(b)		999	954,386
Series 2020-A, Class C, 0.00%, 12/25/59(a)		2,358	1,476,613
Series 2020-C, Class A, 2.25%, 09/27/60(a)(b)		162	158,774
Series 2020-C, Class B, 5.00%, 09/27/60(a)(b)		250	240,717
Series 2020-C, Class C, 0.00%, 09/27/60(a)		785	712,339
Series 2020-D, Class A, 2.25%, 06/25/60(a)(b)		613	577,047
Series 2020-D, Class B, 5.00%, 06/25/60(a)(b)		350	336,037

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ajax Mortgage Loan Trust
Series 2020-D, Class C, 0.00%, 06/25/60(a)	USD	827	$740,648
Series 2021-C, Class A, 2.12%, 01/25/61(a)(b)		3,361	3,097,303
Series 2021-C, Class B, 3.72%, 01/25/61(a)(b)		817	751,562
Series 2021-C, Class C, 0.00%, 01/25/61(a)		2,064	1,927,519
Series 2021-D, Class A, 2.00%, 03/25/60(a)(b)		9,225	8,413,011
Series 2021-D, Class B, 4.00%, 03/25/60(a)(c)		1,634	1,494,670
Series 2021-D, Class C, 0.00%, 03/25/60(a)(c)(d)		2,415	1,487,558
Series 2021-E, Class A1, 1.74%, 12/25/60(a)(c)		12,762	10,801,250
Series 2021-E, Class A2, 2.69%, 12/25/60(a)(c)		1,770	1,412,964
Series 2021-E, Class B1, 3.73%, 12/25/60(a)(c)		1,068	841,286
Series 2021-E, Class B3, 4.01%, 12/25/60(a)(c)		637	377,855
Series 2021-E, Class M1, 2.94%, 12/25/60(a)(c)		698	536,876
Series 2021-E, Class SA, 0.00%, 12/25/60(a)(c)		10	4,791
Series 2021-F, Class A, 1.88%, 06/25/61(a)(b)		14,703	13,322,659
Series 2021-F, Class B, 3.75%, 06/25/61(a)(b)		1,945	1,773,747
Series 2021-F, Class C, 0.00%, 06/25/61(a)(d)		3,629	3,135,478
Allegro CLO II-S Ltd.
Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.08%), 3.81%, 10/21/28(a)(c)		1,595	1,573,854
Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 4.88%, 10/21/28(a)(c)		300	285,025
Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 5.73%, 10/21/28(a)(c)		750	678,787
Allegro CLO IV Ltd., Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.55%), 4.06%, 01/15/30(a)(c)		350	335,295
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.13%), 3.87%, 01/17/31(a)(c)		1,000	981,299
Allegro CLO XI Ltd.
Series 2019-2A, Class A2A, (3 mo. LIBOR US + 1.85%), 4.59%, 01/19/33(a)(c)		250	241,518
Series 2019-2A, Class C, (3 mo. LIBOR US + 3.00%), 5.74%, 01/19/33(a)(c)		250	233,576
ALM Ltd.
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 4.36%, 10/15/29(a)(c)		250	238,200
Series 2020-1A, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 10/15/29(a)(c)		350	324,152
AMMC CLO XIII Ltd., Series 2013-13A, Class A1R2, (3 mo. LIBOR US + 1.05%), 3.83%, 07/24/29(a)(c)		902	892,659
AMSR Trust
Series 2020-SFR4, Class F, 2.86%, 11/17/37(a)		4,000	3,527,408
Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)		2,537	2,335,009
Series 2021-SFR1, Class F, 3.60%, 06/17/38(a)(c)		2,872	2,313,708
Series 2021-SFR2, Class F1, 3.28%, 08/17/38(a)		3,756	3,185,385
Anchorage Capital CLO 16 Ltd., Series 2020-16A, Class A1R, (3 mo. LIBOR US + 1.20%), 3.94%, 01/19/35(a)(c)		380	363,462
Anchorage Capital CLO 3-R Ltd.
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.05%), 3.84%, 01/28/31(a)(c)		1,243	1,222,278
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.50%), 4.29%, 01/28/31(a)(c)		1,250	1,201,977
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 4.64%, 01/28/31(a)(c)		500	457,916

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Anchorage Capital CLO 4-R Ltd.
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.05%), 3.84%, 01/28/31(a)(c)	USD	2,550	$2,508,421
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.85%), 4.64%, 01/28/31(a)(c)		1,500	1,379,200
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 5.39%, 01/28/31(a)(c)		750	671,442
Anchorage Capital CLO 5-R Ltd.
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.45%), 3.96%, 01/15/30(a)(c)		2,070	2,008,715
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.85%), 4.36%, 01/15/30(a)(c)		3,500	3,327,427
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 7.91%, 01/15/30(a)(c)		1,000	842,502
Anchorage Capital CLO 7 Ltd.
Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 3.88%, 01/28/31(a)(c)		750	737,086
Series 2015-7A, Class BR2, (3 mo. LIBOR US + 1.75%), 4.54%, 01/28/31(a)(c)		1,500	1,434,958
Series 2015-7A, Class CR2, (3 mo. LIBOR US + 2.20%), 4.99%, 01/28/31(a)(c)		625	579,472
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 6.29%, 01/28/31(a)(c)		1,000	902,722
Anchorage Capital CLO 8 Ltd.
Series 2016-8A, Class AR2A, (3 mo. LIBOR US + 1.20%), 3.97%, 10/27/34(a)(c)		5,000	4,816,732
Series 2016-8A, Class BR2, (3 mo. LIBOR US + 1.80%), 4.57%, 10/27/34(a)(c)		1,000	942,466
Series 2016-8A, Class CR2, (3 mo. LIBOR US + 2.40%), 5.17%, 10/27/34(a)(c)		1,000	908,052
Anchorage Capital CLO Ltd.
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.25%), 3.71%, 10/13/30(a)(c)		330	325,636
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 4.61%, 10/13/30(a)(c)		500	473,870
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.80%), 9.26%, 10/13/30(a)(c)		1,000	896,321
Series 2018-10A, Class A2, (3 mo. LIBOR US + 1.50%), 4.01%, 10/15/31(a)(c)		450	437,285
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 3.59%, 04/15/31(a)(c)		1,387	1,355,487
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.01%), 3.72%, 04/20/31(a)(c)		1,000	978,401
Apidos CLO XX, Series 2015-20A, Class A1RA, (3 mo. LIBOR US + 1.10%), 3.84%, 07/16/31(a)(c)		360	349,634
Apidos CLO XXVI, Series 2017-26A, Class BR, (3 mo. LIBOR US + 1.95%), 4.69%, 07/18/29(a)(c)		2,830	2,645,970
Apidos CLO XXX, Series XXXA, Class A1A, (3 mo. LIBOR US + 1.14%), 3.88%, 10/18/31(a)(c)		400	388,828
Apidos CLO XXXIX, Series 2022-39A, Class A1, (3 mo. CME Term SOFR + 1.30%), 2.04%, 04/21/35(a)(c)		5,000	4,796,512
Apidos CLO XXXVI, Series 2021-36A, Class B, (3 mo. LIBOR US + 1.60%), 4.31%, 07/20/34(a)(c)		250	235,408
Apidos CLO XXXVII, Series 2021-37A, Class A, (3 mo. LIBOR US + 1.13%), 3.89%, 10/22/34(a)(c)		1,780	1,711,711

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XXXVIII, Series 2021-38A, Class E2, (3 mo. LIBOR US + 7.75%), 10.48%, 01/21/34(a)(c)	USD	1,250	$1,108,183
Apollo Credit Funding IV Ltd., Series 4A, Class A2R, (3 mo. LIBOR US + 1.60%), 4.11%, 07/15/30(a)(c)		500	476,509
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/46(a)		323	292,031
Series 2021-A, Class B, 2.40%, 07/17/46(a)		5,500	4,547,115
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.35%), 4.17%, 11/15/36(a)(c)		546	532,923
Series 2022-FL2, Class A, (1 mo. CME Term SOFR + 1.85%), 4.70%, 05/15/37(a)(c)		5,112	5,001,881
Ares L CLO Ltd., Series 2018-50A, Class BR, (3 mo. LIBOR US + 1.60%), 4.11%, 01/15/32(a)(c)		1,000	940,614
Ares LIX CLO Ltd., Series 2021-59A, Class A, (3 mo. LIBOR US + 1.03%), 3.81%, 04/25/34(a)(c)		250	236,725
Ares LVI CLO Ltd.
Series 2020-56A, Class AR, (3 mo. LIBOR US + 1.16%), 3.94%, 10/25/34(a)(c)		2,130	2,049,639
Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 9.28%, 10/25/34(a)(c)		250	215,971
Ares XLI CLO Ltd., Series 2016-41A, Class BR, (3 mo. LIBOR US + 1.45%), 3.96%, 04/15/34(a)(c)		2,500	2,339,534
Ares XLVIII CLO Ltd., Series 2018-48A, Class B, (3 mo. LIBOR US + 1.58%), 4.29%, 07/20/30(a)(c)		680	646,000
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A1A, (3 mo. LIBOR US + 0.94%), 3.85%, 05/15/30(a)(c)		750	727,837
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.17%), 3.68%, 10/15/30(a)(c)		600	590,483
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.48%), 3.56%, 05/25/35(c)		45	39,061
ARM Master Trust LLC Agricultural Loan Backed Notes, Series 2021-T1, Class A, 2.43%, 11/15/27(a)		138	126,150
Asset Backed Securities Corp. Home Equity Loan Trust OOMC, Series 2005-HE6, Class M6, (1 mo. LIBOR US + 1.11%), 4.19%, 07/25/35(c)		914	786,596
ASSURANT CLO I Ltd.
Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.70%), 4.41%, 10/20/34(a)(c)		1,400	1,280,171
Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.15%), 4.86%, 10/20/34(a)(c)		250	223,154
ASSURANT CLO Ltd., Series 2018-2A, Class A, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/31(a)(c)		500	486,552
Atrium IX, Series 9A, Class AR2, (3 mo. LIBOR US + 0.99%), 4.03%, 05/28/30(a)(c)		1,824	1,792,072
Atrium XIII
Series 13A, Class A1, (3 mo. LIBOR US + 1.18%), 3.96%, 11/21/30(a)(c)		500	492,607
Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 4.28%, 11/21/30(a)(c)		1,250	1,186,696

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Atrium XIII
Series 13A, Class C, (3 mo. LIBOR US + 1.80%), 4.58%, 11/21/30(a)(c)	USD	1,610	$1,494,484
Bain Capital Credit CLO Ltd.
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.97%), 3.68%, 07/20/30(a)(c)		1,250	1,229,014
Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.96%), 3.74%, 04/23/31(a)(c)		250	244,334
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.08%), 3.82%, 07/19/31(a)(c)		1,000	978,756
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.17%), 3.88%, 10/20/34(a)(c)		350	335,006
Ballyrock CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.60%), 4.31%, 04/20/31(a)(c)		250	234,819
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class B1, 7.07%, 02/10/22(c)		5,740	1,840,800
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17%, 09/17/31(a)		1,940	1,791,982
Barings CLO Ltd.
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.19%), 3.90%, 10/20/30(a)(c)		1,000	982,418
Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.95%), 3.66%, 07/20/29(a)(c)		644	634,561
Series 2019-3A, Class A1R, (3 mo. LIBOR US + 1.07%), 3.78%, 04/20/31(a)(c)		1,170	1,140,305
Battalion CLO 18 Ltd.
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.20%), 3.71%, 10/15/36(a)(c)		500	479,012
Series 2020-18A, Class BR, (3 mo. LIBOR US + 1.75%), 4.26%, 10/15/36(a)(c)		1,000	934,293
Battalion CLO VIII Ltd., Series 2015-8A, Class A1R2, (3 mo. LIBOR US + 1.07%), 3.81%, 07/18/30(a)(c)		1,250	1,224,231
Battalion CLO X Ltd., Series 2016-10A, Class A1R2, (3 mo. LIBOR US + 1.17%), 3.95%, 01/25/35(a)(c)		3,230	3,107,142
Battalion CLO XII Ltd., Series 2018-12A, Class B2R, (3 mo. LIBOR US + 2.08%), 5.02%, 05/17/31(a)(c)		250	240,982
Battalion CLO XX Ltd., Series 2021-20A, Class A, (3 mo. LIBOR US + 1.18%), 3.69%, 07/15/34(a)(c)		3,000	2,880,259
Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class B2, (1 mo. LIBOR US + 2.48%), 5.59%, 02/28/41(c)		5,459	5,216,656
Bayview Financial Revolving Asset Trust
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.00%), 4.11%, 02/28/40(a)(c)		4,063	3,806,007
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.00%), 4.11%, 12/28/40(a)(c)		1,804	1,818,453
Series 2005-E, Class A2A, (1 mo. LIBOR US + 0.93%), 4.04%, 12/28/40(a)(c)		1,478	1,531,065
BDS Ltd.
Series 2021-FL7, Class A, (1 mo. LIBOR US + 1.07%), 4.06%, 06/16/36(a)(c)		3,030	2,917,606
Series 2021-FL9, Class A, (1 mo. LIBOR US + 1.07%), 4.06%, 11/16/38(a)(c)		1,870	1,800,150
Series 2022-FL11, Class ATS, (1 mo. CME Term SOFR + 1.80%), 4.82%, 03/19/39(a)(c)		6,888	6,706,509

Security		Par (000)	Value

Asset-Backed Securities (continued)
Bear Stearns Asset-Backed Securities I Trust
Series 2005-HE8, Class M3, (1 mo. LIBOR US + 1.95%), 5.03%, 08/25/35(c)	USD	4,225	$4,066,900
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.34%), 3.42%, 09/25/36(c)		139	133,857
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.32%), 3.40%, 03/25/37(c)		918	824,445
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.14%), 3.22%, 03/25/37(c)		55	51,239
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.35%), 3.43%, 04/25/37(c)		309	298,114
Benefit Street Partners CLO II Ltd., Series 2013- IIA, Class A2R2, (3 mo. LIBOR US + 1.45%), 3.96%, 07/15/29(a)(c)		1,680	1,631,396
Benefit Street Partners CLO Ltd.
Series 2015-6BR, Class A, (3 mo. LIBOR US + 1.19%), 3.90%, 07/20/34(a)(c)		1,460	1,388,068
Series 2015-6BR, Class B, (3 mo. LIBOR US + 1.80%), 4.51%, 07/20/34(a)(c)		250	235,645
Benefit Street Partners CLO V-B Ltd., Series 2018- 5BA, Class A1A, (3 mo. LIBOR US + 1.09%), 3.80%, 04/20/31(a)(c)		1,000	978,999
Benefit Street Partners CLO VIII Ltd., Series 2015- 8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 3.81%, 01/20/31(a)(c)		1,900	1,855,290
Benefit Street Partners CLO XIX Ltd., Series 2019- 19A, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 01/15/33(a)(c)		250	237,826
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.08%), 3.86%, 04/30/31(a)(c)		250	244,682
BHG Securitization Trust
Series 2021-A, Class A, 1.42%, 11/17/33(a)		196	182,129
Series 2021-A, Class B, 2.79%, 11/17/33(a)		3,714	3,191,156
Series 2021-B, Class C, 2.24%, 10/17/34(a)		5,380	4,444,978
Series 2021-B, Class D, 3.17%, 10/17/34(a)		145	117,717
Series 2022-A, Class C, 3.08%, 02/20/35(a)		8,542	7,026,286
Series 2022-A, Class D, 3.56%, 02/20/35(a)		975	789,397
Series 2022-A, Class E, 4.30%, 02/20/35(a)		700	550,464
Series 2022-C, Class A, 5.32%, 10/17/35(a)		2,919	2,918,921
Series 2022-C, Class B, 5.93%, 10/17/35(a)		880	879,908
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class A1, (3 mo. LIBOR US + 1.26%), 4.00%, 10/19/34(a)(c)		320	305,079
Series 2021-2A, Class B, (3 mo. LIBOR US + 1.75%), 4.49%, 10/19/34(a)(c)		250	235,832
Birch Grove CLO Ltd.
Series 19A, Class BR, (3 mo. LIBOR US + 1.75%), 5.04%, 06/15/31(a)(c)		1,000	932,585
Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 6.64%, 06/15/31(a)(c)		500	477,882
Series 2021-3A, Class D1, (3 mo. LIBOR US + 3.20%), 5.94%, 01/19/35(a)(c)		750	661,544
BlueMountain CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 3.94%, 10/22/30(a)(c)		2,501	2,457,039
Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.60%), 4.36%, 10/22/30(a)(c)		1,250	1,192,611
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.70%), 4.61%, 08/15/31(a)(c)		700	657,673

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
BlueMountain CLO XXIII Ltd.
Series 2018-23A, Class A1, (3 mo. LIBOR US + 1.15%), 3.86%, 10/20/31(a)(c)	USD	250	$242,840
Series 2018-23A, Class B, (3 mo. LIBOR US + 1.70%), 4.41%, 10/20/31(a)(c)		750	701,522
Series 2018-23A, Class C, (3 mo. LIBOR US + 2.15%), 4.86%, 10/20/31(a)(c)		950	876,330
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 4.53%, 07/25/34(a)(c)		420	395,256
BlueMountain CLO XXVIII Ltd., Series 2021-28A, Class A, (3 mo. LIBOR US + 1.26%), 3.77%, 04/15/34(a)(c)		250	240,539
BlueMountain Fuji U.S. CLO III Ltd., Series 2017- 3A, Class B, (3 mo. LIBOR US + 1.38%), 3.89%, 01/15/30(a)(c)		550	517,863
BPCRE Ltd., Series 2022-FL2, Class A, (1 mo. CME Term SOFR + 2.40%), 5.42%, 01/16/37(a)(c)		2,763	2,710,749
Brex Commercial Charge Card Master Trust,
Series 2021-1, Class A, 2.09%, 07/15/24(a)		1,070	1,049,506
Bridge Street CLO II Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.23%), 3.94%, 07/20/34(a)(c)		250	239,554
Bristol Park CLO Ltd.
Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.45%), 3.96%, 04/15/29(a)(c)		350	334,518
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.95%), 5.46%, 04/15/29(a)(c)		250	227,232
Burnham Park CLO Ltd.
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.15%), 3.86%, 10/20/29(a)(c)		3,716	3,659,284
Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.50%), 4.21%, 10/20/29(a)(c)		500	479,742
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 5.56%, 10/20/29(a)(c)		250	222,705
Carbone CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.14%), 3.85%, 01/20/31(a)(c)		250	245,579
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, (3 mo. LIBOR US + 1.03%), 3.81%, 04/30/31(a)(c)		2,350	2,300,610
Carlyle Global Market Strategies CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.97%), 3.71%, 04/17/31(a)(c)		3,754	3,640,980
Series 2014-3RA, Class A1B, (3 mo. LIBOR US + 1.30%), 4.07%, 07/27/31(a)(c)		1,000	966,212
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.50%), 11.21%, 07/20/32(a)(c)		3	2,676
Carlyle U.S. CLO Ltd.
Series 2018-4A, Class B, (3 mo. LIBOR US + 2.07%), 4.78%, 01/20/31(a)(c)		2,430	2,239,840
Series 2021-10A, Class A, (3 mo. LIBOR US + 1.15%), 3.86%, 10/20/34(a)(c)		4,360	4,172,229
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.14%), 3.65%, 04/15/34(a)(c)		250	240,877
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A4, (1 mo. LIBOR US + 0.25%), 3.33%, 10/25/36(c)		1,523	1,264,850
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.16%), 3.24%, 10/25/36(c)		34	33,022

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust
Series 2007-FRE1, Class A3, (1 mo. LIBOR US + 0.26%), 3.34%, 02/25/37(c)	USD	5,029	$4,662,325
CarVal CLO VC Ltd.
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 5.76%, 10/15/34(a)(c)		1,000	904,094
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 9.26%, 10/15/34(a)(c)		1,250	1,122,571
Cascade MH Asset Trust, Series 2019-MH1, Class A, 4.00%, 11/25/44(a)(c)		5,812	5,427,158
CBAM Ltd.
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 3.96%, 07/20/30(a)(c)		1,500	1,478,293
Series 2018-6A, Class B1R, (3 mo. CME Term SOFR + 2.36%), 4.69%, 01/15/31(a)(c)		1,000	935,612
Series 2018-7A, Class B1, (3 mo. LIBOR US + 1.60%), 4.31%, 07/20/31(a)(c)		500	462,764
Cedar Funding II CLO Ltd.
Series 2013-1A, Class ARR, (3 mo. LIBOR US + 1.08%), 3.79%, 04/20/34(a)(c)		750	715,511
Series 2013-1A, Class BRR, (3 mo. LIBOR US + 1.35%), 4.06%, 04/20/34(a)(c)		500	465,011
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.98%), 3.69%, 04/20/31(a)(c)		1,400	1,364,872
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.10%), 3.84%, 07/17/31(a)(c)		2,000	1,945,449
Cedar Funding VI CLO Ltd., Series 2016-6A, Class ARR, (3 mo. LIBOR US + 1.05%), 3.76%, 04/20/34(a)(c)		500	477,435
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 3.71%, 01/20/31(a)(c)		350	342,548
Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 3.84%, 01/20/31(a)(c)		250	240,111
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1R, (3 mo. LIBOR US + 1.15%), 3.89%, 10/17/34(a)(c)		2,750	2,629,612
Cedar Funding XI CLO Ltd.
Series 2019-11A, Class A1R, (3 mo. LIBOR US + 1.05%), 4.09%, 05/29/32(a)(c)		1,000	972,814
Series 2019-11A, Class A2R, (3 mo. LIBOR US + 1.35%), 4.39%, 05/29/32(a)(c)		250	239,696
Cedar Funding XIV CLO Ltd., Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 4.11%, 07/15/33(a)(c)		1,000	937,121
CIFC Funding Ltd.
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.75%), 4.49%, 07/16/30(a)(c)		250	238,975
Series 2013-2A, Class A1L2, (3 mo. LIBOR US + 1.00%), 3.74%, 10/18/30(a)(c)		1,580	1,550,903
Series 2014-2RA, Class A1, (3 mo. LIBOR US + 1.05%), 3.83%, 04/24/30(a)(c)		249	245,045
Series 2014-3A, Class A1R2, (3 mo. LIBOR US + 1.20%), 3.96%, 10/22/31(a)(c)		3,500	3,395,000
Series 2014-5A, Class A1R2, (3 mo. LIBOR US + 1.20%), 3.94%, 10/17/31(a)(c)		5,250	5,100,776
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.11%), 3.87%, 01/22/31(a)(c)		250	245,316
Series 2017-5A, Class A1, (3 mo. LIBOR US + 1.18%), 3.92%, 11/16/30(a)(c)		250	245,662

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.00%), 3.74%, 04/18/31(a)(c)	USD	3,455	$3,369,330
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/31(a)(c)		250	244,038
Series 2018-4A, Class A2, (3 mo. LIBOR US + 1.70%), 4.44%, 10/17/31(a)(c)		250	236,748
Series 2019-5A, Class A1R1, (3 mo. LIBOR US + 1.14%), 3.65%, 01/15/35(a)(c)		250	238,480
Series 2020-3A, Class A1R, (3 mo. LIBOR US + 1.13%), 3.84%, 10/20/34(a)(c)		7,000	6,686,650
Series 2021-4A, Class A, (3 mo. LIBOR US + 1.05%), 3.56%, 07/15/33(a)(c)		3,000	2,918,255
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.58%), 4.09%, 07/15/33(a)(c)		2,500	2,395,384
Series 2021-4A, Class C, (3 mo. LIBOR US + 1.85%), 4.36%, 07/15/33(a)(c)		1,000	911,728
Series 2021-5A, Class A, (3 mo. LIBOR US + 1.14%), 3.65%, 07/15/34(a)(c)		1,700	1,627,550
Citibank Credit Card Issuance Trust, Series 2018- A2, Class A2, (1 mo. LIBOR US + 0.33%), 3.32%, 01/20/25(c)		8,000	7,999,245
Citigroup Mortgage Loan Trust
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 3.28%, 05/25/37(c)		1,017	743,673
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.27%), 3.35%, 05/25/37(c)		473	346,397
Series 2007-WFH2, Class M3, (1 mo. LIBOR US + 0.71%), 3.79%, 03/25/37(c)		5,000	4,585,438
Series 2007-WFH4, Class M3A, (1 mo. LIBOR US + 2.50%), 5.58%, 07/25/37(c)		1,000	976,645
Clear Creek CLO
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 3.91%, 10/20/30(a)(c)		250	244,989
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.95%), 5.66%, 10/20/30(a)(c)		330	295,726
Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.30%), 9.01%, 10/20/30(a)(c)		1,000	836,676
College Ave Student Loans LLC
Series 2021-B, Class B, 2.42%, 06/25/52(a)		660	565,546
Series 2021-B, Class C, 2.72%, 06/25/52(a)		2,670	2,270,440
Series 2021-B, Class D, 3.78%, 06/25/52(a)		500	422,522
Series 2021-C, Class B, 2.72%, 07/26/55(a)		406	344,015
Series 2021-C, Class C, 3.06%, 07/26/55(a)		3,764	3,172,554
Series 2021-C, Class D, 4.11%, 07/26/55(a)		270	226,032
Conseco Finance Corp.
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		51	48,098
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		995	894,766
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		923	856,613
Conseco Finance Securitizations Corp.
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		2,165	504,861
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		2,157	490,433
Cook Park CLO Ltd., Series 2018-1A, Class B, (3 mo. LIBOR US + 1.40%), 4.14%, 04/17/30(a)(c)		250	235,073
Countrywide Asset-Backed Certificates
Series 2005-16, Class 1AF, 4.49%, 04/25/36(c)		1,595	1,361,533
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.16%), 3.24%, 09/25/46(c)		1	1,449
Series 2006-12, Class 1A, (1 mo. LIBOR US + 0.26%), 3.34%, 12/25/36(c)		197	179,064

Security		Par (000)	Value

Asset-Backed Securities (continued)
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.27%), 3.09%, 03/15/34(c)	USD	14	$13,737
Credit Suisse Mortgage Trust, Series 2021-JR1, Class A1, 2.47%, 09/27/66(a)(c)		6,383	6,058,100
Credit-Based Asset Servicing & Securitization LLC
Series 2006-CB2, Class AF4, 3.02%, 12/25/36(b)		17	13,947
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(b)		2,194	2,068,863
Series 2006-SL1, Class A3, (1 mo. LIBOR US + 0.44%), 3.52%, 09/25/36(a)(c)		5,690	367,869
CWHEQ Revolving Home Equity Loan Resuritization Trust
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.30%), 3.12%, 12/15/33(a)(c)		10	10,234
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.19%), 3.01%, 05/15/35(a)(c)		3	2,927
CWHEQ Revolving Home Equity Loan Trust,
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.18%), 3.00%, 05/15/36(c)		832	788,334
Deer Creek CLO Ltd.
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 3.89%, 10/20/30(a)(c)		1,000	981,905
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 10/20/30(a)(c)		750	709,917
Dewolf Park CLO Ltd.
Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.92%), 3.43%, 10/15/30(a)(c)		8,000	7,805,973
Series 2017-1A, Class CR, (3 mo. LIBOR US + 1.85%), 4.36%, 10/15/30(a)(c)		500	460,402
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.24%), 3.75%, 07/15/36(a)(c)		1,030	989,756
Diameter Capital CLO 2 Ltd.
Series 2021-2A, Class A1, (3 mo. LIBOR US + 1.22%), 3.73%, 10/15/36(a)(c)		250	239,404
Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.75%), 4.26%, 10/15/36(a)(c)		500	475,820
Diameter Capital CLO 3 Ltd., Series 2022-3A, Class A1A, (3 mo. CME Term SOFR + 1.39%), 3.72%, 04/15/37(a)(c)		470	451,588
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3 mo. LIBOR US + 1.10%), 3.61%, 01/15/31(a)(c)		1,250	1,220,064
Dryden 40 Senior Loan Fund, Series 2015-40A, Class CR, (3 mo. LIBOR US + 2.10%), 5.01%, 08/15/31(a)(c)		1,200	1,112,599
Dryden 42 Senior Loan Fund, Series 2016-42A, Class CR, (3 mo. LIBOR US + 2.05%), 4.56%, 07/15/30(a)(c)		250	230,018
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/34(a)(c)		1,620	1,559,120
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 4.21%, 10/15/30(a)(c)		7,240	6,804,684
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, (3 mo. LIBOR US + 0.95%), 3.69%, 07/18/30(a)(c)		1,000	984,607

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.12%), 3.63%, 01/15/31(a)(c)	USD	2,000	$1,949,967
Dryden 58 CLO Ltd., Series 2018-58A, Class B, (3 mo. LIBOR US + 1.50%), 4.24%, 07/17/31(a)(c)		250	235,782
Dryden 60 CLO Ltd., Series 2018-60A, Class A, (3 mo. LIBOR US + 1.05%), 3.56%, 07/15/31(a)(c)		250	242,846
Dryden 65 CLO Ltd., Series 2018-65A, Class B, (3 mo. LIBOR US + 1.60%), 4.34%, 07/18/30(a)(c)		500	472,021
Dryden 77 CLO Ltd.
Series 2020-77A, Class AR, (3 mo. LIBOR US + 1.12%), 4.10%, 05/20/34(a)(c)		2,000	1,925,365
Series 2020-77A, Class XR, (3 mo. LIBOR US + 1.00%), 3.98%, 05/20/34(a)(c)		234	232,938
Dryden 78 CLO Ltd., Series 2020-78A, Class B, (3 mo. LIBOR US + 1.50%), 4.24%, 04/17/33(a)(c)		250	234,779
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class A1LR, (3 mo. LIBOR US + 1.20%), 4.11%, 08/15/30(a)(c)		1,247	1,227,137
Eaton Vance CLO Ltd.
Series 2014-1RA, Class A2, (3 mo. LIBOR US + 1.49%), 4.00%, 07/15/30(a)(c)		250	239,732
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 3.96%, 10/15/30(a)(c)		250	239,566
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)		948	889,940
EDvestinU Private Education Loan Issue No. 3 LLC
Series 2021-A, Class A, 1.80%, 11/25/45(a)		293	250,038
Series 2021-A, Class B, 3.50%, 11/25/50(a)		1,200	951,784
EDvestinU Private Education Loan Issue No. 4 LLC, Series 2022-A, Class A, 5.25%, 11/25/40(a)		1,248	1,217,119
Elmwood CLO 15 Ltd.
Series 2022-2A, Class A1, (3 mo. CME Term SOFR + 1.34%), 1.98%, 04/22/35(a)(c)		10,590	10,097,669
Series 2022-2A, Class D, (3 mo. CME Term SOFR + 3.67%), 4.31%, 04/22/35(a)(c)		1,625	1,466,951
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.45%), 4.16%, 10/20/33(a)(c)		250	242,006
Elmwood CLO II Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.86%, 04/20/34(a)(c)		2,250	2,171,250
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3 mo. LIBOR US + 1.24%), 3.75%, 04/15/33(a)(c)		500	485,607
Elmwood CLO X Ltd., Series 2021-3A, Class C, (3 mo. LIBOR US + 1.95%), 4.66%, 10/20/34(a)(c)		6,300	5,748,225
Elmwood CLO XII Ltd., Series 2021-5A, Class A, (3 mo. LIBOR US + 1.15%), 3.86%, 01/20/35(a)(c)		960	917,605
FBR Securitization Trust, Series 2005-5, Class M2, (1 mo. LIBOR US + 0.71%), 3.79%, 11/25/35(c)		2,770	2,691,762

Security		Par (000)	Value

Asset-Backed Securities (continued)
Fillmore Park CLO Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.34%), 3.85%, 07/15/30(a)(c)	USD	250	$238,776
First Franklin Mortgage Loan Trust
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.28%), 3.36%, 12/25/36(c)		493	228,699
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.15%), 3.23%, 12/25/36(c)		1,735	1,616,595
FirstKey Homes Trust
Series 2020-SFR1, Class G, 4.78%, 08/17/37(a)		3,650	3,258,296
Series 2021-SFR1, Class F1, 3.24%, 08/17/38(a)		4,464	3,739,495
Series 2021-SFR2, Class F1, 2.91%, 09/17/38(a)		5,500	4,554,707
Series 2022-SFR1, Class E1, 5.00%, 05/17/39(a)		4,000	3,574,073
Series 2022-SFR2, Class E1, 4.50%, 07/17/39(a)		2,681	2,324,134
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. CME Term SOFR + 1.21%), 3.69%, 04/17/31(a)(c)		1,250	1,223,508
Flatiron CLO 19 Ltd.
Series 2019-1A, Class AR, (3 mo. LIBOR US + 1.08%), 4.00%, 11/16/34(a)(c)		500	482,242
Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.00%), 5.92%, 11/16/34(a)(c)		900	788,279
Foundation Finance Trust, Series 2021-2A, Class A, 2.19%, 01/15/42(a)		2,540	2,321,564
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.28%), 3.36%, 02/25/37(c)		2,193	1,665,162
FS Rialto Issuer Ltd.
Series 2021-FL3, Class A, (1 mo. LIBOR US + 1.25%), 4.19%, 11/16/36(a)(c)		2,205	2,107,894
Series 2022-FL4, Class A, (SOFR (30-day) + 1.90%), 4.18%, 01/19/39(a)(c)		12,331	12,043,657
Series 2022-FL5, Class A, (1 mo. CME Term SOFR + 2.30%), 5.32%, 06/19/37(a)(c)		5,456	5,360,920
Series 2022-FL6, Class A, (1 mo. CME Term SOFR + 2.58%), 5.60%, 08/17/37(a)(c)		3,288	3,253,948
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1RR, (3 mo. LIBOR US + 0.95%), 3.73%, 07/24/30(a)(c)		500	490,525
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, (3 mo. LIBOR US + 1.00%), 3.71%, 04/20/31(a)(c)		3,000	2,924,803
Galaxy XXII CLO Ltd., Series 2016-22A, Class ARR, (3 mo. LIBOR US + 1.20%), 3.94%, 04/16/34(a)(c)		1,000	962,224
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (3 mo. LIBOR US + 1.02%), 3.94%, 05/16/31(a)(c)		2,330	2,268,600
Generate CLO 2 Ltd.
Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.91%, 01/22/31(a)(c)		1,220	1,193,234
Series 2A, Class BR, (3 mo. LIBOR US + 1.45%), 4.21%, 01/22/31(a)(c)		250	233,789
Series 2A, Class ER, (3 mo. LIBOR US + 5.65%), 8.41%, 01/22/31(a)(c)		1,000	850,625
Generate CLO 3 Ltd., Series 3A, Class AR, (3 mo. LIBOR US + 1.25%), 3.96%, 10/20/29(a)(c)		967	954,008

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Generate CLO 6 Ltd.
Series 6A, Class A1R, (3 mo. LIBOR US + 1.20%), 3.96%, 01/22/35(a)(c)	USD	250	$238,567
Series 6A, Class CR, (3 mo. LIBOR US + 2.45%), 5.21%, 01/22/35(a)(c)		4,330	3,939,444
Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 6.26%, 01/22/35(a)(c)		4,500	3,954,219
Generate CLO 7 Ltd., Series 7A, Class A1, (3 mo. LIBOR US + 1.37%), 4.13%, 01/22/33(a)(c)		250	242,584
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.19%), 3.70%, 10/15/30(a)(c)		250	245,746
GMACM Home Equity Loan Trust, Series 2006- HE1, Class A, (1 mo. LIBOR US + 0.32%), 3.40%, 11/25/36(c)		8	12,108
GoldenTree Loan Management U.S. CLO 1 Ltd.
Series 2017-1A, Class A1R2, (3 mo. LIBOR US + 1.02%), 3.73%, 04/20/34(a)(c)		250	240,539
Series 2021-11A, Class A, (3 mo. LIBOR US + 1.13%), 3.84%, 10/20/34(a)(c)		5,530	5,282,344
Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 8.06%, 10/20/34(a)(c)		1,750	1,416,765
Series 2021-11A, Class EJ, (3 mo. LIBOR US + 7.75%), 10.46%, 10/20/34(a)(c)		1,000	883,721
Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 7.46%, 01/20/33(a)(c)		1,000	786,174
GoldenTree Loan Management U.S. CLO 10 Ltd., Series 2021-10A, Class A, (3 mo. LIBOR US + 1.10%), 3.81%, 07/20/34(a)(c)		250	239,558
GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class AJ, (3 mo. LIBOR US + 1.30%), 4.01%, 04/20/30(a)(c)		850	818,791
GoldenTree Loan Opportunities IX Ltd.
Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.11%), 3.92%, 10/29/29(a)(c)		864	851,977
Series 2014-9A, Class BR2, (3 mo. LIBOR US + 1.60%), 4.41%, 10/29/29(a)(c)		250	242,540
Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 8.47%, 10/29/29(a)(c)		750	641,180
GoldenTree Loan Opportunities XI Ltd.,
Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.07%), 3.81%, 01/18/31(a)(c)		500	489,474
Goldman Home Improvement Trust, Series 2021- GRN2, Class B, 1.97%, 06/25/51(a)		2,476	2,157,278
Golub Capital Partners CLO Ltd.
Series 2021-53A, Class E, (3 mo. LIBOR US + 6.70%), 9.41%, 07/20/34(a)(c)		250	214,306
Series 2021-55A, Class A, (3 mo. LIBOR US + 1.20%), 3.91%, 07/20/34(a)(c)		330	316,138
Series 2021-58A, Class A1, (3 mo. LIBOR US + 1.18%), 3.96%, 01/25/35(a)(c)		1,780	1,711,511
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		3,854	3,202,532
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)		2,926	2,801,927
Gracie Point International Funding
Series 2021-1A, Class A, (1 mo. LIBOR US + 0.75%), 3.31%, 11/01/23(a)(c)		4,648	4,627,289
Series 2022-2A, Class A, (SOFR (30-day) + 2.75%), 5.20%, 07/01/24(a)(c)		5,101	5,098,388
Series 2022-2A, Class B, (SOFR (30-day) + 3.35%), 5.80%, 07/01/24(a)(c)		2,032	2,030,955

Security		Par (000)	Value

Asset-Backed Securities (continued)
Greywolf CLO III Ltd., Series 2020-3RA, Class A1R, (3 mo. CME Term SOFR + 1.55%), 4.06%, 04/15/33(a)(c)	USD	500	$481,672
GSAA Home Equity Trust
Series 2005-14, Class 1A2, (1 mo. LIBOR US + 0.70%), 3.78%, 12/25/35(c)		283	127,764
Series 2006-4, Class 1A1, 2.98%, 03/25/36(c)		750	552,061
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		25	5,300
GSAMP Trust
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.20%), 3.28%, 01/25/47(c)		11	5,863
Series 2007-HS1, Class M5, (1 mo. LIBOR US + 3.38%), 6.46%, 02/25/47(c)		3,566	3,504,951
Series 2007-HS1, Class M7, (1 mo. LIBOR US + 3.38%), 6.46%, 02/25/47(c)		3,000	2,719,430
Gulf Stream Meridian 1 Ltd.
Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 3.88%, 04/15/33(a)(c)		250	242,596
Series 2020-IA, Class B, (3 mo. LIBOR US + 2.00%), 4.51%, 04/15/33(a)(c)		250	235,993
Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class A1, (3 mo. LIBOR US + 1.32%), 3.83%, 04/15/34(a)(c)		250	241,516
Gulf Stream Meridian 4 Ltd.
Series 2021-4A, Class A1, (3 mo. LIBOR US + 1.20%), 3.71%, 07/15/34(a)(c)		9,250	8,894,914
Series 2021-4A, Class A2, (3 mo. LIBOR US + 1.85%), 4.36%, 07/15/34(a)(c)		1,000	954,003
Gulf Stream Meridian 5 Ltd., Series 2021-5A, Class A2, (3 mo. LIBOR US + 1.80%), 4.31%, 07/15/34(a)(c)		650	620,047
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class A1, (3 mo. CME Term SOFR + 1.36%), 3.69%, 07/15/35(a)(c)		2,420	2,327,382
Highbridge Loan Management Ltd.
Series 12A-18, Class D, (3 mo. LIBOR US + 5.15%), 7.89%, 07/18/31(a)(c)		1,120	927,000
Series 3A-2014, Class A1R, (3 mo. LIBOR US + 1.18%), 3.92%, 07/18/29(a)(c)		350	344,880
Series 7A-2015, Class BR, (3 mo. LIBOR US + 1.18%), 4.09%, 03/15/27(a)(c)		250	244,807
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(a)		3,919	3,574,736
Home Equity Asset Trust, Series 2006-3, Class M2, (1 mo. LIBOR US + 0.60%), 3.68%, 07/25/36(c)		280	250,281
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.03%), 3.52%, 07/25/34(c)		18	17,471
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		5,852	5,033,095
HPS Loan Management Ltd.
Series 10A-16, Class A1RR, (3 mo. LIBOR US + 1.14%), 3.85%, 04/20/34(a)(c)		7,260	6,957,277
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.00%), 3.83%, 02/05/31(a)(c)		745	728,700
ICG U.S. CLO Ltd.
Series 2014-3A, Class A1RR, (3 mo. LIBOR US + 1.03%), 3.81%, 04/25/31(a)(c)		249	244,049
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.14%), 3.88%, 10/19/28(a)(c)		781	769,864

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Jamestown CLO XII Ltd., Series 2019-1A, Class A2, (3 mo. LIBOR US + 2.15%), 4.86%, 04/20/32(a)(c)	USD	250	$234,142
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.34%), 3.85%, 04/15/33(a)(c)		1,750	1,685,178
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M7, (1 mo. LIBOR US + 0.80%), 3.88%, 07/25/36(c)		3,498	2,997,869
Kapitus Asset Securitization LLC, Series 2022-1A, Class A, 3.38%, 07/10/28(a)		3,913	3,604,487
KeyCorp Student Loan Trust, Series 2004-A, Class 2D, (3 mo. LIBOR US + 1.25%), 4.02%, 07/28/42(c)		3,190	2,936,131
KKR CLO 10 Ltd., Series 10, Class BR, (3 mo. LIBOR US + 1.70%), 4.99%, 09/15/29(a)(c)		640	622,361
KKR CLO 17 Ltd., Series 17, Class AR, (3 mo. LIBOR US + 1.08%), 3.59%, 04/15/34(a)(c)		500	478,816
KKR CLO 23 Ltd., Series 23, Class E, (3 mo. LIBOR US + 6.00%), 8.71%, 10/20/31(a)(c)		500	424,980
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.07%), 3.78%, 01/20/31(a)(c)		2,000	1,952,452
LCM XVIII LP, Series 18A, Class A1R, (3 mo. LIBOR US + 1.02%), 3.73%, 04/20/31(a)(c)		250	244,700
LCM XX LP, Series 20A, Class BR, (3 mo. LIBOR US + 1.55%), 4.26%, 10/20/27(a)(c)		640	624,726
LCM XXI LP
Series 21A, Class AR, (3 mo. LIBOR US + 0.88%), 3.59%, 04/20/28(a)(c)		157	155,317
Series 21A, Class BR, (3 mo. LIBOR US + 1.40%), 4.11%, 04/20/28(a)(c)		250	244,437
Legacy Mortgage Asset Trust
Series 2019-SL2, Class A, 3.38%, 02/25/59(a)(c)		1,510	1,406,508
Series 2019-SL2, Class B, 0.00%, 02/25/59(a)(d)		501	75,216
Series 2019-SL2, Class M, 4.25%, 02/25/59(a)(c)		604	477,322
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33		586	517,183
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.09%), 3.17%, 06/25/37(a)(c)		80	56,646
Lending Funding Trust, Series 2020-2A, Class A, 2.32%, 04/21/31(a)		4,680	4,074,328
LendingPoint Pass-Through Trust
Series 2022-ST1, Class A, 2.50%, 03/15/28(a)		3,466	3,278,514
Series 2022-ST2, Class A, 3.25%, 04/15/28(a)		4,496	4,302,937
Lendmark Funding Trust
Series 2019-2A, Class A, 2.78%, 04/20/28(a)		3,720	3,618,839
Series 2021-2A, Class B, 2.37%, 04/20/32(a)		4,630	3,582,735
Series 2021-2A, Class C, 3.09%, 04/20/32(a)		1,610	1,221,365
Series 2021-2A, Class D, 4.46%, 04/20/32(a)		3,500	2,574,262
Series 2022-1A, Class A, 5.12%, 07/20/32(a)		4,589	4,427,081
LoanCore Issuer Ltd.
Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.13%), 3.95%, 05/15/28(a)(c)		29	28,673
Series 2022-CRE7, Class A, (SOFR (30-day) + 1.55%), 3.83%, 01/17/37(a)(c)		11,427	11,072,191
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A, 2.75%, 07/20/47(a)		972	804,245
Series 2021-1GS, Class A, 2.29%, 01/20/48(a)		2,812	2,306,242
Series 2021-2GS, Class A, 2.22%, 03/20/48(a)		3,707	2,948,944
Logan CLO I Ltd., Series 2021-1A, Class A, (3 mo. LIBOR US + 1.16%), 3.87%, 07/20/34(a)(c)		4,000	3,831,640

Security		Par (000)	Value

Asset-Backed Securities (continued)
Long Beach Mortgage Loan Trust
Series 2006-2, Class 1A, (1 mo. LIBOR US + 0.36%), 3.44%, 03/25/46(c)	USD	684	$566,285
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 3.38%, 06/25/36(c)		3,186	1,600,209
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.32%), 3.40%, 08/25/36(c)		5,877	2,477,926
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.48%), 3.56%, 08/25/36(c)		1,356	572,900
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.32%), 3.40%, 10/25/36(c)		2,040	696,045
Series 2006-WL3, Class 2A4, (1 mo. LIBOR US + 0.60%), 3.68%, 01/25/36(c)		3,469	3,163,971
Long Point Park CLO Ltd., Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.38%), 4.12%, 01/17/30(a)(c)		820	772,878
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3 mo. LIBOR US + 0.90%), 3.68%, 07/23/29(a)(c)		2,102	2,063,786
Madison Park Funding XIII Ltd.
Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.95%), 3.69%, 04/19/30(a)(c)		894	879,803
Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.24%, 04/19/30(a)(c)		600	582,796
Madison Park Funding XIX Ltd., Series 2015-19A, Class A1R2, (3 mo. LIBOR US + 0.92%), 3.68%, 01/22/28(a)(c)		305	299,501
Madison Park Funding XLI Ltd., Series 12A, Class AR, (3 mo. LIBOR US + 0.83%), 3.59%, 04/22/27(a)(c)		842	829,007
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 8.99%, 10/19/34(a)(c)		750	647,112
Madison Park Funding XVIII Ltd., Series 2015-18A, Class ARR, (3 mo. LIBOR US + 0.94%), 3.67%, 10/21/30(a)(c)		3,460	3,389,059
Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, (3 mo. LIBOR US + 0.97%), 3.74%, 07/27/31(a)(c)		1,000	982,413
Madison Park Funding XXIV Ltd., Series 2016- 24A, Class BR, (3 mo. CME Term SOFR + 2.01%), 4.49%, 10/20/29(a)(c)		490	474,465
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (3 mo. LIBOR US + 1.20%), 4.01%, 07/29/30(a)(c)		2,800	2,766,622
Madison Park Funding XXX Ltd.
Series 2018-30A, Class E, (3 mo. LIBOR US + 4.95%), 7.46%, 04/15/29(a)(c)		1,000	857,686
Series 2018-30X, Class E, (3 mo. LIBOR US + 4.95%), 7.46%, 04/15/29(c)(e)		250	214,422
Madison Park Funding XXXI Ltd., Series 2018- 31A, Class B, (3 mo. LIBOR US + 1.70%), 4.48%, 01/23/31(a)(c)		250	236,847
Madison Park Funding XXXIII Ltd.
Series 2019-33A, Class AR, (3 mo. CME Term SOFR + 1.29%), 3.62%, 10/15/32(a)(c)		1,790	1,733,740
Series 2019-33A, Class BR, (3 mo. CME Term SOFR + 1.80%), 4.13%, 10/15/32(a)(c)		3,460	3,291,621
Madison Park Funding XXXVII Ltd., Series 2019- 37A, Class AR, (3 mo. LIBOR US + 1.07%), 3.58%, 07/15/33(a)(c)		2,130	2,063,068

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3 mo. LIBOR US + 1.12%), 3.86%, 07/17/34(a)(c)	USD	1,250	$1,203,380
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 6.41%, 01/22/35(a)(c)		750	677,747
Mariner CLO LLC, Series 2016-3A, Class AR2, (3 mo. LIBOR US + 0.99%), 3.77%, 07/23/29(a)(c)		198	194,558
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 07/20/32(a)		4,002	3,928,616
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		700	587,152
Series 2021-AA, Class B, 2.33%, 03/20/36(a)		1,620	1,343,333
Series 2021-AA, Class C, 2.96%, 03/20/36(a)		2,850	2,318,476
Series 2021-BA, Class C, 2.66%, 11/20/36(a)		4,403	3,558,596
Series 2021-BA, Class D, 3.42%, 11/20/36(a)		980	817,880
Series 2021-BA, Class E, 4.68%, 11/20/36(a)		3,620	2,953,309
MASTR Asset-Backed Securities Trust
Series 2005-WF1, Class M8, (1 mo. LIBOR US + 1.86%), 4.94%, 06/25/35(c)		1,119	1,071,219
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.52%), 3.60%, 06/25/36(a)(c)		277	249,307
Series 2006-WMC2, Class A4, (1 mo. LIBOR US + 0.30%), 3.38%, 04/25/36(c)		3,445	904,979
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.28%), 3.36%, 05/25/37(c)		83	66,630
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.26%), 3.34%, 06/25/46(a)(c)		16	15,315
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 03/20/26(a)		4,130	3,923,498
Series 2022-1A, Class A, 2.50%, 09/21/26(a)		10,537	9,981,410
MERIT Securities Corp., Series 13, Class M2, 7.88%, 12/28/33(b)		974	760,723
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.24%), 3.56%, 05/25/37(c)		1,818	1,404,545
Series 2007-H1, Class 1A2, (1 mo. LIBOR US + 3.50%), 6.58%, 10/25/37(c)		2,935	2,702,211
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 3.34%, 08/25/37(c)		1,745	1,658,091
MF1 LLC
Series 2022-FL10, Class A, (1 mo. CME Term SOFR + 2.64%), 5.66%, 09/17/37(a)(c)		2,138	2,115,653
Series 2022-FL9, Class A, (1 mo. CME Term SOFR + 2.15%), 5.17%, 06/19/37(a)(c)		2,844	2,787,693
MF1 Ltd., Series 2021-FL7, Class A, (1 mo. LIBOR US + 1.08%), 4.07%, 10/16/36(a)(c)		517	494,969
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.97%), 3.70%, 04/21/31(a)(c)		1,230	1,202,677
Mill City Solar Loan Ltd.
Series 2019-1A, Class A, 4.34%, 03/20/43(a)		1,231	1,163,272
Series 2019-2GS, Class A, 3.69%, 07/20/43(a)		2,101	1,909,114
Morgan Stanley ABS Capital I, Inc. Trust
Series 2007-NC1, Class A2D, (1 mo. LIBOR US + 0.22%), 3.30%, 11/25/36(c)		5,425	2,765,269
Series 2007-SEA1, Class 2A1, (1 mo. LIBOR US + 1.90%), 4.98%, 02/25/47(a)(c)		91	85,513
Mosaic Solar Loan Trust
Series 2018-2GS, Class A, 4.20%, 02/22/44(a)		1,178	1,089,307

Security	Par (000)		Value

Asset-Backed Securities (continued)
Mosaic Solar Loan Trust
Series 2019-1A, Class A, 4.37%, 12/21/43(a)	USD	1,913	$1,795,831
Series 2019-2A, Class A, 2.88%, 09/20/40(a)		283	245,677
Series 2020-2A, Class B, 2.21%, 08/20/46(a)		1,618	1,375,136
Series 2021-1A, Class B, 2.05%, 12/20/46(a)		446	356,659
Series 2021-2A, Class B, 2.09%, 04/22/47(a)		4,035	3,282,082
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		1,105	1,040,188
MP CLO VIII Ltd., Series 2015-2A, Class ARR, (3 mo. LIBOR US + 1.20%), 3.99%, 04/28/34(a)(c)		800	765,161
Myers Park CLO Ltd., Series 2018-1A, Class B1, (3 mo. LIBOR US + 1.60%), 4.31%, 10/20/30(a)(c)		250	233,928
Nationstar Home Equity Loan Trust, Series 2007-B, Class M1, (1 mo. LIBOR US + 0.41%), 3.49%, 04/25/37(c)		380	349,628
Navient Private Education Loan Trust, Series 2020- IA, Class B, 2.95%, 04/15/69(a)		1,880	1,475,052
Navient Private Education Refi Loan Trust
Series 2018-DA, Class A2A, 4.00%, 12/15/59(a)		1,151	1,107,607
Series 2019-D, Class A2A, 3.01%, 12/15/59(a)		3,477	3,211,112
Series 2020-CA, Class A2B, (1 mo. LIBOR US + 1.60%), 4.42%, 11/15/68(a)(c)(d)		3,788	3,769,912
Series 2021-DA, Class A, (Prime Rate + (1.99)%), 3.51%, 04/15/60(a)(c)		1,614	1,475,977
Series 2021-DA, Class B, 2.61%, 04/15/60(a)		1,110	983,879
Series 2021-DA, Class C, 3.48%, 04/15/60(a)		5,000	4,194,737
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		5,000	4,222,949
Navient Student Loan Trust, Series 2019-BA, Class A2A, 3.39%, 12/15/59(a)		1,690	1,600,688
Nelnet Student Loan Trust Series 2021-A, Class A1, (1 mo. LIBOR US + 0.80%), 3.79%, 04/20/62(a)(c)		1,916	1,871,853
Series 2021-A, Class A2, (1 mo. LIBOR US + 1.03%), 4.02%, 04/20/62(a)(c)		2,680	2,580,254
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		2,595	2,292,346
Series 2021-A, Class B2, 2.85%, 04/20/62(a)(d)		1,640	1,406,136
Series 2021-A, Class C, 3.75%, 04/20/62(a)		950	771,866
Series 2021-A, Class D, 4.93%, 04/20/62(a)		1,690	1,405,341
Series 2021-BA, Class B, 2.68%, 04/20/62(a)		8,450	6,721,025
Series 2021-BA, Class C, 3.57%, 04/20/62(a)		2,370	1,891,344
Series 2021-BA, Class D, 4.75%, 04/20/62(a)		8,380	6,883,924
Series 2021-CA, Class B, 2.53%, 04/20/62(a)		5,370	4,185,637
Series 2021-CA, Class C, 3.36%, 04/20/62(a)		2,770	2,153,516
Series 2021-CA, Class D, 4.44%, 04/20/62(a)		5,590	4,430,385
Series 2021-DA, Class B, 2.90%, 04/20/62(a)		4,800	3,868,882
Series 2021-DA, Class C, 3.50%, 04/20/62(a)		2,700	2,184,776
Series 2021-DA, Class D, 4.38%, 04/20/62(a)		680	536,659
Neuberger Berman CLO XIV Ltd., Series 2013- 14A, Class AR2, (3 mo. LIBOR US + 1.03%), 3.82%, 01/28/30(a)(c)		812	798,612
Neuberger Berman CLO XVII Ltd., Series 2014- 17A, Class AR2, (3 mo. LIBOR US + 1.03%), 3.79%, 04/22/29(a)(c)		1,244	1,222,757
Neuberger Berman CLO XX Ltd.
Series 2015-20A, Class ARR, (3 mo. LIBOR US + 1.16%), 3.67%, 07/15/34(a)(c)		525	506,701
Series 2015-20A, Class DRR, (3 mo. LIBOR US + 2.95%), 5.46%, 07/15/34(a)(c)		1,000	890,963
Series 2015-20A, Class ERR, (3 mo. LIBOR US + 6.50%), 9.01%, 07/15/34(a)(c)		750	637,106

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class BR, (3 mo. LIBOR US + 1.65%), 4.39%, 10/17/30(a)(c)	USD	250	$237,118
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 0.92%), 3.66%, 10/18/30(a)(c)		4,050	3,966,105
Neuberger Berman Loan Advisers CLO 29 Ltd., Series 2018-29A, Class A2, (3 mo. LIBOR US + 1.40%), 4.14%, 10/19/31(a)(c)		250	240,872
Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class BR, (3 mo. CME Term SOFR + 1.75%), 4.23%, 01/20/35(a)(c)		1,000	948,309
Neuberger Berman Loan Advisers CLO 35 Ltd., Series 2019-35A, Class C, (3 mo. LIBOR US + 2.60%), 5.34%, 01/19/33(a)(c)		250	233,208
Neuberger Berman Loan Advisers CLO 42 Ltd., Series 2021-42A, Class A, (3 mo. LIBOR US + 1.10%), 3.84%, 07/16/35(a)(c)		3,000	2,872,971
Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, (3 mo. LIBOR US + 1.13%), 3.61%, 10/14/35(a)(c)		5,000	4,775,761
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021-46A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 01/20/36(a)(c)		250	236,681
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class F, 4.00%, 09/04/39(a)		3,692	2,766,454
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.40%), 3.48%, 10/25/36(a)(c)		159	177,570
NovaStar Mortgage Funding Trust, Series 2006-5, Class A2D, (1 mo. LIBOR US + 0.48%), 3.56%, 11/25/36(c)		4,003	1,383,245
Oakwood Mortgage Investors, Inc.
Series 1999-C, Class A2, 7.48%, 08/15/27		2,545	2,160,147
Series 2001-D, Class A2, 5.26%, 01/15/19(c)		29	14,621
Series 2002-A, Class M1, 7.76%, 03/15/32(c)		2,168	1,902,541
Series 2002-C, Class M1, 6.89%, 11/15/32(c)		2,515	2,433,943
Ocean Trails CLO V, Series 2014-5A, Class BRR, (3 mo. LIBOR US + 1.95%), 4.41%, 10/13/31(a)(c)		500	484,061
OCP CLO Ltd.
Series 2016-12A, Class BR2, (3 mo. CME Term SOFR + 1.81%), 2.53%, 04/18/33(a)(c)		3,000	2,857,958
Series 2017-13A, Class A1AR, (3 mo. LIBOR US + 0.96%), 3.47%, 07/15/30(a)(c)		1,250	1,222,741
Series 2017-13A, Class A2R, (3 mo. LIBOR US + 1.55%), 4.06%, 07/15/30(a)(c)		250	238,372
Series 2019-16A, Class AR, (3 mo. LIBOR US + 1.00%), 3.43%, 04/10/33(a)(c)		1,490	1,449,707
Series 2020-18A, Class AR, (3 mo. LIBOR US + 1.09%), 3.80%, 07/20/32(a)(c)		1,100	1,062,857
Series 2021-22A, Class A, (3 mo. LIBOR US + 1.18%), 3.89%, 12/02/34(a)(c)		2,020	1,943,036
Octagon 56 Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.65%), 4.16%, 10/15/34(a)(c)		250	233,151
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.96%), 3.70%, 04/16/31(a)(c)		3,000	2,930,065
Octagon Investment Partners 29 Ltd., Series 2016- 1A, Class AR, (3 mo. LIBOR US + 1.18%), 3.96%, 01/24/33(a)(c)		250	241,445

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners 33 Ltd., Series 2017- 1A, Class A1, (3 mo. LIBOR US + 1.19%), 3.90%, 01/20/31(a)(c)	USD	1,100	$1,078,913
Octagon Investment Partners 36 Ltd., Series 2018- 1A, Class A1, (3 mo. LIBOR US + 0.97%), 3.48%, 04/15/31(a)(c)		250	244,132
Octagon Investment Partners 37 Ltd., Series 2018- 2A, Class A2, (3 mo. LIBOR US + 1.58%), 4.36%, 07/25/30(a)(c)		650	611,296
Octagon Investment Partners 51 Ltd., Series 2021- 1A, Class A, (3 mo. LIBOR US + 1.15%), 3.86%, 07/20/34(a)(c)		1,250	1,196,501
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.35%), 4.09%, 07/19/30(a)(c)		350	341,389
Octagon Investment Partners XVII Ltd.
Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.00%), 3.78%, 01/25/31(a)(c)		1,000	975,201
Series 2013-1A, Class A2R2, (3 mo. LIBOR US + 1.10%), 3.88%, 01/25/31(a)(c)		500	480,553
OHA Credit Funding 2 Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.88%, 04/21/34(a)(c)		1,500	1,444,622
OHA Credit Funding 3 Ltd., Series 2019-3A, Class AR, (3 mo. LIBOR US + 1.14%), 3.85%, 07/02/35(a)(c)		250	240,300
OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3 mo. LIBOR US + 1.15%), 3.91%, 10/22/36(a)(c)		1,000	955,975
OHA Credit Funding 5 Ltd., Series 2020-5A, Class A2A, (3 mo. LIBOR US + 1.45%), 4.19%, 04/18/33(a)(c)		300	285,063
OHA Credit Funding 6 Ltd., Series 2020-6A, Class AR, (3 mo. LIBOR US + 1.14%), 3.85%, 07/20/34(a)(c)		670	641,076
OHA Credit Funding 7 Ltd., Series 2020-7A, Class AR, (3 mo. CME Term SOFR + 1.30%), 3.85%, 02/24/37(a)(c)		770	736,673
OHA Loan Funding Ltd.
Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 4.00%, 05/23/31(a)(c)		770	751,816
Series 2015-1A, Class AR3, (3 mo. LIBOR US + 1.15%), 3.89%, 01/19/37(a)(c)		680	649,109
OneMain Financial Issuance Trust
Series 2019-2A, Class A, 3.14%, 10/14/36(a)		5,401	4,799,928
Series 2021-1A, Class A2, (SOFR (30-day) + 0.76%), 3.05%, 06/16/36(a)(c)		1,201	1,155,141
Series 2021-1A, Class B, 1.95%, 06/16/36(a)		4,700	3,802,051
Series 2021-1A, Class C, 2.22%, 06/16/36(a)		4,680	3,761,308
Oportun Issuance Trust
Series 2021-B, Class A, 1.47%, 05/08/31(a)		1,970	1,748,837
Series 2021-B, Class B, 1.96%, 05/08/31(a)		5,000	4,437,518
Series 2021-C, Class A, 2.18%, 10/08/31(a)		7,340	6,478,571
Series 2021-C, Class B, 2.67%, 10/08/31(a)		13,345	11,711,624
Series 2021-C, Class C, 3.61%, 10/08/31(a)		3,180	2,727,165
Series 2021-C, Class D, 5.57%, 10/08/31(a)		450	385,762
Option One Mortgage Loan Trust
Series 2005-4, Class M3, (1 mo. LIBOR US + 0.74%), 3.82%, 11/25/35(c)		460	386,481
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(b)		3,351	2,758,112

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(b)	USD	2,773	$2,325,890
Origen Manufactured Housing Contract Trust,
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.20%), 4.02%, 10/15/37(a)(c)		1,491	1,452,766
OSD CLO Ltd., Series 2021-23A, Class E, (3 mo. LIBOR US + 6.00%), 8.74%, 04/17/31(a)(c)		1,000	837,436
OZLM Funding IV Ltd.
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.25%), 4.01%, 10/22/30(a)(c)		834	819,210
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.70%), 4.46%, 10/22/30(a)(c)		500	474,579
OZLM VI Ltd., Series 2014-6A, Class A2AS, (3 mo. LIBOR US + 1.75%), 4.49%, 04/17/31(a)(c)		2,570	2,396,182
OZLM VIII Ltd.
Series 2014-8A, Class A2R3, (3 mo. LIBOR US + 1.65%), 4.39%, 10/17/29(a)(c)		1,185	1,149,422
Series 2014-8A, Class BR3, (3 mo. LIBOR US + 2.10%), 4.84%, 10/17/29(a)(c)		1,750	1,628,334
OZLM XIV Ltd., Series 2015-14A, Class A1SR, (3 mo. LIBOR US + 1.25%), 3.76%, 07/15/34(a)(c)		1,500	1,435,455
OZLM XX Ltd., Series 2018-20A, Class D, (3 mo. LIBOR US + 5.80%), 8.51%, 04/20/31(a)(c)		1,000	780,002
OZLM XXII Ltd.
Series 2018-22A, Class A1, (3 mo. LIBOR US + 1.07%), 3.81%, 01/17/31(a)(c)		1,099	1,073,036
Series 2018-22A, Class A2, (3 mo. LIBOR US + 1.50%), 4.24%, 01/17/31(a)(c)		500	464,750
Pagaya AI Debt Selection Trust, Series 2021-2, Class NOTE, 3.00%, 01/25/29(a)		1,953	1,823,686
Palmer Square CLO Ltd.
Series 2013-2A, Class A1A3, (3 mo. LIBOR US + 1.00%), 3.74%, 10/17/31(a)(c)		3,400	3,306,400
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 3.87%, 01/17/31(a)(c)		1,000	982,933
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.65%), 5.39%, 01/17/31(a)(c)		400	356,170
Series 2015-1A, Class A1A4, (3 mo. LIBOR US + 1.13%), 4.11%, 05/21/34(a)(c)		660	632,208
Series 2015-1A, Class A2R4, (3 mo. LIBOR US + 1.70%), 4.68%, 05/21/34(a)(c)		1,000	941,752
Series 2015-2A, Class CR2, (3 mo. LIBOR US + 2.75%), 5.46%, 07/20/30(a)(c)		1,000	898,301
Series 2015-2A, Class DR2, (3 mo. LIBOR US + 5.75%), 8.46%, 07/20/30(a)(c)		500	421,331
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 3.77%, 04/18/31(a)(c)		500	489,157
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 8.34%, 07/16/31(a)(c)		500	427,974
Series 2020-3A, Class A1AR, (3 mo. LIBOR US + 1.08%), 3.99%, 11/15/31(a)(c)		960	933,975
Series 2021-3A, Class A1, (3 mo. LIBOR US + 1.15%), 3.66%, 01/15/35(a)(c)		390	372,523
Palmer Square Loan Funding Ltd.
Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.35%), 4.33%, 02/20/28(a)(c)		1,900	1,900,000
Series 2020-1A, Class C, (3 mo. LIBOR US + 2.50%), 5.48%, 02/20/28(a)(c)		1,750	1,750,000
Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.25%), 4.23%, 05/20/29(a)(c)		3,560	3,376,058

Security	Par (000)		Value

Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 7.71%, 07/20/29(a)(c)	USD	250	$221,728
Series 2021-4A, Class B, (3 mo. LIBOR US + 1.75%), 4.26%, 10/15/29(a)(c)		250	229,326
Series 2021-4A, Class C, (3 mo. LIBOR US + 2.60%), 5.11%, 10/15/29(a)(c)		250	228,549
Series 2022-2A, Class A2, (3 mo. CME Term SOFR + 1.90%), 2.99%, 10/15/30(a)(c)		2,350	2,262,308
Series 2022-2A, Class B, (3 mo. CME Term SOFR + 2.20%), 3.29%, 10/15/30(a)(c)		1,360	1,252,538
Series 2022-2A, Class C, (3 mo. CME Term SOFR + 3.10%), 4.19%, 10/15/30(a)(c)		250	233,709
Parallel Ltd., Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.75%), 4.46%, 07/20/27(a)(c)		1,000	975,050
Park Avenue Institutional Advisers CLO Ltd.
Series 2016-1A, Class A1R, (3 mo. LIBOR US + 1.20%), 4.16%, 08/23/31(a)(c)		350	340,032
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 8.81%, 08/23/31(a)(c)		1,500	1,206,226
Series 2017-1A, Class DR, (3 mo. LIBOR US + 6.81%), 9.72%, 02/14/34(a)(c)		900	751,712
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 5.91%, 07/15/34(a)(c)		1,900	1,676,364
Pikes Peak CLO 1, Series 2018-1A, Class A, (3 mo. LIBOR US + 1.18%), 3.96%, 07/24/31(a)(c)		764	743,615
Pikes Peak CLO 11, Series 2022-11A, Class A1, (3 mo. CME Term SOFR + 1.95%), 4.13%, 07/25/34(a)(c)		3,000	2,907,790
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class M1, (1 mo. LIBOR US + 0.54%), 3.62%, 05/25/36(c)		4,508	4,064,894
PRET LLC
Series 2021-NPL6, Class A1, 2.49%, 07/25/51(a)(b)		13,096	12,183,950
Series 2021-RN4, Class A1, 2.49%, 10/25/51(a)(c)		6,423	5,961,978
Prodigy Finance DAC
Series 2021-1A, Class B, (1 mo. LIBOR US + 2.50%), 5.58%, 07/25/51(a)(c)		3,055	3,012,915
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 6.83%, 07/25/51(a)(c)		3,055	3,014,689
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 8.98%, 07/25/51(a)(c)		2,280	2,245,686
Progress Residential Trust
Series 2019-SFR3, Class E, 3.37%, 09/17/36(a)		3,000	2,857,961
Series 2019-SFR3, Class F, 3.87%, 09/17/36(a)		1,000	953,724
Series 2019-SFR4, Class E, 3.44%, 10/17/36(a)		3,000	2,831,140
Series 2019-SFR4, Class F, 3.68%, 10/17/36(a)		2,500	2,366,399
Series 2021-SFR10, Class E2, 3.67%, 12/17/40(a)		990	788,164
Series 2021-SFR10, Class F, 4.61%, 12/17/40(a)		4,000	3,292,940
Series 2021-SFR5, Class F, 3.16%, 07/17/38(a)		1,808	1,506,568
Series 2021-SFR6, Class F, 3.42%, 07/17/38(a)		3,577	3,073,146
Series 2021-SFR8, Class F, 3.18%, 10/17/38(a)		4,500	3,728,654
Series 2021-SFR9, Class F, 4.05%, 11/17/40(a)		2,400	1,900,603
Series 2022-SFR1, Class F, 4.88%, 02/17/41(a)		5,000	4,027,213
Series 2022-SFR5, Class E1, 6.62%, 06/17/39(a)		2,180	2,052,044

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, (3 mo. LIBOR US + 1.04%), 4.02%, 02/20/30(a)(c)	USD	1,092	$1,074,038
Rad CLO 15 Ltd.
Series 2021-15A, Class A, (3 mo. LIBOR US + 1.09%), 3.80%, 01/20/34(a)(c)		390	374,979
Series 2021-15A, Class B, (3 mo. LIBOR US + 1.65%), 4.36%, 01/20/34(a)(c)		820	777,128
Series 2021-15A, Class E, (3 mo. LIBOR US + 6.20%), 8.91%, 01/20/34(a)(c)		4,500	3,690,007
Rad CLO 2 Ltd., Series 2018-2A, Class AR, (3 mo. LIBOR US + 1.08%), 3.59%, 10/15/31(a)(c)		1,250	1,212,165
Rad CLO 3 Ltd.
Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.55%), 4.06%, 04/15/32(a)(c)		325	303,766
Series 2019-3A, Class CR, (3 mo. LIBOR US + 1.85%), 4.36%, 04/15/32(a)(c)		250	229,330
Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 5.26%, 04/15/32(a)(c)		250	221,960
Rad CLO 4 Ltd., Series 2019-4A, Class D, (3 mo. LIBOR US + 3.85%), 6.63%, 04/25/32(a)(c)		500	451,781
Rad CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.20%), 3.94%, 04/17/33(a)(c)		250	241,982
Rad CLO 9 Ltd., Series 2020-9A, Class B1, (3 mo. LIBOR US + 1.90%), 4.41%, 01/15/34(a)(c)		500	474,096
Regatta IX Funding Ltd.
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.45%), 5.19%, 04/17/30(a)(c)		250	237,629
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.90%), 6.64%, 04/17/30(a)(c)		250	234,707
Regatta VI Funding Ltd., Series 2016-1A, Class AR2, (3 mo. LIBOR US + 1.16%), 3.87%, 04/20/34(a)(c)		3,000	2,886,237
Regatta VII Funding Ltd., Series 2016-1A, Class BR2, (3 mo. LIBOR US + 1.60%), 5.13%, 06/20/34(a)(c)		250	236,014
Regatta VIII Funding Ltd.
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 4.44%, 10/17/30(a)(c)		1,255	1,192,915
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.20%), 5.94%, 10/17/30(a)(c)		250	229,216
Regatta XVI Funding Ltd.
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.05%), 4.56%, 01/15/33(a)(c)		750	716,845
Series 2019-2A, Class D, (3 mo. LIBOR US + 3.90%), 6.41%, 01/15/33(a)(c)		500	456,160
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 10.12%, 10/15/33(a)(c)		500	452,092
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 9.51%, 01/20/35(a)(c)		1,500	1,356,143
Regional Management Issuance Trust
Series 2020-1, Class A, 2.34%, 10/15/30(a)		720	665,111
Series 2020-1, Class B, 3.23%, 10/15/30(a)		320	286,571
Series 2020-1, Class C, 3.80%, 10/15/30(a)		805	715,675
Series 2021-2, Class B, 2.35%, 08/15/33(a)		1,098	870,683
Series 2021-2, Class C, 3.23%, 08/15/33(a)		820	642,713
Series 2021-3, Class A, 3.88%, 10/17/33(d)		10,210	9,189,000
Series 2022-1, Class A, 3.07%, 03/15/32(a)		2,274	2,055,185
Series 2022-1, Class B, 3.71%, 03/15/32(a)		5,452	4,820,080
Series 2022-1, Class C, 4.46%, 03/15/32(a)		1,111	976,275

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regional Management Issuance Trust Series 2022-1, Class D, 6.72%, 03/15/32(a)	USD	2,072	$1,775,814
Renaissance Home Equity Loan Trust, Series 2005-3, Class AF4, 5.14%, 11/25/35(b)		1,085	1,063,650
Republic Finance Issuance Trust
Series 2021-A, Class A, 2.30%, 12/22/31(a)		6,600	5,933,284
Series 2021-A, Class B, 2.80%, 12/22/31(a)		8,454	7,423,151
Series 2021-A, Class C, 3.53%, 12/22/31(a)		2,100	1,832,833
Series 2021-A, Class D, 5.23%, 12/22/31(a)		3,550	2,817,319
Riserva CLO Ltd., Series 2016-3A, Class ARR, (3 mo. LIBOR US + 1.06%), 3.80%, 01/18/34(a)(c)		1,100	1,060,832
Rockford Tower CLO Ltd.
Series 2017-1A, Class AR2, (3 mo. LIBOR US + 1.10%), 3.81%, 04/20/34(a)(c)		1,500	1,438,697
Series 2017-2A, Class BR, (3 mo. LIBOR US + 1.50%), 4.01%, 10/15/29(a)(c)		1,250	1,203,119
Series 2017-2A, Class CR, (3 mo. LIBOR US + 1.90%), 4.41%, 10/15/29(a)(c)		1,000	940,267
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 5.36%, 10/15/29(a)(c)		1,000	927,516
Series 2017-2A, Class ER, (3 mo. LIBOR US + 6.25%), 8.76%, 10/15/29(a)(c)		1,000	841,278
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.19%), 3.90%, 10/20/30(a)(c)		2,924	2,859,198
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.10%), 4.08%, 05/20/31(a)(c)		750	732,421
Series 2020-1A, Class B, (3 mo. LIBOR US + 1.80%), 4.51%, 01/20/32(a)(c)		1,570	1,471,865
Series 2021-1A, Class A1, (3 mo. LIBOR US + 1.17%), 3.88%, 07/20/34(a)(c)		3,500	3,362,618
Romark CLO II Ltd., Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.18%), 3.96%, 07/25/31(a)(c)		250	243,386
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 3.74%, 04/20/31(a)(c)		1,237	1,214,246
RR 19 Ltd., Series 2021-19A, Class A2, (3 mo. LIBOR US + 1.65%), 4.16%, 10/15/35(a)(c)		500	484,722
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.09%), 3.60%, 01/15/30(a)(c)		4,330	4,235,509
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(a)		3,131	2,829,384
SESAC Finance LLC, Series 2019-1, Class A2, 5.22%, 07/25/49(a)		2,311	2,116,619
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.32%), 3.40%, 07/25/36(c)		190	42,878
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.12%), 3.63%, 07/15/30(a)(c)		995	974,463
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, (3 mo. LIBOR US + 1.16%), 3.90%, 04/17/34(a)(c)		5,000	4,810,777
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, (3 mo. LIBOR US + 0.98%), 3.69%, 04/20/29(a)(c)		1,482	1,457,881
Signal Peak CLO 5 Ltd., Series 2018-5A, Class A, (3 mo. LIBOR US + 1.11%), 3.89%, 04/25/31(a)(c)		300	294,115

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. LIBOR US + 1.27%), 3.98%, 04/20/33(a)(c)	USD	500	$482,761
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.24%), 3.95%, 07/20/30(a)(c)		1,259	1,241,789
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3 mo. LIBOR US + 1.32%), 4.03%, 10/20/32(a)(c)		730	710,336
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3 mo. LIBOR US + 6.20%), 8.91%, 01/20/34(a)(c)		500	438,304
SLM Private Credit Student Loan Trust
Series 2005-A, Class A4, (3 mo. LIBOR US + 0.31%), 3.60%, 12/15/38(c)		1,472	1,421,976
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 3.62%, 06/15/39(c)		1,081	1,029,301
Series 2006-BW, Class A5, (3 mo. LIBOR US + 0.20%), 3.49%, 12/15/39(c)		1,931	1,829,500
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 7.57%, 10/15/41(a)(c)		3,383	3,646,637
SMB Private Education Loan Trust
Series 2015-C, Class B, 3.50%, 09/15/43(a)		2,365	2,219,779
Series 2016-B, Class A2A, 2.43%, 02/17/32(a)		1,230	1,186,061
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 3.72%, 09/15/34(a)(c)		1,717	1,696,159
Series 2017-B, Class A2A, 2.82%, 10/15/35(a)		903	863,343
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.75%), 3.57%, 10/15/35(a)(c)		1,483	1,463,435
Series 2018-A, Class A2B, (1 mo. LIBOR US + 0.80%), 3.62%, 02/15/36(a)(c)		2,789	2,751,075
Series 2019-B, Class A2A, 2.84%, 06/15/37(a)		3,112	2,939,807
Series 2021-A, Class C, 2.99%, 01/15/53(a)		3,290	2,774,213
Series 2021-A, Class D1, 3.86%, 01/15/53(a)		1,480	1,323,273
Series 2021-A, Class D2, 3.86%, 01/15/53(a)		800	712,619
Series 2021-B, Class A, 1.31%, 07/17/51(a)		3,287	2,925,105
Series 2021-C, Class A2, (1 mo. LIBOR US + 0.80%), 3.62%, 01/15/53(a)(c)		1,770	1,704,042
Series 2021-C, Class APT1, 1.39%, 01/15/53(a)		1,676	1,470,292
Series 2021-C, Class B, 2.30%, 01/15/53(a)		840	721,381
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX, 3.09%, 08/17/48(a)		497	469,620
SoFi RR Funding IV Trust, Series 2021-1, Class A, 2.98%, 12/31/25(a)(b)(d)		361	355,342
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.07%), 3.84%, 01/26/31(a)(c)		250	243,972
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3 mo. LIBOR US + 0.90%), 3.68%, 01/23/29(a)(c)		3,399	3,355,423
Sound Point CLO XXIII Ltd., Series 2019-2A, Class AR, (3 mo. LIBOR US + 1.17%), 3.68%, 07/15/34(a)(c)		2,240	2,143,912
Sound Point CLO XXVIII Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.28%), 4.06%, 01/25/32(a)(c)		1,000	977,337
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.80%), 3.88%, 01/25/35(c)		101	89,836
SpringCastle America Funding LLC, Series 2020- AA, Class A, 1.97%, 09/25/37(a)		1,689	1,543,505

Security	Par (000)		Value

Asset-Backed Securities (continued)
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.25%), 3.76%, 10/15/30(a)(c)	USD	250	$244,125
Stratus CLO Ltd.
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 7.71%, 12/29/29(a)(c)		1,250	1,084,286
Series 2021-1A, Class SUB, 0.00%, 12/29/29(a)(c)		1,000	435,090
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 8.46%, 12/28/29(a)(c)		1,550	1,417,218
Structured Asset Investment Loan Trust,
Series 2004-10, Class A11, (1 mo. LIBOR US + 1.50%), 4.58%, 11/25/34(c)		174	170,894
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC2, Class A1, (1 mo. LIBOR US + 0.16%), 3.24%, 09/25/36(c)		1,990	1,390,981
Series 2007-GEL1, Class A3, (1 mo. LIBOR US + 0.60%), 3.68%, 01/25/37(a)(c)		1,600	1,266,341
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		1,870	1,699,676
Symphony CLO XIV Ltd., Series 2014-14A, Class B1RR, (3 mo. LIBOR US + 1.70%), 4.18%, 07/14/26(a)(c)		250	247,161
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.96%), 3.70%, 04/16/31(a)(c)		500	488,199
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, (3 mo. LIBOR US + 1.15%), 3.66%, 10/15/31(a)(c)		300	292,113
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.88%), 3.39%, 04/15/28(a)(c)		490	482,307
Symphony CLO XXII Ltd., Series 2020-22A, Class B, (3 mo. LIBOR US + 1.70%), 4.44%, 04/18/33(a)(c)		250	237,272
Symphony CLO XXIII Ltd. Series 2020-23A, Class BR, (3 mo. LIBOR US + 1.60%), 4.11%, 01/15/34(a)(c)		1,150	1,088,087
Series 2020-23A, Class CR, (3 mo. LIBOR US + 2.00%), 4.51%, 01/15/34(a)(c)		1,500	1,384,495
Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 8.66%, 01/15/34(a)(c)		1,250	1,071,298
Symphony CLO XXVI Ltd., Series 2021-26A, Class AR, (3 mo. LIBOR US + 1.08%), 3.79%, 04/20/33(a)(c)		689	670,581
Symphony Static CLO I Ltd., Series 2021-1A, Class C, (3 mo. LIBOR US + 1.85%), 4.63%, 10/25/29(a)(c)		500	457,857
TCI-Flatiron CLO Ltd., Series 2017-1A, Class AR, (3 mo. LIBOR US + 0.96%), 3.90%, 11/18/30(a)(c)		1,000	978,541
TCI-Symphony CLO Ltd., Series 2017-1A, Class BR, (3 mo. LIBOR US + 1.55%), 4.06%, 07/15/30(a)(c)		1,000	954,531
TCW CLO AMR Ltd., Series 2019-1A, Class ASNR, (3 mo. LIBOR US + 1.22%), 4.14%, 08/16/34(a)(c)		250	240,385
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 5.81%, 04/26/28(a)(c)		500	478,091

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TICP CLO III-2 Ltd., Series 2018-3R, Class B, (3 mo. LIBOR US + 1.35%), 4.06%, 04/20/28(a)(c)	USD	500	$490,530
TICP CLO IX Ltd., Series 2017-9A, Class B, (3 mo. LIBOR US + 1.60%), 4.31%, 01/20/31(a)(c)		250	239,849
TICP CLO V Ltd., Series 2016-5A, Class DR, (3 mo. LIBOR US + 3.15%), 5.89%, 07/17/31(a)(c)		250	229,972
TICP CLO VI Ltd.
Series 2016-6A, Class AR2, (3 mo. LIBOR US + 1.12%), 3.63%, 01/15/34(a)(c)		4,250	4,053,437
Series 2016-6A, Class BR2, (3 mo. LIBOR US + 1.50%), 4.01%, 01/15/34(a)(c)		320	303,039
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 9.56%, 04/15/33(a)(c)		600	546,247
TICP CLO XI Ltd., Series 2018-11A, Class B, (3 mo. LIBOR US + 1.73%), 4.44%, 10/20/31(a)(c)		450	430,392
TICP CLO XII Ltd., Series 2018-12A, Class AR, (3 mo. LIBOR US + 1.17%), 3.68%, 07/15/34(a)(c)		250	239,488
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3 mo. LIBOR US + 6.70%), 9.41%, 10/20/32(a)(c)		1,250	1,115,371
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 3.99%, 04/20/33(a)(c)		750	728,857
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (1 mo. LIBOR US + 1.00%), 4.08%, 05/25/58(a)(c)		1,389	1,362,031
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.99%), 3.77%, 04/25/32(a)(c)		650	630,051
Trestles CLO V Ltd.
Series 2021-5A, Class A1, (3 mo. LIBOR US + 1.17%), 3.88%, 10/20/34(a)(c)		7,230	6,897,290
Series 2021-5A, Class E, (3 mo. LIBOR US + 6.35%), 9.06%, 10/20/34(a)(c)		1,000	855,756
Tricon American Homes Trust
Series 2018-SFR1, Class E, 4.56%, 05/17/37(a)		2,000	1,884,484
Series 2019-SFR1, Class E, 3.40%, 03/17/38(a)		2,000	1,801,580
Series 2020-SFR1, Class F, 4.88%, 07/17/38(a)		7,351	6,667,872
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38(a)		3,250	2,782,599
Series 2021-SFR1, Class G, 4.13%, 07/17/38(a)		2,099	1,784,485
Trimaran Cavu Ltd.
Series 2019-1A, Class A2, (3 mo. LIBOR US + 1.90%), 4.61%, 07/20/32(a)(c)		250	235,822
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 6.03%, 10/25/34(a)(c)		300	277,331
Trinitas CLO IV Ltd., Series 2016-4A, Class A2L2, (3 mo. LIBOR US + 1.40%), 4.14%, 10/18/31(a)(c)		250	241,152
Upstart Pass-Through Trust
Series 2021-ST3, Class A, 2.00%, 05/20/27(a)		2,464	2,327,455
Series 2021-ST9, Class A, 1.70%, 11/20/29(a)		4,589	4,186,996
Venture 39 CLO Ltd., Series 2020-39A, Class A1, (3 mo. LIBOR US + 1.28%), 3.79%, 04/15/33(a)(c)		340	327,746
VMC Finance LLC, Series 2022-FL5, Class A, (SOFR (30-day) + 1.90%), 4.18%, 02/18/39(a)(c)		5,300	5,105,063

Security		Par (000)	Value

Asset-Backed Securities (continued)
VOLT CVI LLC, Series 2021-NP12, Class A1, 2.73%, 12/26/51(a)(b)	USD	14,134	$13,023,455
Voya CLO Ltd.
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.23%), 3.77%, 04/25/31(a)(c)		1,000	974,142
Series 2013-3A, Class A1RR, (3 mo. LIBOR US + 1.15%), 3.89%, 10/18/31(a)(c)		498	486,318
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.19%), 3.90%, 10/20/31(a)(c)		500	487,962
Series 2017-1A, Class A1R, (3 mo. LIBOR US + 0.95%), 3.69%, 04/17/30(a)(c)		247	242,836
Series 2017-3A, Class A1R, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/34(a)(c)		1,000	950,000
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.13%), 3.64%, 10/15/30(a)(c)		1,250	1,228,909
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.30%), 4.04%, 04/19/31(a)(c)		250	238,554
Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.00%), 3.51%, 07/15/31(a)(c)		250	243,017
Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 3.66%, 10/15/31(a)(c)		250	242,500
Washington Mutual Asset-Backed Certificates Trust
Series 2006-HE3, Class 1A, (1 mo. LIBOR US + 0.31%), 3.24%, 08/25/36(c)		7,650	7,069,066
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.36%), 3.26%, 09/25/36(c)		213	67,921
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.16%), 3.24%, 10/25/36(c)		1,318	1,048,065
Series 2007-HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 3.32%, 05/25/37(c)		114	98,394
Wellfleet CLO Ltd., Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.15%), 3.89%, 01/17/31(a)(c)		1,525	1,489,893
Whitebox CLO II Ltd.
Series 2020-2A, Class A1R, (3 mo. LIBOR US + 1.22%), 4.00%, 10/24/34(a)(c)		320	306,900
Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 6.13%, 10/24/34(a)(c)		250	225,359
Series 2020-2A, Class ER, (3 mo. LIBOR US + 7.10%), 9.88%, 10/24/34(a)(c)		500	447,035
Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. LIBOR US + 1.22%), 3.73%, 10/15/34(a)(c)		4,000	3,836,615
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.40%), 3.48%, 06/25/37(a)(c)		443	150,122
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 4.86%, 10/22/29(a)(c)		250	238,119

Total Asset-Backed Securities — 50.4% (Cost: $1,367,128,533)			1,253,936,659

Corporate Bonds

Banks — 0.0%
Washington Mutual Escrow Bonds 0.00%(d)(f)(g)(h)		500	—
0.00%(d)(f)(g)(h)		250	—

			—

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance — 0.1%
Ambac Assurance Corp., 5.10%(a)(h)	USD	58	$58,608
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 8.17%, 07/06/26(a)(c)		2,385	2,280,566

			2,339,174

Total Corporate Bonds — 0.1%
(Cost: $2,441,659)			2,339,174

Floating Rate Loan Interests(d)

Diversified Financial Services — 0.2%
Project Pearl Pasco Holdings LLC, Advance, (1 mo. LIBOR US + 2.25%, 1.00% Floor), 4.65%, 09/15/24		5,785	5,734,560

Real Estate Management & Development — 0.2%
MUPR 3 Assets LLC, Facility, (1 mo. SOFR US + 2.75%, 0.00% Floor), 5.03%, 03/25/24		3,918	3,908,259

Thrifts & Mortgage Finance — 0.2%
Caliber Home Loans, Inc., Advances, (1 mo. SOFR US + 3.00%, 0.00% Floor), 5.39%, 07/24/25		4,000	3,975,200

Total Floating Rate Loan Interests — 0.6% (Cost: $13,692,738)			13,618,019

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 14.3%
Adjustable Rate Mortgage Trust, Series 2006-2, Class 4A1, 3.40%, 05/25/36(c)		4,584	3,234,300
Agate Bay Mortgage Trust
Series 2015-1, Class B5, 3.69%, 01/25/45(a)(c)		723	653,243
Series 2015-3, Class B5, 3.54%, 04/25/45(a)(c)		832	725,904
Series 2015-4, Class B5, 3.52%, 06/25/45(a)(c)		580	494,085
Ajax Mortgage Loan Trust
Series 2021-G, Class A, 1.88%, 06/25/61(a)(c)		9,691	8,819,428
Series 2021-G, Class B, 3.75%, 06/25/61(a)(c)		1,283	1,166,334
Series 2021-G, Class C, 0.00%, 06/25/61(a)		2,321	2,211,895
Series 2022-A, Class A1, 3.50%, 10/25/61(a)(b)(d)		9,378	8,963,440
Series 2022-A, Class A2, 3.00%, 10/25/61(a)(c)(d)		478	439,190
Series 2022-A, Class A3, 3.00%, 10/25/61(a)(c)(d)		255	233,055
Series 2022-A, Class B, 3.00%, 10/25/61(a)(d)		1,912	1,245,981
Series 2022-A, Class C, 3.00%, 10/25/61(a)(d)		951	976,314
Series 2022-A, Class M1, 3.00%, 10/25/61(a)(d)		279	246,008
Series 2022-A, Class M2, 3.00%, 10/25/61(a)(d)		1,250	1,019,908
Series 2022-A, Class M3, 3.00%, 10/25/61(a)(d)		80	61,090
Series 2022-B, Class A1, 3.50%, 03/27/62(a)(b)(d)		12,191	11,849,938
Series 2022-B, Class A2, 3.00%, 03/27/62(a)(c)(d)		376	353,627
Series 2022-B, Class A3, 3.00%, 03/27/62(a)(c)(d)		322	305,192
Series 2022-B, Class B, 3.00%, 03/27/62(a)(d)		1,789	1,160,395
Series 2022-B, Class C, 3.00%, 03/27/62(a)(d)		994	921,394
Series 2022-B, Class M1, 3.00%, 03/27/62(a)(d)		241	218,171
Series 2022-B, Class M2, 3.00%, 03/27/62(a)(d)		1,198	1,003,864
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.21%), 3.29%, 10/25/46(c)		90	49,620
Series 2006-6, Class A1A, (1 mo. LIBOR US + 0.19%), 3.27%, 12/25/46(c)		5,020	4,144,229

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
American Home Mortgage Assets Trust
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.70%), 1.80%, 02/25/47(c)	USD	32	$13,219
Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/49(a)(c)		405	354,683
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.63%, 03/25/49(a)(c)		9	9,364
APS Resecuritization Trust, Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.85%), 5.93%, 09/27/46(a)(c)		116	116,281
Banc of America Alternative Loan Trust, Series 2006-4, Class 3CB1, (1 mo. LIBOR US + 0.80%), 3.88%, 05/25/46(c)		574	452,915
Banc of America Funding Trust
Series 2014-R2, Class 1C, 0.00%, 11/26/36(a)(c)		315	82,899
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(a)(c)		350	339,674
Banc of America Mortgage Trust, Series 2007-4, Class 1A1, 6.25%, 12/28/37		888	710,491
Barclays Mortgage Loan Trust
Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(b)		9,917	9,372,782
Series 2021-NPL1, Class B, 4.63%, 11/25/51(a)(b)		1,060	1,005,576
Series 2021-NPL1, Class C, 0.00%, 11/25/51(a)(d)		2,393	2,181,848
Series 2022-NQM1, Class A1, 4.55%, 07/25/52(a)(c)		3,949	3,766,580
BCAP LLC Trust
Series 2011-RR4, Class 3A6, 3.24%, 07/26/36(a)(c)		1,348	1,284,535
Series 2011-RR5, Class 11A5, (1 mo. LIBOR US + 0.15%), 2.74%, 05/28/36(a)(c)		331	313,338
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC1, Class 1A2, 6.25%, 02/25/36(b)		167	112,198
Bear Stearns Mortgage Funding Trust
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.28%), 3.36%, 08/25/36(c)		414	399,137
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.17%), 3.25%, 03/25/37(c)		196	181,797
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.21%), 3.29%, 06/25/37(c)		18	16,392
Central Park Funding Trust, Series 2021-2, Class PT, (1 mo. LIBOR US + 3.00%), 6.11%, 10/27/22(a)(c)		911	906,071
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		9,273	4,299,973
CHNGE Mortgage Trust
Series 2022-1, Class A1, 3.01%, 01/25/67(a)(c)		2,795	2,561,609
Series 2022-2, Class A1, 3.76%, 03/25/67(a)(c)		9,188	8,500,866
Series 2022-4, Class A1, 6.00%, 10/25/57(a)(c)		719	702,471
CIM Trust, Series 2019-J2, Class B4, 3.77%, 10/25/49(a)(c)		902	649,957
Citicorp Mortgage Securities Trust
Series 2007-9, Class 1A1, 6.25%, 12/25/37		2,041	1,691,622
Series 2008-2, Class 1A1, 6.50%, 06/25/38		292	221,580
Citigroup Mortgage Loan Trust
Series 2014-C, Class B2, 4.25%, 02/25/54(a)		317	277,990
Series 2019-RP1, Class A1, 3.50%, 01/25/66(a)(c)		1,806	1,709,642

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Citigroup Mortgage Loan Trust Series 2022-A, Class A1, 6.17%, 09/25/62(a)(b)	USD	7,368	$7,217,596
CitiMortgage Alternative Loan Trust, Series 2007- A3, Class 1A5, 6.00%, 03/25/37		1,780	1,550,116
COLT Mortgage Loan Trust, Series 2020-2,
Class M1, 5.25%, 03/25/65(a)(c)		761	688,879
Countrywide Alternative Loan Trust
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.35%), 3.43%, 06/25/35(c)		1,133	969,650
Series 2005-51, Class 3A3A, (1 mo. LIBOR US + 0.64%), 3.63%, 11/20/35(c)		441	360,993
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.00%), 2.10%, 02/25/36(c)		431	392,828
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		1,025	559,976
Series 2006-J7, Class 1A2, 6.25%, 11/25/36		2,859	1,490,263
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.46%), 3.54%, 11/25/36(c)		470	413,747
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.50%), 3.58%, 07/25/46(c)		3,208	2,871,630
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,142	579,485
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		172	90,865
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.84%), 1.94%, 03/25/47(c)		187	158,215
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-J2, Class 3A9, (1 mo. LIBOR US + 1.40%), 4.48%, 08/25/35(c)		2,617	1,840,294
Series 2007-15, Class 2A2, 6.50%, 09/25/37		630	285,142
Series 2007-HYB1, Class 3A1, 3.23%, 03/25/37(c)		1,385	1,213,214
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 3A1, 6.50%, 10/27/37(a)		39	16,098
Series 2020-SPT1, Class B2, 3.39%, 04/25/65(a)(c)		8,400	8,047,906
Series 2021-RPL9, Class A1, 2.44%, 02/25/61(a)(c)		4,528	4,139,915
Credit Suisse Mortgage Trust
Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)		1,921	1,088,018
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.12%), 2.56%, 08/27/36(a)(c)		96	70,507
Series 2014-SAF1, Class B5, 3.87%, 03/25/44(a)(c)		1,578	1,156,824
Series 2021-NQM1, Class M1, 2.13%, 05/25/65(a)(c)		3,299	2,607,771
Series 2022-NQM1, Class A1, 2.27%, 11/25/66(a)(c)		5,358	4,590,370
Deephaven Residential Mortgage Trust
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(c)		150	125,346
Series 2021-1, Class M1, 2.09%, 05/25/65(a)(c)		1,620	1,406,788
Series 2021-3, Class B1, 3.27%, 08/25/66(a)(c)		3,671	2,468,354
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB3, Class A8, 6.36%, 07/25/36(c)		18	14,548
GCAT Trust
Series 2020-NQM2, Class B1, 4.85%, 04/25/65(a)(c)		2,533	2,172,560
Series 2022-NQM4, Class A1, 5.27%, 08/25/67(a)(b)		3,959	3,837,533

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
GreenPoint Mortgage Funding Trust, Series 2006- AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.00%), 3.10%, 03/25/36(c)	USD	20	$18,660
GS Mortgage-Backed Securities Corp. Trust
Series 2019-PJ2, Class A4, 4.00%, 11/25/49(a)(c)		340	322,437
Series 2020-PJ2, Class B4, 3.57%, 07/25/50(a)(c)		1,065	822,622
GSMPS Mortgage Loan Trust
Series 2004-4, Class 1AF, (1 mo. LIBOR US + 0.40%), 3.48%, 06/25/34(a)(c)		3,411	2,933,685
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.35%), 3.43%, 03/25/35(a)(c)		58	56,041
Series 2005-RP3, Class 2A1, 3.47%, 09/25/35(a)(c)		3,445	3,210,182
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.35%), 3.43%, 01/25/36(a)(c)		48	40,422
Series 2006-RP2, Class 2A1, 3.49%, 04/25/36(a)(c)		2,443	2,117,669
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1, 2.77%, 04/25/36(c)		1,873	1,304,456
Homeward Opportunities Fund I Trust
Series 2020-2, Class B1, 5.45%, 05/25/65(a)(c)		3,640	3,518,357
Series 2022-1, Class A1, 5.08%, 07/25/67(a)(b)		3,864	3,749,459
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 2A2, (1 mo. LIBOR US + 0.40%), 3.48%, 10/25/36(c)		218	195,458
Series 2007-AR19, Class 3A1, 3.37%, 09/25/37(c)		649	438,795
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.24%), 3.32%, 08/25/37(c)		2,857	2,504,614
JPMorgan Alternative Loan Trust, Series 2006-S2, Class A5, 6.88%, 05/25/36(b)		4,224	3,480,325
JPMorgan Mortgage Trust
Series 2005-A4, Class B1, 3.35%, 07/25/35(c)		359	330,778
Series 2020-5, Class B3, 3.60%, 12/25/50(a)(c)		3,813	2,934,866
Series 2021-INV5, Class A2A, 2.50%, 12/25/51(a)(c)		17,800	14,135,220
Series 2021-INV7, Class A3A, 2.50%, 02/25/52(a)(c)		16,765	14,338,925
Series 2021-INV7, Class A4A, 2.50%, 02/25/52(a)(c)		6,218	4,201,066
Series 2021-INV7, Class B1, 3.27%, 02/25/52(a)(c)		3,865	3,113,341
Series 2021-INV7, Class B2, 3.27%, 02/25/52(a)(c)		907	717,638
Series 2021-INV7, Class B3, 3.27%, 02/25/52(a)(c)		1,262	947,716
Series 2021-INV7, Class B4, 3.27%, 02/25/52(a)(c)		671	423,009
Series 2021-INV7, Class B5, 3.27%, 02/25/52(a)(c)		276	162,520
Series 2021-INV7, Class B6, 3.15%, 02/25/52(a)(c)		907	293,592
Legacy Mortgage Asset Trust, Series 2020-SL1, Class A, 2.73%, 01/25/60(a)(b)		204	198,868
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 2.30%), 5.38%, 12/25/37(c)		27	26,948
Loan Revolving Advance Investment Trust, Series 2021-2, Class A1X, (1 mo. LIBOR US + 2.75%), 4.72%, 06/30/23(a)(c)		10,000	9,910,471

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, (1 mo. LIBOR US + 3.50%), 6.06%, 04/01/24(a)(c)	USD	2,175	$2,145,390
MASTR Resecuritization Trust, Series 2008-1, Class A1, 6.00%, 09/27/37(a)(c)		926	828,261
MCM Trust
Series 2021-VFN1, Class Cert, 3.00%, 08/25/28(d)		1,032	689,503
Series 2021-VFN1, Class Note, 3.00%, 08/25/28(d)		1,969	1,927,401
MFA Trust
Series 2021-INV1, Class M1, 2.29%, 01/25/56(a)(c)		700	636,611
Series 2022-NQM3, Class A1, 5.57%, 09/25/67(a)(b)		3,341	3,322,800
MFRA Trust, Series 2022-CHM1, Class A1, 3.88%, 09/25/56(a)(b)		7,391	6,808,128
Morgan Stanley Residential Mortgage Loan Trust, Series 2014-1A, Class B3, 3.72%, 06/25/44(a)(c)		198	188,493
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.34%), 2.90%, 04/16/36(a)(c)		227	213,034
New Residential Mortgage Loan Trust,
Series 2019-2A, Class A1, 4.25%, 12/25/57(a)(c)		1,488	1,424,190
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP1, Class 2A4, 6.05%, 02/25/35(b)		355	323,040
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.42%), 3.50%, 06/25/37(c)		624	553,661
NYMT Loan Trust, Series 2020-SP2, Class A1, 2.94%, 10/25/60(a)(c)		6,409	6,162,028
OBX Trust
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/59(a)(c)		282	266,150
Series 2022-NQM7, Class A1, 5.11%, 08/25/62(a)(b)		2,625	2,542,777
Preston Ridge Partners Mortgage LLC
Series 2021-4, Class A1, 1.87%, 04/25/26(a)(b)		3,722	3,410,214
Series 2022-1, Class A1, 3.72%, 02/25/27(a)(b)		4,449	4,141,209
PRKCM Trust
Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(c)		1,278	1,054,824
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(a)(c)		548	510,906
Series 2022-AFC2, Class A1, 5.34%, 08/25/57(a)(c)		3,972	3,871,086
RALI Trust
Series 2005-QA10, Class A21, 3.90%, 09/25/35(c)		5,303	2,446,652
Series 2006-QO10, Class A1, (1 mo. LIBOR US + 0.32%), 3.40%, 01/25/37(c)		1,889	1,638,955
RCKT Mortgage Trust, Series 2020-1, Class B4, 3.48%, 02/25/50(a)(c)		953	757,340
RCO VI Mortgage LLC, Series 2022-1, Class A1, 3.00%, 01/25/27(a)(b)		17,069	16,015,893
Reperforming Loan REMIC Trust
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.34%), 3.42%, 06/25/35(a)(c)		353	334,387
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.40%), 3.48%, 09/25/35(a)(c)		533	473,335

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.66%, 09/25/59(a)(c)	USD	2,900	$2,654,430
RFMSI Series Trust, Series 2005-SA4, Class 2A1, 4.14%, 09/25/35(c)		2,081	1,424,503
RFMSI Series Trust, Series 2006-SA2, Class 2A1, 4.82%, 08/25/36(c)		482	345,968
RMF Buyout Issuance Trust Series 2021-HB1, Class M3, 3.69%, 11/25/31(a)(c)		3,379	2,999,524
Series 2021-HB1, Class M6, 6.00%, 11/25/31(a)(c)(d)		1,083	873,575
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 09/25/67(a)(b)		826	801,064
Starwood Mortgage Residential Trust
Series 2020-3, Class B1, 4.75%, 04/25/65(a)(c)		2,820	2,680,270
Series 2020-INV1, Class B1, 3.26%, 11/25/55(a)		260	235,383
Series 2020-INV1, Class M1, 2.50%, 11/25/55(a)		2,688	2,410,013
Series 2021-1, Class B1, 3.52%, 05/25/65(a)(c)		648	584,853
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.42%), 3.50%, 05/25/46(c)		30	19,080
Structured Asset Securities Corp.
Series 2005-RF3, Class 1A, (1 mo. LIBOR US + 0.35%), 3.43%, 06/25/35(a)(c)		817	759,645
Series 2005-RF5, Class 2A, 3.41%, 07/25/35(a)(c)		2,174	2,016,986
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-RF3, Class 1A2, 6.00%, 10/25/36(a)		4,323	2,592,529
Series 2006-RF4, Class 2A1, 6.00%, 10/25/36(a)		1,282	744,073
Thornburg Mortgage Securities Trust,
Series 2006-3, Class A1, 2.64%, 06/25/46(c)		1,045	728,028
Toorak Mortgage Corp., Series 2021-INV2, Class B1, 4.10%, 11/25/56(a)(c)		3,755	2,736,510
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(a)		107	106,326
Verus Securitization Trust Series 2019-4, Class B1, 3.86%, 11/25/59(a)(c)		800	717,006
Series 2020-4, Class B1, 5.05%, 05/25/65(a)(c)		2,600	2,461,839
Series 2020-5, Class M1, 2.60%, 05/25/65(a)(c)		263	224,400
Series 2021-1, Class M1, 1.97%, 01/25/66(a)(c)		3,000	2,140,400
Series 2021-R1, Class M1, 2.34%, 10/25/63(a)		3,250	2,797,016
Series 2021-R2, Class B1, 3.25%, 02/25/64(a)(c)		265	247,162
Series 2022-1, Class B1, 4.01%, 01/25/67(a)(c)		1,507	1,120,905
Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54(a)(c)		100	82,546
Vista Point Securitization Trust Series 2020-2, Class A3, 2.50%, 04/25/65(a)(c)		138	129,822
Series 2020-2, Class M1, 3.40%, 04/25/65(a)(c)		170	157,539
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-9, Class 5A6, (1 mo. LIBOR US + 0.55%), 3.63%, 11/25/35(c)		402	277,131
Series 2005-9, Class 5A9, 5.50%, 11/25/35		165	123,415
Series 2006-4, Class 1A1, 6.00%, 04/25/36		151	136,825
Series 2006-4, Class 3A1, 7.00%, 05/25/36(b)		103	88,145
Series 2006-AR1, Class A1A, (1 mo. LIBOR US + 0.50%), 3.58%, 02/25/36(c)		1,287	1,069,094

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-AR5, Class A1A, (12 mo. Federal Reserve Cumulative Average US + 0.99%), 2.09%, 06/25/46(c)	USD	157	$143,083
Series 2007-HY1, Class A2A, (1 mo. LIBOR US + 0.32%), 3.40%, 02/25/37(c)		557	466,029
Series 2007-OA1, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.71%), 1.81%, 12/25/46(c)		2,690	2,308,938
Series 2007-OA4, Class 2A, (Cost of Funds for the 11th District of San Francisco + 0.80%), 1.90%, 05/25/47(c)		2,216	1,935,397
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.75%), 1.85%, 06/25/47(c)		520	444,472
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1, 4.41%, 10/25/36(c)		1,037	974,009
Western Alliance CLN, Series 2021-CL1, Class M, 5.63%, 12/28/24		8,540	8,533,506
Western Mortgage Reference Notes
Series 2021-CL2, Class M1, (SOFR (30-day) + 3.15%), 5.43%, 07/25/59(a)(c)		10,055	9,961,047
Series 2021-CL2, Class M2, (SOFR (30-day) + 3.70%), 5.98%, 07/25/59(a)(c)		10,114	10,020,948
WinWater Mortgage Loan Trust, Series 2014-3, Class B5, 3.98%, 11/20/44(a)(c)		923	919,018

			356,484,386

Commercial Mortgage-Backed Securities — 25.0%
245 Park Avenue Trust
Series 2017-245P, Class A, 3.51%, 06/05/37(a)		5,000	4,452,169
Series 2017-245P, Class C, 3.78%, 06/05/37(a)(c)		3,000	2,533,976
Series 2017-245P, Class E, 3.78%, 06/05/37(a)(c)		1,151	890,016
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 3.59%, 09/15/34(a)(c)		5,000	4,867,971
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.12%), 4.82%, 09/15/34(a)(c)		1,705	1,576,521
Angel Oak SB Commercial Mortgage Trust,
Series 2020-SBC1, Class A1, 2.07%, 05/25/50(a)(c)		7,924	7,575,157
AREIT LLC, Series 2022-CRE7, Class A, (1 mo. CME Term SOFR + 2.24%), 5.26%, 06/17/39(a)(c)		3,080	3,041,555
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.10%), 4.92%, 04/15/35(a)(c)		1,128	1,056,566
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, (1 mo. LIBOR US + 1.05%), 3.87%, 09/15/32(a)(c)		2,000	1,949,718
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class F, 3.72%, 04/14/33(a)(c)		1,294	1,124,501
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 3.72%, 11/15/32(a)(c)		2,470	2,331,065
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.00%), 4.82%, 11/15/32(a)(c)		1,090	907,735

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BANK
Series 2019-BN22, Class A4, 2.98%, 11/15/62	USD	3,000	$2,588,732
Series 2020-BN28, Class A4, 1.84%, 03/15/63		4,200	3,271,258
Series 2021-BN33, Class A5, 2.56%, 05/15/64		1,249	1,018,876
Series 2021-BN35, Class A5, 2.29%, 06/15/64		744	589,343
Series 2021-BN37, Class A5, 2.62%, 11/15/64(c)		1,069	868,523
Bayview Commercial Asset Trust
Series 2006-1A, Class A1, (1 mo. LIBOR US + 0.41%), 3.49%, 04/25/36(a)(c)		7,015	6,220,704
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.54%), 3.62%, 04/25/36(a)(c)		16	14,034
Series 2006-4A, Class A2, (1 mo. LIBOR US + 0.41%), 3.49%, 12/25/36(a)(c)		1,503	1,368,079
Series 2006-SP2, Class A, (1 mo. LIBOR US + 0.42%), 3.50%, 01/25/37(a)(c)		1,529	1,377,406
Series 2007-1, Class A2, (1 mo. LIBOR US + 0.27%), 3.35%, 03/25/37(a)(c)		7,204	6,591,013
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.27%), 3.35%, 07/25/37(a)(c)		34	29,699
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.45%), 3.53%, 09/25/37(a)(c)		6,319	5,695,907
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 4.58%, 12/25/37(a)(c)		4,117	3,763,952
BBCMS Mortgage Trust
Series 2017-DELC, Class F, (1 mo. LIBOR US + 3.63%), 6.44%, 08/15/36(a)(c)		1,936	1,809,457
Series 2018-CHRS, Class E, 4.41%, 08/05/38(a)(c)		1,000	701,284
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.72%), 3.54%, 03/15/37(a)(c)		5,000	4,705,640
Series 2022-C16, Class A5, 4.60%, 06/15/55(c)		1,305	1,245,643
Series 2022-C17, Class A5, 4.44%, 09/15/55		510	480,509
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(a)		366	339,519
BDS LLC, Series 2022-FL12, Class A, (1 mo. CME Term SOFR + 2.14%), 4.60%, 08/19/38(a)(c)		1,870	1,856,034
Beast Mortgage Trust
Series 2021-SSCP, Class B, (1 mo. LIBOR US + 1.10%), 3.92%, 04/15/36(a)(c)		278	260,148
Series 2021-SSCP, Class C, (1 mo. LIBOR US + 1.35%), 4.17%, 04/15/36(a)(c)		337	311,876
Series 2021-SSCP, Class D, (1 mo. LIBOR US + 1.60%), 4.42%, 04/15/36(a)(c)		324	295,990
Series 2021-SSCP, Class E, (1 mo. LIBOR US + 2.10%), 4.92%, 04/15/36(a)(c)		278	252,139
Series 2021-SSCP, Class F, (1 mo. LIBOR US + 2.90%), 5.72%, 04/15/36(a)(c)		262	240,097
Series 2021-SSCP, Class G, (1 mo. LIBOR US + 3.80%), 6.62%, 04/15/36(a)(c)		293	268,466
Series 2021-SSCP, Class H, (1 mo. LIBOR US + 4.90%), 7.72%, 04/15/36(a)(c)		216	198,262
Benchmark Mortgage Trust
Series 2019-B15, Class A5, 2.93%, 12/15/72		4,747	4,070,146
Series 2021-B24, Class A5, 2.58%, 03/15/54		3,000	2,448,977
Series 2022-B35, Class A5, 4.59%, 05/15/55(c)		2,000	1,890,747
BFLD Trust, Series 2020-EYP, Class E, (1 mo. LIBOR US + 3.70%), 6.52%, 10/15/35(a)(c)		2,000	1,844,199
BHMS Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.25%), 4.07%, 07/15/35(a)(c)		2,850	2,751,715

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BHMS
Series 2018-ATLS, Class C, (1 mo. LIBOR US + 1.90%), 4.72%, 07/15/35(a)(c)	USD	2,600	$2,474,521
BMO Mortgage Trust, Series 2022-C2, Class A5, 4.97%, 07/15/54(c)		1,432	1,402,497
BOCA Commercial Mortgage Trust, Series 2022- BOCA, Class A, (1 mo. CME Term SOFR + 1.77%), 4.62%, 05/15/39(a)(c)		1,540	1,506,833
BPR Trust
Series 2021-TY, Class E, (1 mo. LIBOR US + 3.60%), 6.42%, 09/15/38(a)(c)		3,138	2,949,651
Series 2022-SSP, Class A, (1 mo. CME Term SOFR + 3.00%), 5.85%, 05/15/39(a)(c)		770	758,176
BWAY Mortgage Trust
Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		1,696	1,607,292
Series 2013-1515, Class C, 3.45%, 03/10/33(a)		250	227,242
BX Commercial Mortgage Trust
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 4.27%, 10/15/36(a)(c)		2,550	2,466,667
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 5.12%, 10/15/36(a)(c)		4,250	4,069,155
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 5.47%, 10/15/36(a)(c)		6,417	6,128,262
Series 2020-VIV2, Class C, 3.66%, 03/09/44(a)(c)		2,204	1,738,134
Series 2020-VIVA, Class D, 3.67%, 03/11/44(a)(c)		3,000	2,232,900
Series 2020-VKNG, Class F, (1 mo. LIBOR US + 2.75%), 5.57%, 10/15/37(a)(c)		1,490	1,379,378
Series 2021-21M, Class E, (1 mo. LIBOR US + 2.17%), 4.99%, 10/15/36(a)(c)		4,625	4,340,106
Series 2021-CIP, Class E, (1 mo. LIBOR US + 2.82%), 5.64%, 12/15/38(a)(c)		4,758	4,436,199
Series 2021-MC, Class E, (1 mo. LIBOR US + 2.10%), 4.92%, 04/15/34(a)(c)		1,793	1,664,104
Series 2021-MC, Class F, (1 mo. LIBOR US + 2.35%), 5.17%, 04/15/34(a)(c)		1,875	1,714,406
Series 2021-NWM, Class A, (1 mo. LIBOR US + 0.91%), 3.73%, 02/15/33(a)(c)(d)		1,061	1,007,890
Series 2021-NWM, Class B, (1 mo. LIBOR US + 2.15%), 4.97%, 02/15/33(a)(c)(d)		622	590,914
Series 2021-NWM, Class C, (1 mo. LIBOR US + 4.25%), 7.07%, 02/15/33(a)(c)(d)		410	389,972
Series 2021-VINO, Class A, (1 mo. LIBOR US + 0.65%), 3.47%, 05/15/38(a)(c)		4,950	4,734,477
Series 2021-VINO, Class F, (1 mo. LIBOR US + 2.80%), 5.62%, 05/15/38(a)(c)		7,100	6,531,854
Series 2021-VIV5, Class A, 2.84%, 03/09/44(a)(c)		1,522	1,229,268
Series 2021-XL2, Class F, (1 mo. LIBOR US + 2.24%), 5.06%, 10/15/38(a)(c)		4,726	4,351,491
Series 2022-CSMO, Class C, (1 mo. CME Term SOFR + 3.89%), 6.73%, 06/15/27(a)(c)		1,080	1,063,782
Series 2022-LP2, Class F, (1 mo. CME Term SOFR + 3.26%), 6.18%, 02/15/39(a)(c)		2,237	2,068,334
BX Trust
Series 2019-CALM, Class E, (1 mo. LIBOR US + 2.00%), 4.82%, 11/15/32(a)(c)		2,100	1,972,002
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		3,757	3,129,523
Series 2021-ARIA, Class C, (1 mo. LIBOR US + 1.65%), 4.46%, 10/15/36(a)(c)		150	139,478

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
BX Trust
Series 2021-ARIA, Class D, (1 mo. LIBOR US + 1.90%), 4.71%, 10/15/36(a)(c)	USD	1,249	$1,158,256
Series 2021-ARIA, Class G, (1 mo. LIBOR US + 3.14%), 5.96%, 10/15/36(a)(c)		7,890	7,021,316
Series 2021-SDMF, Class E, (1 mo. LIBOR US + 1.59%), 4.41%, 09/15/34(a)(c)		3,980	3,599,984
Series 2021-SDMF, Class J, (1 mo. LIBOR US + 4.03%), 6.85%, 09/15/34(a)(c)		1,344	1,195,285
Series 2021-SOAR, Class G, (1 mo. LIBOR US + 2.80%), 5.62%, 06/15/38(a)(c)		5,351	4,894,066
Series 2021-SOAR, Class J, (1 mo. LIBOR US + 3.75%), 6.57%, 06/15/38(a)(c)		4,714	4,307,647
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 6.42%, 06/15/36(a)(c)		7,397	6,801,553
Series 2022-GPA, Class A, (1 mo. CME Term SOFR + 2.17%), 4.67%, 10/15/39(a)(c)		11,930	11,859,478
Series 2022-GPA, Class D, (1 mo. CME Term SOFR + 4.06%), 6.56%, 10/15/39(a)(c)		1,200	1,180,761
Series 2022-IND, Class E, (1 mo. CME Term SOFR + 3.99%), 6.91%, 04/15/37(a)(c)		5,960	5,574,062
Series 2022-LBA6, Class D, (1 mo. CME Term SOFR + 2.00%), 4.85%, 01/15/39(a)(c)		2,150	2,027,276
BXP Trust
Series 2017-GM, Class B, 3.54%, 06/13/39(a)(c)		265	229,655
Series 2021-601L, Class D, 2.87%, 01/15/44(a)(c)		1,554	1,036,341
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, (1 mo. LIBOR US + 1.75%), 4.57%, 12/15/37(a)(c)		1,000	962,410
Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 4.97%, 12/15/37(a)(c)		2,269	2,172,340
CD Mortgage Trust, Series 2016-CD1, Class A3, 2.46%, 08/10/49		4,339	3,934,724
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class C, 5.00%, 05/10/58(c)		130	118,494
Series 2018-TAN, Class A, 4.24%, 02/15/33(a)		1,000	989,190
Series 2018-TAN, Class B, 4.69%, 02/15/33(a)		1,081	1,061,338
Series 2018-TAN, Class C, 5.30%, 02/15/33(a)		1,050	1,027,536
CFK Trust
Series 2019-FAX, Class D, 4.79%, 01/15/39(a)(c)		2,500	2,106,729
Series 2019-FAX, Class E, 4.79%, 01/15/39(a)(c)		2,600	2,087,559
Citigroup Commercial Mortgage Trust
Series 2013-375P, Class C, 3.64%, 05/10/35(a)(c)		100	95,375
Series 2016-P3, Class A4, 3.33%, 04/15/49		2,635	2,467,607
Series 2017-P7, Class A4, 3.71%, 04/14/50		6,000	5,581,069
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)(c)		3,000	2,967,327
Series 2019-SMRT, Class A, 4.15%, 01/10/36(a)		2,000	1,951,374
Series 2019-SMRT, Class D, 4.90%, 01/10/36(a)(c)		3,000	2,879,473
Cold Storage Trust
Series 2020-ICE5, Class A, (1 mo. LIBOR US + 0.90%), 3.72%, 11/15/37(a)(c)		8,238	8,024,726
Series 2020-ICE5, Class E, (1 mo. LIBOR US + 2.77%), 5.58%, 11/15/37(a)(c)		1,966	1,894,604
Commercial Mortgage Trust
Series 2013-GAM, Class A2, 3.37%, 02/10/28(a)		809	797,746
Series 2013-GAM, Class B, 3.53%, 02/10/28(a)(c)		1,500	1,462,140
Series 2013-WWP, Class D, 3.90%, 03/10/31(a)		110	109,931

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2015-CR23, Class A4, 3.50%, 05/10/48	USD	2,000	$1,906,028
Series 2015-CR26, Class A4, 3.63%, 10/10/48		3,535	3,364,255
Series 2015-PC1, Class B, 4.43%, 07/10/50(c)		3,175	3,007,216
Series 2016-667M, Class D, 3.29%, 10/10/36(a)(c)		500	389,968
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A, (1 mo. LIBOR US + 0.98%), 3.80%, 05/15/36(a)(c)		9,475	9,344,652
Series 2019-ICE4, Class B, (1 mo. LIBOR US + 1.23%), 4.05%, 05/15/36(a)(c)		3,015	2,955,178
Series 2019-ICE4, Class E, (1 mo. LIBOR US + 2.15%), 4.97%, 05/15/36(a)(c)		6,331	6,116,025
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 5.47%, 05/15/36(a)(c)		8,897	8,523,116
Credit Suisse Mortgage Trust
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 12/15/30(a)(c)		240	237,932
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 7.68%, 10/15/37(a)(c)		2,000	1,870,365
Series 2021-980M, Class D, 3.65%, 07/15/31(a)(c)		3,364	2,795,098
Series 2021-980M, Class E, 3.65%, 07/15/31(a)(c)		2,195	1,751,677
Series 2021-BHAR, Class E, (1 mo. LIBOR US + 3.50%), 6.32%, 11/15/38(a)(c)		633	582,713
Series 2022-NWPT, Class A, (1 mo. CME Term SOFR + 3.14%), 5.99%, 09/15/35(a)(c)		3,659	3,629,607
CSAIL Commercial Mortgage Trust
Series 2018-C14, Class A4, 4.42%, 11/15/51(c)		4,219	3,967,138
Series 2019-C16, Class A3, 3.33%, 06/15/52		2,000	1,769,059
Series 2019-C16, Class C, 4.24%, 06/15/52(c)		1,622	1,345,901
DBGS Mortgage Trust
Series 2018-5BP, Class A, (1 mo. LIBOR US + 0.80%), 3.61%, 06/15/33(a)(c)		5,000	4,798,938
Series 2018-BIOD, Class A, (1 mo. LIBOR US + 0.80%), 3.51%, 05/15/35(a)(c)		4,569	4,476,893
Series 2018-BIOD, Class D, (1 mo. LIBOR US + 1.30%), 4.01%, 05/15/35(a)(c)		3,198	3,085,602
Series 2018-BIOD, Class F, (1 mo. LIBOR US + 2.00%), 4.71%, 05/15/35(a)(c)		3,052	2,912,956
Series 2018-BIOD, Class G, (1 mo. LIBOR US + 2.50%), 5.21%, 05/15/35(a)(c)		429	406,206
Deutsche Bank UBS Mortgage Trust
Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)		1,312	1,237,740
Series 2017-BRBK, Class D, 3.65%, 10/10/34(a)(c)		990	898,346
Series 2017-BRBK, Class F, 3.65%, 10/10/34(a)(c)		1,524	1,338,465
ELP Commercial Mortgage Trust
Series 2021-ELP, Class G, (1 mo. LIBOR US + 3.12%), 5.93%, 11/15/38(a)(c)		6,602	6,060,158
Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 6.43%, 11/15/38(a)(c)		2,557	2,349,936
Extended Stay America Trust
Series 2021-ESH, Class D, (1 mo. LIBOR US + 2.25%), 5.07%, 07/15/38(a)(c)		4,962	4,751,068
Series 2021-ESH, Class E, (1 mo. LIBOR US + 2.85%), 5.67%, 07/15/38(a)(c)		3,469	3,294,296
Series 2021-ESH, Class F, (1 mo. LIBOR US + 3.70%), 6.52%, 07/15/38(a)(c)		3,618	3,417,715

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(c)	USD	2,150	$1,993,017
Series 2018-W5FX, Class CFX, 3.79%, 04/25/28(a)(c)		4,100	3,423,996
Series 2020-K105, Class B, 3.53%, 03/25/53(a)(c)		2,905	2,533,051
GCT Commercial Mortgage Trust, Series 2021- GCT, Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 02/15/38(a)(c)		2,730	2,633,147
Grace Trust, Series 2020-GRCE, Class F, 2.77%, 12/10/40(a)(c)		2,000	1,204,149
GS Mortgage Securities Corp. II, Series 2018- GS10, Class A5, 4.16%, 07/10/51(c)		4,100	3,838,925
GS Mortgage Securities Trust
Series 2015-GC32, Class C, 4.56%, 07/10/48(c)		410	376,404
Series 2017-GS6, Class A3, 3.43%, 05/10/50		2,000	1,845,480
Series 2019-GSA1, Class A4, 3.05%, 11/10/52		2,587	2,226,739
Series 2019-GSA1, Class C, 3.93%, 11/10/52(c)		5,000	3,967,730
Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 6.25%, 11/15/36(a)(c)		813	742,010
Series 2022-ECI, Class A, (1 mo. CME Term SOFR + 2.19%), 5.04%, 08/15/39(a)(c)		3,170	3,142,213
Series 2022-ECI, Class D, (1 mo. CME Term SOFR + 4.19%), 7.04%, 08/15/39(a)(c)		1,282	1,259,526
Series 2022-SHIP, Class A, (1 mo. CME Term SOFR + 0.73%), 3.58%, 08/15/36(a)(c)		3,470	3,411,553
Harvest Commercial Capital Loan Trust,
Series 2020-1, Class M4, 5.96%, 04/25/52(a)(c)		669	585,322
HIT Trust, Series 2022-HI32, Class A, (1 mo. CME Term SOFR + 2.39%), 5.24%, 07/15/24(a)(c)		710	701,087
HONO Mortgage Trust
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 6.17%, 10/15/36(a)(c)		1,968	1,841,502
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 7.22%, 10/15/36(a)(c)		1,629	1,518,780
Houston Galleria Mall Trust, Series 2015-HGLR, Class D, 3.98%, 03/05/37(a)		578	507,622
Hudson Yards Mortgage Trust
Series 2019-30HY, Class E, 3.56%, 07/10/39(a)(c)		2,000	1,515,344
Series 2019-55HY, Class F, 3.04%, 12/10/41(a)(c)		712	504,102
ILPT Commercial Mortgage Trust, Series 2022- LPF2, Class A, (1 mo. CME Term SOFR + 2.25%), 4.50%, 10/15/39(a)(c)		6,059	6,040,213
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. CME Term SOFR + 2.49%), 5.33%, 08/15/37(a)(c)		3,483	3,443,746
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C33, Class D1, 4.27%, 12/15/48(a)(c)		1,190	1,015,533
JPMDB Commercial Mortgage Securities Trust,
Series 2019-COR6, Class A4, 3.06%, 11/13/52		1,968	1,692,562
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class C, 4.88%, 01/15/49(c)		315	286,449
Series 2016-JP2, Class A4, 2.82%, 08/15/49		3,655	3,336,129
Series 2018-PHH, Class A, (1 mo. LIBOR US + 1.21%), 4.03%, 06/15/35(a)(c)		4,845	4,703,598
Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 5.82%, 07/15/36(a)(c)		1,000	920,041

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 5.59%, 10/15/33(a)(c)	USD 700	$657,598
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 5.27%, 04/15/38(a)(c)	2,528	2,375,911
Series 2022-NLP, Class F, (1 mo. CME Term SOFR + 3.54%), 6.39%, 04/15/37(a)(c)	3,442	3,149,072
Series 2022-NXSS, Class A, (1 mo. CME Term SOFR + 2.18%), 5.13%, 08/15/39(a)(c)	5,266	5,213,203
Series 2022-OPO, Class D, 3.57%, 01/05/39(a)(c)	2,865	2,247,915
KNDL Mortgage Trust, Series 2019-KNSQ,
Class E, (1 mo. LIBOR US + 1.80%), 4.62%, 05/15/36(a)(c)	1,159	1,110,446
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.25%), 3.33%, 03/25/37(a)(c)	43	42,582
Series 2007-2A, Class M1, (1 mo. LIBOR US + 0.40%), 3.48%, 06/25/37(a)(c)	695	683,595
Series 2007-3A, Class M2, (1 mo. LIBOR US + 2.00%), 5.08%, 10/25/37(a)(c)	3,340	2,766,186
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 3.52%, 03/15/38(a)(c)	1,946	1,870,669
LUXE Trust, Series 2021-TRIP, Class E, (1 mo. LIBOR US + 2.75%), 5.57%, 10/15/38(a)(c)	654	607,594
Med Trust
Series 2021-MDLN, Class F, (1 mo. LIBOR US + 4.00%), 6.82%, 11/15/38(a)(c)	2,200	2,024,196
Series 2021-MDLN, Class G, (1 mo. LIBOR US + 5.25%), 8.07%, 11/15/38(a)(c)(d)	21,012	19,751,326
MF1, Series 2021-W10, Class G, (1 mo. CME Term SOFR + 4.22%), 7.07%, 12/15/34(a)(c)	560	536,385
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 04/15/38(a)(c)	1,950	1,876,782
Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 5.42%, 04/15/38(a)(c)	2,500	2,320,813
Series 2021-MHC2, Class A, (1 mo. LIBOR US + 0.85%), 3.67%, 05/15/38(a)(c)	5,000	4,824,566
MHP
Series 2021-STOR, Class G, (1 mo. LIBOR US + 2.75%), 5.57%, 07/15/38(a)(c)	2,146	1,952,180
Series 2021-STOR, Class J, (1 mo. LIBOR US + 3.95%), 6.77%, 07/15/38(a)(c)	2,846	2,592,774
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.28%, 07/15/50(a)(c).	233	200,903
Series 2015-C25, Class A5, 3.64%, 10/15/48	1,455	1,385,848
Series 2015-C26, Class C, 4.52%, 10/15/48(c)	1,000	911,178
Series 2016-C32, Class A4, 3.72%, 12/15/49	1,060	992,219
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(c) .	2,000	1,909,210
Series 2017-CLS, Class A, (1 mo. LIBOR US + 0.70%), 3.52%, 11/15/34(a)(c)	4,330	4,302,987
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.60%), 5.42%, 11/15/34(a)(c)(d)	843	843,885
Series 2017-H1, Class B, 4.08%, 06/15/50	2,400	2,151,199
Series 2017-H1, Class C, 4.28%, 06/15/50(c)	509	440,682
Series 2017-HR2, Class D, 2.73%, 12/15/50	160	114,150

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust
Series 2018-MP, Class E, 4.42%, 07/11/40(a)(c)	USD 2,184	$1,588,831
Series 2018-SUN, Class D, (1 mo. LIBOR US + 1.65%), 4.47%, 07/15/35(a)(c)	1,000	973,752
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 5.37%, 07/15/35(a)(c)	255	247,435
Series 2019-H7, Class AS, 3.52%, 07/15/52	1,900	1,637,092
Series 2019-H7, Class C, 4.13%, 07/15/52	5,000	4,145,558
Series 2019-H7, Class D, 3.00%, 07/15/52(a)	3,000	2,157,753
Morgan Stanley Mortgage Capital Trust, Series 2017-237P, Class A, 3.40%, 09/13/39(a)	5,400	4,674,717
MSCG Trust, Series 2018-SELF, Class E, (1 mo. LIBOR US + 2.15%), 4.97%, 10/15/37(a)(c)	4,776	4,514,039
MTN Commercial Mortgage Trust
Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 4.24%, 03/15/39(a)(c)	3,720	3,617,790
Series 2022-LPFL, Class F, (1 mo. CME Term SOFR + 5.29%), 8.13%, 03/15/39(a)(c)	3,220	3,042,609
Natixis Commercial Mortgage Securities Trust
Series 2017-75B, Class A, 3.86%, 04/10/37(a)	1,850	1,680,796
Series 2018-RIVA, Class E, (1 mo. CME Term SOFR + 2.79%), 5.63%, 02/15/33(a)(c)	327	324,886
Olympic Tower Mortgage Trust
Series 2017-OT, Class A, 3.57%, 05/10/39(a)	2,920	2,592,740
Series 2017-OT, Class D, 4.08%, 05/10/39(a)(c)	1,080	852,130
Series 2017-OT, Class E, 4.08%, 05/10/39(a)(c)	498	369,645
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F, (1 mo. LIBOR US + 3.35%), 6.17%, 07/15/38(a)(c)	1,824	1,697,675
Series 2021-MF, Class G, (1 mo. LIBOR US + 4.35%), 7.17%, 07/15/38(a)(c)	1,967	1,848,100
Ready Capital Mortgage Financing LLC,
Series 2022-FL9, Class A, (1 mo. CME Term SOFR + 2.47%), 5.53%, 06/25/37(a)(c)	1,408	1,395,486
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1 mo. CME Term SOFR + 2.25%), 5.27%, 01/19/37(a)(c)	10,254	10,135,525
SG Commercial Mortgage Securities Trust
Series 2016-C5, Class B, 3.93%, 10/10/48	2,000	1,775,023
Series 2019-PREZ, Class E, 3.59%, 09/15/39(a)(c)	2,000	1,449,538
SLG Office Trust, Series 2021-OVA, Class A, 2.59%, 07/15/41(a)	3,500	2,804,548
SMRT, Series 2022-MINI, Class E, (1 mo. CME Term SOFR + 2.70%), 5.55%, 01/15/39(a)(c)	847	777,035
SREIT Trust
Series 2021-MFP, Class F, (1 mo. LIBOR US + 2.62%), 5.44%, 11/15/38(a)(c)	2,960	2,751,898
Series 2021-MFP2, Class F, (1 mo. LIBOR US + 2.62%), 5.44%, 11/15/36(a)(c)	2,226	2,075,442
Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 6.73%, 11/15/36(a)(c)	449	413,586
STWD Trust
Series 2021-FLWR, Class B, (1 mo. LIBOR US + 0.93%), 3.74%, 07/15/36(a)(c)	7,000	6,631,624
Series 2021-FLWR, Class E, (1 mo. LIBOR US + 1.92%), 4.74%, 07/15/36(a)(c)	1,738	1,607,349
Series 2021-FLWR, Class G, (1 mo. LIBOR US + 3.67%), 6.49%, 07/15/23(a)(c)	1,326	1,228,280
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1 mo. CME Term SOFR + 2.19%), 5.03%, 05/15/37(a)(c)	4,470	4,364,883

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
TPGI Trust
Series 2021-DGWD, Class F, (1 mo. LIBOR US + 3.00%), 5.82%, 06/15/26(a)(c)	USD	1,700	$1,578,201
Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 6.67%, 06/15/26(a)(c)		1,700	1,574,797
TTAN, Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.85%), 3.67%, 03/15/38(a)(c)		1,994	1,923,502
Velocity Commercial Capital Loan Trust
Series 2019-2, Class M2, 3.39%, 07/25/49(a)(c)		1,708	1,564,669
Series 2019-2, Class M3, 3.48%, 07/25/49(a)(c)		768	690,072
Series 2019-2, Class M4, 3.99%, 07/25/49(a)(c)		1,921	1,671,316
Series 2021-1, Class M4, 2.85%, 05/25/51(a)(c)		2,260	1,667,630
Series 2021-3, Class M4, 3.48%, 10/25/51(a)(c)		2,776	2,184,135
Series 2021-4, Class A, 2.52%, 12/26/51(a)(c)		8,666	7,831,173
Series 2021-4, Class M4, 4.48%, 12/26/51(a)(c)		1,289	1,033,988
Series 2022-1, Class M4, 5.20%, 02/25/52(a)(c)		5,761	4,762,935
Series 2022-4, Class M2, 6.97%, 08/25/52(a)(c)		1,087	1,031,730
Series 2022-4, Class M3, 7.54%, 08/25/52(a)(c)		1,087	1,026,617
VMC Finance LLC, Series 2021-FL4, Class A, (1 mo. LIBOR US + 1.10%), 4.09%, 06/16/36(a)(c)		4,052	3,986,771
Wells Fargo Commercial Mortgage Trust
Series 2017-C39, Class B, 4.03%, 09/15/50		2,000	1,786,274
Series 2017-C39, Class C, 4.12%, 09/15/50		3,000	2,560,756
Series 2017-C41, Class B, 4.19%, 11/15/50(c)		2,000	1,741,818
Series 2017-C42, Class B, 4.00%, 12/15/50(c)		500	442,112
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.85%), 3.62%, 12/13/31(a)(c)		1,181	1,164,237
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(c)		3,155	2,776,074
Series 2018-C44, Class C, 4.99%, 05/15/51(c)		1,484	1,271,685
Series 2018-C44, Class D, 3.00%, 05/15/51(a)		109	76,648
Series 2018-C46, Class A4, 4.15%, 08/15/51		3,740	3,509,456
Series 2019-C49, Class A5, 4.02%, 03/15/52		2,796	2,587,099
Series 2019-C49, Class C, 4.87%, 03/15/52(c)		1,500	1,303,434
Series 2019-C50, Class B, 4.19%, 05/15/52		3,121	2,743,056
Series 2019-C53, Class A3, 2.79%, 10/15/52		1,000	850,700
Series 2020-SDAL, Class D, (1 mo. LIBOR US + 2.09%), 4.91%, 02/15/37(a)(c)		1,000	944,789
Series 2020-SDAL, Class E, (1 mo. LIBOR US + 2.74%), 5.56%, 02/15/37(a)(c)		1,600	1,490,693
Series 2021-C59, Class A4, 2.34%, 04/15/54		5,000	4,020,234
Series 2021-C59, Class A5, 2.63%, 04/15/54		4,990	4,059,635
Series 2021-FCMT, Class A, (1 mo. LIBOR US + 1.20%), 4.02%, 05/15/31(a)(c)		4,660	4,423,865

			620,863,341

Interest Only Collateralized Mortgage Obligations — 0.2%
Ajax Mortgage Loan Trust, Series 2021-E, Class XS, 0.00%, 12/25/60(a)(c)		9,535	398,779
JPMorgan Mortgage Trust
Series 2021-INV7, Class A2X, 0.50%, 02/25/52(a)(c)		34,190	885,270
Series 2021-INV7, Class A3X, 0.50%, 02/25/52(a)(c)		21,226	498,470
Series 2021-INV7, Class A4X, 0.50%, 02/25/52(a)(c)		7,873	543,555
Series 2021-INV7, Class A5X, 0.50%, 02/25/52(a)(c)		3,723	96,398

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage Trust
Series 2021-INV7, Class AX1, 0.27%, 02/25/52(a)(c)	USD	67,012	$896,669
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 10.19%, 02/25/38(a)(c)		9,936	2,765,512

			6,084,653

Interest Only Commercial Mortgage-Backed Securities — 0.8%
Banc of America Merrill Lynch Commercial
Mortgage Securities Trust
Series 2017-SCH, Class XFCP, 0.00%, 11/15/19(a)(c)		95,950	432
Series 2017-SCH, Class XLCP, 0.00%, 11/15/19(a)(c)		56,050	73
BANK
Series 2019-BN22, Class XA, 0.71%, 11/15/62(c)		38,741	1,278,344
Series 2019-BN22, Class XB, 0.24%, 11/15/62(c)		85,561	878,095
Series 2020-BN28, Class XB, 1.09%, 03/15/63(c)		29,820	1,802,727
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class XD, 1.39%, 02/15/50(a)(c)		10,000	462,888
BBCMS Trust, Series 2015-SRCH, Class XB, 0.30%, 08/10/35(a)(c)		12,500	114,432
Benchmark Mortgage Trust
Series 2019-B12, Class XA, 1.17%, 08/15/52(c)		37,347	1,619,685
Series 2019-B9, Class XA, 1.20%, 03/15/52(c)		15,767	772,537
Series 2020-B17, Class XB, 0.65%, 03/15/53(c)		17,599	524,642
Series 2020-B19, Class XA, 1.89%, 09/15/53(c)		23,914	1,898,568
Series 2021-B23, Class XA, 1.38%, 02/15/54(c)		18,373	1,276,325
BX Trust, Series 2022-GPA, Class XCP, 1.03%, 10/15/39(a)(c)		65,811	580,446
CFK Trust, Series 2019-FAX, Class XA, 0.35%, 01/15/39(a)(c)		62,648	895,030
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class X, 0.67%, 01/10/36(a)(c)		80,300	451,222
Commercial Mortgage Trust, Series 2019-GC44, Class XA, 0.76%, 08/15/57(c)		40,605	1,210,885
CSAIL Commercial Mortgage Trust
Series 2019-C16, Class XA, 1.71%, 06/15/52(c)		9,726	746,374
Series 2019-C17, Class XA, 1.50%, 09/15/52(c)		3,967	252,919
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(c)		11,214	412,106
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class X1, 0.21%, 05/03/32(a)(c)		144,016	901,555
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4, Class XC, 0.75%, 12/15/49(a)(c)		8,570	208,358
Series 2017-C5, Class XB, 0.42%, 03/15/50(c)		30,000	408,225
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)(c)		17,400	411,011
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.95%, 03/10/50(a)(c)		9,085	198,821
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XF, 1.33%, 12/15/47(a)(c)		220	5,361
Morgan Stanley Capital I Trust Series 2017-H1, Class XD, 2.31%, 06/15/50(a)(c)		8,625	686,233

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust Series 2019-L2, Class XA, 1.17%, 03/15/52(c)	USD	11,053	$544,883
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)(c)		28,100	447,349
One Market Plaza Trust
Series 2017-1MKT, Class XCP,0.00%, 02/10/32(a)(c)		110,000	3,146
Series 2017-1MKT, Class XNCP, 0.22%, 02/10/32(a)(c)(d)		22,000	57,860
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.61%, 10/15/52(c)		9,045	655,436
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class XB, 0.62%, 04/15/50(c)		7,000	76,394
Series 2016-BNK1, Class XD, 1.39%, 08/15/49(a)(c)		1,000	38,924
WFRBS Commercial Mortgage Trust, Series 2014- C21, Class XA, 1.17%, 08/15/47(c)		7,364	109,816

			19,931,102

Total Non-Agency Mortgage-Backed Securities — 40.3% (Cost: $1,103,491,038)			1,003,363,482

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.4%
Fannie Mae
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.00%), 7.08%, 05/25/30(c)		2,000	2,024,448
Series 2022-R02, Class 2B1, (SOFR (30-day) + 4.50%), 6.78%, 01/25/42(a)(c)		7,000	6,256,256
Freddie Mac
Series 2020-DNA6, Class B1, (SOFR (30-day) + 3.00%), 5.28%, 12/25/50(a)(c)		2,000	1,849,074
Series 2021-DNA1, Class B1, (SOFR (30-day) + 2.65%), 4.93%, 01/25/51(a)(c)		7,690	6,949,113
Series 2021-DNA2, Class B1, (SOFR (30-day) + 3.40%), 5.68%, 08/25/33(a)(c)		5,000	4,500,202
Series 2021-DNA5, Class B1, (SOFR (30-day) + 3.05%), 5.33%, 01/25/34(a)(c)		3,580	3,176,155
Series 2021-DNA5, Class B2, (SOFR (30-day) + 5.50%), 7.78%, 01/25/34(a)(c)		2,902	2,119,437
Series 2021-DNA6, Class B1, (SOFR (30-day) + 3.40%), 5.68%, 10/25/41(a)(c)		6,000	5,365,336
Series 2021-DNA7, Class B1, (SOFR (30-day) + 3.65%), 5.93%, 11/25/41(a)(c)		3,719	3,273,186

			35,513,207

Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac, Series K151, Class A2, 3.80%, 12/25/32		3,741	3,490,296

Interest Only Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac
Series K116, Class X1, 1.53%, 07/25/30(c)		23,913	1,971,132
Series KL05, Class X1P, 1.02%, 06/25/29(c)		12,845	650,871
Ginnie Mae
Series 2016-36, Class IO, 0.69%, 08/16/57(c)		3,320	98,736
Series 2017-24, Class IO, 0.79%, 12/16/56(c)		13,964	515,916

			3,236,655

Security		Par (000)	Value

Mortgage-Backed Securities — 0.9%
Uniform Mortgage-Backed Securities
2.00%, 10/01/52(i)	USD	4,579	$3,706,352
2.50%, 10/01/52(i)		22,139	18,570,244

			22,276,596

Total U.S. Government Sponsored Agency Securities — 2.6%
(Cost: $71,704,712)			64,516,754

Total Long-Term Investments — 94.0%
(Cost: $2,558,458,680)			2,337,774,088

		Shares

Short-Term Securities(j)

Money Market Funds — 7.0%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.46%		174,769,576	174,769,576

Total Short-Term Securities — 7.0% (Cost: $174,769,576)			174,769,576

Total Investments Before TBA Sale Commitments — 101.0% (Cost: $2,733,228,256)			2,512,543,664

		Par (000)

TBA Sale Commitments(i)

Mortgage-Backed Securities — (1.8)%
Uniform Mortgage-Backed Securities
2.00%, 10/01/52	USD	(9,158)	(7,412,347)
2.50%, 10/01/52		(44,277)	(37,092,059)

Total TBA Sale Commitments — (1.8)%
(Proceeds: $(47,275,756))			(44,504,406)

Total Investments Net of TBA Sale Commitments —99.2% (Cost: $2,685,952,500)			2,468,039,258

Other Assets Less Liabilities — 0.8%			19,849,486

Net Assets — 100.0%			$2,487,888,744

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Perpetual security with no stated maturity date.
(i)	Represents or includes a TBA transaction.
(j)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio

Derivative Financial Instruments Outstanding as of Period End

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	140	$27,230	$4,508	$22,722
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	53	10,308	3,911	6,397
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	27	5,251	1,424	3,827
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	11	(4)	2	(6)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	28	(9)	(18)	9
CMBX.NA.6.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	05/11/63	USD	29	6,436	1,659	4,777

							$49,212	$11,486	$37,726

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	5,000	$(243,698)	$(92,784)	$(150,914)
CMBX.NA.9.A	2.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	1,457	(71,013)	(3,458)	(67,555)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	1,213	(235,916)	(138,028)	(97,888)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	500	(97,245)	(92,234)	(5,011)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	1,000	(185,455)	(79,658)	(105,797)
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/59	BBB-	USD	500	(92,727)	(48,044)	(44,683)
CMBX.NA.6.BBB-	3.00	Monthly	Credit Suisse International	05/11/63	BB	USD	29	(6,436)	(2,070)	(4,366)

								$(932,490)	$(456,276)	$(476,214)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$11,504	$(456,294)	$37,732	$(476,220)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$49,236	$—	$—	$—	$—	$49,236

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$—	$932,514	$—	$—	$—	$—	$932,514

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Swaps	$—	$270,881	$—	$—	$—	$—	$270,881

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$(632,882)	$—	$—	$—	$—	$(632,882)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Credit default swaps
Average notional value — buy protection	$366,469
Average notional value — sell protection	$9,951,799

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$49,236	$932,514

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$49,236	$932,514

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$49,236	$932,514

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Citigroup Global Markets, Inc	$27,230	$—	$—	$—	$27,230
Deutsche Bank AG	11	(11)	—	—	—
J.P. Morgan Securities LLC	6,436	—	—	—	6,436
Morgan Stanley & Co. International PLC	15,559	(15,559)	—	—	—

	$49,236	$(15,570)	$—	$—	$33,666

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)
Credit Suisse International	$6,436	$—	$—	$—	$6,436
Deutsche Bank AG	514,122	(11)	—	(490,000)	24,111
Goldman Sachs International	243,698	—	—	—	243,698
Morgan Stanley & Co. International PLC	168,258	(15,559)	—	—	152,699

	$932,514	$(15,570)	$—	$(490,000)	$426,944

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

(c)	Net amount represents the net amount payable from the counterparty in the event of default.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$1,234,460,053	$19,476,606	$1,253,936,659
Corporate Bonds	—	2,339,174	—	2,339,174
Floating Rate Loan Interests	—	—	13,618,019	13,618,019
Non-Agency Mortgage-Backed Securities	—	946,051,741	57,311,741	1,003,363,482
U.S. Government Sponsored Agency Securities	—	64,516,754	—	64,516,754
Short-Term Securities
Money Market Funds	174,769,576	—	—	174,769,576
Liabilities
TBA Sale Commitments	—	(44,504,406)	—	(44,504,406)
Unfunded Floating Rate Loan Interests	—	—	(9,041)	(9,041)

	$174,769,576	$2,202,863,316	$90,397,325	$2,468,030,217

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$37,732	$—	$37,732
Liabilities
Credit Contracts	—	(476,220)	—	(476,220)

	$—	$(438,488)	$—	$(438,488)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

Areconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds		Floating-Rate Loan Interest	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening Balance, as of March 31, 2022	$29,617,397	$—	(a)	$3,990,000	$14,187,936	$47,795,333
Transfers into Level 3(b)	8,918,978	—		10,583,659	21,348,655	40,851,292
Transfers out of Level 3(c)	(15,805,865)	—		—	(852,571)	(16,658,436)
Accrued discounts/premiums	9,832	—		3,140	30,942	43,914
Net realized gain (loss)	206,260	—		—	(564,330)	(358,070)
Net change in unrealized appreciation (depreciation)(d)(e)	(1,267,244)	—		(40,011)	(2,251,921)	(3,559,176)
Purchases	5,780	—		7,282,792	32,753,892	40,042,464
Sales	(2,208,532)	—		(8,201,561)	(7,340,862)	(17,750,955)

Closing Balance, as of September 30, 2022	$19,476,606	$—	(a)	$13,618,019	$57,311,741	$90,406,366

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(e)	$(1,230,396)	$—		$(40,011)	$(2,439,722)	$(3,710,129)

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series A Portfolio

Unfunded Floating-Rate Loan Interest
Liabilities
Opening Balance, as of March 31, 2022	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(d)(e)	(9,041)
Purchases	—
Sales	—

Closing Balance, as of September 30, 2022	$(9,041)

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022(e)	$(9,041)

(a)	Rounds to less than $1.
(b)

As of March 31, 2022, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the fair value hierarchy.

(c)

As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third-party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 2.8%
Boeing Co.
1.17%, 02/04/23	USD	525	$518,514
2.70%, 02/01/27		200	173,467
2.95%, 02/01/30		200	160,787
3.25%, 02/01/35		194	137,013
3.85%, 11/01/48		165	106,797
3.75%, 02/01/50		280	182,344
5.81%, 05/01/50		930	808,162
5.93%, 05/01/60		115	98,372
General Dynamics Corp., 4.25%, 04/01/40		130	113,892
L3Harris Technologies, Inc.
4.40%, 06/15/28		505	474,461
4.40%, 06/15/28		1,680	1,578,403
2.90%, 12/15/29		392	331,085
Northrop Grumman Corp.
7.88%, 03/01/26		1,000	1,084,731
3.20%, 02/01/27		51	47,057
5.25%, 05/01/50		100	95,422
Raytheon Technologies Corp.
3.20%, 03/15/24		1,894	1,851,917
4.13%, 11/16/28		820	766,133
2.38%, 03/15/32		220	172,775
4.50%, 06/01/42		202	172,746
4.15%, 05/15/45		495	396,707
4.35%, 04/15/47		252	209,707
3.13%, 07/01/50		95	63,865
3.03%, 03/15/52		195	127,217

			9,671,574

Air Freight & Logistics — 0.2%
FedEx Corp.
3.10%, 08/05/29		467	401,494
4.10%, 02/01/45		340	246,493
4.55%, 04/01/46		135	106,804

			754,791

Airlines — 1.0%
Air Canada Pass-Through Trust, Series 2017-1,
Class AA, 3.30%, 01/15/30(a)		101	87,151
American Airlines Pass-Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29		605	533,644
Series 2019-1, Class B, 3.85%, 02/15/28		320	258,781
British Airways Pass Through Trust,
Series 2019-1, Class A, 3.35%, 06/15/29(a)		257	214,784
Delta Air Lines, Inc., 3.80%, 04/19/23		880	871,253
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1, Class A, 5.25%, 05/30/23(a)		129	126,905
U.S. Airways Pass-Through Trust,
Series 2013-1, Class A, 3.95%, 11/15/25		441	390,482
United Airlines Pass-Through Trust
Series 2019-2, Class AA, 2.70%, 05/01/32		200	159,813
Series 2020-1, Class A, 5.88%, 10/15/27		847	817,213
Series 2020-1, Class B, 4.88%, 01/15/26		243	226,750

			3,686,776

Auto Components — 0.2%
Aptiv PLC, 3.10%, 12/01/51		395	221,197
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32		485	386,133

			607,330

Automobiles — 2.1%
Daimler Trucks Finance North America LLC, 2.00%, 12/14/26(a)		470	404,450

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Co.
4.75%, 01/15/43	USD	72	$47,706
5.29%, 12/08/46		82	57,810
General Motors Co.
5.40%, 10/02/23		40	40,004
5.60%, 10/15/32		565	504,346
6.25%, 10/02/43		918	797,401
5.20%, 04/01/45		44	33,503
5.95%, 04/01/49		177	147,641
Nissan Motor Acceptance Co. LLC
1.85%, 09/16/26(a)		495	402,023
2.75%, 03/09/28(a)		475	373,919
Nissan Motor Co. Ltd.
3.04%, 09/15/23(a)		2,535	2,464,426
3.52%, 09/17/25(a)		531	488,363
4.35%, 09/17/27(a)		645	555,981
Volkswagen Group of America Finance LLC
0.75%, 11/23/22(a)		665	661,905
1.25%, 11/24/25(a)		330	289,749

			7,269,227

Banks — 16.0%
AIB Group PLC, 4.26%, 04/10/25(a)		1,650	1,581,578
Banco Santander SA, 1.72%, 09/14/27		600	496,365
Bank of America Corp.
1.84%, 02/04/25		2,520	2,394,848
3.37%, 01/23/26		930	881,166
1.32%, 06/19/26		1,836	1,629,629
3.42%, 12/20/28		2,210	1,962,257
3.97%, 03/05/29		212	191,796
3.97%, 02/07/30		900	801,127
2.69%, 04/22/32		2,555	1,994,776
2.97%, 02/04/33		1,150	899,014
4.57%, 04/27/33		430	385,145
5.02%, 07/22/33		90	83,489
4.08%, 04/23/40		185	146,795
2.68%, 06/19/41		565	364,909
4.08%, 03/20/51		405	305,484
2.83%, 10/24/51		35	20,822
Series L, 4.75%, 04/21/45		240	193,438
Series N, 1.66%, 03/11/27		654	566,688
Bank of Ireland Group PLC, 6.25%, 09/16/26(a)		630	616,502
Barclays PLC
3.93%, 05/07/25		485	466,441
5.20%, 05/12/26		800	760,457
5.09%, 06/20/30		1,600	1,390,978
BNP Paribas SA, 4.71%, 01/10/25(a)		1,645	1,619,382
Citigroup, Inc.
1.12%, 01/28/27		80	68,441
4.45%, 09/29/27		1,100	1,018,241
3.89%, 01/10/28		1,260	1,159,720
4.13%, 07/25/28		250	225,527
2.57%, 06/03/31		1,965	1,545,508
2.56%, 05/01/32		295	226,461
3.06%, 01/25/33		800	630,030
4.75%, 05/18/46		20	15,943
Commonwealth Bank of Australia, 3.78%, 03/14/32(a)		515	410,425
Danske Bank A/S
1.17%, 12/08/23(a)		1,340	1,327,599
3.77%, 03/28/25(a)		470	451,987
Discover Bank, 4.68%, 08/09/28		300	287,673
HSBC Holdings PLC
2.63%, 11/07/25		510	473,512

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
HSBC Holdings PLC
4.18%, 12/09/25	USD	1,345	$1,286,677
4.30%, 03/08/26		280	268,261
2.80%, 05/24/32		630	462,899
Huntington National Bank, 4.55%, 05/17/28		1,010	972,128
Intesa Sanpaolo SpA
3.38%, 01/12/23(a)		1,200	1,193,304
5.02%, 06/26/24(a)		416	387,884
JPMorgan Chase & Co.
2.01%, 03/13/26		885	810,480
2.08%, 04/22/26		860	783,536
3.96%, 01/29/27		345	325,536
1.04%, 02/04/27		750	637,302
3.78%, 02/01/28		670	614,279
2.18%, 06/01/28		864	734,830
4.01%, 04/23/29		1,215	1,095,455
2.58%, 04/22/32		670	519,351
2.55%, 11/08/32		65	49,323
5.72%, 09/14/33		1,095	1,035,481
3.88%, 07/24/38		765	597,457
3.11%, 04/22/41		330	228,620
2.53%, 11/19/41		1,040	649,257
3.16%, 04/22/42		300	205,402
4.95%, 06/01/45		350	291,954
Lloyds Banking Group PLC
4.45%, 05/08/25		300	289,717
4.58%, 12/10/25		1,975	1,863,191
2.44%, 02/05/26		200	183,753
1.63%, 05/11/27		500	424,724
Mitsubishi UFJ Financial Group, Inc.
3.20%, 07/18/29		300	253,146
2.05%, 07/17/30		850	647,856
NatWest Group PLC
2.36%, 05/22/24		410	400,368
3.03%, 11/28/35		535	379,082
Nordea Bank Abp, 1.50%, 09/30/26(a)		1,500	1,278,433
PNC Financial Services Group, Inc., 3.45%, 04/23/29		244	218,321
Santander UK Group Holdings PLC
1.67%, 06/14/27		670	557,016
3.82%, 11/03/28		472	405,452
Santander UK PLC, 5.00%, 11/07/23(a)		617	610,491
Standard Chartered PLC
1.32%, 10/14/23(a)		510	509,490
1.82%, 11/23/25(a)		490	444,423
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25		520	486,989
0.95%, 01/12/26		400	346,389
3.54%, 01/17/28		700	632,538
3.04%, 07/16/29		250	209,898
Toronto-Dominion Bank, 3.77%, 06/06/25		1,035	1,000,045
Wells Fargo & Co.
3.91%, 04/25/26		1,235	1,180,620
3.58%, 05/22/28		1,510	1,365,727
2.88%, 10/30/30		160	131,462
5.61%, 01/15/44		327	294,045
4.40%, 06/14/46		685	522,176
4.75%, 12/07/46		289	231,110
5.01%, 04/04/51		245	211,478
Westpac Banking Corp.
2.67%, 11/15/35		310	228,043
3.13%, 11/18/41		230	147,104

			56,196,656

Security		Par (000)	Value

Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc., 4.90%, 02/01/46 .	USD	310	$269,415
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28		280	265,988
4.75%, 01/23/29		44	42,863
4.95%, 01/15/42		95	84,771
4.60%, 04/15/48		120	99,376
4.44%, 10/06/48		535	434,005
5.55%, 01/23/49		624	586,866
4.50%, 06/01/50		500	412,015
4.75%, 04/15/58		980	804,263
5.80%, 01/23/59		279	266,367
4.60%, 06/01/60		105	82,774
JDE Peet’s NV, 1.38%, 01/15/27(a)		1,100	908,842
Keurig Dr Pepper, Inc., 4.50%, 04/15/52		185	145,856

			4,403,401

Biotechnology — 1.8%
AbbVie, Inc.
2.85%, 05/14/23		1,000	989,059
3.80%, 03/15/25		1,215	1,176,733
3.60%, 05/14/25		740	710,303
2.95%, 11/21/26		230	210,716
3.20%, 11/21/29		120	105,057
4.05%, 11/21/39		200	160,883
4.40%, 11/06/42		495	411,074
4.70%, 05/14/45		50	42,291
4.45%, 05/14/46		633	514,437
4.88%, 11/14/48		605	531,957
Amgen, Inc.
2.30%, 02/25/31		200	159,055
3.38%, 02/21/50		5	3,403
3.00%, 01/15/52		425	265,674
4.20%, 02/22/52		215	168,538
4.40%, 02/22/62		315	246,100
Gilead Sciences, Inc.
4.50%, 02/01/45		373	308,592
4.75%, 03/01/46		171	148,824
4.15%, 03/01/47		225	178,585

			6,331,281

Capital Markets — 6.1%
Bank of New York Mellon Corp., 3.00%, 10/30/28		80	69,652
Blackstone Private Credit Fund
4.70%, 03/24/25		690	653,034
3.25%, 03/15/27		490	405,646
CME Group, Inc., 5.30%, 09/15/43		14	13,906
Credit Agricole SA, 3.75%, 04/24/23(a)		275	272,981
Credit Suisse Group AG, 3.80%, 06/09/23		547	538,268
Deutsche Bank AG
2.22%, 09/18/24		1,930	1,838,185
1.45%, 04/01/25		190	174,803
2.13%, 11/24/26		385	326,896
Goldman Sachs Group, Inc.
4.48%, 08/23/28		2,035	1,909,841
3.81%, 04/23/29		195	172,887
2.60%, 02/07/30		500	403,188
1.99%, 01/27/32		1,625	1,201,381
2.62%, 04/22/32		830	643,356
2.38%, 07/21/32		500	376,993
3.10%, 02/24/33		2,660	2,112,717
5.15%, 05/22/45		320	267,020
Series VAR, 1.09%, 12/09/26		200	172,585
Intercontinental Exchange, Inc.
4.60%, 03/15/33		345	321,336

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Intercontinental Exchange, Inc.
4.25%, 09/21/48	USD	70	$57,107
Morgan Stanley
3.62%, 04/17/25		855	830,345
2.19%, 04/28/26		1,430	1,311,706
4.68%, 07/17/26		1,520	1,480,058
3.95%, 04/23/27		448	416,319
1.59%, 05/04/27		1,390	1,201,079
1.51%, 07/20/27		735	625,989
3.77%, 01/24/29		300	269,803
2.70%, 01/22/31		470	381,062
3.62%, 04/01/31		30	25,927
2.94%, 01/21/33		390	308,320
4.46%, 04/22/39		156	131,949
3.22%, 04/22/42		965	672,533
4.30%, 01/27/45		605	478,881
Nomura Holdings, Inc., 2.61%, 07/14/31		505	374,451
Northern Trust Corp., 3.95%, 10/30/25		69	67,363
UBS Group AG, 1.01%, 07/30/24(a)		975	940,681

			21,448,248

Chemicals — 0.7%
Celanese U.S. Holdings LLC, 5.90%, 07/05/24		1,100	1,084,753
DuPont de Nemours, Inc., 5.32%, 11/15/38		290	262,930
Eastman Chemical Co., 4.80%, 09/01/42		135	108,875
Ecolab, Inc., 2.70%, 12/15/51		430	273,793
International Flavors & Fragrances, Inc., 1.23%, 10/01/25(a)		300	262,899
LYB International Finance BV, 4.88%, 03/15/44		172	139,861
LYB International Finance III LLC, 4.20%, 10/15/49		146	104,766
Sherwin-Williams Co.
3.45%, 08/01/25		34	32,348
2.30%, 05/15/30		150	119,809
4.50%, 06/01/47		49	39,721

			2,429,755

Commercial Services & Supplies — 0.2%
GATX Corp., 4.35%, 02/15/24		510	503,526
Republic Services, Inc.
0.88%, 11/15/25		40	35,160
2.38%, 03/15/33		35	26,851
Waste Management, Inc., 1.50%, 03/15/31		15	11,372

			576,909

Communications Equipment — 0.5%
Motorola Solutions, Inc.
4.60%, 05/23/29		1,190	1,095,817
2.30%, 11/15/30		260	195,363
2.75%, 05/24/31		760	580,028

			1,871,208

Consumer Finance — 3.7%
Ally Financial, Inc., 5.75%, 11/20/25		1,023	992,203
American Express Co., 3.95%, 08/01/25		1,300	1,259,125
American Honda Finance Corp.
1.00%, 09/10/25		545	488,051
1.30%, 09/09/26		800	696,720
Capital One Financial Corp.
2.64%, 03/03/26		1,295	1,203,252
3.75%, 07/28/26		173	159,945
3.80%, 01/31/28		425	384,050
2.62%, 11/02/32		275	205,798
Ford Motor Credit Co. LLC, 5.11%, 05/03/29		320	277,664
General Motors Financial Co., Inc.
5.10%, 01/17/24		81	80,705

Security		Par (000)	Value

Consumer Finance (continued)
General Motors Financial Co., Inc.
2.90%, 02/26/25	USD	542	$506,395
4.35%, 04/09/25		1,240	1,197,339
Hyundai Capital America
0.80%, 01/08/24(a)		3,050	2,869,320
1.00%, 09/17/24(a)		940	858,718
1.80%, 10/15/25(a)		310	275,702
Sodexo, Inc., 1.63%, 04/16/26(a)		575	502,557
Toyota Motor Credit Corp.
1.15%, 08/13/27		390	326,309
2.15%, 02/13/30		635	521,426

			12,805,279

Containers & Packaging — 0.6%
Berry Global, Inc., 1.57%, 01/15/26		1,175	1,024,395
WRKCo, Inc.
3.90%, 06/01/28		710	652,185
3.00%, 06/15/33		775	599,636

			2,276,216

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 09/15/23		1,100	1,084,160
6.50%, 07/15/25		275	274,504
4.45%, 04/03/26		399	372,227
3.30%, 01/30/32		265	199,298
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		1,205	975,882
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		495	443,481

			3,349,552

Diversified Telecommunication Services — 2.9%
AT&T Inc.
4.35%, 03/01/29		50	46,746
4.50%, 05/15/35		2,530	2,191,166
3.50%, 06/01/41		430	309,721
3.65%, 06/01/51		220	148,622
NTT Finance Corp., 1.16%, 04/03/26(a)		1,695	1,480,590
Telefonica Emisiones SAU
4.10%, 03/08/27		300	277,565
4.90%, 03/06/48		360	262,152
Verizon Communications, Inc.
3.88%, 02/08/29		250	228,220
4.02%, 12/03/29		150	136,226
1.50%, 09/18/30		810	608,914
2.36%, 03/15/32		1,966	1,507,580
5.85%, 09/15/35		690	692,234
5.25%, 03/16/37		450	420,252
4.81%, 03/15/39		380	334,467
2.65%, 11/20/40		1,050	684,344
3.40%, 03/22/41		290	211,743
2.85%, 09/03/41		350	233,366
3.85%, 11/01/42		410	314,294
3.70%, 03/22/61		128	86,897

			10,175,099

Electric Utilities — 7.2%
AES Corp.
1.38%, 01/15/26		980	844,185
3.95%, 07/15/30(a)		130	111,319
2.45%, 01/15/31		420	321,303
Alabama Power Co., 3.94%, 09/01/32		595	537,245
Baltimore Gas & Electric Co.
3.50%, 08/15/46		200	147,297

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities (continued)
Baltimore Gas & Electric Co.
3.20%, 09/15/49	USD	250	$172,478
2.90%, 06/15/50		20	12,985
Berkshire Hathaway Energy Co., 4.60%, 05/01/53(a)		200	168,394
Colbun SA, 3.15%, 01/19/32(a)		615	468,668
Duke Energy Carolinas LLC
2.85%, 03/15/32		30	24,842
3.95%, 03/15/48		200	157,340
3.20%, 08/15/49		331	227,676
Duke Energy Florida LLC
2.50%, 12/01/29		1,335	1,128,340
4.20%, 07/15/48		260	213,616
Duke Energy Progress LLC
6.30%, 04/01/38		48	50,579
4.10%, 03/15/43		100	82,024
4.15%, 12/01/44		10	8,064
3.70%, 10/15/46		70	52,787
3.60%, 09/15/47		400	300,577
Emera U.S. Finance LP, 0.83%, 06/15/24		420	389,118
Enel Finance International NV, 1.38%, 07/12/26(a)		1,145	967,322
Exelon Corp.
4.05%, 04/15/30		280	253,780
4.70%, 04/15/50		75	62,722
FirstEnergy Corp., Series B, 4.40%, 07/15/27		150	139,182
FirstEnergy Transmission LLC, 4.35%, 01/15/25(a)		900	867,750
Florida Power & Light Co.
5.95%, 02/01/38		650	673,740
2.88%, 12/04/51		167	110,072
Georgia Power Co., 4.70%, 05/15/32		925	866,288
Interstate Power & Light Co., 3.25%, 12/01/24		350	337,917
MidAmerican Energy Co.
3.65%, 04/15/29		700	645,426
4.25%, 07/15/49		575	478,470
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(a)		375	347,313
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/28		850	703,614
Northern States Power Co., 2.60%, 06/01/51		300	186,543
NRG Energy, Inc., 2.45%, 12/02/27(a)		430	352,018
Ohio Power Co.
4.00%, 06/01/49		225	172,796
Series D, 6.60%, 03/01/33		675	715,815
Series Q, 1.63%, 01/15/31		165	124,069
Series R, 2.90%, 10/01/51		150	93,748
Oncor Electric Delivery Co. LLC
3.70%, 11/15/28		370	343,084
5.30%, 06/01/42		143	138,059
3.75%, 04/01/45		350	273,207
4.10%, 11/15/48		100	82,440
3.80%, 06/01/49		200	157,040
3.10%, 09/15/49		200	138,307
5.35%, 10/01/52		242	234,978
Pacific Gas & Electric Co.
4.25%, 08/01/23		250	248,035
3.45%, 07/01/25		975	906,880
3.30%, 12/01/27		565	475,981
4.45%, 04/15/42		45	31,712
4.00%, 12/01/46		136	86,629
4.95%, 07/01/50		578	423,054
5.25%, 03/01/52		370	279,490
PacifiCorp., 2.90%, 06/15/52		330	211,160
PECO Energy Co., 2.85%, 09/15/51		55	35,403

Security		Par (000)	Value

Electric Utilities (continued)
Progress Energy, Inc., 7.75%, 03/01/31	USD	400	$442,405
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/51		416	262,853
Public Service Electric and Gas Co., 2.05%, 08/01/50		79	42,848
San Diego Gas & Electric Co., Series WWW, 2.95%, 08/15/51		210	136,417
Southern California Edison Co.
1.10%, 04/01/24		1,135	1,069,386
4.00%, 04/01/47		148	107,829
3.45%, 02/01/52		200	134,497
Series 20A, 2.95%, 02/01/51		175	106,510
Series B, 4.88%, 03/01/49		222	185,541
Series E, 3.70%, 08/01/25		100	96,154
Series E, 5.45%, 06/01/52		430	383,510
Series H, 3.65%, 06/01/51		280	194,910
Series J, 0.70%, 08/01/23		1,150	1,112,096
Southern Co., 4.48%, 08/01/24(b)		1,135	1,120,726
Tampa Electric Co.
4.30%, 06/15/48		182	151,610
3.45%, 03/15/51		170	119,333
Vistra Operations Co. LLC
3.55%, 07/15/24(a)		350	333,491
5.13%, 05/13/25(a)		1,325	1,282,799
Wisconsin Electric Power Co., 2.05%, 12/15/24		291	274,876

			25,140,672

Electrical Equipment — 0.0%
Carrier Global Corp., 2.24%, 02/15/25		51	47,655

Energy Equipment & Services — 0.1%
Halliburton Co.
3.80%, 11/15/25		30	28,893
2.92%, 03/01/30		460	382,854
5.00%, 11/15/45		100	83,038

			494,785

Equity Real Estate Investment Trusts (REITs) — 4.1%
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/26		365	347,003
2.75%, 12/15/29		67	55,466
4.90%, 12/15/30		935	884,436
2.00%, 05/18/32		45	33,069
1.88%, 02/01/33		355	249,505
4.85%, 04/15/49		65	54,430
American Tower Corp.
3.50%, 01/31/23		1,130	1,126,462
5.00%, 02/15/24		1,790	1,789,001
3.38%, 05/15/24		23	22,393
3.95%, 03/15/29		215	191,766
3.80%, 08/15/29		200	175,444
2.90%, 01/15/30		500	411,004
2.10%, 06/15/30		355	271,925
2.70%, 04/15/31		760	596,379
Boston Properties LP
4.50%, 12/01/28		400	368,082
2.45%, 10/01/33		10	7,039
Camden Property Trust, 2.80%, 05/15/30		120	100,729
Crown Castle, Inc.
1.35%, 07/15/25		160	143,583
3.80%, 02/15/28		250	226,204
4.30%, 02/15/29		55	50,450
3.10%, 11/15/29		260	218,503
2.25%, 01/15/31		350	267,258
2.10%, 04/01/31		100	74,945

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle, Inc.
2.50%, 07/15/31	USD	445	$342,912
2.90%, 04/01/41		480	311,640
4.15%, 07/01/50		30	22,262
Duke Realty LP, 2.88%, 11/15/29		192	163,501
Equinix, Inc.
2.90%, 11/18/26		671	601,945
3.20%, 11/18/29		100	84,538
3.90%, 04/15/32		515	437,475
3.00%, 07/15/50		160	98,034
2.95%, 09/15/51		195	116,800
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/30		1,300	1,085,681
Healthpeak Properties, Inc., 3.00%, 01/15/30		229	191,410
Kimco Realty Corp., 4.60%, 02/01/33		575	519,173
Mid-America Apartments LP
3.60%, 06/01/27		23	21,340
1.70%, 02/15/31		120	90,638
Prologis LP, 2.25%, 04/15/30		360	294,055
Realty Income Corp.
3.95%, 08/15/27		395	370,943
2.20%, 06/15/28		225	189,536
3.25%, 06/15/29		119	104,456
2.85%, 12/15/32		120	96,054
Regency Centers LP, 4.13%, 03/15/28		250	229,579
Simon Property Group LP, 3.80%, 07/15/50		430	301,382
UDR, Inc.
3.00%, 08/15/31		64	50,956
2.10%, 08/01/32		70	50,545
Ventas Realty LP, 3.00%, 01/15/30		355	294,750
VICI Properties LP, 5.13%, 05/15/32		670	593,888

			14,328,569

Food & Staples Retailing — 1.2%
7-Eleven, Inc.
0.80%, 02/10/24(a)		525	496,290
0.95%, 02/10/26(a)		755	651,138
CVS Health Corp.
1.30%, 08/21/27		585	487,381
4.30%, 03/25/28		455	429,136
1.88%, 02/28/31		765	582,720
5.30%, 12/05/43		200	180,350
5.13%, 07/20/45		496	434,328
5.05%, 03/25/48		867	763,534
Walmart, Inc., 2.65%, 09/22/51		210	140,893

			4,165,770

Food Products — 0.4%
General Mills, Inc., 3.00%, 02/01/51		2	1,298
Kraft Heinz Foods Co.
3.00%, 06/01/26		507	467,479
4.38%, 06/01/46		500	388,699
4.88%, 10/01/49		470	387,367

			1,244,843

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories
3.75%, 11/30/26		241	233,735
4.75%, 11/30/36		220	214,581
4.75%, 04/15/43		117	108,821
Becton Dickinson and Co.
3.73%, 12/15/24		48	46,354
3.70%, 06/06/27		1,719	1,599,691
4.67%, 06/06/47		410	352,002

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson and Co. 3.79%, 05/20/50	USD	108	$80,778
Thermo Fisher Scientific, Inc., 2.00%, 10/15/31		950	748,862

			3,384,824

Health Care Providers & Services — 1.8%
Aetna, Inc.
2.80%, 06/15/23		350	345,492
3.50%, 11/15/24		656	637,424
3.88%, 08/15/47		173	127,306
Banner Health, 2.91%, 01/01/42		183	130,278
Cigna Corp., 4.13%, 11/15/25		40	38,849
CommonSpirit Health
3.35%, 10/01/29		450	380,951
2.78%, 10/01/30		139	110,934
3.91%, 10/01/50		340	241,822
Elevance Health, Inc.
2.38%, 01/15/25		35	33,031
2.25%, 05/15/30		294	237,164
4.65%, 01/15/43		47	40,542
5.10%, 01/15/44		298	270,353
3.13%, 05/15/50		90	59,530
HCA, Inc.
5.50%, 06/15/47		725	612,476
5.25%, 06/15/49		560	455,362
3.50%, 07/15/51		440	272,435
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52		251	196,653
Humana, Inc., 2.15%, 02/03/32		60	45,593
Sutter Health
Series 20A, 2.29%, 08/15/30		388	312,664
Series 20A, 3.36%, 08/15/50		177	122,781
UnitedHealth Group, Inc.
2.30%, 05/15/31		375	301,683
3.50%, 08/15/39		324	254,555
2.75%, 05/15/40		215	150,541
5.70%, 10/15/40		155	155,802
4.63%, 11/15/41		370	329,975
4.75%, 07/15/45		382	338,300
4.25%, 06/15/48		40	33,131
3.70%, 08/15/49		150	113,501
3.25%, 05/15/51		95	65,921
3.88%, 08/15/59		41	30,518

			6,445,567

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc., 2.20%, 03/01/32		655	487,414
Siemens Financieringsmaatschappij NV
0.65%, 03/11/24(a)		820	772,358
2.88%, 03/11/41(a)		545	384,563

			1,644,335

Insurance — 1.3%
Allstate Corp., Series B, 5.75%, 08/15/53		788	725,368
American International Group, Inc., 4.80%, 07/10/45		317	269,686
Aon Corp., 2.80%, 05/15/30		305	252,875
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31		400	299,696
2.60%, 12/02/31		290	226,743
Aon Global Ltd., 4.00%, 11/27/23		1,760	1,747,916
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52		20	15,281
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26		200	193,330
2.25%, 11/15/30		265	210,268
2.38%, 12/15/31		175	137,512

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
MetLife, Inc., 5.00%, 07/15/52	USD	145	$132,176
Progressive Corp., 3.00%, 03/15/32		175	145,772
Prudential Financial, Inc., 4.35%, 02/25/50		116	95,609
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39(a)		90	98,000
3.30%, 05/15/50(a)		265	180,649

			4,730,881

Interactive Media & Services — 0.7%
Alphabet, Inc.
1.90%, 08/15/40		535	343,411
2.05%, 08/15/50		130	76,390
Meta Platforms, Inc.
3.85%, 08/15/32(a)		685	602,202
4.45%, 08/15/52(a)		280	228,503
Netflix, Inc., 4.88%, 04/15/28		905	847,003
Tencent Holdings Ltd., 3.84%, 04/22/51(a)		440	295,905

			2,393,414

Internet & Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd., 4.20%, 12/06/47		200	143,537
Amazon.com, Inc.
3.15%, 08/22/27		1,505	1,402,476
4.05%, 08/22/47		295	249,119
3.10%, 05/12/51		93	65,107
3.95%, 04/13/52		115	94,325
2.70%, 06/03/60		150	88,491
3.25%, 05/12/61		400	269,142
4.10%, 04/13/62		235	187,368

			2,499,565

IT Services — 1.1%
Fiserv, Inc.
2.75%, 07/01/24		170	163,053
3.85%, 06/01/25		450	432,012
4.40%, 07/01/49		156	120,993
Global Payments, Inc.
1.20%, 03/01/26		1,220	1,049,987
3.20%, 08/15/29		695	579,090
2.90%, 05/15/30		350	278,994
4.15%, 08/15/49		70	47,997
5.95%, 08/15/52		135	118,940
Mastercard, Inc.
3.35%, 03/26/30		70	63,093
3.65%, 06/01/49		30	23,398
PayPal Holdings, Inc.
1.65%, 06/01/25		685	630,559
4.40%, 06/01/32		230	214,368
3.25%, 06/01/50		15	10,144
S&P Global, Inc., 3.25%, 12/01/49		80	56,138

			3,788,766

Media — 2.0%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.38%, 10/23/35		255	233,851
6.48%, 10/23/45		1,260	1,109,540
5.75%, 04/01/48		400	322,844
5.13%, 07/01/49		519	380,446
4.80%, 03/01/50		625	450,868
3.85%, 04/01/61		50	29,190
Comcast Corp.
2.35%, 01/15/27		400	358,708
4.15%, 10/15/28		185	174,726
3.25%, 11/01/39		480	352,545

Security		Par (000)	Value

Media (continued)
Comcast Corp.
3.75%, 04/01/40	USD	430	$338,029
4.60%, 08/15/45		254	212,021
3.40%, 07/15/46		490	345,747
3.97%, 11/01/47		314	240,086
4.00%, 03/01/48		430	330,939
4.00%, 11/01/49		600	459,759
2.89%, 11/01/51		410	256,755
2.94%, 11/01/56		709	423,184
2.65%, 08/15/62		100	53,897
Discovery Communications LLC
2.95%, 03/20/23		182	180,403
3.80%, 03/13/24		100	97,615
Interpublic Group of Cos., Inc.
4.75%, 03/30/30		3	2,742
3.38%, 03/01/41		95	62,841
NBCUniversal Media LLC, 4.45%, 01/15/43		80	66,413
Time Warner Cable LLC, 4.50%, 09/15/42		137	94,586
TWDC Enterprises 18 Corp., 4.13%, 06/01/44		65	53,166
Walt Disney Co.
3.50%, 05/13/40		216	166,805
3.60%, 01/13/51		50	37,060
Warnermedia Holdings, Inc., 5.14%, 03/15/52(a)		200	145,364

			6,980,130

Metals & Mining — 0.4%
Glencore Funding LLC, 2.63%, 09/23/31(a)		1,170	876,920
Newmont Corp.
2.80%, 10/01/29		30	24,834
2.25%, 10/01/30		100	77,355
Nucor Corp., 2.98%, 12/15/55		13	7,684
Steel Dynamics, Inc.
2.40%, 06/15/25		70	64,717
1.65%, 10/15/27		380	310,742
3.25%, 10/15/50		180	109,839

			1,472,091

Multi-Utilities — 1.4%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)		510	503,518
CenterPoint Energy Houston Electric LLC, Series AG,
3.00%, 03/01/32		165	139,638
CMS Energy Corp., 3.00%, 05/15/26		310	286,081
Consumers Energy Co.
3.60%, 08/15/32		280	249,686
2.50%, 05/01/60		425	234,400
Dominion Energy, Inc.
3.90%, 10/01/25		650	624,237
Series C, 3.38%, 04/01/30		200	171,995
NiSource, Inc.
0.95%, 08/15/25		250	221,897
5.25%, 02/15/43		55	49,186
4.38%, 05/15/47		214	169,739
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50		50	33,152
Sempra Energy
3.40%, 02/01/28		1,520	1,374,386
3.70%, 04/01/29		225	200,950
Virginia Electric & Power Co.
4.00%, 01/15/43		160	125,580
4.60%, 12/01/48		40	34,561
3.30%, 12/01/49		191	133,942
Series B, 6.00%, 01/15/36		436	440,338

			4,993,286

S C H E D U L E S O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels — 8.5%
Atmos Energy Corp., 2.85%, 02/15/52	USD	215	$135,900
BP Capital Markets America, Inc.
3.59%, 04/14/27		250	234,132
1.75%, 08/10/30		95	73,839
3.06%, 06/17/41		960	684,492
3.38%, 02/08/61		55	35,836
Cameron LNG LLC, 3.30%, 01/15/35(a)		420	330,327
Cenovus Energy, Inc., 3.75%, 02/15/52		255	172,796
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25		2,010	2,018,040
ConocoPhillips Co., 3.80%, 03/15/52		225	171,930
DCP Midstream Operating LP, 3.25%, 02/15/32		389	307,511
Devon Energy Corp.
5.25%, 10/15/27		75	75,143
4.50%, 01/15/30		270	245,757
4.75%, 05/15/42		260	211,724
Diamondback Energy, Inc.
3.50%, 12/01/29		1,540	1,329,233
4.25%, 03/15/52		160	116,805
Enbridge, Inc.
(SOFR + 0.40%), 3.09%, 02/17/23(c)		340	339,250
4.00%, 10/01/23		2,070	2,051,801
0.55%, 10/04/23		575	549,732
2.50%, 01/15/25		615	577,413
6.25%, 03/01/78		780	700,986
Energy Transfer LP
3.60%, 02/01/23		389	387,343
4.90%, 02/01/24		730	725,961
4.50%, 04/15/24		550	541,336
4.00%, 10/01/27		115	104,294
3.75%, 05/15/30		265	224,392
5.95%, 10/01/43		160	138,619
5.35%, 05/15/45		702	564,625
6.13%, 12/15/45		415	363,940
5.30%, 04/15/47		84	67,011
5.40%, 10/01/47		880	712,514
6.00%, 06/15/48		82	70,847
6.25%, 04/15/49		455	403,643
Series 5Y, 4.20%, 09/15/23		1,186	1,173,239
Enterprise Products Operating LLC
5.95%, 02/01/41		196	187,553
5.70%, 02/15/42		114	105,772
4.45%, 02/15/43		594	477,129
4.25%, 02/15/48		129	99,486
4.80%, 02/01/49		406	334,070
4.20%, 01/31/50		575	439,076
EQT Corp., 5.70%, 04/01/28		190	186,266
Hess Corp.
4.30%, 04/01/27		350	329,253
5.60%, 02/15/41		642	561,476
5.80%, 04/01/47		396	353,646
HF Sinclair Corp., 2.63%, 10/01/23(a)		640	619,409
Kinder Morgan Energy Partners LP
7.30%, 08/15/33		290	301,612
6.95%, 01/15/38		100	99,430
4.70%, 11/01/42		150	117,143
5.00%, 03/01/43		150	119,969
Kinder Morgan, Inc.
3.15%, 01/15/23		2,295	2,284,305
5.55%, 06/01/45		250	217,800
5.05%, 02/15/46		350	285,889

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.
4.40%, 07/15/27	USD	544	$507,927
5.20%, 06/01/45		60	50,218
Marathon Petroleum Corp., 4.75%, 09/15/44		151	121,128
MPLX LP
1.75%, 03/01/26		655	573,113
4.13%, 03/01/27		640	596,932
4.25%, 12/01/27		70	65,168
4.95%, 03/14/52		810	633,883
Phillips 66, 3.30%, 03/15/52		380	248,757
Pioneer Natural Resources Co.
0.55%, 05/15/23		580	565,941
1.13%, 01/15/26		255	222,939
1.90%, 08/15/30		370	282,882
2.15%, 01/15/31		195	150,208
Plains All American Pipeline LP/PAA Finance Corp., 4.30%, 01/31/43		250	168,144
Sabine Pass Liquefaction LLC
5.75%, 05/15/24		960	963,515
4.20%, 03/15/28		105	95,756
Texas Eastern Transmission LP, 2.80%, 10/15/22(a)		750	749,567
TotalEnergies Capital International SA, 3.13%, 05/29/50		5	3,453
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28		265	243,052
Valero Energy Corp., 4.00%, 06/01/52		120	86,583
Williams Cos., Inc., 3.75%, 06/15/27		580	535,002

			29,823,863

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 5.50%, 04/30/49(a)		270	197,319

Pharmaceuticals — 1.5%
Astrazeneca Finance LLC, 2.25%, 05/28/31		5	4,063
Bayer U.S. Finance II LLC
3.88%, 12/15/23(a)		1,025	1,005,625
4.25%, 12/15/25(a)		215	205,766
Bristol-Myers Squibb Co.
2.90%, 07/26/24		160	155,176
3.70%, 03/15/52		410	313,830
Merck & Co., Inc.
1.45%, 06/24/30		58	45,355
2.15%, 12/10/31		320	258,090
3.70%, 02/10/45		19	14,911
2.75%, 12/10/51		265	172,591
Pfizer, Inc.
3.45%, 03/15/29		135	124,313
3.90%, 03/15/39		38	32,582
Roche Holdings, Inc., 2.61%, 12/13/51(a)		570	371,643
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23		577	564,283
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23		900	894,187
5.00%, 11/26/28		375	363,011
3.18%, 07/09/50		725	480,965
Wyeth LLC, 5.95%, 04/01/37		103	108,386

			5,114,777

Road & Rail — 1.9%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		350	354,245
4.40%, 03/15/42		235	203,115
4.90%, 04/01/44		265	242,046
3.55%, 02/15/50		140	104,931

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
Burlington Northern Santa Fe LLC 2.88%, 06/15/52	USD	195	$127,348
Canadian National Railway Co., 3.85%, 08/05/32		410	373,781
Canadian Pacific Railway Co.
2.05%, 03/05/30		45	36,075
3.00%, 12/02/41		305	216,012
3.10%, 12/02/51		340	223,193
CSX Corp.
3.25%, 06/01/27		195	179,268
4.25%, 03/15/29		135	127,235
4.10%, 11/15/32		185	168,002
4.30%, 03/01/48		125	102,963
4.75%, 11/15/48		71	62,621
Norfolk Southern Corp.
3.80%, 08/01/28		525	487,516
4.45%, 06/15/45		40	33,304
3.94%, 11/01/47		170	131,872
4.15%, 02/28/48		5	3,999
3.40%, 11/01/49		100	69,972
3.70%, 03/15/53		355	257,706
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/24(a)		60	57,722
4.00%, 07/15/25(a)		2,045	1,949,060
Ryder System, Inc., 2.85%, 03/01/27		510	457,170
Union Pacific Corp.
4.05%, 03/01/46		105	85,654
4.50%, 09/10/48		215	184,428
3.50%, 02/14/53		55	39,831
3.95%, 08/15/59		134	101,612
3.84%, 03/20/60		489	363,104
2.97%, 09/16/62		80	48,430

			6,792,215

Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.
2.95%, 04/01/25		55	52,861
2.80%, 10/01/41		190	134,344
Applied Materials, Inc., 3.30%, 04/01/27		605	567,264
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		23	21,157
Broadcom, Inc.
3.15%, 11/15/25		28	26,282
4.15%, 11/15/30		444	384,302
4.15%, 04/15/32(a)		250	209,087
3.42%, 04/15/33(a)		1,027	783,823
4.93%, 05/15/37(a)		1,489	1,227,787
Intel Corp., 2.80%, 08/12/41		115	77,501
KLA Corp.
4.65%, 11/01/24		12	11,959
4.10%, 03/15/29		589	559,660
5.00%, 03/15/49		355	324,994
3.30%, 03/01/50		155	108,874
Lam Research Corp.
3.75%, 03/15/26		890	853,522
4.88%, 03/15/49		80	73,773
2.88%, 06/15/50		35	22,821
NVIDIA Corp., 3.50%, 04/01/40		340	264,105
NXP BV/NXP Funding LLC, 5.55%, 12/01/28		70	67,606
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.
4.30%, 06/18/29		701	630,681
3.40%, 05/01/30		50	41,864
2.50%, 05/11/31		760	568,480
2.65%, 02/15/32		545	404,935

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc., 4.30%, 05/20/47	USD	415	$351,891
Texas Instruments, Inc., 2.70%, 09/15/51		220	146,047
TSMC Arizona Corp., 4.50%, 04/22/52		485	422,479

			8,338,099

Software — 2.0%
Autodesk, Inc., 2.40%, 12/15/31		930	723,360
Microsoft Corp.
2.53%, 06/01/50		1,475	963,681
2.92%, 03/17/52		404	284,940
Oracle Corp.
3.85%, 07/15/36		114	85,307
5.38%, 07/15/40		800	666,706
3.65%, 03/25/41		208	141,320
4.50%, 07/08/44		300	220,953
4.00%, 07/15/46		172	116,241
4.00%, 11/15/47		1,006	674,070
3.60%, 04/01/50		1,550	969,839
4.38%, 05/15/55		180	123,203
Salesforce, Inc.
2.70%, 07/15/41		315	216,862
2.90%, 07/15/51		240	158,529
3.05%, 07/15/61		125	78,000
VMware, Inc., 2.20%, 08/15/31		1,730	1,259,207
Workday, Inc., 3.80%, 04/01/32		365	316,813

			6,999,031

Specialty Retail — 0.8%
Home Depot, Inc.
4.40%, 03/15/45		215	182,741
4.25%, 04/01/46		335	283,013
3.90%, 06/15/47		40	31,825
4.50%, 12/06/48		240	210,075
3.13%, 12/15/49		150	103,190
3.35%, 04/15/50		200	143,348
Lowe’s Cos., Inc.
5.00%, 04/15/33		270	255,041
3.70%, 04/15/46		485	346,872
4.55%, 04/05/49		199	159,298
5.13%, 04/15/50		315	287,249
3.00%, 10/15/50		260	159,211
4.25%, 04/01/52		415	317,766
5.63%, 04/15/53		230	212,706
4.45%, 04/01/62		220	164,203

			2,856,538

Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc.
2.20%, 09/11/29		25	21,297
3.85%, 05/04/43		131	109,909
4.38%, 05/13/45		650	583,226
4.65%, 02/23/46		400	374,045
3.85%, 08/04/46		430	355,656
3.75%, 09/12/47		200	161,676
2.65%, 02/08/51		515	338,114
2.70%, 08/05/51		405	267,319
3.95%, 08/08/52		360	300,624
HP, Inc., 1.45%, 06/17/26		1,775	1,530,185

			4,042,051

Tobacco — 0.9%
Altria Group, Inc.
4.80%, 02/14/29		190	175,384
2.45%, 02/04/32		115	81,157
4.50%, 05/02/43		75	52,862

S C H E D U L E S O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco (continued)
Altria Group, Inc.
5.95%, 02/14/49	USD	553	$457,872
3.70%, 02/04/51		200	120,736
BAT Capital Corp.
4.70%, 04/02/27		1,200	1,119,681
3.56%, 08/15/27		454	398,690
2.26%, 03/25/28		300	238,619
2.73%, 03/25/31		160	119,074
4.39%, 08/15/37		170	121,277
Reynolds American, Inc.
5.70%, 08/15/35		450	380,565
7.00%, 08/04/41		70	65,312

			3,331,229

Trading Companies & Distributors — 0.9%
Air Lease Corp.
3.38%, 07/01/25		580	540,407
2.88%, 01/15/26		760	680,326
1.88%, 08/15/26		2,305	1,953,440

			3,174,173

Wireless Telecommunication Services — 1.2%
America Movil SAB de CV
3.63%, 04/22/29		250	225,439
4.38%, 04/22/49		525	430,046
Rogers Communications, Inc.
3.80%, 03/15/32(a)		490	423,777
4.30%, 02/15/48		72	54,397
4.35%, 05/01/49		142	108,223
3.70%, 11/15/49		176	120,369
4.55%, 03/15/52(a)		939	748,919
T-Mobile U.S.A., Inc.
3.88%, 04/15/30		133	117,973
3.50%, 04/15/31		633	531,916
2.70%, 03/15/32		631	492,475
4.38%, 04/15/40		495	403,071
3.00%, 02/15/41		165	110,276
4.50%, 04/15/50		65	52,036
3.30%, 02/15/51		265	172,647
Vodafone Group PLC
4.38%, 02/19/43		177	135,397
5.25%, 05/30/48		235	194,587

			4,321,548

Total Corporate Bonds — 86.4% (Cost: $360,118,001)			302,599,298

Foreign Agency Obligations

Mexico — 0.3%
Petroleos Mexicanos
6.88%, 08/04/26		445	399,143
7.69%, 01/23/50		1,025	623,917

			1,023,060

Panama — 0.1%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		560	408,905

Total Foreign Agency Obligations — 0.4% (Cost: $1,976,240)			1,431,965

Foreign Government Obligations

Chile — 0.1%
Republic of Chile, 3.50%, 01/25/50		510	344,027

Security		Par (000)	Value

Indonesia — 0.3%
Republic of Indonesia
4.13%, 01/15/25(a)	USD	350	$342,300
3.50%, 01/11/28		725	661,472

			1,003,772

Israel — 0.1%
State of Israel, 3.88%, 07/03/50		250	200,906

Italy — 0.3%
Republic of Italy, 0.88%, 05/06/24		1,332	1,236,149

Mexico — 0.9%
United Mexican States
4.15%, 03/28/27		1,393	1,331,011
2.66%, 05/24/31		875	671,125
4.75%, 03/08/44		163	124,777
4.60%, 02/10/48		600	436,987
4.40%, 02/12/52		365	251,485
3.77%, 05/24/61		620	366,498

			3,181,883

Panama — 0.1%
Republic of Panama
3.16%, 01/23/30		400	324,700
4.50%, 04/01/56		200	134,037

			458,737

Peru — 0.1%
Republic of Peru, 2.78%, 12/01/60		360	192,893

Poland — 0.0%
Republic of Poland, 3.25%, 04/06/26		190	178,814

Total Foreign Government Obligations — 1.9% (Cost: $8,219,905)			6,797,181

Municipal Bonds

California — 1.2%
City of San Francisco Public Utilities Commission Water Revenue RB, Series A, 3.30%, 11/01/39		495	387,929
Los Angeles Community College District, GO, Refunding, 1.61%, 08/01/28		1,170	999,548
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45		1,075	1,242,100
State of California, GO, 7.63%, 03/01/40		950	1,169,302
University of California, RB, 3.35%, 07/01/29		550	499,015

			4,297,894

Illinois — 0.3%
Chicago O’Hare International Airport RB, 6.40%, 01/01/40		1,000	1,104,916

New Jersey — 0.0%
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42		165	132,512

New York — 0.8%
Metropolitan Transportation Authority, New York RB, 7.34%, 11/15/39		1,125	1,356,514
New York State Dormitory Authority RB, Series F, 3.11%, 02/15/39		590	455,108
Port Authority of New York & New Jersey, RB, 4.46%, 10/01/62		940	812,249

			2,623,871

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Texas — 0.1%
Texas Transportation Commission RB, 2.56%, 04/01/42	USD	210	$149,150

Total Municipal Bonds — 2.4% (Cost: $8,723,214)			8,308,343

Preferred Securities

Capital Trusts — 2.6%

Banks — 1.9%
Citigroup, Inc., 3.88%(d)		1,300	1,072,019
HSBC Holdings PLC
6.00%(d)		520	430,820
6.38%(d)		250	225,237
ING Groep NV, 3.88%(d)		865	562,120
JPMorgan Chase & Co.
Series FF, 5.00%(d)		208	187,564
Series I, (3 mo. LIBOR US + 3.47%), 6.28%(c)(d)		244	243,996
Series S, 6.75%(d)		925	916,607
Lloyds Banking Group PLC, 7.50%(d)		380	346,750
NatWest Group PLC, 6.00%(d)		810	706,725
U.S. Bancorp
3.70%(d)		1,155	871,852
Series J, 5.30%(d)		170	143,200
Wells Fargo & Co., Series U, 5.88%(d)		1,125	1,071,054

			6,777,944

Capital Markets — 0.6%
Charles Schwab Corp.
Series H, 4.00%(d)		298	218,906
Series I, 4.00%(d)		500	410,103
State Street Corp.
Series F, (3 mo. LIBOR US + 3.60%), 6.89%(c)(d)		95	94,122
Series H, 5.63%(d)		735	678,037
UBS Group AG, 4.88%(a)(d)		770	599,638

			2,000,806

Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust
5.63%		359	331,490
Series 16-A, 5.88%		120	111,687

			443,177

Total Preferred Securities — 2.6% (Cost: $10,889,038)			9,221,927

Security		Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 08/15/40	USD	5,435	$3,366,728
2.25%, 05/15/41 - 02/15/52		1,250	937,617
1.75%, 08/15/41		2,025	1,384,515
2.00%, 02/15/50		77	53,104
1.38%, 08/15/50		392	226,746
1.63%, 11/15/50		1,361	845,176
2.38%, 05/15/51		800	598,500
2.88%, 05/15/52		2,350	1,970,695
3.00%, 08/15/52		575	496,207
U.S. Treasury Notes, 2.75%, 08/15/32		2,200	2,011,625

Total U.S. Treasury Obligations — 3.4% (Cost: $15,552,369)			11,890,913

Total Long-Term Investments — 97.1% (Cost: $405,478,767)			340,249,627

		Shares

Short-Term Securities(e)

Money Market Funds — 2.2%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.46%		7,687,642	7,687,642

Total Short-Term Securities — 2.2% (Cost: $7,687,642)			7,687,642

Total Investments — 99.3% (Cost: $413,166,409)			347,937,269

Other Assets Less Liabilities — 0.7%			2,279,592

Net Assets — 100.0%			$350,216,861

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	41	12/20/22	$5,183	$(178,220)
U.S. Treasury Notes (10 Year)	108	12/20/22	12,103	(450,072)
U.S. Ultra Treasury Notes (10 Year)	8	12/20/22	948	(3,382)
U.S. Treasury Notes (5 Year)	157	12/30/22	16,879	(23,235)

				(654,909)

Short Contracts
U.S. Ultra Treasury Bonds	6	12/20/22	822	4,463
U.S. Treasury Notes (2 Year)	2	12/30/22	411	(296)

				4,167

				$(650,742)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,463	$—	$4,463

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$655,205	$—	$655,205

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(2,884,176)	$—	$(2,884,176)
Swaps	—	122,697	—	—	—	—	122,697

	$—	$122,697	$—	$—	$(2,884,176)	$—	$(2,761,479)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(307,748)	$—	$(307,748)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$31,469,035
Average notional value of contracts — short	$1,415,945
Credit default swaps
Average notional value — buy protection	$—(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series C Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$302,599,298	$—	$302,599,298
Foreign Agency Obligations	—	1,431,965	—	1,431,965
Foreign Government Obligations	—	6,797,181	—	6,797,181
Municipal Bonds	—	8,308,343	—	8,308,343
Preferred Securities	—	9,221,927	—	9,221,927
U.S. Treasury Obligations	—	11,890,913	—	11,890,913
Short-Term Securities
Money Market Funds	7,687,642	—	—	7,687,642

	$7,687,642	$340,249,627	$—	$347,937,269

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$4,463	$—	$—	$4,463
Liabilities
Interest Rate Contracts	(655,205)	—	—	(655,205)

	$(650,742)	$—	$—	$(650,742)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alabama — 2.1%
Black Belt Energy Gas District, Refunding RB, Series D1, 4.00%, 07/01/52(a)	USD	645	$634,033
County of Jefferson Sewer Revenue, Refunding RB, Series D, 6.50%, 10/01/53		1,000	1,069,441
Hoover IDB, RB, AMT, 6.38%, 11/01/50(a)		1,295	1,418,221
Southeast Energy Authority Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)		1,785	1,786,277
State of Alabama Docks Department, Refunding RB, AMT, (AGM), Series A, 5.00%, 10/01/35		1,000	1,022,221
Sumter County IDA, RB, AMT, 6.00%, 07/15/52(a)		905	824,053

			6,754,246

American Samoa — 0.1%
American Samoa EDA, RB, Series A, 5.00%, 09/01/38(b)		265	270,664

Arizona — 2.7%
Arizona IDA
RB, 5.00%, 07/01/45(b)		265	244,607
RB, 5.00%, 12/15/49(b)		105	100,580
RB, 7.10%, 01/01/55(b)		920	932,895
RB, 5.00%, 07/01/55(b)		285	255,841
RB, Series B, 5.13%, 07/01/47(b)		195	184,896
Refunding RB, 5.50%, 07/01/52(b)		610	591,396
Refunding RB, Series A, 5.00%, 07/01/26(b)		225	225,097
Refunding RB, Series A, 5.13%, 07/01/37(b)		605	597,706
Refunding RB, Series G, 5.00%, 07/01/47(b)		185	175,651
City of Phoenix IDA
RB, 5.00%, 07/01/46(b)		570	526,403
RB, 5.00%, 07/01/59		880	773,885
Refunding RB, Series A, 5.00%, 07/01/35(b)		45	44,228
County of Pima IDA
RB, 5.13%, 07/01/39		145	134,840
RB, 5.25%, 07/01/49		180	159,961
Refunding RB, 4.00%, 06/15/51(b)		810	619,285
Refunding RB, 5.00%, 07/01/56(b)		295	268,217
Refunding RB, 4.00%, 06/15/57(b)		625	464,324
La Paz County IDA, RB, 5.88%, 06/15/48(b)		285	254,513
Maricopa County IDA
RB, 5.25%, 10/01/40(b)		280	275,817
RB, 5.50%, 10/01/51(b)		280	274,048
RB, AMT, 4.00%, 10/15/47(b)		1,270	976,140
Refunding RB, Series A, 4.13%, 09/01/38		230	212,343
Salt Verde Financial Corp., RB, 5.00%, 12/01/37		500	493,293

			8,785,966

Arkansas — 1.9%
Arkansas Development Finance Authority
RB, AMT, 4.50%, 09/01/49(b)		2,845	2,311,888
RB, AMT, 4.75%, 09/01/49(b)		3,150	2,663,786
RB, AMT, 5.45%, 09/01/52(b)		990	903,580
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42		250	250,137

			6,129,391

California — 5.7%
California Community Housing Agency
RB, Series A, 5.00%, 04/01/49(b)		165	137,715
RB, Series A-2, 4.00%, 08/01/47(b)		1,055	735,342
California HFA
RB, Series 2021-1, Class A, 3.50%, 11/20/35		964	832,396
RB, Series 2021-3, Class A, 3.25%, 08/20/36		968	828,430

Security		Par (000)	Value

California (continued)
California Municipal Finance Authority RB, 5.63%, 07/01/44(b)	USD	150	$149,515
Refunding RB, Series B, 5.00%, 01/01/37		630	645,410
California Public Finance Authority, RB, 6.25%, 07/01/54(b)		1,100	1,190,126
California School Finance Authority
RB, Series A, 6.75%, 11/01/45(b)		250	253,281
Refunding RB, 5.00%, 07/01/51(b)		300	281,224
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44(b)		250	222,315
California Statewide Financing Authority
RB, 6.00%, 05/01/43		315	315,073
RB, 6.00%, 05/01/43		85	85,020
City of Irvine, Special Tax Bonds, 5.00%, 09/01/44		250	250,570
City of Los Angeles Department of Airports, RB, AMT, 5.25%, 05/15/47		1,500	1,549,487
City of Roseville, Special Tax Bonds, 5.00%, 09/01/44		500	499,446
CMFA Special Finance Agency, RB, Series A-1, 3.00%, 12/01/56(b)		100	62,037
CMFA Special Finance Agency I, RB, Series A-2, 4.00%, 04/01/56(b)		2,250	1,718,302
CMFA Special Finance Agency VIII, RB, Series A-1, 3.00%, 08/01/56(b)		645	415,356
CSCDA Community Improvement Authority
RB, 2.80%, 03/01/47(b)		315	222,941
RB, 3.00%, 06/01/47(b)		325	231,741
RB, 3.13%, 07/01/56(b)		695	431,249
RB, 3.25%, 07/01/56(b)		235	141,947
RB, 4.00%, 07/01/56(b)		720	507,111
RB, 4.00%, 07/01/56(b)		205	146,851
RB, 4.00%, 10/01/56(b)		155	118,442
RB, 4.00%, 12/01/56(b)		1,850	1,201,308
RB, 4.00%, 03/01/57(b)		505	327,501
RB, 3.25%, 05/01/57(b)		350	230,213
RB, 4.00%, 06/01/57(b)		300	204,794
RB, 4.00%, 07/01/58(b)		300	188,247
RB, 4.00%, 07/01/58(b)		265	174,283
RB, 4.00%, 12/01/59(b)		435	279,073
RB, 4.00%, 12/01/59(b)		1,080	703,457
RB, Series A, 3.00%, 09/01/56(b)		1,090	677,764
Golden State Tobacco Securitization Corp., Refunding RB, Series B-2, 0.00%, 06/01/66(c)		10,815	940,696
Hastings Campus Housing Finance Authority, RB, Series A, 0.00%, 07/01/61(b)(c)		1,045	380,916
Riverside County Transportation Commission
Refunding RB, 4.00%, 06/01/47		265	219,967
Refunding RB, 3.00%, 06/01/49		180	116,990
San Diego County Regional Airport Authority, RB, AMT, Series B, 4.00%, 07/01/56		535	433,718
San Francisco City & County Redevelopment Agency Successor Agency, TA, 0.00%, 08/01/31(b)(c)		580	380,345

			18,430,599

Colorado — 4.2%
Amber Creek Metropolitan District, GO, Refunding, Series A, 5.13%, 12/01/47		1,000	869,910
Arista Metropolitan District, GO, Refunding, 5.00%, 12/01/38		500	457,837
Aurora Crossroads Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/50		500	421,803
Aviation Station North Metropolitan District No. 2, GO, Series A, 5.00%, 12/01/48		500	410,354

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colorado (continued)
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	USD	500	$375,335
Broadway Station Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/48		550	454,856
Centerra Metropolitan District No. 1, TA, 5.00%, 12/01/47(b)		155	129,438
City & County of Denver Airport System Revenue
Refunding RB, AMT, Series A, 4.13%, 11/15/53		455	386,609
Refunding RB, AMT, Series A, 5.50%, 11/15/53		485	504,600
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 12/15/45(b)		500	474,973
Colorado Health Facilities Authority
RB, Series A, 5.00%, 05/15/35		250	225,002
RB, Series A, 5.00%, 05/15/44		270	223,415
RB, Series A, 5.00%, 05/15/49		180	141,861
RB, Series A, 5.00%, 05/15/58		380	283,294
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40		950	952,771
DIATC Metropolitan District, GO, 3.25%, 12/01/29(b)		590	506,252
First Creek Village Metropolitan District
GO, Series A, 5.00%, 12/01/39		600	534,360
GO, Series A, 5.00%, 08/01/49		540	459,044
Highlands Metropolitan District No. 1, GO, 5.00%, 12/01/51		575	423,419
Lanterns Metropolitan District No. 2, GO, Series A, 4.50%, 12/01/50		500	356,159
Loretto Heights Community Authority, RB, 4.88%, 12/01/51		570	431,062
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48		500	441,823
Palisade Metropolitan District No. 2, GO, 7.25%, 12/15/49		675	587,350
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)		930	819,014
Southlands Metropolitan District No. 1
GO, Refunding, Series A-1, 5.00%, 12/01/37		250	226,803
GO, Refunding, Series A-1, 5.00%, 12/01/47		180	154,367
Thompson Crossing Metropolitan District No. 4, GO, Refunding, 5.00%, 12/01/49		645	547,204
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44		885	698,907
Waters’ Edge Metropolitan District No. 2, GO, 5.00%, 12/01/51		560	438,690
Westcreek Metropolitan District No. 2, GO, Series A, 5.38%, 12/01/48		500	433,956

			13,370,468

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority
RB, Series A, 5.00%, 01/01/45(b)		190	176,515
RB, Series A, 5.00%, 01/01/55(b)		255	228,710
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)		775	780,526
Mohegan Tribe of Indians of Connecticut
RB, Series A, 6.75%, 02/01/45(b)		97	98,242
Refunding RB, Series C-1, 6.25%, 02/01/30(b)		330	338,275

			1,622,268

Delaware — 0.2%
Affordable Housing Opportunities Trust, RB, Series AH- 01, Class B, 6.88%, 05/01/39(b)(d)		670	630,041

Security		Par (000)	Value

District of Columbia — 1.6%
District of Columbia Tobacco Settlement Financing Corp.
RB, 0.00%, 06/15/46(c)	USD	8,970	$1,809,485
RB, 0.00%, 06/15/46(c)		10,325	1,857,650
RB, 0.00%, 06/15/55(c)		19,300	1,556,537

			5,223,672

Florida — 7.8%
Brevard County Health Facilities Authority
Refunding RB, 4.00%, 11/15/23(b)		200	198,289
Refunding RB, 4.00%, 11/15/26(b)		475	456,677
Refunding RB, 4.00%, 11/15/28(b)		510	479,023
Refunding RB, 4.00%, 11/15/30(b)		555	509,932
Refunding RB, 4.00%, 11/15/34(b)		650	572,515
Refunding RB, 5.00%, 04/01/39		500	512,185
Refunding RB, 5.00%, 04/01/52		1,220	1,200,741
Buckhead Trails Community Development District, Special Assessment RB, Series 2022, 5.75%, 05/01/52		210	191,106
Capital Region Community Development District, Special Assessment Refunding RB, Series A-2, 4.60%, 05/01/31		480	458,039
Capital Trust Agency, Inc.
RB, 5.00%, 06/01/41(b)		100	92,236
RB, 5.00%, 06/15/49(b)		100	87,669
RB, 5.75%, 06/01/54(b)		420	378,233
RB, 5.00%, 06/01/56(b)		160	139,138
RB, 4.88%, 06/15/56(b)		1,335	1,034,225
RB, 0.00%, 07/01/61(b)(c)		36,570	1,691,557
Celebration Pointe Community Development District No. 1, Special Assessment RB, 5.13%, 05/01/45		235	216,970
Charlotte County IDA
RB, 5.00%, 10/01/34(b)		105	101,878
RB, 5.00%, 10/01/49(b)		510	439,495
County of Broward Airport System Revenue, RB, AMT, Series A, 4.00%, 10/01/49		610	509,694
County of Osceola Transportation Revenue
Refunding RB, Series A-2, 0.00%, 10/01/46(c)		935	231,735
Refunding RB, Series A-2, 0.00%, 10/01/47(c)		900	209,901
Refunding RB, Series A-2, 0.00%, 10/01/48(c)		635	139,143
Refunding RB, Series A-2, 0.00%, 10/01/49(c)		525	108,392
County of Palm Beach, RB, 5.00%, 04/01/51(b)		110	99,849
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/50		500	395,819
Florida Development Finance Corp.
RB, 5.00%, 06/15/51(b)		840	713,023
RB, 5.25%, 06/01/55(b)		645	554,751
RB, 5.13%, 06/15/55(b)		2,490	1,997,333
RB, 6.50%, 06/30/57(b)		265	252,576
RB, Series A, 6.13%, 06/15/44(b)		45	45,202
RB, Series C, 5.75%, 12/15/56(b)		370	304,849
Refunding RB, 4.00%, 06/01/46(b)		300	219,634
Refunding RB, Series A, 4.50%, 12/15/56(b)		1,085	802,467
Grand Oaks Community Development District
Special Assessment RB, 4.25%, 05/01/40		210	180,616
Special Assessment RB, 4.50%, 05/01/52		235	196,181
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36		250	230,024
Harbor Bay Community Development District, Special Assessment Refunding RB, Series A-2, 3.70%, 05/01/33		370	316,104
Lakewood Ranch Stewardship District
Special Assessment RB, 3.13%, 05/01/25		200	195,185

S C H E D U L E S O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District
Special Assessment RB, 3.25%, 05/01/29	USD	225	$206,307
Special Assessment RB, 4.75%, 05/01/29		180	176,015
Special Assessment RB, 4.95%, 05/01/29(b)		135	133,118
Special Assessment RB, 4.88%, 05/01/35		150	140,601
Special Assessment RB, 4.40%, 05/01/39		525	455,678
Special Assessment RB, 5.30%, 05/01/39		205	197,636
Special Assessment RB, 5.50%, 05/01/39(b)		135	133,034
Special Assessment RB, 5.13%, 05/01/46		100	88,084
Special Assessment RB, 5.45%, 05/01/48		365	350,415
Special Assessment RB, 5.65%, 05/01/48(b)		210	207,199
Special Assessment RB, 4.00%, 05/01/49(b)		200	152,555
Special Assessment RB, 3.90%, 05/01/50		240	184,619
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51		195	117,236
Orange County Health Facilities Authority, RB, 5.00%, 08/01/35		250	252,143
Osceola Chain Lakes Community Development District, Special Assessment RB, 3.25%, 05/01/25		270	262,996
Palm Beach County Health Facilities Authority
RB, 5.00%, 11/01/47		160	150,421
RB, 5.00%, 11/01/52		225	207,369
Parker Road Community Development District
Special Assessment Refunding RB, 3.10%, 05/01/25		100	97,164
Special Assessment Refunding RB, 3.38%, 05/01/30		335	302,891
Pinellas County IDA, RB, 5.00%, 07/01/39		250	235,420
Portico Community Development District
Special Assessment RB, Series 2, 3.25%, 05/01/31		100	86,748
Special Assessment RB, Series 2, 4.00%, 05/01/50		425	322,507
Preserve at South Branch Community Development District
Special Assessment RB, 3.25%, 11/01/24		75	73,976
Special Assessment RB, 3.50%, 11/01/30		200	182,549
Sandridge Community Development District
Special Assessment RB, Series A1, 3.88%, 05/01/41		135	105,244
Special Assessment RB, Series A1, 4.00%, 05/01/51		130	92,119
Sawyers Landing Community Development District, Special Assessment RB, 4.25%, 05/01/53		815	597,102
Seminole County IDA, Refunding RB, 5.75%, 11/15/54 .		595	499,229
Southern Groves Community Development District No. 5, Special Assessment Refunding RB, 3.60%, 05/01/34		365	304,652
Tolomato Community Development District, Special Assessment Refunding RB, Sub-Series A-2, 4.25%, 05/01/37		185	160,239
Trout Creek Community Development District
Special Assessment RB, 4.50%, 05/01/23		55	54,876
Special Assessment RB, 5.00%, 05/01/28		240	237,254
Special Assessment RB, 5.63%, 05/01/45		200	192,857
West Villages Improvement District
Special Assessment RB, 4.25%, 05/01/29		100	95,159
Special Assessment RB, 4.75%, 05/01/39		190	169,238
Special Assessment RB, 5.00%, 05/01/50		290	245,309
Westside Community Development District, Special Assessment Refunding RB, 3.75%, 05/01/29(b)		805	754,482

Security		Par (000)	Value

Florida (continued)
Windward at Lakewood Ranch Community Development District
Special Assessment RB, 4.00%, 05/01/42	USD	140	$112,215
Special Assessment RB, 4.25%, 05/01/52		170	133,886

			24,932,928

Georgia — 1.2%
East Point Business & IDA, RB, Series A, 5.25%, 06/15/62(b)		150	141,051
Georgia Ports Authority, RB, 4.00%, 07/01/47		500	440,517
Main Street Natural Gas, Inc.
RB, Series A, 5.00%, 05/15/49		950	909,688
RB, Series B, 5.00%, 12/01/52(a)		1,190	1,205,457
Municipal Electric Authority of Georgia
RB, 5.00%, 07/01/52		645	618,036
Refunding RB, Sub-Series A, 4.00%, 01/01/49		845	697,200

			4,011,949

Idaho — 0.3%
Idaho Health Facilities Authority RB, 4.00%, 12/01/43		330	288,277
Refunding RB, 3.00%, 03/01/51		1,045	698,501

			986,778

Illinois — 5.0%
Chicago Board of Education
GO, Series D, 5.00%, 12/01/46		190	177,838
GO, Series D, 5.00%, 12/01/46		485	453,903
GO, Series H, 5.00%, 12/01/46		625	584,664
GO, Refunding, Series A, 0.00%, 12/01/25(c)		135	117,756
GO, Refunding, Series A, 5.00%, 12/01/30		505	509,942
GO, Refunding, Series B, 4.00%, 12/01/35		230	204,956
GO, Refunding, Series B, 4.00%, 12/01/41		930	773,329
GO, Refunding, Series C, 5.00%, 12/01/34		625	620,199
GO, Refunding, Series D, 5.00%, 12/01/25		290	292,856
Chicago O’Hare International Airport
RB, AMT, 5.50%, 01/01/55(e)		930	952,774
Refunding RB, Series D, 5.00%, 01/01/39		260	260,972
Refunding RB, Series D, 5.00%, 01/01/46		1,000	1,005,192
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 4.00%, 12/01/49		810	669,947
City of Chicago Wastewater Transmission Revenue, Refunding RB, Series C, 5.00%, 01/01/39		500	504,966
Cook County Community College District No. 508, GO, 5.25%, 12/01/30		920	932,363
Illinois Finance Authority
Refunding RB, 6.13%, 02/01/45		150	150,867
Refunding RB, 5.00%, 02/15/47		900	770,850
Refunding RB, Series C, 5.00%, 02/15/41		650	652,118
Metropolitan Pier & Exposition Authority
RB, 5.50%, 06/15/53		390	374,424
RB, 5.00%, 06/15/57		660	581,420
Refunding RB, 4.00%, 06/15/50		600	460,511
Refunding RB, 4.00%, 06/15/52		1,295	976,894
State of Illinois
GO, 5.00%, 01/01/28		1,005	1,024,592
GO, 5.00%, 04/01/31		1,000	1,004,382
GO, 5.50%, 07/01/33		365	367,347
GO, 5.00%, 02/01/39		1,000	969,357
GO, 5.00%, 05/01/39		275	266,268
GO, Series D, 5.00%, 11/01/28		295	301,224
GO, Refunding, Series B, 5.00%, 10/01/27		105	107,559

			16,069,470

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indiana — 0.3%
City of Vincennes, Refunding RB, 6.25%, 01/01/29(b)	USD	325	$325,073
Indiana Finance Authority, RB, AMT, 6.75%, 05/01/39		640	711,583

			1,036,656

Iowa — 1.0%
Iowa Finance Authority
RB, Series A, 5.00%, 05/15/48		940	809,277
Refunding RB, Series E, 4.00%, 08/15/46		570	478,241
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, 3.50%, 12/01/44		2,000	1,489,648
Iowa Tobacco Settlement Authority, Refunding RB, Series B-2, 0.00%, 06/01/65(c)		4,880	460,736

			3,237,902

Kansas — 0.1%
City of Manhattan, RB, Series A, 4.00%, 06/01/52		270	197,139

Kentucky — 0.1%
City of Henderson, RB, AMT, 4.70%, 01/01/52(b)		365	312,773

Louisiana — 1.0%
Juban Crossing Economic Development District, Refunding RB, 7.00%, 09/15/44(b)		375	305,787
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b		400	336,786
Louisiana Public Facilities Authority
RB, 5.00%, 06/01/41(b)		310	269,385
RB, 5.25%, 06/01/51(b)		455	385,091
RB, 5.25%, 06/01/60(b)		840	692,968
RB, Series A, 6.50%, 06/01/62(b)		150	149,756
Parish of St. James, RB, Series 2, 6.35%, 07/01/40(b)		950	1,002,604

			3,142,377

Maine — 0.1%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)		570	465,262

Maryland — 2.2%
Anne Arundel County Consolidated Special Taxing District, Special Tax Bonds, 5.25%, 07/01/44		250	235,544
City of Baltimore
RB, 4.88%, 06/01/42		170	158,447
Refunding RB, 4.00%, 09/01/27		100	97,344
Refunding TA, 3.20%, 06/01/30(b)		200	176,720
Refunding TA, 3.25%, 06/01/31(b)		225	196,212
Refunding TA, 3.30%, 06/01/32(b)		500	431,162
Refunding TA, 3.35%, 06/01/33(b)		540	460,918
Refunding TA, 3.40%, 06/01/34(b)		570	481,814
Refunding TA, 3.45%, 06/01/35(b)		610	510,873
County of Frederick, Refunding TA, 4.63%, 07/01/43(b)		1,100	1,000,208
Maryland EDC
RB, AMT, 5.25%, 06/30/47		570	570,123
Refunding RB, 5.00%, 07/01/39		100	96,571
Maryland Health & Higher Educational Facilities Authority
RB, 7.00%, 03/01/55(b)		1,940	2,007,648
Refunding RB, 5.00%, 07/01/40		500	500,708

			6,924,292

Massachusetts — 1.5%
Massachusetts Development Finance Agency
RB, 5.00%, 01/01/43		500	501,306
RB, 5.00%, 01/01/48		1,000	985,230
RB, 5.00%, 10/01/54		710	577,431
RB, Series A, 5.00%, 01/01/47		500	494,403

Security		Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency
RB, Series N, 5.00%, 07/01/44	USD	500	$504,953
Refunding RB, 4.00%, 07/01/45		120	90,749
Refunding RB, 4.00%, 07/01/50		225	161,316
Refunding RB, Series A, 4.00%, 07/01/44		1,250	1,020,268
Massachusetts HFA, Refunding RB, AMT, Series A, 4.45%, 12/01/42		500	451,785

			4,787,441

Michigan — 0.6%
City of Detroit
GO, 5.00%, 04/01/34		90	90,422
GO, 5.00%, 04/01/35		90	90,264
GO, 5.00%, 04/01/36		65	65,080
GO, 5.00%, 04/01/37		100	99,898
GO, 5.00%, 04/01/38		45	44,773
Michigan Strategic Fund, RB, 5.00%, 11/15/42		210	190,091
Wayne County Airport Authority
RB, Series B, 5.00%, 12/01/44		500	505,456
RB, Series D, 5.00%, 12/01/40		500	503,880
RB, AMT, 5.00%, 12/01/39		250	250,638

			1,840,502

Minnesota — 1.7%
City of Deephaven, Refunding RB, 5.25%, 07/01/37		605	574,122
City of Forest Lake, Refunding RB, 5.00%, 07/01/56		2,140	1,879,204
City of Minneapolis
RB, 5.00%, 07/01/40		435	382,970
RB, Series A, 5.75%, 07/01/55		850	810,436
Duluth EDA
Refunding RB, 4.25%, 02/15/48		1,265	1,076,715
Refunding RB, 5.25%, 02/15/58		425	427,680
Housing & Redevelopment Authority of the City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/38(b)		240	229,735

			5,380,862

Missouri — 1.0%
City of St. Louis Missouri IDA
Refunding RB, 4.38%, 11/15/35		215	180,286
Refunding RB, 4.75%, 11/15/47		240	182,309
Kansas City IDA
RB, Series C, 7.50%, 11/15/46		64	51,311
RB, AMT, 5.00%, 03/01/54		1,275	1,240,231
Refunding RB, 2.00%, 11/15/46		52	2,296
Refunding RB, 5.00%, 11/15/46		116	91,092
Kansas City Land Clearance Redevelopment Authority
TA, 4.38%, 02/01/31(b)		720	606,814
TA, 5.00%, 02/01/40(b)		260	206,491
Plaza at Noah’s Ark Community Improvement District, Refunding RB, 3.00%, 05/01/25		100	95,598
St. Louis County IDA, Refunding RB, 5.00%, 09/01/37		695	640,053

			3,296,481

Nebraska — 0.2%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/45		500	497,665

Nevada — 1.6%
City of Las Vegas Special Improvement District No. 815, Special Assessment RB, 5.00%, 12/01/49		190	179,107
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49		5,000	4,159,967
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/40		190	187,123

S C H E D U L E S O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Nevada (continued)
Tahoe-Douglas Visitors Authority
RB, 5.00%, 07/01/45	USD	240	$230,170
RB, 5.00%, 07/01/51		255	237,546

			4,993,913

New Hampshire — 0.5%
New Hampshire Business Finance Authority
RB, Series A, 4.13%, 08/15/40		320	259,903
RB, Series A, 4.25%, 08/15/46		365	285,104
RB, Series A, 4.50%, 08/15/55		755	588,453
Refunding RB, 4.63%, 11/01/42(b)		320	272,352
Refunding RB, Series A, 3.63%, 07/01/43(a)(b)		190	150,395
Refunding RB, AMT, 4.88%, 11/01/42(b)		130	111,797

			1,668,004

New Jersey — 5.9%
Casino Reinvestment Development Authority, Inc.
Refunding RB, 5.25%, 11/01/39		250	250,473
Refunding RB, 5.25%, 11/01/44		560	560,814
New Jersey EDA
RB, 5.00%, 07/01/32		200	194,904
RB, 5.25%, 11/01/54(b)		945	805,574
RB, Series WW, 5.25%, 06/15/40		55	57,812
RB, Series WW, 5.25%, 06/15/40		945	951,799
RB, AMT, 6.50%, 04/01/31		85	86,995
RB, AMT, 5.38%, 01/01/43		500	494,867
Refunding RB, Series A, 6.00%, 08/01/49(b)		250	248,225
Refunding RB, (AGM), 5.00%, 06/01/37		200	197,586
New Jersey Health Care Facilities Financing Authority
RB, 4.00%, 07/01/47		540	462,808
RB, 3.00%, 07/01/51		1,865	1,292,644
Refunding RB, 4.25%, 07/01/44		395	369,181
Refunding RB, 5.00%, 07/01/44		220	221,925
New Jersey Higher Education Student Assistance Authority
RB, AMT, Series B, 2.50%, 12/01/40		790	571,728
Refunding RB, AMT, Series C, 4.25%, 12/01/50		1,540	1,264,725
Refunding RB, AMT, Sub-Series C, 3.63%, 12/01/49		820	639,987
New Jersey Transportation Trust Fund Authority
RB, 5.25%, 06/15/43		1,615	1,630,430
RB, Series AA, 5.25%, 06/15/41		205	206,296
RB, Series AA, 5.00%, 06/15/44		30	29,766
RB, Series AA, 4.00%, 06/15/45		3,710	3,092,194
RB, Series AA, 5.00%, 06/15/46		450	445,575
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48		2,000	1,820,043
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		375	384,120
Refunding RB, Series A, 5.25%, 06/01/46		1,100	1,079,343
Refunding RB, Sub-Series B, 5.00%, 06/01/46		1,795	1,650,593

			19,010,407

New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42		325	325,169

New York — 8.0%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)		285	290,387
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48		1,000	919,864
City of New York, GO, Series A-1, 4.00%, 09/01/46		530	459,739
County of Cattaraugus, RB, 5.00%, 05/01/44		195	195,853
Hempstead Town Local Development Corp., RB, 5.00%, 07/01/44		500	484,336

Security		Par (000)	Value

New York (continued)
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	USD	125	$102,398
Metropolitan Transportation Authority
RB, Series B, 3.00%, 11/15/25		165	159,226
RB, Series C-1, 4.75%, 11/15/45		1,285	1,220,677
RB, Series C-1, 5.25%, 11/15/55		1,950	1,889,934
New York City Housing Development Corp., RB, Series C-1, 4.20%, 11/01/44		1,000	895,507
New York City Transitional Finance Authority Future Tax Secured Revenue
RB, Series F-1, 4.00%, 02/01/51		630	534,632
RB, Series F-1, 5.00%, 02/01/51		900	926,951
New York Counties Tobacco Trust IV, Refunding RB, Series A, 5.00%, 06/01/42		915	797,741
New York Counties Tobacco Trust VI, Refunding RB, 5.00%, 06/01/45		835	725,393
New York Liberty Development Corp.
Refunding RB, 5.38%, 11/15/40(b)		150	145,746
Refunding RB, 5.00%, 11/15/44(b)		3,000	2,681,412
Refunding RB, 2.88%, 11/15/46		1,990	1,324,055
Refunding RB, 3.00%, 11/15/51		455	292,309
New York State Dormitory Authority
Refunding RB, 5.00%, 12/01/35(b)		215	202,866
Refunding RB, Series A, 4.00%, 03/15/49		3,290	2,872,874
New York State Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/45		1,190	1,048,524
New York Transportation Development Corp.
RB, AMT, 5.00%, 07/01/34		500	500,206
RB, AMT, 5.00%, 10/01/35		710	679,894
RB, AMT, 5.00%, 12/01/39		830	799,252
RB, AMT, 5.00%, 10/01/40		210	196,080
RB, AMT, 5.00%, 07/01/41		1,470	1,427,465
RB, AMT, 4.00%, 04/30/53		640	487,513
Refunding RB, AMT, 5.38%, 08/01/36		865	854,104
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44		385	362,776
Westchester County Healthcare Corp., RB, Series A, 5.00%, 11/01/44		314	306,198
Westchester County Local Development Corp.
Refunding RB, 5.00%, 07/01/41(b)		510	422,978
Refunding RB, 5.00%, 07/01/46(b)		615	490,375
Westchester Tobacco Asset Securitization Corp.
Refunding RB, Sub-Series C, 4.00%, 06/01/42		740	707,698
Refunding RB, Sub-Series C, 5.13%, 06/01/51		500	466,855

			25,871,818

North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 5.25%, 01/01/41		250	214,039
Town of Mooresville, Special Assessment RB, 5.38%, 03/01/40(b)		250	247,107

			461,146

North Dakota — 0.3%
County of Cass, Refunding RB, 5.25%, 02/15/58		855	860,575

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, 5.00%, 06/01/55		2,545	2,133,439
Cleveland-Cuyahoga County Port Authority
Refunding TA, 4.00%, 12/01/55(b)		185	135,807
Refunding TA, 4.50%, 12/01/55(b)		155	114,468
County of Hamilton
Refunding RB, 5.00%, 01/01/46		190	170,443

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ohio (continued)
County of Hamilton
Refunding RB, 4.00%, 08/15/50	USD	915	$742,365
County of Hardin
Refunding RB, 5.00%, 05/01/30		140	132,128
Refunding RB, 5.25%, 05/01/40		145	129,690
Refunding RB, 5.50%, 05/01/50		670	579,079
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)		450	377,645
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)		780	690,916
Port of Greater Cincinnati Development Authority, RB,
4.25%, 12/01/50(b)		265	200,400
Southern Ohio Port Authority, RB, AMT, Series A, 7.00%, 12/01/42(b)		1,380	1,139,210
State of Ohio, RB, AMT, Series P-3, 5.00%, 06/30/53		370	348,409

			6,893,999

Oklahoma — 2.1%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37		1,000	988,529
Oklahoma Development Finance Authority
RB, 7.25%, 09/01/51(b)		3,290	3,137,823
RB, Series B, 5.00%, 08/15/38		975	857,413
RB, Series B, 5.25%, 08/15/48		875	740,281
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)		235	178,689
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45		965	932,209

			6,834,944

Oregon — 0.3%
Clackamas County School District No. 12 North Clackamas, GO, (School Bond Guaranty), Series A, 0.00%, 06/15/38(c)		275	129,321
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, 5.50%, 10/01/49		150	142,094
Oregon State Facilities Authority
RB, 5.25%, 06/15/55(b)		305	266,450
RB, Series A, 4.13%, 06/01/52		350	291,029
Yamhill County Hospital Authority, Refunding RB, 5.00%, 11/15/36		300	264,116

			1,093,010

Pennsylvania — 2.5%
Bucks County IDA
RB, 4.00%, 07/01/46		100	72,005
RB, 4.00%, 07/01/51		100	73,286
Montgomery County Higher Education and Health Authority
Refunding RB, 4.00%, 09/01/49		1,255	1,010,301
Refunding RB, 4.00%, 09/01/49		1,900	1,529,228
Pennsylvania Economic Development Financing Authority
RB, AMT, Series P-3, 5.00%, 06/30/42		1,625	1,575,870
Refunding RB, AMT, 5.50%, 11/01/44		500	484,469
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47		1,010	672,127
Pennsylvania Higher Educational Facilities Authority
RB, 4.00%, 08/15/44		1,045	912,451
Refunding RB, 5.00%, 07/15/38		250	252,365

Security		Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB, Series B, 5.25%, 12/01/44	USD	1,000	$1,008,396
Philadelphia Authority for Industrial Development, Refunding RB, Series 2015, 5.00%, 04/01/45		500	503,742

			8,094,240

Puerto Rico — 10.0%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)		30,030	1,709,420
Commonwealth of Puerto Rico
GO, Series A, 0.00%, 07/01/33(c)		537	285,756
GO, Series A1, 5.63%, 07/01/29		1,049	1,071,430
GO, Series A1, 5.75%, 07/01/31		440	448,407
GO, Series A1, 4.00%, 07/01/33		418	365,523
GO, Series A1, 4.00%, 07/01/35		375	321,234
GO, Series A1, 4.00%, 07/01/37		322	261,982
GO, Series A1, 4.00%, 07/01/41		438	342,628
GO, Series A1, 4.00%, 07/01/46		455	342,577
GO, Sub-Series CW, 0.00%, 11/01/43(a)		3,265	1,608,766
GO, Sub-Series CW/CONV, 0.00%, 11/01/51(a)		140	45,870
GO, Sub-Series CW/PRIFA, 0.00%, 11/01/51(a)		3,943	1,446,112
Puerto Rico Electric Power Authority
RB, Series A, 5.00%, 07/01/29(f)(g)		385	287,467
RB, Series A, 7.00%, 07/01/33(f)(g)		1,795	1,377,662
RB, Series A, 6.75%, 07/01/36(f)(g)		775	594,813
RB, Series A, 5.00%, 07/01/42(f)(g)		470	350,933
RB, Series A, 7.00%, 07/01/43(f)(g)		175	134,313
RB, Series A-1, 10.00%, 07/01/19(f)(g)		42	33,188
RB, Series A-2, 10.00%, 07/01/19(f)(g)		212	192,338
RB, Series A-3, 10.00%, 07/01/19(f)(g)		177	173,478
RB, Series B-3, 10.00%, 07/01/19(f)(g)		177	173,478
RB, Series C-1, 5.40%, 01/01/18(f)(g)		486	411,206
RB, Series C-2, 5.40%, 07/01/18(f)(g)		486	411,273
RB, Series C-3, 5.40%, 01/01/20(f)(g)		49	41,573
RB, Series C-4, 5.40%, 07/01/20(f)(g)		49	36,755
RB, Series CCC, 5.25%, 07/01/26(f)(g)		125	93,333
RB, Series CCC, 5.00%, 07/01/27(f)(g)		545	406,933
RB, Series CCC, 5.25%, 07/01/28(f)(g)		70	52,267
RB, Series D-1, 7.50%, 01/01/20(f)(g)		426	380,377
RB, Series D-2, 7.50%, 01/01/20(f)(g)		840	710,513
RB, Series TT, 5.00%, 07/01/18(f)(g)		160	135,600
RB, Series TT, 5.00%, 07/01/25(f)(g)		45	33,600
RB, Series TT, 5.00%, 07/01/26(f)(g)		190	141,867
RB, Series TT, 5.00%, 07/01/32(f)(g)		395	294,933
RB, Series WW, 5.50%, 07/01/17(f)(g)		110	82,133
RB, Series WW, 5.50%, 07/01/18(f)(g)		95	70,933
RB, Series WW, 5.50%, 07/01/19(f)(g)		70	52,267
RB, Series WW, 5.38%, 07/01/22(f)(g)		940	701,867
RB, Series WW, 5.38%, 07/01/24(f)(g)		65	48,533
RB, Series WW, 5.00%, 07/01/28(f)(g)		165	123,200
RB, Series WW, 5.25%, 07/01/33(f)(g)		75	56,000
RB, Series WW, 5.50%, 07/01/38(f)(g)		220	164,267
RB, Series XX, 5.25%, 07/01/27(f)(g)		50	37,333
RB, Series XX, 5.25%, 07/01/35(f)(g)		30	22,400
RB, Series XX, 5.75%, 07/01/36(f)(g)		600	448,000
RB, Series XX, 5.25%, 07/01/40(f)(g)		2,320	1,732,267
Refunding RB, Series AAA, 5.25%, 07/01/22(f)(g)		160	119,467
Refunding RB, Series AAA, 5.25%, 07/01/28(f)(g)		265	197,867
Refunding RB, Series AAA, 5.25%, 07/01/29(f)(g)		40	29,867
Refunding RB, Series DDD, 5.00%, 07/01/19(f)(g)		895	668,267
Refunding RB, Series UU, 0.00%, 07/01/17(a)(f)(g)		30	22,500
Refunding RB, Series UU, 0.00%, 07/01/18(a)(f)(g)		30	22,500
Refunding RB, Series UU, 0.00%, 07/01/20(a)(f)(g)		250	187,500

S C H E D U L E S O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority
Refunding RB, Series UU, 2.23%, 07/01/31(a)(f)(g)	USD	300	$225,000
Refunding RB, Series ZZ, 5.00%, 07/01/17(f)(g)		70	52,267
Refunding RB, Series ZZ, 5.25%, 07/01/19(f)(g)		235	199,163
Refunding RB, Series ZZ, 5.25%, 07/01/23(f)(g)		930	694,400
Refunding RB, Series ZZ, 5.25%, 07/01/24(f)(g)		150	112,000
Refunding RB, Series ZZ, 5.00%, 07/01/28(f)(g)		75	56,000
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
RB, Series A-1, 0.00%, 07/01/29(c)		613	443,221
RB, Series A-1, 0.00%, 07/01/33(c)		496	289,045
RB, Series A-1, 0.00%, 07/01/46(c)		6,971	1,578,195
RB, Series A-1, 4.75%, 07/01/53		3,377	2,870,799
RB, Series A-1, 5.00%, 07/01/58		2,171	1,926,661
RB, Series A-2, 4.33%, 07/01/40		2,225	1,920,627
RB, Series A-2, 4.33%, 07/01/40		34	29,667
RB, Series A-2, 4.54%, 07/01/53		317	262,009
RB, Series A-2, 4.78%, 07/01/58		2,226	1,872,372
RB, Series B-1, 0.00%, 07/01/46(c)		477	107,944

			32,144,143

Rhode Island — 0.8%
Rhode Island Student Loan Authority, RB, AMT, Series A, 3.63%, 12/01/37		475	426,396
Tobacco Settlement Financing Corp.
Refunding RB, Series A, 5.00%, 06/01/35		400	403,255
Refunding RB, Series A, 5.00%, 06/01/40		600	602,686
Refunding RB, Series B, 5.00%, 06/01/50		1,040	1,040,552

			2,472,889

South Carolina — 1.0%
South Carolina Jobs EDA
RB, 7.50%, 08/15/62(b)		325	304,407
Refunding RB, 4.00%, 11/15/27		160	148,927
Refunding RB, 5.00%, 02/01/38		1,000	1,016,022
Refunding RB, 5.00%, 05/01/43		730	728,441
Refunding RB, 5.25%, 11/15/52		200	176,545
South Carolina Public Service Authority
Refunding RB, Series A, 4.00%, 12/01/33		725	677,962
Refunding RB, Series B, 4.00%, 12/01/56		200	157,931

			3,210,235

Tennessee — 1.4%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44		250	246,462
Franklin Health & Educational Facilities Board, Refunding RB, 7.50%, 06/01/47(b)(f)(g)		1,205	362,033
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36		690	693,199
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding RB, 5.00%, 10/01/48		1,800	1,691,139
Refunding RB, 4.00%, 10/01/49		220	168,225
Refunding RB, 5.25%, 10/01/58		1,095	1,058,980
Metropolitan Government Nashville & Davidson County IDB, Special Assessment RB, 0.00%, 06/01/43(b)(c)		685	204,399

			4,424,437

Texas — 4.0%
Angelina & Neches River Authority, RB, AMT, 7.50%, 12/01/45(b)		510	378,003
Arlington Higher Education Finance Corp.
RB, 5.00%, 08/15/41		225	206,440
RB, 5.00%, 06/15/51		490	427,304
RB, 5.63%, 08/15/54(b)		1,305	1,187,753

Security		Par (000)	Value

Texas (continued)
Brazoria County IDC, RB, AMT, 7.00%, 03/01/39	USD	390	$356,585
Central Texas Turnpike System
Refunding RB, Series C, 5.00%, 08/15/37		200	200,512
Refunding RB, Series C, 5.00%, 08/15/42		250	250,606
City of Crandall, Special Assessment RB, 4.25%, 09/15/41(b)		230	184,575
City of Houston Airport System Revenue
RB, AMT, 4.00%, 07/15/41		140	109,395
RB, AMT, Series B-1, 5.00%, 07/15/35		100	91,607
Refunding RB, AMT, 5.00%, 07/15/27		140	138,119
Refunding RB, AMT, 5.00%, 07/01/29		500	485,436
Refunding RB, AMT, Series C, 5.00%, 07/15/27		910	897,591
City of San Antonio Airport System, RB, AMT, 5.00%, 07/01/45		500	500,333
County of Hays, Special Assessment RB, 7.00%, 09/15/45		250	254,832
Fort Bend County IDC, RB, Series B, 4.75%, 11/01/42		465	421,960
Mission EDC, Refunding RB, AMT, 4.63%, 10/01/31(b)		285	277,042
New Hope Cultural Education Facilities Finance Corp.
RB, 6.75%, 10/01/52		800	744,405
RB, Series A, 5.00%, 08/15/51(b)		250	222,904
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)		1,175	1,023,563
Newark Higher Education Finance Corp., RB, Series A, 5.50%, 08/15/35(b)		300	302,626
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49		1,675	1,414,770
Port Beaumont Navigation District
RB, AMT, 2.75%, 01/01/36(b)		1,105	788,178
RB, AMT, 2.88%, 01/01/41(b)		200	130,816
RB, AMT, 3.00%, 01/01/50(b)		1,220	727,746
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49		250	241,577
Texas Transportation Commission State Highway
249 System
RB, 0.00%, 08/01/40(c)		1,000	368,310
RB, 0.00%, 08/01/42(c)		655	212,220
RB, 5.00%, 08/01/57		315	306,538

			12,851,746

Utah — 0.1%
Utah Charter School Finance Authority
RB, Series A, 5.00%, 06/15/41(b)		125	109,943
RB, Series A, 5.00%, 06/15/52(b)		160	134,291
Refunding RB, 5.00%, 06/15/55(b)		230	202,467

			446,701

Vermont — 0.4%
East Central Vermont Telecommunications District
RB, Series A, 4.75%, 12/01/40(b)		695	586,687
RB, Series A, 4.50%, 12/01/44(b)		705	550,419

			1,137,106

Virginia — 1.3%
Ballston Quarter Community Development Authority, TA, Series A, 5.13%, 03/01/31		230	188,499
Cherry Hill Community Development Authority, Special Assessment RB, 5.40%, 03/01/45(b)		250	233,724
Chesapeake Bay Bridge & Tunnel District, RB, 5.00%, 07/01/51		810	818,155
Hampton Roads Transportation Accountability Commission
RB, Series A, 4.00%, 07/01/55		285	259,725
RB, Series A, 4.00%, 07/01/60		635	565,258

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Virginia (continued)
Henrico County EDA, Refunding RB, 4.00%, 10/01/45	USD	235	$201,030
Lower Magnolia Green Community Development Authority
Special Assessment RB, 5.00%, 03/01/35(b)		240	227,609
Special Assessment RB, 5.00%, 03/01/45(b)		95	85,183
Norfolk Redevelopment & Housing Authority
RB, 4.00%, 01/01/29		250	228,295
RB, 5.00%, 01/01/34		190	179,308
RB, 5.00%, 01/01/49		365	310,713
Virginia HDA, RB, (GNMA/FNMA/FHLMC), Series I, 2.55%, 11/01/50		1,250	775,444

			4,072,943

Washington — 1.6%
King County Public Hospital District No. 4, GO, Refunding, 5.00%, 12/01/30		200	195,382
Port of Seattle, RB, AMT, Series C, 5.00%, 04/01/40		250	251,050
Washington State Convention Center Public Facilities District
RB, 4.00%, 07/01/31		900	786,676
RB, 3.00%, 07/01/58		1,230	684,723
Washington State Housing Finance Commission
RB, Series 2021-1, Class A, 3.50%, 12/20/35		687	582,693
RB, Series A, 5.00%, 07/01/56(b)		350	321,561
Refunding RB, 5.00%, 01/01/43(b)		1,100	1,044,133
Refunding RB, 6.00%, 01/01/45(b)		210	199,610
Refunding RB, 5.00%, 01/01/48(b)		1,000	930,331

			4,996,159

West Virginia — 0.1%
City of Martinsburg, RB, Series A-1, 4.63%, 12/01/43		430	414,309

Wisconsin — 5.4%
Public Finance Authority
RB, 6.25%, 10/01/31(b)(f)(g)		195	160,264
RB, 0.00%, 01/01/35(b)(c)		1,210	535,839
RB, 4.50%, 01/01/35(b)		725	670,708
RB, 5.00%, 06/15/41(b)		210	182,870
RB, 5.00%, 11/15/41		375	376,496
RB, 5.00%, 01/01/42(b)		360	334,269
RB, 5.38%, 06/01/44(b)		245	201,265
RB, 6.85%, 11/01/46(b)		275	196,079
RB, 7.00%, 11/01/46(b)		155	112,769
RB, 5.38%, 07/15/47(b)		335	297,200
RB, 7.00%, 10/01/47(b)		195	149,855
RB, 5.50%, 12/01/48(b)(f)(g)		8	1,808
RB, 5.63%, 06/15/49(b)		1,435	1,201,052
RB, 5.00%, 04/01/50(b)		100	87,083
RB, 5.00%, 06/15/51(b)		195	153,809
RB, 5.25%, 12/01/51(b)		1,060	749,285
RB, 5.50%, 06/01/54(b)		300	239,702
RB, 5.00%, 01/01/55(b)		1,570	1,369,428
RB, 5.00%, 06/15/55(b)		550	447,382
RB, 5.00%, 06/15/55(b)		2,750	2,064,621
RB, 5.00%, 07/01/55(b)		880	745,758
RB, 5.00%, 01/01/56(b)		875	760,548
RB, 4.75%, 06/15/56(b)		445	312,792
RB, 5.00%, 06/15/56(b)		145	112,112
RB, 0.00%, 01/01/60(b)(c)		19,530	1,377,652
RB, Series A, 5.63%, 06/15/49(b)		875	790,828
RB, AMT, 4.00%, 09/30/51		375	277,064
RB, AMT, 4.25%, 07/01/54		1,160	793,921
RB, AMT, 4.00%, 03/31/56		1,020	733,112
Refunding RB, 4.00%, 04/01/32(b)		115	107,623

Security		Par (000)	Value

Wisconsin (continued)
Public Finance Authority
Refunding RB, 5.00%, 10/01/34(b)	USD	100 $	95,802
Refunding RB, 5.00%, 10/01/39(b)		165	153,400
Refunding RB, 4.00%, 04/01/42(b)		125	99,536
Refunding RB, 4.00%, 04/01/52(b)		155	112,500
Refunding RB, 5.25%, 05/15/52(b)		245	205,303
Refunding RB, AMT, Series B, 5.00%, 07/01/42		750	742,941
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46		270	231,746
Wisconsin Housing & EDA, RB, Series A, 4.55%, 07/01/37		165	163,666

			17,348,088

Total Municipal Bonds — 92.7% (Cost: $340,117,826)			297,963,773

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Colorado — 0.6%
Colorado Health Facilities Authority, Refunding RB, Series A-2, 4.00%, 08/01/49(h)		2,280	1,827,002

Florida — 0.8%
Escambia County Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/45(h)		3,060	2,475,333

Illinois — 0.2%
Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/40		660	669,463

Massachusetts — 0.2%
Massachusetts HFA, Refunding RB, AMT, Series A, 4.50%, 12/01/47		790	730,775

Nebraska — 0.9%
Central Plains Energy Gas Revenue, RB, Series 1, 5.00%, 05/01/53		2,860	2,858,297

New York — 3.4%
New York City Housing Development Corp.
RB, Series D-1-B, 4.25%, 11/01/45		1,000	843,076
Refunding RB, Series A-1, 4.15%, 11/01/38		1,518	1,415,710
New York State Dormitory Authority Personal Income
Tax Revenue, Refunding RB, Series E, 5.00%, 03/15/36		3,330	3,413,273
Port Authority of New York & New Jersey
RB, AMT, Series 221, 4.00%, 07/15/55		5,015	4,160,822
Refunding RB, 194th Series, 5.25%, 10/15/55		1,000	1,025,757

			10,858,638

North Carolina — 0.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55		1,000	1,050,919
North Carolina HFA Home Ownership, RB, Series 39-B, 4.00%, 01/01/48		120	116,710

			1,167,629

Oregon — 1.3%
Salem Hospital Facility Authority, Refunding RB, Series A, 4.00%, 05/15/49		5,000	4,155,530

Washington — 0.4%
Snohomish County Public Utilities District No. 1, RB, 5.00%, 12/01/45		1,340	1,361,928

S C H E D U L E S O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

West Virginia — 0.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(h)	USD	1,215	$1,037,074

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.4% (Cost: $30,962,297)			27,141,669

Total Long-Term Investments — 101.1% (Cost: $371,080,123)			325,105,442

		Shares

Short-Term Securities(j)

Money Market Funds — 2.6%
Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 1.96%		8,253,383	8,251,732

Total Short-Term Securities — 2.6% (Cost: $8,251,961)			8,251,732

Total Investments — 103.7% (Cost: $379,332,084)			333,357,174

Other Assets Less Liabilities — 1.2%			3,919,834

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.9)%			(15,810,910)

Net Assets — 100.0%			$321,466,098

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	When-issued security.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between 06/01/26 to 02/15/28, is $3,409,742. See Note 4 of the Notes to Financial Statements for details.

(i)

Represents bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j) Annualized 7-day yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury Bonds (30 Year)	245	12/20/22	$30,970	$1,729,729
U.S. Treasury Notes (10 Year)	144	12/20/22	16,137	674,393
U.S.Treasury Notes (5 Year)	103	12/30/22	11,073	344,025

				$2,748,147

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series E Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,748,147	$—	$2,748,147

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,519,780	$—	$3,519,780

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$2,041,192	$—	$2,041,192

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$62,560,668

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$297,333,732	$630,041	$297,963,773
Municipal Bonds Transferred to Tender Option Bond Trusts	—	27,141,669	—	27,141,669
Short-Term Securities
Money Market Funds	8,251,732	—	—	8,251,732

	$8,251,732	$324,475,401	$630,041	$333,357,174

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,748,147	$—	$—	$2,748,147

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $15,744,000 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) September 30, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)	USD	131	$113,937

Total Asset-Backed Securities — 0.0% (Cost: $131,363)			113,937

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 14.7%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)		945	890,533
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 3.59%, 09/15/34(a)(b)		3,928	3,824,278
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.72%, 05/15/53(a)(b)(c)		400	323,880
Banc of America Merrill Lynch Commercial Mortgage Securities Trust
Series 2015-200P, Class B, 3.49%, 04/14/33(a)		2,164	1,990,216
Series 2018-DSNY, Class A, (1 mo. LIBOR US + 0.85%), 3.67%, 09/15/34(a)(b)		665	651,273

BANK
Series 2018-BN11, Class B, 4.50%, 03/15/61(b)		1,769	1,587,790
Series 2021-BN38, Class A5, 2.52%, 12/15/64		5,090	4,091,513
BBCMS Mortgage Trust, Series 2022-C16, Class A5, 4.60%, 06/15/55(b)		2,440	2,328,412
BFLD, Series 2019-DPLO, Class A, (1 mo. LIBOR US + 1.09%), 3.91%, 10/15/34(a)(b)		70	68,335
BFLD TRUST Mortgage-Backed Securities, Series 2020-EYP, Class A, (1 mo. LIBOR US + 1.15%), 3.97%, 10/15/35(a)(b)		2,778	2,680,254
BMO Mortgage Trust, Series 2022-C1, Class A5, 3.37%, 02/15/55(b)		138	119,226
BPR Trust, Series 2021-TY, Class A, (1 mo. LIBOR US + 1.05%), 3.87%, 09/15/38(a)(b)		2,863	2,720,348
BWAY Mortgage Trust, Series 2013-1515, Class A2, 3.45%, 03/10/33(a)		3,920	3,714,919
BX Commercial Mortgage Trust
Series 2019-XL, Class D, (1 mo. LIBOR US + 1.45%), 4.27%, 10/15/36(a)(b)		3,570	3,453,333
Series 2020-VIV4, Class A, 2.84%, 03/09/44(a)		4,980	4,022,177
Series 2021-CIP, Class A, (1 mo. LIBOR US + 0.92%), 3.74%, 12/15/38(a)(b)		4,960	4,748,765
Series 2021-VINO, Class B, (1 mo. LIBOR US + 0.85%), 3.67%, 05/15/38(a)(b)		910	859,824
Series 2022-LP2, Class A, (1 mo. CME Term SOFR + 1.01%), 3.94%, 02/15/39(a)(b)		5,867	5,632,746
BX Trust
Series 2018-BILT, Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 05/15/30(a)(b)		442	427,554
Series 2019-OC11, Class A, 3.20%, 12/09/41(a)		3,482	2,900,452
Series 2019-OC11, Class D, 4.08%, 12/09/41(a)(b)		1,489	1,215,281
Series 2022-GPA, Class A, (1 mo. CME Term SOFR + 2.17%), 4.67%, 10/15/39(a)(b)		1,053	1,046,775
CD Mortgage Trust, Series 2018-CD7, Class C, 5.01%, 08/15/51(b)		1,800	1,580,559
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)		1,254	1,072,454
Citigroup Commercial Mortgage Trust, Series 2020- 420K, Class B, 2.86%, 11/10/42(a)		130	101,571
Commercial Mortgage Trust
Series 2013-WWP, Class A2, 3.42%, 03/10/31(a)		1,950	1,947,230
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,025	1,986,562

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust
Series 2015-CR27, Class B, 4.49%, 10/10/48(b)	USD	2,917	$2,679,651
Series 2015-LC23, Class ASB, 3.60%, 10/10/48		2,329	2,269,971
Series 2017-COR2, Class AM, 3.80%, 09/10/50		404	365,074
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)		3,960	3,734,635
Series 2019-521F, Class B, (1 mo. LIBOR US + 1.10%), 3.92%, 06/15/34(a)(b)		1,304	1,269,355
Credit Suisse Mortgage Capital Trust
Series 2020-NET, Class A, 2.26%, 08/15/37(a)(c)		1,181	1,083,983
Series 2020-NET, Class C, 3.53%, 08/15/37(a)		266	240,254
Series 2021-980M, Class A, 2.39%, 07/15/31(a)		1,090	932,267
Series 2021-BHAR, Class A, (1 mo. LIBOR US + 1.15%), 3.97%, 11/15/38(a)(b)		2,270	2,168,751
CSAIL Commercial Mortgage Trust
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)		1,003	931,282
Series 2018-CX12, Class A4, 4.22%, 08/15/51(b)		556	523,990
Series 2019-C16, Class A3, 3.33%, 06/15/52		3,124	2,763,270
Series 2019-C17, Class C, 3.93%, 09/15/52(c)		1,203	1,041,723
DBGS Mortgage Trust, Series 2018-5BP, Class D, (1 mo. LIBOR US + 1.50%), 4.32%, 06/15/33(a)(b)		2,307	2,133,407
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 02/15/38(a)(b)		960	925,942
Grace Mortgage Trust, Series 2020-GRCE, Class B, 2.60%, 12/10/40(a)		900	686,472
Great Wolf Trust, Series 2019-WOLF, Class A, (1 mo. LIBOR US + 1.03%), 3.85%, 12/15/36(a)(b)		2,961	2,864,230
GS Mortgage Securities Corp. II
Series 2005-ROCK, Class A, 5.37%, 05/03/32(a)		910	885,666
Series 2005-ROCK, Class F, 5.52%, 05/03/32(a)		706	674,171
GS Mortgage Securities Trust
Series 2012-GCJ9, Class C, 4.45%, 11/10/45(a)(b)		300	298,807
Series 2014-GC24, Class A5, 3.93%, 09/10/47		4,000	3,884,438
Series 2015-GC34, Class B, 4.47%, 10/10/48(b)		1,500	1,374,226
Series 2021-IP, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 10/15/36(a)(b)		2,660	2,507,267
Series 2021-ROSS, Class A, (1 mo. LIBOR US + 1.15%), 3.97%, 05/15/26(a)(b)		730	682,532
Series 2022-ECI, Class A, (1 mo. CME Term SOFR + 2.19%), 5.04%, 08/15/39(a)(b)		820	812,812
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 3.97%, 05/15/38(a)(b)		100	97,423
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.56%, 07/10/39(a)(b)		669	526,294
IMT Trust, Series 2017-APTS, Class BFX, 3.61%, 06/15/34(a)(b)		2,425	2,300,857
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		349	328,214
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class ASB, 3.66%, 09/15/47		2,478	2,432,152
Series 2015-C28, Class A4, 3.23%, 10/15/48		4,058	3,852,412
Series 2016-C1, Class ASB, 3.32%, 03/17/49		2,208	2,138,178
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(b)		1,790	1,582,062
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		865	844,816
Series 2020-609M, Class A, (1 mo. LIBOR US + 1.37%), 4.19%, 10/15/33(a)(b)		2,000	1,919,565
Series 2020-609M, Class D, (1 mo. LIBOR US + 2.77%), 5.59%, 10/15/33(a)(b)		600	563,655
Series 2020-MKST, Class B, (1 mo. LIBOR US + 1.05%), 3.87%, 12/15/36(a)(b)		1,540	1,463,878

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2021-2NU, Class A, 1.97%, 01/05/40(a)	USD	1,210	$980,229
Series 2022-ACB, Class A, (SOFR (30-day) + 1.40%), 3.69%, 03/15/39(a)(b)		2,070	2,019,468
Series 2022-NXSS, Class A, (1 mo. CME Term SOFR + 2.18%), 5.13%, 08/15/39(a)(b)		210	207,895
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class B, (1 mo. LIBOR US + 0.80%), 3.62%, 12/15/37(a)(b)		165	157,140
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A2, 2.58%, 03/10/49(a)		799	793,011
Med Trust, Series 2021-MDLN, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 11/15/38(a)(b)		3,750	3,599,688
MF1
Series 2021-W10, Class A, (1 mo. CME Term SOFR + 1.07%), 3.92%, 12/15/34(a)(b)		480	473,486
Series 2021-W10, Class B, (1 mo. CME Term SOFR + 1.37%), 4.22%, 12/15/34(a)(b)		640	626,489
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class A4, 4.04%, 11/15/46		1,170	1,151,742
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class ASB, 3.34%, 03/15/49		2,621	2,526,766
Series 2018-H3, Class B, 4.62%, 07/15/51(b)		740	669,573
Series 2018-MP, Class A, 4.42%, 07/11/40(a)(b)		1,000	885,118
Series 2018-SUN, Class A, (1 mo. LIBOR US + 0.90%), 3.72%, 07/15/35(a)(b)		1,910	1,868,033
MSCG Trust, Series 2018-SELF, Class C, (1 mo. LIBOR US + 1.18%), 4.00%, 10/15/37(a)(b)		2,015	1,944,091
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 4.24%, 03/15/39(a)(b)		5,860	5,698,991
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,553	1,484,940
Series 2018-4, Class MA, 3.50%, 03/25/58		1,689	1,617,203
Taubman Centers Commercial Mortgage Trust,
Series 2022-DPM, Class A, (1 mo. CME Term SOFR + 2.19%), 5.03%, 05/15/37(a)(b)		1,250	1,220,605
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22, Class ASB, 3.57%, 09/15/58		2,239	2,181,553
Series 2015-NXS3, Class ASB, 3.37%, 09/15/57		2,402	2,325,679
Series 2015-P2, Class AS, 4.01%, 12/15/48		1,605	1,506,148
Series 2017-C41, Class B, 4.19%, 11/15/50(b)		1,304	1,136,038
Series 2021-FCMT, Class A, (1 mo. LIBOR US + 1.20%), 4.02%, 05/15/31(a)(b)		3,516	3,337,634
WFRBS Commercial Mortgage Trust, Series 2014- C21, Class A4, 3.41%, 08/15/47		2,211	2,133,860

			152,315,322

Interest Only Commercial Mortgage-Backed Securities — 0.6%
Arbor Multifamily Mortgage Securities Trust
Series 2020-MF1, Class XA, 1.08%, 05/15/53(a)(b)	.	1,584	82,819
Series 2021-MF3, Class XA, 0.85%, 10/15/54(a)(b)	.	2,931	125,395
BANK
Series 2020-BN29, Class XA, 1.45%, 11/15/53(b)		4,285	326,144
Series 2021-BN33, Class XA, 1.17%, 05/15/64(b)		15,836	955,081
Benchmark Mortgage Trust
Series 2020-B20, Class XA, 1.73%, 10/15/53(b)		15,493	1,232,569
Series 2020-B21, Class XA, 1.57%, 12/17/53(b)		3,857	304,376
Commercial Mortgage Trust, Series 2014-LC17, Class XA, 0.82%, 10/10/47(b)		38,870	406,052
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.71%, 06/15/52(b)		12,925	991,925

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.61%, 10/15/52(b)	USD	10,177	$737,454
Wells Fargo Commercial Mortgage Trust
Series 2018-C44, Class XA, 0.89%, 05/15/51(b)		8,498	253,921
Series 2020-C58, Class XA, 2.00%, 07/15/53(b)		4,676	472,239
Series 2021-C59, Class XA, 1.67%, 04/15/54(b)		3,974	341,116

			6,229,091

Total Non-Agency Mortgage-Backed Securities — 15.3%
(Cost: $173,877,362)			158,544,413

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.1%
Fannie Mae
Series 2010-134, Class KZ, 4.50%, 12/25/40		197	183,011
Series 2010-141, Class LZ, 4.50%, 12/25/40		383	363,583
Series 2011-131, Class LZ, 4.50%, 12/25/41		251	245,724
Series 2011-8, Class ZA, 4.00%, 02/25/41		693	668,735
Series 2013-81, Class YK, 4.00%, 08/25/43		200	185,769
Series 2017-76, Class PB, 3.00%, 10/25/57(c)		900	774,072
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 3.64%, 05/25/48(b)		2,205	1,938,106
Series 2022-25, Class KL, 4.00%, 05/25/52		1,500	1,362,193
Freddie Mac
Series 3745, Class ZA, 4.00%, 10/15/40		328	314,015
Series 3780, Class ZA, 4.00%, 12/15/40		1,300	1,244,233
Series 3960, Class PL, 4.00%, 11/15/41		900	863,847
Series 4161, Class BW, 2.50%, 02/15/43		1,400	1,201,688
Series 4384, Class LB, 3.50%, 08/15/43		1,260	1,214,197
Ginnie Mae
Series 2014-107, Class WX, 6.76%, 07/20/39(b)		396	412,260
Series 2016-123, Class LM, 3.00%, 09/20/46		600	521,107

			11,492,540

Commercial Mortgage-Backed Securities — 3.3%
Freddie Mac
Series K082, Class A2, 3.92%, 09/25/28(b)		2,400	2,321,418
Series K139, Class A2, 2.59%, 01/25/32(b)		12,000	10,245,968
Series K149, Class A2, 3.53%, 08/25/32(b)		9,620	8,818,642
Series K150, Class A2, 3.71%, 11/25/32		5,241	4,874,957
Series K151, Class A2, 3.80%, 12/25/32		5,188	4,840,325
Series K154, Class A2, 3.42%, 04/25/32		3,500	3,272,037

			34,373,347

Interest Only Collateralized Mortgage Obligations — 1.5%
Fannie Mae
Series 2013-10, Class PI, 3.00%, 02/25/43		1,072	147,841
Series 2014-68, Class YI, 4.50%, 11/25/44		471	102,028
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 3.17%, 09/25/45(b)		3,232	230,214
Series 2015-74, Class IA, 6.00%, 10/25/45		4,230	1,025,032
Series 2015-77, Class IO, 6.00%, 10/25/45		5,090	1,227,248
Series 2016-60, Class SD, (1 mo. LIBOR US + 6.10%), 3.02%, 09/25/46(b)		1,376	102,144
Series 2016-78, Class CS, (1 mo. LIBOR US + 6.10%), 3.02%, 05/25/39(b)(c)		1,766	173,805
Series 2017-38, Class S, (1 mo. LIBOR US + 6.10%), 3.02%, 05/25/47(b)		2,245	258,474
Series 2017-68, Class IE, 4.50%, 09/25/47(c)		1,940	334,203
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 3.07%, 09/25/47(b)		1,395	149,075
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 2.97%, 06/25/49(b)(c)		3,455	363,415

S C H E D U L E S O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Fannie Mae
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 3.02%, 07/25/49(b)	USD	1,221	$120,556
Series 2019-5, Class SA, (1 mo. LIBOR US + 6.10%), 3.02%, 03/25/49(b)(c)		9,258	1,093,609
Series 2020-32, Class IO, 4.00%, 05/25/50		2,086	460,243
Series 2020-32, Class PI, 4.00%, 05/25/50		2,165	477,696
Series 2021-23, Class CI, 3.50%, 07/25/46		2,826	528,022
Series 2021-41, Class IO, 3.50%, 07/25/51		5,388	924,637
Freddie Mac
Series 4062, Class GI, 4.00%, 02/15/41		283	18,627
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 3.33%, 10/15/42(b)		1,691	183,683
Series 4533, Class JI, 5.00%, 12/15/45		852	164,632
Series 4901, Class CS, (1 mo. LIBOR US + 6.10%), 3.02%, 07/25/49(b)		2,082	246,198
Series 4941, Class SH, (1 mo. LIBOR US + 5.95%), 2.87%, 12/25/49(b)		4,157	496,031
Series 5112, Class KI, 3.50%, 06/25/51		1,696	274,654
Series 5159, Class KI, 3.00%, 11/25/51		2,727	380,329
Series 5159, Class PI, 3.00%, 11/25/51		4,753	672,221
Series 5176, Class QI, 3.00%, 12/25/51		2,707	416,396
Ginnie Mae
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 3.19%, 07/20/47(b)(c)		1,776	217,996
Series 2017-139, Class IB, 4.50%, 09/20/47		928	172,642
Series 2017-144, Class DI, 4.50%, 09/20/47		629	116,976
Series 2020-115, Class IM, 3.50%, 08/20/50		2,596	398,192
Series 2020-146, Class DI, 2.50%, 10/20/50		3,507	518,540
Series 2020-162, Class TI, 2.50%, 10/20/50		6,146	791,949
Series 2020-175, Class DI, 2.50%, 11/20/50		1,214	171,525
Series 2020-185, Class MI, 2.50%, 12/20/50		4,303	587,891
Series 2021-104, Class IH, 3.00%, 06/20/51		4,803	727,863
Series 2021-149, Class KI, 3.00%, 08/20/51		9,113	1,389,937

			15,664,524

Interest Only Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae, Series 2020-M21, Class AX, 1.94%, 01/25/58(b)		5,404	760,095
Freddie Mac
Series K105, Class X1, 1.65%, 01/25/30(b)		13,619	1,165,124
Series K110, Class X1, 1.81%, 04/25/30(b)		1,200	114,030
Series K116, Class X1, 1.53%, 07/25/30(b)		2,086	171,981
Series K119, Class X1, 1.03%, 09/25/30(b)		3,311	185,741
Series K120, Class X1, 1.13%, 10/25/30(b)		16,868	1,044,304
Series K122, Class X1, 0.97%, 11/25/30(b)		5,072	273,071
Ginnie Mae
Series 2016-151, Class IO, 0.85%, 06/16/58(b)		22,956	908,531
Series 2017-61, Class IO, 0.77%, 05/16/59(b)		1,735	71,509

			4,694,386

Mortgage-Backed Securities — 125.5%
Fannie Mae Mortgage-Backed Securities
1.50%, 11/01/41 - 03/01/51		40,578	32,267,123
2.00%, 10/01/31 - 03/01/52		123,165	100,941,640
2.50%, 09/01/27 - 02/01/52		124,436	106,996,483
3.00%, 04/01/28 - 05/01/52		35,664	32,182,137
3.50%, 03/01/29 - 04/01/52		39,312	36,250,115
4.00%, 02/01/31 - 10/01/51		35,644	33,546,189
4.50%, 05/01/24 - 04/01/52		19,874	19,283,906
5.00%, 02/01/35 - 01/01/49		6,718	6,701,503
5.50%, 05/01/34 - 05/01/44		2,968	3,059,647
6.00%, 02/01/38 - 07/01/41		1,840	1,934,086
6.50%, 07/01/37 - 01/01/38		26	26,867

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities
1.50%, 08/01/50 - 04/01/51	USD	4,664	$3,582,063
2.00%, 02/01/36 - 02/01/52		52,788	43,173,729
2.50%, 02/01/30 - 01/01/52(d)		70,094	59,525,498
3.00%, 09/01/27 - 08/01/52(d)		78,513	69,521,974
3.50%, 02/01/31 - 06/01/50		22,854	20,999,738
4.00%, 08/01/40 - 06/01/50		24,009	22,763,032
4.50%, 05/01/24 - 01/01/51		1,025	999,264
5.00%, 05/01/28 - 03/01/49		2,939	2,933,243
5.50%, 01/01/28 - 06/01/41		672	689,419
6.00%, 08/01/28 - 11/01/39		317	333,997
Ginnie Mae Mortgage-Backed Securities
2.00%, 08/20/50 - 10/15/52(e)		56,670	47,429,374
2.50%, 04/20/51 - 10/15/52(e)		56,984	49,090,147
3.00%, 12/20/44 - 10/15/52(e)		74,003	65,525,564
3.50%, 01/15/42 - 10/15/52(e)		138,859	126,326,444
4.00%, 04/20/39 - 10/15/52(e)		42,926	40,179,655
4.50%, 09/20/39 - 10/15/52(e)		10,619	10,281,174
5.00%, 07/15/33 - 10/15/52(e)		4,348	4,281,701
5.50%, 07/15/38 - 12/20/41		451	471,487
Uniform Mortgage-Backed Securities
1.50%, 10/01/37 - 10/01/52(e)		18,266	15,274,895
2.00%, 10/01/37 - 10/01/52(e)		108,511	90,369,077
2.50%, 10/01/37 - 10/01/52(e)		127,275	107,076,257
3.00%, 10/01/37 - 10/01/52(e)		39,758	34,630,591
3.50%, 10/01/37 - 10/01/52(e)		7,283	6,573,344
4.00%, 10/01/52(e)		44,360	41,158,112
4.50%, 10/01/52(e)		35,414	33,724,534
5.00%, 10/01/52(e)		31,186	30,371,665

			1,300,475,674

Total U.S. Government Sponsored Agency Securities — 131.9% (Cost: $1,486,056,304)			1,366,700,471

Total Long-Term Investments — 147.2% (Cost: $1,660,065,029)			1,525,358,821

		Shares

Short-Term Securities

Money Market Funds — 0.7%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.46%(f)		6,754,651	6,754,651

		Par (000)

U.S. Treasury Obligations(g) — 8.4%
U.S. Treasury Bills
3.06%, 12/13/22	USD	80,084	79,607,168
3.12%, 12/22/22		7,980	7,923,289

			87,530,457

Total Short-Term Securities — 9.1% (Cost: $94,283,282)			94,285,108

Total Investments Before Options Written and TBA Sale
Commitments — 156.3%
(Cost: $1,754,348,311)			1,619,643,929

TBA Sale Commitments(e)

Mortgage-Backed Securities — (33.4)%
Ginnie Mae Mortgage-Backed Securities 2.00%, 10/15/52		(416)	(346,336)

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities
2.50%, 10/15/52	USD	(449)	$(385,702)
3.00%, 10/15/52		(11,117)	(9,823,236)
3.50%, 10/15/52		(54,026)	(49,136,225)
4.00%, 10/15/52		(271)	(253,057)
Uniform Mortgage-Backed Securities
1.50%, 10/01/37 - 10/01/52		(551)	(444,748)
2.00%, 10/01/37 - 10/01/52		(2,236)	(1,837,165)
2.50%, 10/01/37 - 10/01/52		(182,675)	(153,100,988)
3.00%, 10/01/37 - 10/01/52		(46,291)	(40,283,825)
3.50%, 10/01/37 - 10/01/52		(21,791)	(19,631,494)
4.00%, 10/01/52		(28,057)	(26,032,731)
4.50%, 10/01/52		(23,786)	(22,658,023)
5.00%, 10/01/52		(22,865)	(22,272,055)

Total TBA Sale Commitments — (33.4)% (Proceeds: $(357,956,590))			(346,205,585)

Options Written — (0.1)%
(Premiums Received: $(105,706))			(635,594)

Total Investments Net of Options Written and TBA Sale Commitments — 122.8% (Cost: $1,396,286,015)			1,272,802,750

Liabilities in Excess of Other Assets — (22.8)%			(236,208,522)

Net Assets — 100.0%			$1,036,594,228

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	18	12/20/22	$2,275	$37,306
U.S. Ultra Treasury Bonds	3	12/20/22	411	(24,754)

				12,552

Short Contracts
U.S. Treasury Notes (10 Year)	260	12/20/22	29,136	(53,208)
U.S. Ultra Treasury Bonds (10 Year)	107	12/20/22	12,678	718,660
U.S. Treasury Notes (2 Year)	145	12/30/22	29,782	432,424
U.S. Treasury Notes (5 Year)	367	12/30/22	39,455	1,049,013
3-month SOFR	227	03/14/23	54,313	(37,103)

				2,109,786

				$2,122,338

S C H E D U L E S O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
3-month SOFR	473	11/11/22	USD 96.19	USD 113,153	$ (635,594)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount (000)			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date			Value	(Received)	(Depreciation)
		1-day Overnight Fed Funds
0.05%	Quarterly	Effective Rate, 3.08%	Quarterly	10/21/22	USD	308	$2,000	$—	$2,000
SOFR, 2.98%	Quarterly	0.05%	Quarterly	10/21/22	USD	308	(1,966)	—	(1,966)
		1-day Overnight Fed Funds
0.18%	Quarterly	Effective Rate, 3.08%	Quarterly	10/21/25	USD	232	26,673	—	26,673
SOFR, 2.98%	Quarterly	0.17%	Quarterly	10/21/25	USD	232	(26,474)	—	(26,474)
		1-day Overnight Fed Funds
0.56%	Quarterly	Effective Rate, 3.08%	Quarterly	10/21/30	USD	83	18,035	—	18,035
SOFR, 2.98%	Quarterly	0.53%	Quarterly	10/21/30	USD	83	(18,145)	—	(18,145)

							$123	$—	$123

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Monthly	Goldman Sachs International	11/17/59	USD	3,976	$737,295	$178,282	$559,013
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	USD	4,174	774,160	196,367	577,793

							$1,511,455	$374,649	$1,136,806

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)		Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	8,000	$(1,555,920)	$(896,703	) $	(659,217)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	10,400	(2,022,695)	(441,820)		(1,580,875)
CMBX.NA.10.BBB-	3.00	Monthly	Goldman Sachs International	11/17/59	BBB-	USD	4,397	(815,537)	(299,795)		(515,742)
CMBX.NA.10.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	3,753	(695,918)	(257,808)		(438,110)

								$(5,090,070)	$(1,896,126)		$(3,193,944)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$—	$—	$46,708	$(46,585)	$—
OTC Swaps	374,649	(1,896,126)	1,136,806	(3,193,944)	—
Options Written	N/A	N/A	—	(529,888)	(635,594)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,237,403	$—	$2,237,403
Swaps — centrally cleared Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	46,708	—	46,708
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,511,455	—	—	—	—	1,511,455

	$—	$1,511,455	$—	$—	$2,284,111	$—	$3,795,566

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$115,065	$—	$115,065
Options written Options written at value	—	—	—	—	635,594	—	635,594
Swaps — centrally cleared Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	46,585	—	46,585
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	—	5,090,070	—	—	—	—	5,090,070

	$—	$5,090,070	$—	$—	$797,244	$—	$5,887,314

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$8,269,380	$—	$8,269,380
Swaps	—	—	—	—	862,235	—	862,235

	$—	$—	$—	$—	$9,131,615	$—	$9,131,615

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(5,909)	$—	$(5,909)
Options written	—	—	—	—	(529,888)	—	(529,888)
Swaps	—	(1,732,212)	—	—	(116,775)	—	(1,848,987)

	$—	$(1,732,212)	$—	$—	$(652,572)	$—	$(2,384,784)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,343,156
Average notional value of contracts — short	$152,639,277
Options
Average value of option contracts written	$317,797
Credit default swaps
Average notional value — buy protection	$8,150,000
Average notional value — sell protection	$26,550,250
Interest rate swaps
Average notional value — pays fixed rate	$26,623,074
Average notional value — received fixed rate	$22,623,074

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments Futures contracts	$47,332	$4,281
Options	—	635,594
Swaps — centrally cleared	—	16
Swaps — OTC(a)	1,511,455	5,090,070

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,558,787	$5,729,961

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(47,332)	(639,891)

Total derivative assets and liabilities subject to an MNA	$1,511,455	$5,090,070

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs International	$1,511,455	$(1,511,455)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)
Deutsche Bank AG	$1,555,920	$—	$—	$(1,360,000)	$195,920
Goldman Sachs International	2,838,232	(1,511,455)	—	(1,070,000)	256,777
J.P. Morgan Securities LLC	695,918	—	—	(500,000)	195,918

	$5,090,070	$(1,511,455)	$—	$(2,930,000)	$648,615

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$113,937	$—	$113,937
Non-Agency Mortgage-Backed Securities	—	156,094,827	2,449,586	158,544,413
U.S. Government Sponsored Agency Securities	—	1,363,743,371	2,957,100	1,366,700,471
Short-Term Securities
Money Market Funds	6,754,651	—	—	6,754,651
U.S. Treasury Obligations	—	87,530,457	—	87,530,457
Liabilities
TBA Sale Commitments	—	(346,205,585)	—	(346,205,585)

	$6,754,651	$1,261,277,007	$5,406,686	$1,273,438,344

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series M Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,136,806	$—	$1,136,806
Interest Rate Contracts	2,237,403	46,708	—	2,284,111
Liabilities
Credit Contracts	—	(3,193,944)	—	(3,193,944)
Interest Rate Contracts	(750,659)	(46,585)	—	(797,244)

	$1,486,744	$(2,057,015)	$—	$(570,271)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at fair value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) September 30, 2022	BATS: Series P Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Fixed-Income Funds — 23.0%
BATS: Series S Portfolio(a)	1,373,569	$12,279,706

Total Investments — 23.0% (Cost: $13,149,299)		12,279,706

Other Assets Less Liabilities — 77.0%		41,137,506

Net Assets — 100.0%		$53,417,212

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Income	Capital Gain Distributions from Underlying Funds
BATS: Series S Portfolio	$11,725,920	$ 1,012,000	$—	$—	$(458,214)	$12,279,706	1,373,569	$162,535	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bonds	1	12/20/22	$137	$(13,564)
U.S. Treasury Notes (5 Year)	40	12/30/22	4,300	(142,978)

				(156,542)

Short Contracts
U.S. Treasury Bonds (30 Year)	2	12/20/22	253	21,244
U.S. Treasury Notes (10 Year)	251	12/20/22	28,128	1,374,654
U.S. Ultra Treasury Bonds (10 Year)	271	12/20/22	32,109	1,860,284
U.S. Treasury Notes (2 Year)	31	12/30/22	6,367	99,378

				3,355,560

				$3,199,018

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.05%	Quarterly	1-day Overnight Fed Funds Effective Rate, 3.08%	Quarterly	10/21/22	USD 3,287	$21,339	$—	$21,339
SOFR, 2.98%	Quarterly	0.05%	Quarterly	10/21/22	USD 3,287	(20,972)	—	(20,972)
0.18%	Quarterly	1-day Overnight Fed Funds Effective Rate, 3.08%	Quarterly	10/21/25	USD 3,167	364,765	—	364,765
SOFR, 2.98%	Quarterly	0.17%	Quarterly	10/21/25	USD 3,167	(362,053)	—	(362,053)
2.90%	Semi-Annual	3-month LIBOR, 3.75%	Quarterly	11/15/27	USD 2	94	—	94
0.56%	Quarterly	1-day Overnight Fed Funds Effective Rate, 3.08%	Quarterly	10/21/30	USD 336	72,738	—	72,738
SOFR, 2.98%	Quarterly	0.53%	Quarterly	10/21/30	USD 336	(73,181)	—	(73,181)
0.75%	Quarterly	SOFR, 2.98%	Quarterly	10/21/35	USD 22	6,343	—	6,343

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series P Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day Overnight Fed Funds Effective Rate, 3.08%	Quarterly	0.79%	Quarterly	10/21/35	USD 22	$(6,259)	$—	$(6,259)
0.84%	Quarterly	SOFR, 2.98%	Quarterly	10/21/40	USD 39	13,511	—	13,511
1-day Overnight Fed Funds Effective Rate, 3.08%	Quarterly	0.91%	Quarterly	10/21/40	USD 39	(13,205)	—	(13,205)
0.91%	Quarterly	SOFR, 2.98%	Quarterly	10/21/50	USD 22	8,812	—	8,812
1-day Overnight Fed Funds Effective Rate, 3.08%	Quarterly	0.99%	Quarterly	10/21/50	USD 22	(8,504)	—	(8,504)

						$3,428	$—	$3,428

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$ —	$ —	$ 487,602	$ (484,174)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$ 3,355,560	$—	$ 3,355,560
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	487,602	—	487,602

	$—	$—	$—	$—	$ 3,843,162	$—	$ 3,843,162

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$ 156,542	$—	$ 156,542
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	484,174	—	484,174

	$—	$—	$—	$—	$ 640,716	$—	$ 640,716

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E S O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series P Portfolio

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$4,593,580	$—	$4,593,580
Swaps	—	—	—	—	4,519	—	4,519

	$—	$—	$—	$—	$ 4,598,099	$—	$ 4,598,099

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,328,089	$—	$1,328,089
Swaps	—	—	—	—	1,310	—	1,310

	$—	$—	$—	$—	$ 1,329,399	$—	$ 1,329,399

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,811,203
Average notional value of contracts — short	$68,406,493
Interest rate swaps
Average notional value — pays fixed rate	$6,873,052
Average notional value — received fixed rate	$6,875,052

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Investment Companies	$12,279,706	$—	$—	$12,279,706

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$3,355,560	$487,602	$—	$3,843,162
Liabilities
Interest Rate Contracts	(156,542)	(484,174)	—	(640,716)

	$3,199,018	$3,428	$—	$3,202,446

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
AGL CLO 3 Ltd., Series 2020-3A, Class A, (3 mo. LIBOR US + 1.30%), 3.81%, 01/15/33(a)(b)	USD	250	$242,113
American Express Credit Account Master Trust
Series 2021-1, Class A, 0.90%, 11/15/26		1,385	1,279,526
Series 2022-1, Class A, 2.21%, 03/15/27		1,711	1,614,331
Series 2022-2, Class A, 3.39%, 05/15/27		3,884	3,757,669
Series 2022-3, Class A, 3.75%, 08/15/27		5,051	4,920,320
AmeriCredit Automobile Receivables Trust
Series 2021-1, Class A3, 0.37%, 08/18/25		1,327	1,304,445
Series 2021-3, Class A3, 0.76%, 08/18/26		1,400	1,339,899
Series 2022-1, Class A3, 2.45%, 11/18/26		797	772,674
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, (3 mo. LIBOR US + 1.09%), 3.88%, 01/28/31(a)(b)		470	461,907
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.10%), 3.92%, 05/15/36(a)(b)		500	485,435
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 4.28%, 11/21/30(a)(b)		800	759,486
BA Credit Card Trust, Series 2022-A1, Class A1, 3.53%, 11/15/27		4,763	4,620,219
Bain Capital Credit CLO Ltd., Series 2021-5A, Class B, (3 mo. LIBOR US + 1.65%), 4.43%, 10/23/34(a)(b)		500	468,465
Benefit Street Partners CLO III Ltd., Series 2013-IIIA,
Class A1R2, (3 mo. LIBOR US + 1.00%), 3.71%, 07/20/29(a)(b)		767	758,767
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.10%), 3.81%, 01/20/31(a)(b)		500	488,234
BHG Securitization Trust, Series 2022-B, Class A, 3.75%, 06/18/35(a)		122	119,772
Birch Grove CLO 2 Ltd., Series 2021-2A, Class B, (3 mo. LIBOR US + 1.75%), 4.49%, 10/19/34(a)(b)		250	235,832
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, (3 mo. LIBOR US + 1.75%), 4.53%, 07/25/34(a)(b)		250	235,271
BMW Vehicle Owner Trust
Series 2019-A, Class A4, 1.95%, 01/26/26		1,290	1,274,863
Series 2022-A, Class A3, 3.21%, 08/25/26		2,722	2,648,827
Canyon CLO Ltd., Series 2021-4A, Class B, (3 mo. LIBOR US + 1.70%), 4.21%, 10/15/34(a)(b)		250	234,884
Capital One Multi-Asset Execution Trust
Series 2022-A1, Class A1, 2.80%, 03/15/27		3,331	3,188,264
Series 2022-A2, Class A, 3.49%, 05/15/27		7,105	6,888,647
Capital One Prime Auto Receivables Trust,
Series 2022-2, Class A3, 3.66%, 05/17/27		2,113	2,064,333
CarMax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25		1,077	1,042,755
Series 2021-2, Class A3, 0.52%, 02/17/26		910	879,677
Series 2022-2, Class A3, 3.49%, 02/16/27		3,234	3,153,922
Series 2022-3, Class A3, 3.97%, 04/15/27		1,390	1,363,124
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class A1, (3 mo. LIBOR US + 1.00%), 3.71%, 01/20/31(a)(b)		1,500	1,468,064
Series 2018-7A, Class A2, (3 mo. LIBOR US + 1.13%), 3.84%, 01/20/31(a)(b)		875	840,388
CIFC Funding Ltd., Series 2014-3A, Class A1R2,
(3 mo. LIBOR US + 1.20%), 3.96%, 10/22/31(a)(b)		1,000	970,000
CNH Equipment Trust
Series 2019-B, Class A3, 2.52%, 08/15/24		249	248,292
Series 2022-B, Class A3, 3.89%, 08/16/27		614	600,100

Security		Par (000)	Value

Asset- Backed Securities (continued)
College Ave Student Loans LLC
Series 2021-B, Class A1, (1 mo. LIBOR US + 0.80%), 3.88%, 06/25/52(a)(b)	USD	241	$232,333
Series 2021-C, Class B, 2.72%, 07/26/55(a)		100	84,733
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class A, 2.01%, 02/15/29(a)		211	210,722
Series 2020-2A, Class A, 1.37%, 07/16/29(a)		192	189,254
Series 2021-2A, Class A, 0.96%, 02/15/30(a)		970	924,958
Series 2022-1A, Class A, 4.60%, 06/15/32(a)		780	760,710
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3 mo. LIBOR US + 1.24%), 3.75%, 07/15/36(a)(b)		250	240,232
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class A2, (3 mo. LIBOR US + 1.75%), 4.26%, 10/15/36(a)(b)		250	237,910
Discover Card Execution Notes Trust
Series 2017-A5, Class A5, (1 mo. LIBOR US + 0.60%), 3.42%, 12/15/26(b)		925	924,538
Series 2022-A3, Class A3, 3.56%, 07/15/27		4,148	4,030,492
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)		722	697,062
Drive Auto Receivables Trust, Series 2021-3, Class A3, 0.79%, 10/15/25		1,400	1,382,872
Dryden 36 Senior Loan Fund, Series 2014-36A, Class AR3, (3 mo. LIBOR US + 1.02%), 3.53%, 04/15/29(a)(b)		232	228,769
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2, (3 mo. LIBOR US + 1.04%), 3.75%, 04/20/34(a)(b)		1,000	962,420
Dryden 45 Senior Loan Fund, Series 2016-45A, Class BR, (3 mo. LIBOR US + 1.70%), 4.21%, 10/15/30(a)(b)		700	657,911
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.80%, 11/25/45(a)		86	73,182
ELFI Graduate Loan Program LLC, Series 2022-A, Class A, 4.51%, 08/26/47(a)		558	537,308
Enterprise Fleet Financing LLC, Series 2020-1, Class A2, 1.78%, 12/22/25(a)		386	383,807
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26(a)		678	655,801
Fairstone Financial Issuance Trust, Series 2020-1A, Class A, 2.51%, 10/20/39(a)	CAD	510	360,169
Ford Credit Auto Owner Trust
Series 2021-A, Class A3, 0.30%, 08/15/25	USD	506	491,123
Series 2022-B, Class A4, 3.93%, 08/15/27		417	407,477
FS Rialto Issuer Ltd., Series 2021-FL2, Class A,
(1 mo. LIBOR US + 1.22%), 4.16%, 05/16/38(a)(b)		310	301,525
Galaxy XIX CLO Ltd., Series 2015-19A, Class A2RR,
(3 mo. LIBOR US + 1.40%), 4.18%, 07/24/30(a)(b)		250	238,439
Generate CLO 2 Ltd., Series 2A, Class AR, (3 mo. LIBOR US + 1.15%), 3.91%, 01/22/31(a)(b)		1,500	1,467,091
GM Financial Consumer Automobile Receivables
Trust
Series 2022-1, Class A4, 1.51%, 04/17/28		277	253,680
Series 2022-2, Class A3, 3.10%, 02/16/27		196	189,926
Series 2022-2, Class A4, 3.25%, 04/17/28		629	600,944
Series 2022-3, Class A4, 3.71%, 12/16/27		887	856,443
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/48(a)		155	124,324
Series 2021-5CS, Class A, 2.31%, 10/20/48(a)		137	113,747
Series 2022-1GS, Class A, 2.70%, 01/20/49(a)		116	98,039
Series 2022-2CS, Class A, 4.00%, 04/20/49(a)		82	74,961

S C H E D U L E S O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset- Backed Securities (continued)
GoodLeap Sustainable Home Solutions Trust
Series 2022-3CS, Class A, 4.95%, 07/20/49(a)	USD	860	$824,041
Honda Auto Receivables Owner Trust
Series 2019-3, Class A4, 1.85%, 08/15/25		790	787,054
Series 2019-4, Class A4, 1.87%, 01/20/26		500	493,405
Series 2020-1, Class A4, 1.63%, 10/21/26		900	881,604
Series 2021-1, Class A3, 0.27%, 04/21/25		898	871,481
Hyundai Auto Receivables Trust
Series 2021-C, Class A3, 0.74%, 05/15/26		700	660,359
Series 2022-B, Class A3, 3.72%, 11/16/26		507	497,245
Jamestown CLO XVI Ltd., Series 2021-16A, Class B, (3 mo. LIBOR US + 1.80%), 4.58%, 07/25/34(a)(b)		250	234,425
John Deere Owner Trust, Series 2021-A, Class A2, 0.20%, 12/15/23		226	225,448
Lendmark Funding Trust, Series 2021-1A, Class A, 1.90%, 11/20/31(a)		330	277,252
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, (1 mo. LIBOR US + 1.30%), 4.12%, 07/15/36(a)(b)		220	213,125
Mariner Finance Issuance Trust
Series 2020-AA, Class A, 2.19%, 08/21/34(a)		284	274,140
Series 2021-AA, Class A, 1.86%, 03/20/36(a)		140	117,430
Mosaic Solar Loan Trust
Series 2022-1A, Class A, 2.64%, 01/20/53(a)		213	185,195
Series 2022-2A, Class A, 4.38%, 01/21/53(a)		183	172,278
Navient Private Education Loan Trust
Series 2020-A, Class A2B, (1 mo. LIBOR US + 0.90%), 3.72%, 11/15/68(a)(b)		1,623	1,600,142
Series 2020-IA, Class A1A, 1.33%, 04/15/69(a)		1,036	899,718
Navient Private Education Refi Loan Trust
Series 2019-CA, Class A2, 3.13%, 02/15/68(a)		334	320,033
Series 2019-GA, Class A, 2.40%, 10/15/68(a)		122	112,846
Series 2020-BA, Class A2, 2.12%, 01/15/69(a)		422	386,360
Series 2020-DA, Class A, 1.69%, 05/15/69(a)		539	486,656
Series 2020-FA, Class A, 1.22%, 07/15/69(a)		759	683,768
Series 2021-A, Class A, 0.84%, 05/15/69(a)		88	77,119
Series 2021-BA, Class A, 0.94%, 07/15/69(a)		532	457,170
Series 2021-DA, Class A, (Prime Rate + (1.99)%),
3.51%, 04/15/60(a)(b)		516	471,578
Series 2022-BA, Class A, 4.16%, 10/15/70(a)		1,603	1,544,573
Nelnet Student Loan Trust
Series 2021-A, Class APT2, 1.36%, 04/20/62(a)		778	687,096
Series 2021-CA, Class AFL, (1 mo. LIBOR US + 0.74%), 3.73%, 04/20/62(a)(b)		585	566,467
OCP CLO Ltd., Series 2020-19A, Class BR, (3 mo. LIBOR US + 1.70%), 4.41%, 10/20/34(a)(b)		250	234,511
Octagon 56 Ltd., Series 2021-1A, Class B, (3 mo. LIBOR US + 1.65%), 4.16%, 10/15/34(a)(b)		300	279,782
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 0.97%), 3.48%, 04/15/31(a)(b)		435	424,789
OneMain Direct Auto Receivables Trust, Series 2021- 1A, Class A, 0.87%, 07/14/28(a)		1,990	1,840,608
OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.13%, 05/14/35(a)		689	654,435
OZLM XXII Ltd., Series 2018-22A, Class A2, (3 mo. LIBOR US + 1.50%), 4.24%, 01/17/31(a)(b)		250	232,375
Palmer Square CLO Ltd.
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.13%), 3.87%, 01/17/31(a)(b)		1,250	1,228,666
Series 2018-2A, Class A1A, (3 mo. LIBOR US + 1.10%), 3.84%, 07/16/31(a)(b)		250	243,204

Security		Par (000)	Value

Asset- Backed Securities (continued)
Park Avenue Institutional Advisers CLO Ltd.,
Series 2018-1A, Class A1AR, (3 mo. LIBOR US + 1.00%), 3.71%, 10/20/31(a)(b)	USD	750	$726,677
PFS Financing Corp.
Series 2020-A, Class A, 1.27%, 06/15/25(a)		1,000	972,352
Series 2020-G, Class A, 0.97%, 02/15/26(a)		370	348,792
Series 2021-A, Class A, 0.71%, 04/15/26(a)		230	214,585
Series 2022-D, Class A, 4.27%, 08/15/27(a)		706	683,727
Pikes Peak CLO 8, Series 2021-8A, Class B, (3 mo. LIBOR US + 1.75%), 4.46%, 07/20/34(a)(b)		250	235,799
Prodigy Finance DAC, Series 2021-1A, Class A, (1 mo. LIBOR US + 1.25%), 4.33%, 07/25/51(a)(b)		132	128,914
Progress Residential Trust, Series 2021-SFR10, Class A, 2.39%, 12/17/40(a)		527	442,521
Regional Management Issuance Trust
Series 2021-2, Class A, 1.90%, 08/15/33(a)		421	345,868
Series 2022-1, Class B, 3.71%, 03/15/32(a)		100	88,409
Santander Drive Auto Receivables Trust
Series 2021-4, Class A3, 0.51%, 08/15/25		523	519,267
Series 2022-3, Class A3, 3.40%, 12/15/26		1,080	1,060,431
SLM Student Loan Trust, Series 2013-4, Class A, (1 mo. LIBOR US + 0.55%), 3.63%, 06/25/43(b)		198	193,220
SMB Private Education Loan Trust
Series 2016-A, Class A2B, (1 mo. LIBOR US + 1.50%), 4.32%, 05/15/31(a)(b)		473	472,359
Series 2016-B, Class A2B, (1 mo. LIBOR US + 1.45%), 4.27%, 02/17/32(a)(b)		498	497,054
Series 2017-A, Class A2B, (1 mo. LIBOR US + 0.90%), 3.72%, 09/15/34(a)(b)		1,202	1,187,312
Series 2019-B, Class A2B, (1 mo. LIBOR US + 1.00%), 3.82%, 06/15/37(a)(b)		934	919,692
Series 2021-A, Class A2A1, (1 mo. LIBOR US + 0.73%), 3.55%, 01/15/53(a)(b)		1,114	1,069,125
Series 2021-A, Class APL, 0.00%, 01/15/53(a)		1,308	1,256,322
Series 2022-A, Class APT, 2.85%, 11/16/54(a)		893	812,170
Series 2022-B, Class A1A, 3.94%, 02/16/55(a)		922	859,515
SoFi Professional Loan Program LLC
Series 2016-C, Class A2B, 2.36%, 12/27/32(a)		1	619
Series 2016-D, Class A2B, 2.34%, 04/25/33(a)		12	12,030
SoFi Professional Loan Program Trust
Series 2020-A, Class A2FX, 2.54%, 05/15/46(a)		278	259,541
Series 2020-C, Class AFX, 1.95%, 02/15/46(a)		361	327,742
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3 mo.
LIBOR US + 1.12%), 3.63%, 01/15/34(a)(b)		1,000	953,750
Toyota Auto Receivables Owner Trust
Series 2020-C, Class A4, 0.57%, 10/15/25		2,500	2,377,302
Series 2022-B, Class A3, 2.93%, 09/15/26		1,241	1,202,955
Series 2022-B, Class A4, 3.11%, 08/16/27		573	543,496
Toyota Lease Owner Trust, Series 2021-A, Class A2, 0.27%, 09/20/23(a)		69	68,840
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24		209	207,869
Volkswagen Auto Loan Enhanced Trust,
Series 2021-1, Class A3, 1.02%, 06/22/26		1,223	1,158,885
Voya CLO Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.15%), 3.66%, 10/15/31(a)(b)		1,000	970,000
Westlake Automobile Receivables Trust, Series 2021-1A, Class A2A, 0.39%, 10/15/24(a)		257	255,353

Total Asset-Backed Securities — 26.2% (Cost: $115,646,288)			111,242,278

84	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds

Aerospace & Defense — 0.2%
Boeing Co.
2.80%, 03/01/23	USD	450	$446,795
2.20%, 02/04/26		200	177,487
Raytheon Technologies Corp., 3.65%, 08/16/23		30	29,709

			653,991

Automobiles — 0.9%
Daimler Trucks Finance North America LLC, 2.00%, 12/14/26(a)		150	129,080
Honda Motor Co. Ltd., 2.53%, 03/10/27		350	316,518
Mercedes-Benz Finance North America LLC, 1.45%, 03/02/26(a)		315	276,781
Nissan Motor Co.Ltd.
3.52%, 09/17/25(a)		1,945	1,788,825
2.65%, 03/17/26(c)	EUR	100	90,028
3.20%, 09/17/28(c)		155	129,972
Stellantis NV
2.38%, 04/14/23(c)		695	679,296
3.75%, 03/29/24(c)		135	132,766
Traton Finance Luxembourg SA, 1.63%, 06/14/24(c)		500	460,259

			4,003,525

Banks — 10.2%
Banco Santander SA, 2.75%, 05/28/25	USD	600	548,610
Bank Leumi Le-Israel BM, 3.28%, 01/29/31(a)(c)		200	170,125
Bank of America Corp.
3.00%, 12/20/23		2,475	2,461,859
3.55%, 03/05/24		2,340	2,321,587
1.84%, 02/04/25		500	475,168
0.98%, 09/25/25		1,600	1,455,733
1.53%, 12/06/25		1,610	1,472,675
1.32%, 06/19/26		234	207,698
4.83%, 07/22/26		1,460	1,427,433
1.20%, 10/24/26		770	671,866
Bank of Montreal, Series H, 4.25%, 09/14/24		890	875,556
Barclays PLC
1.01%, 12/10/24		1,200	1,129,507
3.93%, 05/07/25		800	769,388
5.50%, 08/09/28		595	557,775
BPCE SA, 2.05%, 10/19/27(a)		295	248,374
Citigroup, Inc.
0.98%, 05/01/25		1,150	1,065,523
3.29%, 03/17/26		490	462,616
3.11%, 04/08/26		1,665	1,560,552
5.61%, 09/29/26		570	566,855
1.12%, 01/28/27		100	85,551
1.46%, 06/09/27		580	493,811
Cooperatieve Rabobank UA, 1.34%, 06/24/26(a)		270	239,283
Credit Agricole SA, 1.25%, 01/26/27(a)		250	212,837
Danske Bank A/S
0.98%, 09/10/25(a)		600	543,307
1.62%, 09/11/26(a)		1,305	1,129,377
Discover Bank, 2.45%, 09/12/24		250	236,460
HSBC Holdings PLC
3.00%, 03/10/26		420	388,335
2.25%, 11/22/27		865	726,763
Huntington Bancshares, Inc., 4.44%, 08/04/28		470	443,780
ING Groep NV
0.10%, 09/03/25(c)	EUR	100	91,142
1.73%, 04/01/27	USD	280	240,045
1.38%, 01/11/28(c)	EUR	200	169,155

Security		Par (000)	Value

Banks (continued)
JPMorgan Chase & Co.
0.70%, 03/16/24	USD	470	$460,081
1.51%, 06/01/24		420	410,035
3.80%, 07/23/24		632	623,361
4.02%, 12/05/24		1,975	1,943,331
2.30%, 10/15/25		940	881,507
2.60%, 02/24/26		900	837,251
2.08%, 04/22/26		821	748,004
1.05%, 11/19/26		800	691,947
4.85%, 07/25/28		600	576,104
KeyBank N.A./Cleveland OH, 4.15%, 08/08/25		525	508,879
Mitsubishi UFJ Financial Group, Inc.
1.41%, 07/17/25		965	865,064
4.79%, 07/18/25		1,420	1,401,351
Mizuho Financial Group, Inc., 1.23%, 05/22/27		200	169,012
NatWest Group PLC
2.36%, 05/22/24		645	629,848
1.64%, 06/14/27		1,145	961,288
NatWest Markets PLC, 1.60%, 09/29/26(a)		427	360,569
Nordea Bank Abp, 1.50%, 09/30/26(a)		850	724,446
PSA Banque France SA, 0.75%, 04/19/23(c)	EUR	755	730,082
Standard Chartered PLC, 0.99%, 01/12/25(a)	USD	535	500,990
Sumitomo Mitsui Financial Group, Inc., 0.95%, 01/12/26		825	714,427
Svenska Handelsbanken AB, 1.42%, 06/11/27(a)		550	473,778
Swedbank AB, 5.34%, 09/20/27(a)		630	610,403
U.S. Bancorp
2.22%, 01/27/28		600	528,482
4.55%, 07/22/28		560	539,647
UniCredit SpA, 2.57%, 09/22/26(a)		570	488,391
Wells Fargo & Co.
3.91%, 04/25/26		1,385	1,324,015
3.53%, 03/24/28		1,005	910,246

			43,061,285

Beverages — 0.1%
Asahi Group Holdings Ltd., 0.01%, 04/19/24(c)	EUR	525	490,202

Biotechnology — 0.5%
AbbVie, Inc.
2.60%, 11/21/24	USD	260	247,423
3.80%, 03/15/25		700	677,953
2.95%, 11/21/26		575	526,791
0.75%, 11/18/27	EUR	175	147,818
Gilead Sciences, Inc.
3.65%, 03/01/26	USD	335	318,426
2.95%, 03/01/27		350	319,068

			2,237,479

Capital Markets — 3.1%
Bank of New York Mellon Corp.
3.43%, 06/13/25		950	925,592
4.41%, 07/24/26		605	591,098
Blackstone Private Credit Fund
3.25%, 03/15/27		800	662,280
4.00%, 01/15/29		305	244,320
Credit Suisse AG, 2.95%, 04/09/25		415	381,680
Credit Suisse Group AG, 3.25%, 04/02/26(c)	EUR	385	357,196
Deutsche Bank AG
1.45%, 04/01/25	USD	345	317,405
2.55%, 01/07/28		1,330	1,079,748
Goldman Sachs Group, Inc.
0.66%, 09/10/24		620	590,181
3.50%, 01/23/25		450	432,430

S C H E D U L E S O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. 3.27%, 09/29/25	USD	1,410	$1,343,079
2.64%, 02/24/28		410	355,732
Series VAR, 1.09%, 12/09/26		500	431,463
Intercontinental Exchange, Inc., 4.00%, 09/15/27		839	796,406
Morgan Stanley
3.13%, 01/23/23		170	169,442
0.53%, 01/25/24		285	280,355
0.73%, 04/05/24		70	68,310
0.79%, 01/22/25		1,100	1,030,433
0.79%, 05/30/25		500	460,201
0.99%, 12/10/26		735	633,781
2.48%, 01/21/28		585	511,290
UBS Group AG
1.01%, 07/30/24(a)		645	622,297
1.25%, 09/01/26(c)	EUR	200	175,598
4.70%, 08/05/27(a)	USD	605	573,541
			13,033,858

Chemicals — 0.5%
International Flavors & Fragrances, Inc., 1.23%, 10/01/25(a)		1,497	1,311,867
LYB International Finance III LLC, 1.25%, 10/01/25		491	431,429
Sherwin-Williams Co, 4.25%, 08/08/25		225	219,614
			1,962,910

Commercial Services & Supplies — 0.3%
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25		640	597,215
Conti-Gummi Finance BV, 1.13%, 09/25/24(c)	EUR	395	370,414
Republic Services, Inc., 0.88%, 11/15/25	USD	365	320,835
			1,288,464

Consumer Finance — 2.5%
American Express Co., 2.55%, 03/04/27		1,105	984,233
Capital One Financial Corp.
3.90%, 01/29/24		400	394,168
3.20%, 02/05/25		400	379,944
2.64%, 03/03/26		1,020	947,735
4.93%, 05/10/28		620	590,697
Ford Motor Credit Co. LLC, 5.58%, 03/18/24		500	490,150
General Motors Financial Co., Inc.
2.90%, 02/26/25		600	560,585
1.50%, 06/10/26		155	131,730
2.35%, 02/26/27		700	593,957
2.70%, 08/20/27		300	254,016
Hyundai Capital America, 1.65%, 09/17/26(a)		415	349,737
Nissan Motor Acceptance Co. LLC,
2.00%, 03/09/26(a)		600	507,433
Synchrony Financial
4.38%, 03/19/24		1,150	1,129,378
4.88%, 06/13/25		24	23,153
4.50%, 07/23/25		582	555,079
Toyota Motor Credit Corp., 4.40%, 09/20/24		1,580	1,570,008
Volkswagen Leasing GmbH
1.00%, 02/16/23(c)	EUR	930	907,602
1.63%, 08/15/25(c)		125	115,498
			10,485,103

Containers & Packaging — 0.1%
Sonoco Products Co., 2.25%, 02/01/27	USD	325	287,833

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24		250	235,104

Security		Par (000)	Value
Diversified Financial Services (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 01/15/25	USD	450	$422,884
2.45%, 10/29/26		510	430,239
Aviation Capital Group LLC, 1.95%, 09/20/26(a)		640	518,311
LSEGA Financing PLC, 1.38%, 04/06/26(a)		816	714,932
			2,321,470

Diversified Telecommunication Services — 0.7%
AT&T Inc., 1.70%, 03/25/26		1,265	1,124,951
NTT Finance Corp., 4.37%, 07/27/27(a)		275	266,729
Verizon Communications, Inc.
2.10%, 03/22/28		855	721,802
3.88%, 02/08/29		195	178,012
1.75%, 01/20/31		700	524,975
			2,816,469

Electric Utilities — 1.2%
Edison International, 4.70%, 08/15/25		860	833,181
Enel Finance International NV, 1.13%, 09/16/26(c)	EUR	225	198,685
Eversource Energy, 2.90%, 03/01/27	USD	750	680,595
Exelon Corp., 2.75%, 03/15/27(a)		170	152,310
National Grid Electricity Transmission PLC, 0.19%, 01/20/25(c)	EUR	295	269,693
NextEra Energy Capital Holdings, Inc., 1.88%, 01/15/27	USD	550	477,283
Pacific Gas & Electric Co., 3.45%, 07/01/25		255	237,184
Southern Co., 4.48%, 08/01/24(d)		1,490	1,471,262
Texas Electric Market Stabilization Funding N LLC,
Series A-1, 4.27%, 08/01/34(a)		340	326,383
Virginia Electric and Power Co., Series B, 3.75%, 05/15/27		355	335,117

			4,981,693

Electrical Equipment — 0.1%
Amphenol Technologies Holding GmbH
0.75%, 05/04/26(c)	EUR	100	89,000
2.00%, 10/08/28(c)		150	132,589

			221,589

Energy Equipment & Services — 0.1%
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25	USD	360	326,709

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.
3.00%, 06/15/23		82	80,945
2.40%, 03/15/25		1,405	1,304,297
1.30%, 09/15/25		450	399,080
0.45%, 01/15/27	EUR	390	323,744
0.50%, 01/15/28		100	79,310
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29(a)	USD	200	166,287
Crown Castle, Inc.
1.35%, 07/15/25		1,050	942,265
3.70%, 06/15/26		500	469,612
Digital Euro Finco LLC, 2.63%, 04/15/24(c)	EUR	515	490,069
Equinix, Inc., 1.25%, 07/15/25	USD	1,050	939,049
Healthpeak Properties, Inc., 1.35%, 02/01/27		220	186,302
VICI Properties LP, 4.38%, 05/15/25		730	695,062
			6,076,022

Food & Staples Retailing — 0.5%
7-Eleven, Inc. 0.80%, 02/10/24(a)		1,394	1,317,767

86	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
7-Eleven, Inc. 0.95%, 02/10/26(a)	USD	125	$107,804
CVS Health Corp., 1.30%, 08/21/27		810	674,835
			2,100,406

Food Products — 0.2%
General Mills, Inc., 0.45%, 01/15/26	EUR	385	341,493
Kraft Heinz Foods Co., 3.00%, 06/01/26	USD	400	368,819
			710,312
Health Care Providers & Services — 0.4%
Becton Dickinson Euro Finance Sarl
0.63%, 06/04/23	EUR	665	642,681
1.21%, 06/04/26		100	89,936
Elevance Health, Inc., 2.95%, 12/01/22	USD	50	49,898
Fresenius Finance Ireland PLC, 1.73%, 10/01/25(c)	EUR	310	271,994
HCA, Inc.
5.25%, 04/15/25	USD	400	391,806
3.13%, 03/15/27(a)		305	270,013
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25		114	101,631
			1,817,959
Household Durables — 0.0%
DR Horton, Inc., 1.30%, 10/15/26		245	205,095
Industrial Conglomerates — 0.5%
CRH Finance DAC, 3.13%, 04/03/23(c)	EUR	690	677,944
General Electric Co., 1.88%, 05/28/27		175	156,728
Holcim Finance Luxembourg SA, 0.13%, 07/19/27(c)		285	233,465
John Deere Capital Corp., 4.05%, 09/08/25	USD	565	555,849
Roper Technologies, Inc., 1.00%, 09/15/25		465	412,695
			2,036,681
Insurance — 0.6%
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27		315	282,563
MassMutual Global Funding II, 2.80%, 03/21/25(a)		829	786,864
Met Tower Global Funding, 3.70%, 06/13/25(a)		800	771,291
Metropolitan Life Global Funding I, 2.80%, 03/21/25(a)		795	752,971
			2,593,689
Interactive Media & Services — 0.3%
Meta Platforms, Inc., 3.50%, 08/15/27(a)		1,395	1,304,483
Internet & Direct Marketing Retail — 0.0%
Booking Holdings, Inc., 1.80%, 03/03/27	EUR	200	181,034

IT Services — 0.5%
Global Payments, Inc.
1.20%, 03/01/26	USD	800	688,516
2.15%, 01/15/27		1,615	1,381,945
			2,070,461
Media — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		2,485	2,423,270
Comcast Corp., 2.35%, 01/15/27		1,620	1,452,768
Publicis Groupe SA, 1.63%, 12/16/24(c)	EUR	300	284,093
			4,160,131
Metals & Mining — 0.1%
Nucor Corp.
2.00%, 06/01/25	USD	90	83,070
4.30%, 05/23/27		525	502,588
Steel Dynamics, Inc., 2.40%, 06/15/25		25	23,113
			608,771

Security		Par (000)	Value
Multi-Utilities — 0.5%
Alliant Energy Finance LLC, 3.75%, 06/15/23(a)	USD	245	$241,886
ONE Gas, Inc., 1.10%, 03/11/24		1,492	1,428,306
Redexis Gas Finance BV, 1.88%, 05/28/25(c)	EUR	300	276,279
Sempra Energy, 3.30%, 04/01/25	USD	320	304,549
			2,251,020
Oil, Gas & Consumable Fuels — 1.2%
BP Capital Markets PLC, 1.95%, 03/03/25(c)	EUR	360	342,122
Canadian Natural Resources Ltd., 2.95%, 01/15/23	USD	125	124,380
Enbridge, Inc., 2.50%, 02/14/25		670	629,292
Energy Transfer LP
3.60%, 02/01/23		150	149,361
4.50%, 04/15/24		500	492,124
2.90%, 05/15/25		910	848,208
Kinder Morgan, Inc., 4.30%, 06/01/25		800	780,067
Marathon Petroleum Corp., 4.70%, 05/01/25		235	230,727
MPLX LP, 1.75%, 03/01/26		655	573,113
Pioneer Natural Resources Co., 1.13%, 01/15/26		310	271,024
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24		500	501,830
TotalEnergies Capital International SA, 0.75%, 07/12/28(c)	EUR	200	168,651
			5,110,899
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30(a)	USD	200	163,350
Fibria Overseas Finance Ltd., 5.50%, 01/17/27		26	24,819
Inversiones CMPC SA, 4.38%, 04/04/27(a)		200	181,475
Suzano Austria GmbH
5.75%, 07/14/26(a)		200	194,125
3.75%, 01/15/31		29	22,620
			586,389
Pharmaceuticals — 0.0%
Bayer AG, 0.75%, 01/06/27(c)	EUR	200	171,867
Professional Services — 0.0%
Wolters Kluwer NV, 3.00%, 09/23/26(c)		100	96,714
Road & Rail — 0.6%
Canadian Pacific Railway Co., 1.75%, 12/02/26	USD	245	214,529
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.70%, 03/14/23(a)		505	499,657
1.20%, 11/15/25(a)		1,130	981,773
Ryder System, Inc., 2.85%, 03/01/27		370	331,672
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26(a)		570	474,779
2.30%, 06/15/28(a)		200	157,768
			2,660,178
Semiconductors & Semiconductor Equipment — 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
3.88%, 01/15/27		1,200	1,103,855
Broadcom, Inc., 3.63%, 10/15/24		1,515	1,474,218
Intel Corp., 3.75%, 08/05/27		320	303,816
NXP BV/NXP Funding LLC, 4.88%, 03/01/24		1,800	1,782,864
NXP BV/NXP Funding LLC/NXP U.S.A., Inc., 2.70%, 05/01/25		1,465	1,355,400

			6,020,153
Software — 0.8%
Oracle Corp.
1.65%, 03/25/26		1,375	1,204,778
2.65%, 07/15/26		43	38,699

S C H E D U L E S O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
VMware, Inc., 1.40%, 08/15/26	USD	2,280	$1,949,899
Workday, Inc., 3.50%, 04/01/27		200	184,998
			3,378,374
Specialty Retail — 0.3%
Home Depot, Inc., 4.00%, 09/15/25		120	118,092
Lowe’s Cos., Inc., 3.35%, 04/01/27		1,090	1,009,492
			1,127,584
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., 4.00%, 07/15/24		290	284,661
Tobacco — 0.7%
Altria Group, Inc., 2.35%, 05/06/25		260	240,809
BAT Capital Corp.
2.79%, 09/06/24		700	665,484
3.56%, 08/15/27		1,555	1,365,558
Louis Dreyfus Co. Finance BV, 2.38%, 11/27/25(c)	EUR	305	281,590
Philip Morris International, Inc., 0.13%, 08/03/26		320	270,905
			2,824,346
Trading Companies & Distributors — 0.1%
Air Lease Corp.
2.30%, 02/01/25	USD	240	220,828
1.88%, 08/15/26		285	241,532
			462,360
Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25(a)		250	246,397
T-Mobile U.S.A., Inc.
1.50%, 02/15/26		224	196,607
2.25%, 02/15/26		57	51,002
3.75%, 04/15/27		900	830,557
			1,324,563
Total Corporate Bonds — 32.6%
(Cost: $149,553,283)			138,336,732

Foreign Agency Obligations

Canada — 0.3%
CPPIB Capital, Inc., 0.50%, 09/16/24(a)		1,480	1,371,706
Colombia — 0.1%
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(a)		200	178,100
Panama — 0.0%
Banco Nacional de Panama, 2.50%, 08/11/30(a)		200	146,038
Peru — 0.1%
Consorcio Transmantaro SA, 4.70%, 04/16/34(a)		200	171,475
Qatar — 0.0%
Qatar Energy, 2.25%, 07/12/31(a)		200	161,000
Saudi Arabia — 0.1%
SABIC Capital I BV, 2.15%, 09/14/30(c)		232	185,643
Saudi Arabian Oil Co., 2.88%, 04/16/24(a)		220	212,575
			398,218
Total Foreign Agency Obligations — 0.6%
(Cost: $2,738,279)			2,426,537

Security		Par (000)	Value
Foreign Government Obligations
Chile — 0.0%
Republic of Chile, 3.24%, 02/06/28	USD	210	$188,974
Indonesia — 0.1%
Republic of Indonesia, 3.55%, 03/31/32		271	235,122
Mexico — 0.1%
United Mexican States, 4.75%, 04/27/32		251	225,273
Panama — 0.0%
Republic of Panama, 3.16%, 01/23/30		231	187,514
Peru — 0.0%
Republic of Peru
4.13%, 08/25/27		43	40,616
2.78%, 01/23/31		94	74,425
1.86%, 12/01/32		45	31,508

			146,549
Qatar — 0.1%
State of Qatar, 3.75%, 04/16/30(a)		251	234,999
Romania — 0.0%
Republic of Romania, 3.63%, 03/27/32(a)		86	61,936
Uruguay — 0.0%
Republic of Uruguay
4.38%, 10/27/27		40	39,370
4.38%, 01/23/31		63	60,277

			99,647
Total Foreign Government Obligations — 0.3%
(Cost: $1,645,550)			1,380,014

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.8%
Angel Oak Mortgage Trust
Series 2020-2, Class A1A, 2.53%, 01/26/65(a)(b)	163	150,853
Series 2022-1, Class A1, 2.88%, 12/25/66(a)(d)	278	240,161
Series 2022-2, Class A1, 3.35%, 01/25/67(a)(b)	329	295,514
Arroyo Mortgage Trust, Series 2022-2, Class A1,
4.95%, 07/25/57(a)(d)	294	283,358
Chase Home Lending Mortgage Trust, Series 2019-
ATR2, Class A3, 3.50%, 07/25/49(a)(b)	168	151,615
COLT Mortgage Loan Trust, Series 2022-3, Class A1,
3.90%, 02/25/67(a)(b)	142	129,065
Countrywide Home Loan Mortgage Pass-Through
Trust, Series 2004-HYB1, Class 2A, 3.02%, 05/20/34(b)	28	26,199
Credit Suisse Mortgage Capital Trust, Series 2022-
ATH1, Class A1A, 2.87%, 01/25/67(a)(b)	321	297,314
Flagstar Mortgage Trust, Series 2020-1INV,
Class A11, (1 mo. LIBOR US + 0.85%), 3.93%, 03/25/50(a)(b)	485	457,091
GCAT Trust, Series 2021-NQM7, Class A1, 1.92%, 08/25/66(a)(b)	285	254,153
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ2, Class A4, 2.50%, 06/25/52(a)(b)	558	443,453
Homeward Opportunities Fund I Trust, Series 2022-1,
Class A1, 5.08%, 07/25/67(a)(d)	201	195,279
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 06/25/29(a)(b)	331	309,839
Series 2016-2, Class A1, 3.72%, 06/25/46(a)(b)	108	99,297
Series 2022-INV3, Class A3B, 3.00%, 09/25/52(a)(b)	401	328,337

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Mello Mortgage Capital Acceptance, Series 2022- INV2, Class A3, 3.00%, 04/25/52(a)(b)	USD	459	$378,509
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/56(a)(b)		323	277,662
New Residential Mortgage Loan Trust, Series 2020- 1A, Class A1B, 3.50%, 10/25/59(a)(b)		389	362,293
OBX Trust
Series 2020-EXP3, Class 2A1B, (1 mo. LIBOR US + 0.90%), 3.98%, 01/25/60(a)(b)		1,000	977,212
Series 2022-INV3, Class A1, 3.00%, 02/25/52(a)(b)		207	171,136
PRKCM Trust, Series 2021-AFC2, Class A1, 2.07%, 11/25/56(a)(b)		364	300,219
RCKT Mortgage Trust, Series 2022-2, Class A1, 3.00%, 02/25/52(a)(b)		479	395,373
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 09/25/67(a)(d)		166	160,600
Starwood Mortgage Residential Trust, Series 2020-3, Class A1, 1.49%, 04/25/65(a)(b)		223	214,160
Verus Securitization Trust
Series 2022-1, Class A1, 2.72%, 01/25/67(a)(d)		166	146,284
Series 2022-3, Class A1, 4.13%, 02/25/67(a)(d)		413	378,585

			7,423,561
Commercial Mortgage-Backed Securities — 18.3%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (1 mo. LIBOR US + 0.88%), 3.59%, 09/15/34(a)(b)		600	584,157
Alen Mortgage Trust, Series 2021-ACEN, Class A, (1 mo. LIBOR US + 1.15%), 3.97%, 04/15/34(a)(b)		420	402,111
BANK
Series 2018-BN10, Class ASB, 3.64%, 02/15/61		2,375	2,266,607
Series 2019-BN18, Class A2, 3.47%, 05/15/62		1,250	1,210,655
Series 2022-BNK42, Class A5, 4.49%, 06/15/55(b)		350	331,680
Barclays Commercial Mortgage Trust
Series 2019-C3, Class B, 4.10%, 05/15/52		400	348,523
Series 2019-C4, Class B, 3.32%, 08/15/52		360	295,978
Series 2019-C5, Class ASB, 2.99%, 11/15/52		250	228,282
BBCMS Mortgage Trust, Series 2022-C16, Class A5, 4.60%, 06/15/55(b)		460	438,963
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1 mo. LIBOR US + 0.75%), 3.57%, 04/15/36(a)(b)		1,000	951,132
Benchmark Mortgage Trust
Series 2018-B1, Class ASB, 3.60%, 01/15/51(b)		2,500	2,381,478
Series 2018-B2, Class ASB, 3.78%, 02/15/51(b)		2,750	2,640,936
Series 2018-B5, Class C, 4.76%, 07/15/51(b)		500	432,840
Series 2022-B34, Class A5, 3.79%, 04/15/55(b)		505	450,045
Series 2022-B34, Class AM, 3.96%, 04/15/55(b)(e)		265	246,768
BX Commercial Mortgage Trust
Series 2019-XL, Class A, (1 mo. LIBOR US + 0.92%), 3.74%, 10/15/36(a)(b)		597	587,782
Series 2021-XL2, Class A, (1 mo. LIBOR US + 0.69%), 3.51%, 10/15/38(a)(b)		742	711,518
Series 2022-LP2, Class A, (1 mo. CME Term SOFR + 1.01%), 3.94%, 02/15/39(a)(b)		280	268,952
BX Trust
Series 2018-BILT, Class D, (1 mo. LIBOR US + 1.77%), 4.59%, 05/15/30(a)(b)		270	254,418
Series 2021-ARIA, Class A, (1 mo. LIBOR US + 0.90%), 3.72%, 10/15/36(a)(b)		795	754,167
Series 2022-IND, Class A, (1 mo. CME Term SOFR + 1.49%), 4.41%, 04/15/37(a)(b)		900	873,789
CD Mortgage Trust
Series 2016-CD2, Class A4, 3.53%, 11/10/49(b)		520	484,232

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CD Mortgage Trust Series 2017-CD5, Class A4, 3.43%, 08/15/50	USD	525	$482,598
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A3, 3.22%, 11/10/49(b)		820	753,787
CGMS Commercial Mortgage Trust, Series 2017-B1, Class AAB, 3.24%, 08/15/50		1,194	1,136,099
Citigroup Commercial Mortgage Trust
Series 2014-GC21, Class A5, 3.86%, 05/10/47		761	744,663
Series 2015-GC27, Class A5, 3.14%, 02/10/48		1,395	1,331,564
Series 2015-GC33, Class A4, 3.78%, 09/10/58		1,060	1,013,416
Series 2016-C2, Class AAB, 2.71%, 08/10/49		1,556	1,493,854
Series 2016-P4, Class AAB, 2.78%, 07/10/49		1,106	1,060,243
Series 2018-B2, Class A4, 4.01%, 03/10/51		535	498,792
Cold Storage Trust, Series 2020-ICE5, Class A, (1 mo. LIBOR US + 0.90%), 3.72%, 11/15/37(a)(b)		1,293	1,259,100
Commercial Mortgage Trust
Series 2013-CR10, Class A4, 4.21%, 08/10/46(b)		1,750	1,737,804
Series 2013-CR6, Class ASB, 2.62%, 03/10/46		87	87,143
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		27	26,834
Series 2013-CR8, Class B, 4.05%, 06/10/46(a)(b)		300	295,067
Series 2013-SFS, Class A1, 1.87%, 04/12/35(a)		33	32,064
Series 2014-CR14, Class ASB, 3.74%, 02/10/47		230	228,009
Series 2014-CR16, Class A4, 4.05%, 04/10/47		1,000	980,993
Series 2014-CR17, Class C, 4.94%, 05/10/47(b)		1,046	982,806
Series 2014-CR21, Class A3, 3.53%, 12/10/47		877	846,015
Series 2014-LC15, Class A4, 4.01%, 04/10/47		1,250	1,226,273
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	980,755
Series 2014-UBS6, Class ASB, 3.39%, 12/10/47		484	474,969
Series 2015-CR23, Class A2, 2.85%, 05/10/48		551	550,711
Series 2015-CR23, Class A4, 3.50%, 05/10/48		1,500	1,429,521
Series 2015-CR24, Class B, 4.49%, 08/10/48(b)		500	469,318
Series 2015-LC19, Class A4, 3.18%, 02/10/48		1,600	1,525,963
Series 2015-LC23, Class A4, 3.77%, 10/10/48		550	524,944
Series 2018-COR3, Class A3, 4.23%, 05/10/51		160	150,848
Credit Suisse Mortgage Capital Trust, Series 2021- 980M, Class C, 3.20%, 07/15/31(a)		170	144,402
Credit Suisse Mortgage Trust, Series 2022-NWPT, Class A, (1 mo. CME Term SOFR + 3.14%), 5.99%, 09/15/35(a)(b)		280	277,751
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.76%, 09/15/52		1,000	849,798
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A, (1 mo. LIBOR US + 0.70%), 3.52%, 11/15/38(a)(b)		290	276,196
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.73%, 04/25/48(a)(b)		290	278,317
GS Mortgage Securities Trust
Series 2013-GC13, Class A5, 4.18%, 07/10/46(b)		625	620,408
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		418	415,259
Series 2015-GC30, Class AAB, 3.12%, 05/10/50		533	521,845
Series 2015-GC34, Class A4, 3.51%, 10/10/48		1,250	1,182,085
Series 2015-GC34, Class AAB, 3.28%, 10/10/48		1,361	1,325,194
Series 2021-STAR, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 12/15/36(a)(b)		580	556,154
Series 2022-ECI, Class A, (1 mo. CME Term SOFR + 2.19%), 5.04%, 08/15/39(a)(b)		760	753,338
Series 2022-SHIP, Class A, (1 mo. CME Term SOFR + 0.73%), 3.58%, 08/15/36(a)(b)		650	639,052
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1 mo. LIBOR US + 1.15%), 3.97%, 05/15/38(a)(b)		552	537,777

S C H E D U L E S O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (1 mo. CME Term SOFR + 2.25%), 4.50%, 10/15/39(a)(b)	USD	500	$498,450
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35(a)		1,540	1,448,278
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. CME Term SOFR + 2.49%), 5.33%, 08/15/37(a)(b)		1,270	1,255,687
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5, 3.78%, 08/15/47		500	487,705
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		380	364,970
Series 2015-C28, Class ASB, 3.04%, 10/15/48		766	746,692
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-JP6, Class A3, 3.11%, 07/15/50		414	399,855
Series 2019-BKWD, Class A, (1 mo. LIBOR US + 1.00%), 4.07%, 09/15/29(a)(b)		207	204,067
Series 2019-MFP, Class A, (1 mo. LIBOR US + 0.96%), 3.78%, 07/15/36(a)(b)		720	706,963
Series 2021-MHC, Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 04/15/38(a)(b)		142	137,281
Series 2022-NXSS, Class A, (1 mo. CME Term SOFR + 2.18%), 5.13%, 08/15/39(a)(b)		180	178,195
Series 2022-OPO, Class B, 3.38%, 01/05/39(a)		150	127,414
Series 2022-OPO, Class D, 3.57%, 01/05/39(a)(b)		100	78,461
Life Mortgage Trust, Series 2021-BMR, Class A, (1 mo. LIBOR US + 0.70%), 3.52%, 03/15/38(a)(b)		531	510,182
MF1
Series 2021-W10, Class A, (1 mo. CME Term SOFR + 1.07%), 3.92%, 12/15/34(a)(b)		120	118,371
Series 2021-W10, Class B, (1 mo. CME Term SOFR + 1.37%), 4.22%, 12/15/34(a)(b)		100	97,889
MHC Commercial Mortgage Trust, Series 2021-MHC,
Class A, (1 mo. LIBOR US + 0.80%), 3.62%, 04/15/38(a)(b)		590	567,847
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10, Class A4, 4.21%, 07/15/46(b)		2,000	1,982,833
Series 2013-C7, Class A4, 2.92%, 02/15/46		2,326	2,318,943
Series 2013-C8, Class A4, 3.13%, 12/15/48		475	473,482
Series 2014-C15, Class A4, 4.05%, 04/15/47		1,850	1,817,722
Series 2015-C25, Class A4, 3.37%, 10/15/48		330	312,782
Series 2016-C30, Class ASB, 2.73%, 09/15/49		205	196,546
Series 2016-C31, Class A5, 3.10%, 11/15/49		2,525	2,313,908
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, (1 mo. CME Term SOFR + 1.40%), 4.24%, 03/15/39(a)(b)		700	680,767
One New York Plaza Trust, Series 2020-1NYP, Class A, (1 mo. LIBOR US + 0.95%), 3.77%, 01/15/36(a)(b)		580	556,082
PKHL Commercial Mortgage Trust, Series 2021-MF,
Class B, (1 mo. LIBOR US + 1.18%), 4.00%, 07/15/38(a)(b)		544	516,375
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50%, 08/25/57(b)		1,340	1,281,244
SREIT Trust, Series 2021-MFP2, Class A, (1 mo. LIBOR US + 0.82%), 3.64%, 11/15/36(a)(b)		395	378,177
Taubman Centers Commercial Mortgage Trust,
Series 2022-DPM, Class A, (1 mo. CME Term SOFR + 2.19%), 5.03%, 05/15/37(a)(b)		270	263,651
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47		872	853,816
Series 2015-C26, Class B, 3.78%, 02/15/48		515	480,145

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A5, 3.45%, 02/15/48	USD	495	$472,266
Series 2015-C29, Class A4, 3.64%, 06/15/48		3,000	2,867,000
Series 2016-LC24, Class A3, 2.68%, 10/15/49		853	775,204
Series 2017-C39, Class A5, 3.42%, 09/15/50		1,698	1,560,304
Series 2021-C60, Class ASB, 2.13%, 08/15/54		884	738,028
WFRBS Commercial Mortgage Trust
Series 2013-C13, Class A4, 3.00%, 05/15/45		174	171,772
Series 2014-LC14, Class A5, 4.05%, 03/15/47		721	708,713

			77,494,809

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Citigroup Commercial Mortgage Trust, Series 2015- P1, Class XA, 0.85%, 09/15/48(b)		4,356	75,607
Commercial Mortgage Trust
Series 2015-CR23, Class XA, 1.02%, 05/10/48(b)		2,037	35,029
Series 2015-LC21, Class XA, 0.81%, 07/10/48(b)		4,565	64,398
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 2.03%, 01/15/49(b)		620	31,047

			206,081

Mortgage-Backed Securities — 1.0%
Fannie Mae, 3.09%, 09/25/52		4,131	4,128,418

Total Non-Agency Mortgage-Backed Securities — 21.1% (Cost: $96,427,206)			89,252,869

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 1.6%
Fannie Mae
Series 2018-21, Class CA, 3.50%, 04/25/45		170	166,914
Series 2019-73, Class P, 3.00%, 03/25/48		628	588,791
Freddie Mac
Series 3959, Class MA, 4.50%, 11/15/41		70	70,040
Series 3986, Class M, 4.50%, 09/15/41		27	27,146
Series 4274, Class PN, 3.50%, 10/15/35		105	102,444
Series 4390, Class CA, 3.50%, 06/15/50		81	80,350
Series 4459, Class BN, 3.00%, 08/15/43		307	282,067
Series 4482, Class DH, 3.00%, 06/15/42		64	63,175
Series 4494, Class KA, 3.75%, 10/15/42		132	130,415
Series 4752, Class PL, 3.00%, 09/15/46		397	372,304
Series 4777, Class CB, 3.50%, 10/15/45		366	354,390
Series 4941, Class MB, 3.00%, 07/25/49		324	296,499
Series 5000, Class MA, 2.00%, 06/25/44		265	241,596
Series 5006, Class KA, 2.00%, 06/25/45		744	673,088
Series 5105, Class LA, 1.50%, 04/15/44		2,947	2,775,877
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		485	460,026

			6,685,122

Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Series 2014-M9, Class A2, 3.10%, 07/25/24(b)		1,619	1,574,703

Mortgage-Backed Securities — 15.7%
Fannie Mae Mortgage-Backed Securities 0.54%, 10/27/25		4,500	3,990,479
2.50%, 12/01/27 - 04/01/32		1,213	1,131,447
3.00%, 09/01/30 - 09/01/35		2,701	2,522,200
4.00%, 03/01/32 - 08/01/49		12,956	12,384,514
4.50%, 09/01/26 - 01/01/48		5,208	5,117,749
5.00%, 07/01/25 - 06/01/39		2,703	2,736,593
(12 mo. LIBOR US + 1.59%), 2.99%, 06/01/45(b)		168	164,717
(12 mo. LIBOR US + 1.59%), 3.02%, 10/01/45(b)		138	140,342

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities (12 mo. LIBOR US + 1.60%), 3.24%, 07/01/44(b)	USD	150	$151,028
(12 mo. LIBOR US + 1.71%), 3.21%, 07/01/43(b)		296	302,172
Freddie Mac Mortgage-Backed Securities
0.60%, 09/30/25		3,000	2,672,293
0.90%, 10/13/27		2,000	1,712,836
2.50%, 11/01/27		219	210,916
3.00%, 02/01/36		390	359,485
4.00%, 09/01/33 - 06/01/37		1,689	1,633,848
4.50%, 03/01/49 - 01/01/50		3,332	3,274,571
(12 mo. LIBOR US + 1.62%), 2.23%, 03/01/45(b)		218	217,510
(12 mo. LIBOR US + 1.62%), 3.22%, 05/01/45(b)		433	422,973
Uniform Mortgage-Backed Securities, 4.50%, 10/01/52(f)		28,900	27,516,398

			66,662,071

Total U.S. Government Sponsored Agency Securities — 17.7%
(Cost: $79,278,752)			74,921,896

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes, 0.13%, 04/15/27		5,121	4,721,250

Total U.S. Treasury Obligations — 1.1% (Cost: $4,746,732)			4,721,250

Total Long-Term Investments — 99.6% (Cost: $450,036,090)			422,281,576

Short-Term Securities

Commercial Paper — 0.3%
HSBC U.S.A., Inc., 4.01%, 06/14/23(g)		1,460	1,412,712

		Shares

Money Market Funds — 3.1%
Dreyfus Treasury Securities Cash Management, Institutional Class, 2.46%(h)		13,302,803	13,302,803

Security		Par (000)	Value

U.S. Treasury Obligations(g) — 3.1%
U.S. Treasury Bills, 3.84%, 03/23/23	USD	13,175	$12,945,796

Total Short-Term Securities — 6.5% (Cost: $27,662,056)			27,661,311

Total Investments Before TBA Sale Commitments — 106.1% (Cost: $477,698,146)			449,942,887

TBA Sale Commitments(f)

Mortgage-Backed Securities — (2.5)%

Uniform Mortgage-Backed Securities, 4.50%, 10/01/52		(11,300)	(10,764,133)

Total TBA Sale Commitments — (2.5)% (Proceeds: $(10,808,156))			(10,764,133)

Total Investments Net of TBA Sale Commitments — 103.6% (Cost: $466,889,990)			439,178,754
Liabilities in Excess of Other Assets — (3.6)%			(15,265,188)

Net Assets — 100.0%			$423,913,566

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Represents or includes a TBA transaction.
(g)	Rates are discount rates or a range of discount rates as of period end.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Bonds (30 Year)	31	12/20/22	$3,919	$(310,612)
U.S. Treasury Notes (2 Year)	811	12/30/22	166,572	(2,568,070)

				(2,878,682)

Short Contracts
Euro-Bobl	27	12/08/22	3,169	75,257
Euro-Schatz	64	12/08/22	6,722	59,374
Japanese Government Bonds (10 Year)	6	12/13/22	6,148	5,997
U.S. Treasury Notes (10 Year)	177	12/20/22	19,835	496,544
U.S. Ultra Treasury Bonds	32	12/20/22	4,384	334,474

S C H E D U L E S O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short ContractsShort Contracts (continued)
U.S. Ultra Treasury Bonds (10 Year)	118	12/20/22	$13,981	$701,624
U.S. Treasury Notes (5 Year)	397	12/30/22	42,681	1,028,766

				2,702,036

				$(176,646)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	395,934	CAD	523,000	Royal Bank of Canada	12/21/22	$17,156
USD	11,507,563	EUR	11,454,000	JPMorgan Chase Bank N.A.	12/21/22	208,010
USD	72,419	EUR	72,000	JPMorgan Chase Bank N.A.	12/21/22	1,390

						$226,556

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1	1.00%	Quarterly	12/20/27	USD 3,250	$9,982	$(5,229)	$15,211

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

SOFR, 2.98%	Annual	3.66%	Annual	01/05/2023(a)	09/30/24	USD	9,575	$(97,965)	$1,964	$(99,929)
SOFR, 2.98%	Annual	3.22%	Annual	01/05/2023(a)	02/28/27	USD	9,575	239,458	3,772	235,686

								$141,493	$5,736	$135,757

(a)	Forward Swap.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$5,736	$(5,229)	$250,897	$(99,929)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

92	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,702,036	$—	$2,702,036
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	226,556	—	—	226,556
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	15,211	—	—	235,686	—	250,897

	$—	$15,211	$—	$226,556	$2,937,722	$—	$3,179,489

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,878,682	$—	$2,878,682
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	99,929	—	99,929

	$—	$—	$—	$—	$2,978,611	$—	$2,978,611

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,563,556	$—	$3,563,556
Forward foreign currency exchange contracts	—	—	—	810,991	—	—	810,991
Options purchased(a)	—	—	—	—	261,891	—	261,891
Options written	—	—	—	—	(1,383,722)	—	(1,383,722)
Swaps	—	76,335	—	—	565,610	—	641,945

	$—	$76,335	$—	$810,991	$3,007,335	$—	$3,894,661

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(884,030)	$—	$(884,030)
Forward foreign currency exchange contracts	—	—	—	233,514	—	—	233,514
Options purchased(b)	—	—	—	—	(150,161)	—	(150,161)
Options written	—	—	—	—	1,986,055	—	1,986,055
Swaps	—	7,383	—	—	(1,196,094)	—	(1,188,711)

	$—	$7,383	$—	$233,514	$(244,230)	$—	$(3,333)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

S C H E D U L E S O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$159,801,242
Average notional value of contracts — short	$109,338,705
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$12,431,897
Options
Average value of option contracts purchased	$—(a)
Average value of option contracts written	$—(a)
Average notional value of swaption contracts purchased	$—(a)
Average notional value of swaption contracts written	$—(a)
Credit default swaps
Average notional value — buy protection	$1,625,000
Interest rate swaps
Average notional value — pays fixed rate	$19,150,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$40,819	$101,703
Forward foreign currency exchange contracts	226,556	—
Swaps — centrally cleared	4,999	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$272,374	$101,703

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(45,818)	(101,703)

Total derivative assets and liabilities subject to an MNA	$226,556	$—

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non- Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
JPMorgan Chase Bank N.A	$209,400	$—	$—	$—	$209,400
Royal Bank of Canada	17,156	—	—	—	17,156

	$226,556	$—	$—	$—	$226,556

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$111,242,278	$—	$111,242,278
Corporate Bonds	—	138,336,732	—	138,336,732
Foreign Agency Obligations	—	2,426,537	—	2,426,537
Foreign Government Obligations	—	1,380,014	—	1,380,014

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series S Portfolio

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)	$—	$138,336,732	$—	$138,336,732
Non-Agency Mortgage-Backed Securities	—	89,006,101	246,768	89,252,869
U.S. Government Sponsored Agency Securities	—	74,921,896	—	74,921,896
U.S. Treasury Obligations	—	4,721,250	—	4,721,250
Short-Term Securities
Commercial Paper	—	1,412,712	—	1,412,712
Money Market Funds	13,302,803	—	—	13,302,803
U.S. Treasury Obligations	—	12,945,796	—	12,945,796
Liabilities
TBA Sale Commitments	—	(10,764,133)	—	(10,764,133)

	$13,302,803	$425,629,183	$246,768	$439,178,754

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$15,211	$—	$15,211
Foreign Currency Exchange Contracts	—	226,556	—	226,556
Interest Rate Contracts	2,702,036	235,686	—	2,937,722
Liabilities
Interest Rate Contracts	(2,878,682)	(99,929)	—	(2,978,611)

	$(176,646)	$377,524	$—	$200,878

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) September 30, 2022	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds

Alaska — 0.3%
Alaska Housing Finance Corp., Refunding RB, Series A, VRDN, 2.45%, 10/07/22(a)	USD	100	$100,000

California — 6.1%
City of Los Angeles, TRAN, 4.00%, 06/29/23		400	402,567
East Bay Municipal Utility District, TECP, 1.75%, 11/03/22		400	399,737
Los Angeles California Wastewater System, TECP, 1.85%, 12/07/22		500	499,395
Los Angeles County Sanitation Districts Financing Authority, RB, Series A, 5.00%, 10/01/22		250	250,000
San Diego City Public Facilities Water Revenue, TECP, 1.85%, 12/09/22		500	499,472

			2,051,171

Colorado — 1.9%
City of Colorado Springs Utilities System Revenue, RB, Series C, VRDN, 2.55%, 10/07/22(a)		150	150,000
Lower Colorado River Authority, TECP, 1.70%, 10/20/22		500	499,821

			649,821

Connecticut — 0.9%
Connecticut Housing Finance Authority RB, Sub-Series A-3, VRDN, 2.48%, 10/07/22(a)		200	200,000
Refunding RB, Sub-Series C-3, VRDN, 2.48%, 10/07/22(a)		100	100,000

			300,000

District of Columbia — 2.7%
District of Columbia Refunding RB, VRDN, 2.45%, 10/07/22(a)		405	405,000
TECP, 2.00%, 11/15/22		500	499,622

			904,622

Florida — 4.2%
County of Escambia, RB, VRDN, 2.85%, 10/03/22(a)		1,000	1,000,000
County of St. Lucie, Refunding RB, VRDN, 2.80%, 10/03/22(a)		100	100,000
JEA Electric System Revenue, Refunding RB, Series THREE-B-3, VRDN, 2.52%, 10/07/22(a)		300	300,000

			1,400,000

Illinois — 6.5%
City of Aurora, Refunding RB, VRDN, 2.47%, 10/07/22(a)		100	100,000
County of Cook, GO, Refunding, Series B, 4.00%, 11/15/22 Illinois Finance Authority		200	200,185
RB, VRDN, 2.55%, 10/07/22(a)		500	500,000
Refunding RB, Sub-Series C3A, VRDN, 2.56%, 10/07/22(a)		900	900,000
Refunding RB, VRDN, 2.75%, 10/03/22(a)		500	500,000

			2,200,185

Indiana — 1.2%
Indiana Finance Authority, Refunding RB, VRDN, 2.75%, 10/03/22(a)		400	400,000

Louisiana — 2.8%
Louisiana Offshore Terminal Authority, Refunding RB, VRDN, 2.30%, 10/07/22(a)		715	715,000
Louisiana Public Facilities Authority, Refunding RB, VRDN, 2.30%, 10/07/22(a)		230	230,000

			945,000

Massachusetts — 3.6%
City of Quincy, GO, Refunding, BAN, 4.00%, 07/07/23		400	401,696

Security		Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB, VRDN, 2.50%, 10/07/22(a)	USD	700	$700,000
Massachusetts Water Resources Authority, Refunding RB, Series A-3, VRDN, 2.55%, 10/07/22(a)		100	100,000

			1,201,696

Michigan — 2.3%
Michigan State University, RB, Series 2000-A, VRDN, 2.27%, 10/07/22(a)		400	400,000
Oakland University, Refunding RB, VRDN, 2.55%, 10/07/22(a)		145	145,000
University of Michigan, Refunding RB, Series D-2, VRDN, 2.50%, 10/07/22(a)		230	230,000

			775,000

Minnesota — 3.8%
County of Hennepin, GO, Refunding, Series B, VRDN, 2.50%, 10/07/22(a)		785	785,000
University of Minnesota, TECP, 1.98%, 10/19/22		500	499,844

			1,284,844

Mississippi — 3.6%
Mississippi Business Finance Corp., RB, Series E, VRDN, 2.75%, 10/03/22(a)		1,200	1,200,000

Missouri — 2.7%
City of Kansas City, Refunding RB, Series E, VRDN, 2.56%, 10/07/22(a)		915	915,000

Nebraska — 1.6%
Nebraska Investment Finance Authority, RB, Series C, VRDN, (GNMA/FNMA/FHLMC), 2.30%, 10/07/22(a)		525	525,000

Nevada — 0.3%
County of Clark Department of Aviation, Refunding RB, Series D-2B, VRDN, 2.53%, 10/07/22(a)		100	100,000

New York — 18.8%
Battery Park City Authority, Refunding RB, Series D-1, VRDN, 2.57%, 10/07/22(a)		300	300,000
Build NYC Resource Corp., Refunding RB, VRDN, 2.56%, 10/07/22(a)		135	135,000
City of New York
GO, Sub-Series I-3, VRDN, 2.61%, 10/07/22(a)		100	100,000
GO, Sub-Series I-4, VRDN, 2.78%, 10/03/22(a)		900	900,000
New York City Housing Development Corp., RB, VRDN, 2.50%, 10/07/22(a)		300	300,000
New York City Municipal Water Finance Authority, RB, Series CC, VRDN, 2.57%, 10/07/22(a)		785	785,000
New York State Energy Research & Development Authority Refunding RB, Sub-Series A-1, VRDN, 2.60%, 10/07/22(a)		175	175,000
Refunding RB, Sub-Series A-3, VRDN, 2.31%, 10/07/22(a)		255	255,000
New York State HFA RB, Series A, VRDN, 2.55%, 10/07/22(a)		900	900,000
RB, VRDN, 2.33%, 10/07/22(a)		200	200,000
RB, VRDN, 2.65%, 10/07/22(a)		650	650,000
New York State Urban Development Corp., Refunding RB, VRDN, 2.50%, 10/07/22(a)		500	500,000
Omaha Public Power District, TECP, 1.50%, 10/04/22		200	199,976
Port Authority of New York & New Jersey TECP, 2.15%, 11/09/22		100	99,945
TECP, 2.15%, 11/16/22		400	399,690
State of New York Mortgage Agency, Refunding RB, Series 2, VRDN, 2.55%, 10/07/22(a)		400	400,000

			6,299,611

96	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2022	BATS: Series V Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ohio — 5.7%
Akron Bath Copley Joint Township Hospital District, RB, Series A-R, VRDN, 2.48%, 10/07/22(a)	USD	395	$395,000
County of Franklin RB, VRDN, 2.55%, 10/07/22(a)		180	180,000
Refunding RB, VRDN, 2.55%, 10/07/22(a)		150	150,000
Ohio Higher Educational Facility Commission, Refunding RB, VRDN, 2.55%, 10/07/22(a)		700	700,000
Ohio State University, RB, Series B-1, VRDN, 2.25%, 10/07/22(a)		500	500,000

			1,925,000

Pennsylvania — 0.3%
Emmaus General Authority, RB, VRDN, 2.43%, 10/07/22(a)		100	100,000

South Dakota — 2.4%
South Dakota HDA, Refunding RB, Series B, VRDN, 2.45%, 10/07/22(a)		800	800,000

Tennessee — 2.1%
Nashville & Davidson Sewer, TECP, 2.27%, 11/08/22		500	499,760
Public Building Authority of Sevier County, RB, VRDN, (County GTD), 2.49%, 10/07/22(a)		200	200,000

			699,760

Texas — 16.4%
Board of Regents University of Texas, TECP, 1.98%, 11/02/22		400	399,835
City of Austin Water & Wastewater System Revenue, Refunding RB, VRDN, 2.49%, 10/07/22(a)		900	900,000
City of Houston Combined Utility System Revenue Refunding RB, Series C, VRDN, 2.50%, 10/07/22(a)		300	300,000
Refunding RB, VRDN, 2.48%, 10/07/22(a)		200	200,000
Dallas ISD, GO, (GTD-PSF), 5.00%, 02/15/23		200	201,413
Garland, TECP, 2.00%, 12/01/22		500	499,448
Harris County Health Facilities Development Corp., Refunding RB, Series A-2, VRDN, 2.95%, 10/03/22(a)		940	940,000
Pasadena ISD, GO, Series B, VRDN, 2.55%, 10/07/22(a)		115	115,000

Security		Par (000)	Value

Texas (continued)
Permanent University Fund - University of Texas System RB, Series A, VRDN, 2.44%, 10/07/22(a)	USD	325	$325,000
Refunding RB, Series A, VRDN, 2.44%, 10/07/22(a)		115	115,000
Port of Port Arthur Navigation District, Refunding RB, VRDN, 2.25%, 10/07/22(a)		200	200,000
Red River Education Finance Corp., RB, VRDN, 2.30%, 10/07/22(a)		500	500,000
State of Texas, GO, Series B, VRDN, 2.35%, 10/07/22(a)		405	405,000
University of Texas, TECP, 2.10%, 01/05/23		400	399,297

			5,499,993

Virginia — 6.0%
Fairfax County IDA, Refunding RB, VRDN, 2.60%, 10/07/22(a)		320	320,000
Loudoun County EDA RB, Series B, VRDN, 2.45%, 10/07/22(a)		495	495,000
RB, Series F, VRDN, 2.50%, 10/07/22(a)		800	800,000
Virginia Polytechnic Institute & State University, TECP, 1.80%, 10/05/22		400	399,959

			2,014,959

Wisconsin — 3.7%
University of Wisconsin Hospitals & Clinics, Refunding RB, VRDN, 2.95%, 10/03/22(a)		500	500,000
Wisconsin Housing & EDA RB, Series C, VRDN, 2.40%, 10/07/22(a)		300	300,000

RB, Series D, VRDN, (FNMA COL), 2.50%, 10/07/22(a)		450	450,000

			1,250,000

Total Investments — 99.9%
(Cost: $33,553,646)			33,541,662
Other Assets Less Liabilities — 0.1%			23,485

Net Assets — 100.0%			$33,565,147

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Municipal Bonds	$—	$33,541,662	$—	$33,541,662

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	97

Statements of Assets and Liabilities  (unaudited)

September 30, 2022

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$2,512,543,664	$347,937,269	$333,357,174
Cash pledged:
Collateral — OTC derivatives	490,000	—	—
Futures contracts	—	499,710	1,348,000
Receivables:
Investments sold	—	182,662	173,925
TBA sale commitments	47,275,756	—	—
Capital shares sold	—	398,846	80,114
Dividends — unaffiliated	338,701	10,464	9,211
Interest — unaffiliated	7,319,925	3,623,895	4,621,335
From the Manager	85,669	76,240	85,405
Variation margin on futures contracts	—	6,125	228,665
Swap premiums paid	11,504	—	—
Unrealized appreciation on OTC swaps	37,732	—	—
Prepaid expenses	35,653	29,551	24,213

Total assets	2,568,138,604	352,764,762	339,928,042

LIABILITIES
Bank overdraft	3,523	—	—
Cash received as collateral for TBA commitments	535,691	—	—
TBA sale commitments at value(f)	44,504,406	—	—
Payables:
Investments purchased	24,150,937	189,295	1,155,322
Accounting services fees	55,469	19,645	18,163
Capital shares redeemed	1,937	869,269	35,553
Income dividend distributions	9,922,927	1,227,520	1,368,928
Interest expense and fees	—	—	66,910
Trustees’ and Officer’s fees	5,640	3,200	2,380
Other accrued expenses	86,766	182,258	36,111
Professional fees	41,009	45,675	34,577
Variation margin on futures contracts	—	11,039	—
Swap premiums received	456,294	—	—
Unrealized depreciation on:
OTC swaps	476,220	—	—
Unfunded floating rate loan interests	9,041	—	—

Total accrued liabilities	80,249,860	2,547,901	2,717,944

Other Liabilities
TOB Trust Certificates	—	—	15,744,000

Total other liabilities	—	—	15,744,000

Total liabilities	80,251,090	2,547,901	18,461,944

NET ASSETS	$2,487,888,744	$350,216,861	$321,466,098

NET ASSETS CONSIST OF:
Paid-in capital	$2,724,840,923	$436,540,642	$361,453,545
Accumulated loss	(236,952,179)	(86,323,781)	(39,987,447)

NET ASSETS	$2,487,888,744	$350,216,861	$321,466,098

98	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2022

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio
NET ASSET VALUE
Shares outstanding	270,976,076	40,903,005	33,009,106

Net asset value	$9.18	$8.56	$9.74

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$2,733,228,256	$413,166,409	$379,332,084
(f)Proceeds from TBA sale commitments	$47,275,756	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Assets and Liabilities  (unaudited) (continued)

September 30, 2022

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$1,619,643,929	$—	$449,942,887
Investments, at value — affiliated(b)	—	12,279,706	—
Cash	145,052	39,677,595	1,355,309
Cash pledged:
Collateral — OTC derivatives	2,930,000	—	—
Futures contracts	2,119,000	1,218,190	1,824,925
Centrally cleared swaps	—	—	57,000
Foreign currency, at value(c)	—	—	179,642
Receivables:
Investments sold	9,341,782	—	659,670
TBA sale commitments	357,956,590	—	10,808,156
Capital shares sold	1,450,732	65,718	456,538
Dividends — unaffiliated	11,392	—	51,257
Dividends — affiliated	—	33,926	—
Interest — unaffiliated	3,259,016	—	1,617,446
From the Manager	96,768	26,025	72,550
Principal paydowns	—	—	41,352
Variation margin on futures contracts	47,332	233,228	40,819
Variation margin on centrally cleared swaps	—	330	4,999
Swap premiums paid	374,649	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	226,556
OTC swaps	1,136,806	—	—
Prepaid expenses	54,227	20,532	38,908

Total assets	1,998,567,275	53,555,250	467,378,014

LIABILITIES
Foreign bank overdraft(d)	5,069	—	—
Cash received:
Collateral — TBA commitments	1,172,000	—	—
Centrally cleared swaps	40	—	—
Options written at value(e)	635,594	—	—
TBA sale commitments at value(f)	346,205,585	—	10,764,133
Payables:
Investments purchased	604,136,093	—	30,418,619
Accounting services fees	30,203	12,273	19,606
Capital shares redeemed	1,439,739	48,109	800,668
Income dividend distributions	2,891,530	—	1,130,086
Trustees’ and Officer’s fees	6,228	609	1,480
Other accrued expenses	314,074	25,694	182,649
Professional fees	42,525	35,978	45,504
Variation margin on futures contracts	4,281	15,375	101,703
Variation margin on centrally cleared swaps	16	—	—
Swap premiums received	1,896,126	—	—
Unrealized depreciation on:
Unrealized depreciation on OTC swaps	3,193,944	—	—

Total liabilities	961,973,047	138,038	43,464,448

NET ASSETS	$1,036,594,228	$53,417,212	$423,913,566

NET ASSETS CONSIST OF:
Paid-in capital	$1,238,221,133	$78,913,391	$460,639,184
Accumulated loss	(201,626,905)	(25,496,179)	(36,725,618)

NET ASSETS	$1,036,594,228	$53,417,212	$423,913,566

100	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

September 30, 2022

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio
NET ASSET VALUE
Shares outstanding	126,327,766	5,359,373	47,446,737

Net asset value	$8.21	$9.97	$8.93

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

(a) Investments, at cost — unaffiliated	$1,754,348,311	$—	$477,698,146
(b) Investments, at cost — affiliated	$—	$13,149,299	$—
(c) Foreign currency, at cost	$—	$—	$185,283
(d) Foreign bank overdraft, at cost	4,968	—	—
(e) Premiums received	$105,706	$—	$—
(f) Proceeds from TBA sale commitments	$357,956,590	$—	$10,808,156

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Assets and Liabilities (unaudited) (continued)

September 30, 2022

BATS: Series V Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$33,541,662
Cash	489,619
Receivables:
Capital shares sold	29,987
Interest — unaffiliated	69,621
From the Manager	29,360
Prepaid expenses	18,191

Total assets	34,178,440

LIABILITIES
Payables:
Investments purchased	400,210
Accounting services fees	12,903
Capital shares redeemed	110,210
Income dividend distributions	47,781
Trustees’ and Officer’s fees	176
Other accrued expenses	14,800
Professional fees	27,213

Total liabilities	613,293

NET ASSETS	$33,565,147

NET ASSETS CONSIST OF:
Paid-in capital	$33,576,970
Accumulated loss	(11,823)

NET ASSETS	$33,565,147

NET ASSET VALUE
Shares outstanding	$3,360,091

Net asset value	$9.99

Shares authorized	Unlimited

Par value	$0.001

(a) Investments, at cost — unaffiliated	$33,553,646

See notes to financial statements.

102	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended September 30, 2022

	BATS: Series A Portfolio	BATS: Series C Portfolio	BATS: Series E Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$992,045	$33,034	$32,598
Interest — unaffiliated	49,891,618	7,135,804	6,956,207
Other income	—	2,379	4,121

Total investment income	50,883,663	7,171,217	6,992,926

EXPENSES
Accounting services	83,731	30,027	27,915
Professional	39,141	33,506	51,700
Pricing	36,016	36,898	38,522
Custodian	20,171	5,108	3,365
Trustees and Officer	19,375	4,125	3,525
Registration	17,199	48,724	23,098
Transfer agent	8,280	58,444	9,991
Miscellaneous	24,485	15,519	49,715

Total expenses excluding interest expense	248,398	232,351	207,831
Interest expense and fees(a)	—	—	144,081

Total expenses	248,398	232,351	351,912
Less:
Fees waived and/or reimbursed by the Manager	(245,888)	(229,767)	(207,773)

Total expenses after fees waived and/or reimbursed	2,510	2,584	144,139

Net investment income	50,881,153	7,168,633	6,848,787

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,621,377)	(14,932,914)	(3,954,373)
Futures contracts	—	(2,884,176)	3,519,780
Swaps	270,881	122,697	—

	(17,350,496)	(17,694,393)	(434,593)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(117,543,628)	(41,529,849)	(48,478,630)
Futures contracts	—	(307,748)	2,041,192
Swaps	(632,882)	—	—
Unfunded floating rate loan interests	(936)	—	—

	(118,177,446)	(41,837,597)	(46,437,438)

Net realized and unrealized loss	(135,527,942)	(59,531,990)	(46,872,031)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(84,646,789)	$(52,363,357)	$(40,023,244)

(a)	Related to TOB Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Operations (unaudited) (continued)

Six Months Ended September 30, 2022

	BATS: Series M Portfolio	BATS: Series P Portfolio	BATS: Series S Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$39,303	$—	$89,173
Dividends — affiliated	—	162,535	—
Interest — unaffiliated	13,043,768	—	5,256,660
Other income	3,635	61,997	4,589

Total investment income	13,086,706	224,532	5,350,422

EXPENSES
Registration	108,875	17,182	62,697
Transfer agent	56,363	8,597	52,503
Accounting services	45,820	18,898	29,810
Professional	33,818	24,602	31,177
Pricing	26,278	14	9,201
Custodian	12,536	911	7,720
Trustees and Officer	8,917	1,178	3,389
Miscellaneous	16,184	5,975	8,808

Total expenses	308,791	77,357	205,305
Less:
Fees waived and/or reimbursed by the Manager	(306,199)	(77,187)	(204,169)

Total expenses after fees waived and/or reimbursed	2,592	170	1,136

Net investment income	13,084,114	224,362	5,349,286

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(51,039,238)	—	(5,504,221)
Options written	—	—	(1,383,722)
Futures contracts	8,269,380	4,593,580	3,563,556
Forward foreign currency exchange contracts	—	—	810,991
Foreign currency transactions	—	—	53,682
Swaps	862,235	4,519	641,945

	(41,907,623)	4,598,099	(1,817,769)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(66,422,605)	—	(14,208,795)
Investments — affiliated	—	(458,214)	—
Options written	(529,888)	—	1,986,055
Futures contracts	(5,909)	1,328,089	(884,030)
Forward foreign currency exchange contracts	—	—	233,514
Foreign currency translations	(101)	(38)	3,534
Swaps	(1,848,987)	1,310	(1,188,711)

	(68,807,490)	871,147	(14,058,433)

Net realized and unrealized gain (loss)	(110,715,113)	5,469,246	(15,876,202)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(97,630,999)	$5,693,608	$(10,526,916)

See notes to financial statements.

104	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended September 30, 2022

BATS: Series V Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$136,474

Total investment income	136,474

EXPENSES
Professional	29,229
Accounting services	19,109
Registration	13,604
Transfer agent	7,982
Offering	5,589
Pricing	1,435
Custodian	992
Trustees and Officer	948
Miscellaneous	5,727

Total expenses	84,615

Less:
Fees waived and/or reimbursed by the Manager	(84,557)

Total expenses after fees waived and/or reimbursed	58

Net investment income	136,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) on investments	(5,572)

Net realized and unrealized loss	(5,572)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,844

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets

	BATS: Series A Portfolio		BATS: Series C Portfolio
	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$50,881,153	$57,531,279	$7,168,633	$14,053,216
Net realized gain (loss)	(17,350,496)	1,049,388	(17,694,393)	2,952,779
Net change in unrealized appreciation (depreciation)	(118,177,446)	(92,055,985)	(41,837,597)	(35,291,315)

Net decrease in net assets resulting from operations	(84,646,789)	(33,475,318)	(52,363,357)	(18,285,320)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(47,292,193)	(58,245,586)	(7,166,453)	(23,188,564)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(15,181,342)	1,185,576,541	(66,731,573)	(16,974,059)

NET ASSETS
Total increase (decrease) in net assets	(147,120,324)	1,093,855,637	(126,261,383)	(58,447,943)
Beginning of period	2,635,009,068	1,541,153,431	476,478,244	534,926,187

End of period	$2,487,888,744	$2,635,009,068	$350,216,861	$476,478,244

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

106	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BATS: Series E Portfolio		BATS: Series M Portfolio
	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,848,787	$16,018,305	$13,084,114	$13,823,484
Net realized gain (loss)	(434,593)	9,606,963	(41,907,623)	(22,756,968)
Net change in unrealized appreciation (depreciation)	(46,437,438)	(29,394,785)	(68,807,490)	(53,051,571)

Net decrease in net assets resulting from operations	(40,023,244)	(3,769,517)	(97,630,999)	(61,985,055)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(7,785,726)	(17,907,969)	(14,165,367)	(23,422,463)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(13,243,600)	3,581,504	22,195,221	14,436,016

NET ASSETS
Total decrease in net assets	(61,052,570)	(18,095,982)	(89,601,145)	(70,971,502)
Beginning of period	382,518,668	400,614,650	1,126,195,373	1,197,166,875

End of period	$321,466,098	$382,518,668	$1,036,594,228	$1,126,195,373

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Changes in Net Assets (continued)

	BATS: Series P Portfolio		BATS: Series S Portfolio
	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$224,362	$235,036	$5,349,286	$5,482,785
Net realized gain (loss)	4,598,099	(3,566,992)	(1,817,769)	28,547
Net change in unrealized appreciation (depreciation)	871,147	4,953,370	(14,058,433)	(16,438,449)

Net increase (decrease) in net assets resulting from operations	5,693,608	1,621,414	(10,526,916)	(10,927,117)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	—	—	(5,567,307)	(6,382,365)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(6,847,873)	(224,900)	31,735,224	26,676,083

NET ASSETS
Total increase (decrease) in net assets	(1,154,265)	1,396,514	15,641,001	9,366,601
Beginning of period	54,571,477	53,174,963	408,272,565	398,905,964

End of period	$53,417,212	$54,571,477	$423,913,566	$408,272,565

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

108	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BATS: Series V Portfolio
	Six Months Ended 09/30/22 (unaudited)	Period from 05/05/21(a) to 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$136,416	$6,058
Net change in unrealized appreciation (depreciation)	(5,572)	(6,412)

Net increase (decrease) in net assets resulting from operations	130,844	(354)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(136,255)	(6,058)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	23,369,397	10,207,573

NET ASSETS
Total increase in net assets	23,363,986	10,201,161
Beginning of period	10,201,161	—

End of period	$ 33,565,147	$10,201,161

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Financial Highlights

(For a share outstanding throughout each period)

	BATS: Series A Portfolio
	Six Months Ended 09/30/22 (unaudited)		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18
Net asset value, beginning of period	$9.67		$9.99		$9.05		$9.99		$10.14		$10.14

Net investment income(a)	0.19		0.26		0.31		0.45		0.53		0.58
Net realized and unrealized gain (loss)	(0.51)		(0.31)		0.94		(0.94)		(0.11)		(0.03)

Net increase (decrease) from investment operations	(0.32)		(0.05)		1.25		(0.49)		0.42		0.55

Distributions(b)
From net investment income	(0.17)		(0.27)		(0.31)		(0.45)		(0.52)		(0.49)
From net realized gain	—		—		—		—		(0.05)		(0.06)

Total distributions	(0.17)		(0.27)		(0.31)		(0.45)		(0.57)		(0.55)

Net asset value, end of period	$9.18		$9.67		$9.99		$9.05		$9.99		$10.14

Total Return(c)
Based on net asset value	(3.31	)%(d)	(0.59)%		13.95%		(5.22)%		4.31%		5.55%

Ratios to Average Net Assets(e)
Total expenses	0.02	%(f)	0.02%		0.04%		0.05%		0.04%		0.12%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%

Net investment income	3.97	%(f)	2.64%		3.20%		4.45%		5.26%		5.65%

Supplemental Data
Net assets, end of period (000)	$2,487,889		$2,635,009		$1,541,153		$1,035,675		$977,286		$571,583

Portfolio turnover rate(h)	23%		45%		26%		48%		43%		45%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Amount is less than 0.005%.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18
Portfolio turnover rate (excluding MDRs)	16%	34%	26%	48%	43%	45%

See notes to financial statements.

110	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series C Portfolio
	Six Months Ended 09/30/22 (unaudited)		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18
Net asset value, beginning of period	$9.84		$10.69	$10.49		$10.28		$10.18		$10.31

Net investment income(a)	0.15		0.28	0.33		0.38		0.39		0.37
Net realized and unrealized gain (loss)	(1.28)		(0.66)	0.60		0.27		0.10		(0.08)

Net increase (decrease) from investment operations	(1.13)		(0.38)	0.93		0.65		0.49		0.29

Distributions(b)
From net investment income	(0.15)		(0.29)	(0.33)		(0.38)		(0.39)		(0.37)
From net realized gain	—		(0.18)	(0.40)		(0.06)		(0.00	)(c)	(0.05)

Total distributions	(0.15)		(0.47)	(0.73)		(0.44)		(0.39)		(0.42)

Net asset value, end of period	$8.56		$9.84	$10.69		$10.49		$10.28		$10.18

Total Return(d)
Based on net asset value	(11.57	)%(e)	(3.88)%	8.70%		6.31%		5.05%		2.82%

Ratios to Average Net Assets(f)
Total expenses	0.11	%(g)	0.10%	0.09%		0.09%		0.09%		0.11%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.01%	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00%

Net investment income	3.28	%(g)	2.59%	2.96%		3.55%		3.91%		3.55%

Supplemental Data
Net assets, end of period (000)	$350,217		$476,478	$534,926		$464,267		$372,928		$388,674

Portfolio turnover rate	16%		42%	85%		83%		55%		31%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series E Portfolio
	Six Months Ended 09/30/22 (unaudited)		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18
Net asset value, beginning of period	$11.14		$11.75		$10.53		$10.91		$10.78		$10.49

Net investment income(a)	0.21		0.46		0.45		0.43		0.47		0.45
Net realized and unrealized gain (loss)	(1.37)		(0.56)		1.22		(0.37)		0.21		0.30

Net increase (decrease) from investment operations	(1.16)		(0.10)		1.67		0.06		0.68		0.75

Distributions(b)
From net investment income	(0.24)		(0.45)		(0.45)		(0.44)		(0.47)		(0.45)
From net realized gain	—		(0.06)		—		—		(0.08)		(0.01)

Total distributions	(0.24)		(0.51)		(0.45)		(0.44)		(0.55)		(0.46)

Net asset value, end of period	$9.74		$11.14		$11.75		$10.53		$10.91		$10.78

Total Return(c)
Based on net asset value	(10.60	)%(d)	(1.07)%		16.16%		0.33%		6.44%		7.22%

Ratios to Average Net Assets(e)
Total expenses	0.20	%(f)	0.11%		0.15%		0.18%		0.21%		0.27%

Total expenses after fees waived and/or reimbursed	0.08	%(f)	0.03%		0.04%		0.06%		0.08%		0.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%

Net investment income	3.89	%(f)	3.80%		4.06%		3.78%		4.35%		4.17%

Supplemental Data
Net assets, end of period (000)	$321,466		$382,519		$400,615		$313,282		$234,886		$180,142

Borrowings outstanding, end of period (000)	$15,744		$22,111		$18,987		$10,713		$8,085		$6,625

Portfolio turnover rate	15%		26%		31%		54%		53%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Amount is less than 0.005%.

See notes to financial statements.

112	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series M Portfolio
	Six Months Ended 09/30/22 (unaudited)		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18

Net asset value, beginning of period	$9.11		$9.77		$9.81		$9.59		$9.47		$9.69

Net investment income(a)	0.11		0.11		0.21		0.30		0.31		0.25
Net realized and unrealized gain (loss)	(0.89)		(0.59)		0.05		0.25		0.15		(0.16)

Net increase (decrease) from investment operations	(0.78)		(0.48)		0.26		0.55		0.46		0.09

Distributions from net investment income(b)	(0.12)		(0.18)		(0.30)		(0.33)		(0.34)		(0.31)

Net asset value, end of period	$8.21		$9.11		$9.77		$9.81		$9.59		$9.47

Total Return(c)
Based on net asset value	(8.68	)%(d)	(4.98)%		2.68%		5.86%		4.94%		0.91%

Ratios to Average Net Assets(e)
Total expenses	0.06	%(f)	0.06%		0.05%		0.06%		0.08%		0.08%

Total expenses after fees waived and/or reimbursed	0.00	%(f)(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00%

Net investment income	2.46	%(f)	1.11%		2.12%		3.03%		3.30%		2.59%

Supplemental Data
Net assets, end of period (000)	$1,036,594		$1,126,195		$1,197,167		$1,006,778		$799,774		$810,031

Portfolio turnover rate(h)	451%		1,473%		1,500%		1,316%		1,209%		1,515%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Amount is less than 0.005%.
(h)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18
Portfolio turnover rate (excluding MDRs)	270%	665%	896%	813%	683%	833%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series P Portfolio

	Six Months Ended 09/30/22 (unaudited)		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18
Net asset value, beginning of period	$8.95		$8.69		$7.92		$9.25		$9.56		$9.38

Net investment income(a)	0.04		0.04		0.06		0.12		0.12		0.08
Net realized and unrealized gain (loss)	0.98		0.22		0.71		(1.33)		(0.34)		0.15

Net increase (decrease) from investment operations	1.02		0.26		0.77		(1.21)		(0.22)		0.23

Distributions(b)
From net investment income	—		—		—		(0.12)		(0.09)		(0.05)
Return of capital	—		—		—		(0.00	)(c)	—		—

Total distributions	—		—		—		(0.12)		(0.09)		(0.05)

Net asset value, end of period	$9.97		$8.95		$8.69		$7.92		$9.25		$9.56

Total Return(d)
Based on net asset value	11.40	%(e)	2.99%		9.72%		(13.25)%		(2.32)%		2.49%

Ratios to Average Net Assets(f)
Total expenses	0.29	%(g)	0.28%		0.46%		0.31%		0.20%		0.19%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00%

Net investment income	0.85	%(g)	0.45%		0.71%		1.33%		1.24%		0.89%

Supplemental Data
Net assets, end of period (000)	$53,417		$54,571		$53,175		$41,305		$51,654		$84,080

Portfolio turnover rate	0%		0%		36%		15%		0%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Amount is less than 0.005%.

See notes to financial statements.

114	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series S Portfolio
	Six Months Ended 09/30/22 (unaudited)		Year Ended 03/31/22		Year Ended 03/31/21		Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18
Net asset value, beginning of period	$9.28		$9.73		$9.23		$9.50		$9.38		$9.53

Net investment income(a)	0.12		0.14		0.18		0.27		0.25		0.20
Net realized and unrealized gain (loss)	(0.35)		(0.43)		0.54		(0.23)		0.13		(0.09)

Net increase (decrease) from investment operations	(0.23)		(0.29)		0.72		0.04		0.38		0.11

Distributions from net investment income(b)	(0.12)		(0.16)		(0.22)		(0.31)		(0.26)		(0.26)

Net asset value, end of period	$8.93		$9.28		$9.73		$9.23		$9.50		$9.38

Total Return(c)
Based on net asset value	(2.51	)%(d)	(3.02)%		7.80	%(e)	0.34%		4.11%		1.15%

Ratios to Average Net Assets(f)
Total expenses	0.10	%(g)	0.12%		0.13%		1.14%		0.69%		0.76%

Total expenses after fees waived and/or reimbursed	0.00	%(g)(h)	0.01%		0.02%		0.99%		0.56%		0.59%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.00	%(g)(h)	0.01%		0.00	%(h)	0.00	%(h)	0.00	%(h)	0.00%

Net investment income	2.52	%(g)	1.42%		1.89%		2.84%		2.62%		2.11%

Supplemental Data
Net assets, end of period (000)	$423,914		$408,273		$398,906		$146,302		$163,176		$175,939

Portfolio turnover rate	56	%(i)	68	%(i)	124	%(i)	144	%(i)	184	%(i)	263	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Amount is less than 0.005%.
(i)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 09/30/22 (unaudited)	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18
Portfolio turnover rate (excluding MDRs)	47%	67%	122%	101%	112%	148%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BATS: Series V Portfolio

	Six Months Ended 09/30/22 (unaudited	)	Period from 05/05/21 to 03/31/22	(a)
Net asset value, beginning of period	$9.99		$10.00

Net investment income(b)	0.06		0.01
Net realized and unrealized loss	(0.01)		(0.01)

Net increase from investment operations	0.05		0.00

Distributions from net investment income(c)	(0.05)		(0.01)

Net asset value, end of period	$9.99		$9.99

Total Return(d)
Based on net asset value	0.50	%(e)	0.01	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.56	%(g)(h)	4.06	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.00	%(g)(j)	0.00	%(g)

Net investment income	1.14	%(g)	0.13	%(g)

Supplemental Data
Net assets, end of period (000)	$33,565		$10,201

Portfolio turnover rate	162%		283%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.71%.
(i)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.35%.
(j)	Amount is less than 0.005%.

See notes to financial statements.

116	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Allocation Target Shares (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BATS: Series A Portfolio	Series A	Diversified
BATS: Series C Portfolio	Series C	Diversified
BATS: Series E Portfolio	Series E	Diversified
BATS: Series M Portfolio	Series M	Diversified
BATS: Series P Portfolio	Series P	Diversified
BATS: Series S Portfolio	Series S	Diversified
BATS: Series V Portfolio	Series V	Diversified

Shares of the Funds are offered to separate account clients of the adviser, BlackRock Advisors, LLC (the “Manager”) or certain of its affiliates. Shares of Series A are also offered to collective trust funds managed by BlackRock Institutional Trust Company, N.A., an affiliate of the Manager, and mutual funds advised by the Manager or its affiliates. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly, except for Series P, which declares and pays dividends at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements  (unaudited) (continued)

BlackRock Fixed Income Complex and reflected as Trustee and Officer expense on the Statements of Operations. The Trustee and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price, is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

118	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements  (unaudited) (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result

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in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests.

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Series A	MUPR 3 Assets LLC, Facility	$3,267,342	$3,267,342	$3,259,173	$(8,168)
Series A	Project Pearl Pasco Holdings LLC, Advance	125,810	125,588	124,716	(873)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

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Notes to Financial Statements  (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

Series E	$106,555	$29,653	$7,873	$144,081

For the six months ended September 30, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

Series E	$27,141,669	$15,744,000	4.98% - 9.69%	$19,792,303	1.41%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at September 30, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at September 30, 2022.

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5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions – The Funds may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

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Notes to Financial Statements  (unaudited) (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

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Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager receives no advisory fee from the Funds under the Investment Advisory Agreement.

With respect to each Fund, except for Series E and Series V, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses. This agreement has no fixed termination date. With respect to Series C, Series E, Series M, Series P, Series S and Series V, the Manager does not charge the Funds a management fee, although investors in the Funds will pay a fee to BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, or their managed account program sponsor. With respect to Series A, the Manager does not charge the Fund a management fee, although investors in the Fund that are (i) retail and institutional separately managed account clients of BIM will pay a fee to BIM or their managed account program sponsor, (ii) participants in the collective trust funds managed by BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, that invest in the Fund will pay a fee to BTC, and (iii) mutual funds that are advised by the Manager or its affiliates will pay the Manager or its affiliate a management fee pursuant to a management agreement between each such fund and BlackRock or its affiliate. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Fund Name	Amounts Waived
Series A	$245,888
Series C	229,767
Series E	207,773
Series M	306,199
Series P	77,187
Series S	204,169
Series V	84,557

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended September 30, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Series V	$715,080	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended September 30, 2022, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

Fund Name/Asset Type	Purchases	Sales
Series A
Non-U.S. Government Securities	$564,970,370	$603,347,153
Series C
Non-U.S. Government Securities	62,409,046	134,095,120
U.S. Government Securities	6,059,106	5,031,960
Series E
Non-U.S. Government Securities	52,213,354	68,097,720
Series M
Non-U.S. Government Securities	5,580,288,388	5,628,244,265
Series P
Non-U.S. Government Securities	1,012,000	—
Series S
Non-U.S. Government Securities	250,449,012	169,811,014
U.S. Government Securities	19,409,054	55,820,385
Series V
Non-U.S. Government Securities	48,631,208	28,530,000

For the six months ended September 30, 2022, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Series A	$169,143,134	$168,951,279
Series M	2,236,286,118	2,238,876,856
Series S	34,380,293	34,436,640

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2022, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Series A	Series C	Series E	Series M	Series P	Series S	Series V
$ 4,798,710	$ —	$ —	$ 33,840,374	$ 30,700,542	$ 6,225,143	$ —

As of September 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Series A	Series C	Series E	Series M	Series P	Series S	Series V
Tax cost	$2,733,249,355	$413,504,032	$363,817,445	$1,754,375,856	$13,228,919	$477,889,432	$33,553,646

Gross unrealized appreciation	$7,874,981	$630,607	$3,943,286	$15,767,399	$3,763,542	$3,271,579	$—
Gross unrealized depreciation	(226,247,810)	(66,848,112)	(50,147,557)	(139,212,886)	(1,510,309)	(30,973,223)	(11,984)

Net unrealized appreciation (depreciation)	$(218,372,829)	$(66,217,505)	$(46,204,271)	$(123,445,487)	$2,253,233	$(27,701,644)	$(11,984)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds

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Notes to Financial Statements  (unaudited) (continued)

rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended September 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Series E structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, Series E’s investments in the TOB Trusts may adversely affect Series E’s net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect Series E’s NAV per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect Series E’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and Series E, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Certain obligations held by Series V have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Series V monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements  (unaudited) (continued)

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact certain Funds’ performance.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Six Months Ended 09/30/22		Year Ended 03/31/22
Fund Name	Shares	Amount	Shares	Amount
Series A
Shares sold	2,930,994	$27,659,473	132,680,891	$1,328,660,314
Shares redeemed	(4,553,220)	(42,840,815)	(14,382,169)	(143,083,773)

	(1,622,226)	$(15,181,342)	118,298,722	$1,185,576,541

Series C
Shares sold	5,225,108	$48,037,708	10,950,876	$117,403,754
Shares redeemed	(12,740,177)	(114,769,281)	(12,573,491)	(134,377,813)

	(7,515,069)	$(66,731,573)	(1,622,615)	$(16,974,059)

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Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 09/30/22		Year Ended 03/31/22
Fund Name	Shares	Amount	Shares	Amount
Series E
Shares sold	7,615,378	$80,406,598	12,688,652	$151,830,799
Shares redeemed	(8,949,623)	(93,650,198)	(12,435,072)	(148,249,295)

	(1,334,245)	$(13,243,600)	253,580	$3,581,504

Series M
Shares sold	18,892,918	$162,755,315	32,197,355	$311,588,070
Shares redeemed	(16,152,144)	(140,560,094)	(31,160,094)	(297,152,054)

	2,740,774	$22,195,221	1,037,261	$14,436,016

Series P
Shares sold	1,253,500	$11,623,098	3,709,976	$31,649,680
Shares redeemed	(1,992,816)	(18,470,971)	(3,733,889)	(31,874,580)

	(739,316)	$(6,847,873)	(23,913)	$(224,900)

Series S
Shares sold	11,694,674	$107,108,867	19,121,099	$181,995,461
Shares redeemed	(8,248,977)	(75,373,643)	(16,121,324)	(155,319,378)

	3,445,697	$31,735,224	2,999,775	$26,676,083

Series V
Shares sold	4,502,985	$44,985,051	1,423,582	$14,235,811	(a)
Shares redeemed	(2,163,652)	(21,615,654)	(402,824)	(4,028,238	)(a)

	2,339,333	$23,369,397	1,020,758	$10,207,573

(a)	For the period from May 5, 2021 (commencement of operations) to March 31, 2022.

As of September 30, 2022, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 250,000 Shares of Series V.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Allocation Target Shares (the “Trust”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series E Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio, BATS: Series S Portfolio and BATS: Series V Portfolio (collectively, the “Funds” and each, a “Fund,”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to BATS: Series A Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series S Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) a discussion of fall-out benefits to BlackRock and its affiliates; (b) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (c) a review of non-management fees; (d) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that the Funds are investments that are available solely to separately managed accounts or institutional clients, primarily to complement their existing BlackRock fixed-income portfolios. Given the resulting comparability issues to peer funds, rather than a comparison to peers, the Board reviewed other performance criteria for the Funds.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge each Fund an advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	131

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BlackRock does not charge the Funds an advisory fee, although investors in the Funds will pay a fee to an affiliate of BlackRock or their managed account program sponsor. The Board also noted that BlackRock and the Board have contractually agreed to waive all fees and pay or reimburse all direct expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	133

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent, Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	Excludes BATS: Series E Portfolio and BATS: Series V Portfolio

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

EUR	Euro

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

BAN	Bond Anticipation Notes

CLN	Credit-Linked-Note

CLO	Collateralized Loan Obligation

COL	Collateralized

DAC	Designated Activity Co.

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

IDC	Industrial Development Corp.

IO	Interest Only

ISD	Independent School District

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

OTC	Over-the-Counter

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TBA	To-be-Announced

TECP	Tax-Exempt Commercial Paper

TRAN	Tax and Revenue Anticipation Note

VRDN	Variable Rate Demand Note

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	135

Want to know more?

blackrock.com | 800-441-7762
This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BATS-9/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Allocation Target Shares

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Allocation Target Shares

Date: November 22, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Allocation Target Shares

Date: November 22, 2022